--------------------------------------------------------------------------------

       MERRILL LYNCH VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------

                                                                                                      PAGE
                                                                                                      ----
                                                              American Balanced Fund................    1
                                                              Balanced Capital Focus Fund...........   13
                                                              Basic Value Focus Fund................   25
                                                              Developing Capital Markets Focus
                                                                Fund................................   38
                                                              Domestic Money Market Fund............   57
                                                              Fundamental Growth Focus Fund.........   68
                                                              Global Bond Focus Fund................   81
                                                              Global Growth Focus Fund..............   95
                                                              Global Strategy Focus Fund............  110
                                                              Government Bond Fund..................  129
                                                              High Current Income Fund..............  141
                                                              Index 500 Fund........................  156
                                                              International Equity Focus Fund.......  172
                                                              Natural Resources Focus Fund..........  192
                                                              Prime Bond Fund.......................  204
                                                              Quality Equity Fund...................  218
                                                              Reserve Assets Fund...................  232
                                                              Small Cap Value Focus Fund............  241
                                                              Utilities and Telecommunications Focus
                                                                Fund................................  255

                                                              Semi-Annual Report
                                                                   June 30, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Economic slowing has finally arrived in the United States. As a result, significant increases in inflation and interest rates appear less likely, which is usually good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

  Investor sentiment changed significantly during the first half of 2000. In general, concerns centered on economic growth being too strong. A recent inflection could indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

  During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999. This transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

  In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

  Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are continued heavy investments in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.

PORTFOLIO MATTERS

  As of June 30, 2000, the Fund's asset allocation was: US stocks, 59% of net assets; US bonds, 39%; and cash reserves, 2%.

  The Fund's position in US bonds was essentially unchanged at 39.1% of net assets during the first half of 2000. The appeal of US bonds seemed enhanced in an environment of more aggressive tightening by the Federal Reserve Board and since there was evidence of a beginning in the slowdown of US economic activity. However, we believe a significant decline in US interest rates will likely hinge on expectations that the Federal Reserve Board will actually reverse its restrictive monetary policy. Given this outlook, the average duration of the Fund's US bond holdings is currently maintained at a defensive average of 4.3 years.

  Within the equity sector, we expanded the Fund's commitment to US equities from 54% of net assets to 59%. We continue to allocate substantial assets to "new economy" equities. Companies in technology-oriented areas such as telecommunications equipment, computers, and software and services should be relatively immune to a global economic slowdown of modest proportions, in our view. Representation in old economy sectors was maintained on a selective basis in order to maintain diversification consistent with the Fund's objectives. Areas with significant representation included financial services, consumer staples and health care.

IN CONCLUSION

  We appreciate your investment in American Balanced Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       + 6.72%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                  +11.87
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                                                   +10.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                   +2.63%         +6.72%
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE                          10,000      The Boeing Company........................    $    418,125       0.3%
                                   14,245      United Technologies Corporation...........         838,674       0.5
                                                                                             ------------     -----
                                                                                                1,256,799       0.8
----------------------------------------------------------------------------------------------------------------------
APPAREL                            10,200      The Gap, Inc. ............................         318,750       0.2
----------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT SOFTWARE    4,600      +Siebel Systems, Inc. ....................         752,388       0.5
----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE PRODUCTS                 2,100      +General Motors Corporation (Class H).....         184,275       0.1
----------------------------------------------------------------------------------------------------------------------
BANKING                            12,871      Bank of America Corporation...............         553,453       0.4
                                   17,800      The Bank of New York Company, Inc. .......         827,700       0.5
                                    9,525      The Chase Manhattan Corporation...........         438,745       0.3
                                                                                             ------------     -----
                                                                                                1,819,898       1.2
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          32,400      The Coca-Cola Company.....................       1,860,975       1.2
                                   38,000      PepsiCo, Inc. ............................       1,688,625       1.1
                                                                                             ------------     -----
                                                                                                3,549,600       2.3
----------------------------------------------------------------------------------------------------------------------
BROADCAST--MEDIA                    4,600      Time Warner Inc. .........................         349,600       0.2
                                    2,500      +Univision Communications Inc. (Class
                                                 A)......................................         258,750       0.2
                                                                                             ------------     -----
                                                                                                  608,350       0.4
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE                68,800      +AT&T Corp.--Liberty Media Group (Class
                                                 A)......................................       1,668,400       1.1
----------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING          14,000      +TV Guide, Inc. (Class A).................         479,500       0.3
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                   5,400      +American Tower Corporation (Class A).....         225,112       0.1
----------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                  13,650      +Oracle Corporation.......................       1,146,600       0.7
----------------------------------------------------------------------------------------------------------------------
CABLE                              18,800      +Charter Communications, Inc. (Class A)...         309,025       0.2
----------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT                   4,920      +Agilent Technologies, Inc. ..............         362,850       0.3
                                   12,900      Hewlett-Packard Company...................       1,610,887       1.0
                                                                                             ------------     -----
                                                                                                1,973,737       1.3
----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS                       3,100      Minnesota Mining and Manufacturing Company
                                                 (3M)....................................         255,750       0.2
----------------------------------------------------------------------------------------------------------------------
CELLULAR TELEPHONES                 6,100      +Dobson Communications Corporation (Class
                                                 A)......................................         117,425       0.1
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          14,000      Rohm and Haas Company.....................         483,000       0.3
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                17,950      +Convergys Corporation....................         931,156       0.6
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                      8,600      +Pegasus Communications Corporation.......         420,863       0.3
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT           29,850      Lucent Technologies Inc. .................       1,768,613       1.1
                                   21,175      +WorldCom, Inc. ..........................         971,403       0.6
                                                                                             ------------     -----
                                                                                                2,740,016       1.7
----------------------------------------------------------------------------------------------------------------------
COMPUTER RELATED PRODUCTS           4,400      +VERITAS Software Corporation.............         497,200       0.3
----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                  21,600      +America Online, Inc. ....................       1,139,400       0.7
                                   55,424      +Cisco Systems, Inc. .....................       3,522,911       2.3
                                   10,700      Electronic Data Systems Corporation.......         441,375       0.3
                                      600      +StorageNetworks, Inc. ...................          54,150       0.0
                                                                                             ------------     -----
                                                                                                5,157,836       3.3
----------------------------------------------------------------------------------------------------------------------
COMPUTER TECHNOLOGY                 6,100      +Solectron Corporation....................         255,438       0.2
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                          12,400      Compaq Computer Corporation...............         316,975       0.2
                                   17,000      +Dell Computer Corporation................         838,312       0.5
                                   12,000      +EMC Corporation..........................         923,250       0.6
                                   12,985      International Business Machines
                                                 Corporation.............................       1,422,669       0.9
                                    9,500      RadioShack Corporation....................         450,063       0.3
                                   15,750      +Sun Microsystems, Inc. ..................       1,432,266       0.9
                                    3,500      Symbol Technologies, Inc. ................         189,000       0.1
                                                                                             ------------     -----
                                                                                                5,572,535       3.5
----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                      17,400      Honeywell International Inc. .............         586,162       0.4
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES               4,900      +Conexant Systems, Inc. ..................    $    237,956       0.2%
                                    4,100      Corning Incorporated......................       1,106,487       0.7
                                    3,700      Textron, Inc. ............................         200,956       0.1
                                                                                             ------------     -----
                                                                                                1,545,399       1.0
----------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                     34,800      +Calpine Corporation......................       2,288,100       1.5
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL                            500      +Capstone Turbine Corporation.............          22,594       0.0
                                   14,400      DPL Inc. .................................         315,900       0.2
                                                                                             ------------     -----
                                                                                                  338,494       0.2
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS           13,600      +The AES Corporation......................         620,500       0.4
----------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS              51,910      General Electric Company..................       2,751,230       1.8
                                   39,850      Intel Corporation.........................       5,324,956       3.4
                                    4,800      +LSI Logic Corporation....................         259,800       0.2
                                   27,300      Motorola, Inc. ...........................         793,406       0.5
                                                                                             ------------     -----
                                                                                                9,129,392       5.9
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                         2,400      +Broadcom Corporation (Class A)...........         525,450       0.3
                                    4,400      +Gemstar International Group Limited......         270,325       0.2
                                   15,400      Texas Instruments Incorporated............       1,057,788       0.7
                                                                                             ------------     -----
                                                                                                1,853,563       1.2
----------------------------------------------------------------------------------------------------------------------
FINANCE                            10,300      Federal Home Loan Mortgage Association....         417,150       0.3
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                  5,400      Associates First Capital Corporation
                                                 (Class A)...............................         120,487       0.1
                                   11,250      The Charles Schwab Corporation............         378,281       0.2
                                   32,700      Citigroup Inc. ...........................       1,970,175       1.3
                                   22,200      Wells Fargo Company.......................         860,250       0.5
                                                                                             ------------     -----
                                                                                                3,329,193       2.1
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--PRODUCTS & SERVICES    19,700      HCA--The Healthcare Corporation...........         598,387       0.4
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                 26,800      Colgate-Palmolive Company.................       1,604,650       1.0
                                    3,600      The Procter & Gamble Company..............         206,100       0.1
                                                                                             ------------     -----
                                                                                                1,810,750       1.1
----------------------------------------------------------------------------------------------------------------------
INSURANCE                          14,200      AXA Financial, Inc. ......................         482,800       0.3
                                    7,800      American International Group, Inc. .......         916,500       0.6
                                    4,100      ITT Industries, Inc. .....................         124,537       0.1
                                                                                             ------------     -----
                                                                                                1,523,837       1.0
----------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE                   4,600      +IntraNet Solutions, Inc. ................         176,525       0.1
                                    2,150      +VeriSign, Inc. ..........................         379,072       0.2
                                                                                             ------------     -----
                                                                                                  555,597       0.3
----------------------------------------------------------------------------------------------------------------------
INTERNETWORKING                       300      +Alamosa PCS Holdings, Inc. ..............           6,262       0.0
                                    2,700      +InfoSpace.com, Inc. .....................         149,175       0.1
                                    2,500      +Inktomi Corporation......................         295,625       0.2
                                                                                             ------------     -----
                                                                                                  451,062       0.3
----------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS & COMPONENTS         20,550      +JDS Uniphase Corporation.................       2,462,147       1.6
----------------------------------------------------------------------------------------------------------------------
MANUFACTURING                      15,300      Tyco International Ltd. ..................         724,838       0.5
----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                 17,950      Johnson & Johnson.........................       1,828,656       1.2
----------------------------------------------------------------------------------------------------------------------
METAL                              18,400      Alcoa Inc. ...............................         533,600       0.3
----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                        30,700      Enron Corp. ..............................       1,980,150       1.3
----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES                  25,800      Burlington Resources Inc. ................         986,850       0.6
----------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS                 1,600      +ONI Systems Corp. .......................         187,500       0.1
----------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS                 5,200      +Nabors Industries, Inc. .................         216,125       0.1
----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                    26,273      Exxon Mobil Corporation...................       2,062,430       1.3
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                   SHARES                                                                   PERCENT OF
INDUSTRY                             HELD                    COMMON STOCKS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                        8,000      Schlumberger Limited......................    $    597,000       0.4%
----------------------------------------------------------------------------------------------------------------------
PETROLEUM                           9,700      Unocal Corporation........................         321,313       0.2
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    18,100      American Home Products Corporation........       1,063,375       0.7
                                   16,300      Cardinal Health, Inc. ....................       1,206,200       0.8
                                    5,400      Eli Lilly and Company.....................         539,325       0.4
                                   21,200      Merck & Co., Inc. ........................       1,624,450       1.0
                                   39,150      Pfizer Inc. ..............................       1,879,200       1.2
                                    6,800      Schering-Plough Corporation...............         343,400       0.2
                                                                                             ------------     -----
                                                                                                6,655,950       4.3
----------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                 27,500      +AMFM Inc. ...............................       1,897,500       1.2
----------------------------------------------------------------------------------------------------------------------
RETAIL                             18,300      Lowe's Companies, Inc. ...................         751,444       0.5
                                   14,700      +Safeway Inc. ............................         663,338       0.4
                                   18,000      Wal-Mart Stores, Inc. ....................       1,037,250       0.7
                                                                                             ------------     -----
                                                                                                2,452,032       1.6
----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT                8,100      Millipore Corporation.....................         610,538       0.4
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                           11,900      +Amdocs Limited...........................         913,325       0.6
                                   24,700      +Microsoft Corporation....................       1,974,456       1.2
                                   13,600      +Network Associates, Inc. ................         277,100       0.2
                                    4,000      +RSA Security Inc. .......................         278,000       0.2
                                    4,000      +Yahoo! Inc. .............................         495,500       0.3
                                                                                             ------------     -----
                                                                                                3,938,381       2.5
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                 14,200      +AT&T Wireless Group......................         395,825       0.3
                                    9,700      +Adelphia Business Solutions, Inc. .......         224,312       0.1
                                   33,600      GTE Corporation...........................       2,091,600       1.3
                                    3,000      +Level 3 Communications, Inc. ............         263,813       0.2
                                   24,000      +McLeodUSA Incorporated (Class A).........         496,500       0.3
                                   32,799      SBC Communications Inc. ..................       1,418,557       0.9
                                    4,400      Sprint Corp. (FON Group)..................         224,400       0.2
                                                                                             ------------     -----
                                                                                                5,115,007       3.3
----------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC                 9,700      Constellation Energy Group................         315,856       0.2
----------------------------------------------------------------------------------------------------------------------
UTILITIES--GAS PIPELINE             6,000      Dynegy Inc. (Class A).....................         409,875       0.3
----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS               600      +Telaxis Communications Corporation.......          18,713       0.0
----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--          20,000      +Nextel Communications, Inc. (Class A)....       1,223,750       0.8
DOMESTIC PAGING & CELLULAR
                                   12,800      +Sprint Corp. (PCS Group).................         761,600       0.5
                                                                                             ------------     -----
                                                                                                1,985,350       1.3
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (COST--$71,041,635)                             91,071,050      58.5
----------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT               FIXED-INCOME INVESTMENTS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES            $ 3,000,000      General Electric Capital Corp., 8.75% due
                                                 5/21/2007...............................       3,254,580       2.1
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            1,227,126      Federal Home Loan Mortgage Corporation
MORTGAGE-BACKED OBLIGATIONS*                     Participation Certificates Gold Program
                                                 #10036, 7.50% due 6/01/2007.............       1,229,654       0.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                     FACE                                                                   PERCENT OF
          INDUSTRY                 AMOUNT               FIXED-INCOME INVESTMENTS                VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY                         Federal National Mortgage Association:
OBLIGATIONS
                              $ 7,760,000      5.625% due 3/15/2001......................    $  7,694,506       5.0%
                                1,550,000      5.25% due 1/15/2009.......................       1,366,186       0.9
                                  600,000      6.375% due 6/15/2009......................         570,372       0.4
                                               US Treasury Bonds:
                                3,400,000      6.25% due 8/15/2023.......................       3,427,608       2.2
                                  900,000      5.25% due 11/15/2028......................         796,923       0.5
                               10,800,000      6.125% due 8/15/2029......................      10,908,000       7.0
                                               US Treasury Notes:
                                4,800,000      5% due 4/30/2001..........................       4,742,976       3.0
                               13,700,000      5.75% due 6/30/2001.......................      13,601,538       8.7
                                9,500,000      5.50% due 7/31/2001.......................       9,403,480       6.0
                                4,000,000      5.50% due 8/31/2001.......................       3,955,640       2.5
                                                                                             ------------     -----
                                                                                               56,467,229      36.2
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FIXED-INCOME INVESTMENTS
                                               (COST--$60,732,175)                             60,951,463      39.1
----------------------------------------------------------------------------------------------------------------------
                                                         SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**              3,286,000      General Motors Acceptance Corp., 7.13% due
                                                 7/03/2000...............................       3,284,048       2.1
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$3,284,048)                               3,284,048       2.1
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS (COST--$135,057,858)....     155,306,561      99.7
                                               OTHER ASSETS LESS LIABILITIES.............         404,772       0.3
                                                                                             ------------     -----
                                               NET ASSETS................................    $155,711,333     100.0%
                                                                                             ============     =====
----------------------------------------------------------------------------------------------------------------------

* Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$135,057,858).......             $155,306,561
Cash........................................................                      279
Receivables:
  Interest..................................................  $863,690
  Dividends.................................................    43,518
  Capital shares sold.......................................       455        907,663
                                                              --------
Prepaid expenses and other assets...........................                   12,561
                                                                         ------------
Total assets................................................              156,227,064
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   351,988
  Capital shares redeemed...................................    70,703
  Investment adviser........................................    65,580        488,271
                                                              --------
Accrued expenses and other liabilities......................                   27,460
                                                                         ------------
Total liabilities...........................................                  515,731
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $155,711,333
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $  1,033,673
Paid-in capital in excess of par............................              126,911,076
Undistributed investment income--net........................                1,827,159
Undistributed realized capital gains on investments--net....                5,690,722
Unrealized appreciation on investments--net.................               20,248,703
                                                                         ------------
NET ASSETS..................................................             $155,711,333
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $155,711,333 and 10,336,732
  shares outstanding........................................             $      15.06
                                                                         ============
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $ 1,972,146
Dividends...................................................                 343,663
                                                                         -----------
Total income................................................               2,315,809
                                                                         -----------
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $436,541
Accounting services.........................................    15,917
Custodian fees..............................................    12,368
Professional fees...........................................     9,856
Printing and shareholder reports............................     6,939
Transfer agent fees.........................................     2,521
Directors' fees and expenses................................     1,624
Pricing services............................................     1,192
Other.......................................................     1,685
                                                              --------
Total expenses..............................................                 488,643
                                                                         -----------
Investment income--net......................................               1,827,166
                                                                         -----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................               5,794,846
Change in unrealized appreciation on investments--net.......              (3,469,094)
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $ 4,152,918
                                                                         ===========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000   DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,827,166      $  4,663,079
Realized gain on investments--net...........................     5,794,846        11,119,754
Change in unrealized appreciation on investments--net.......    (3,469,094)       (1,634,882)
                                                              ------------      ------------
Net increase in net assets resulting from operations........     4,152,918        14,147,951
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................        (2,050)       (9,159,666)
Realized gain on investments--net:
  Class A...................................................    (1,382,405)      (25,700,159)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (1,384,455)      (34,859,825)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (13,462,509)           32,782
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (10,694,046)      (20,679,092)
Beginning of period.........................................   166,405,379       187,084,471
                                                              ------------      ------------
End of period*..............................................  $155,711,333      $166,405,379
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  1,827,159      $      2,043
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                        CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            -------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                          FOR THE SIX           FOR THE YEAR ENDED DECEMBER 31,
                                                          MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  JUNE 30, 2000+     1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................     $  14.80      $  16.74    $  16.59    $  16.01    $  15.17
                                                            --------      --------    --------    --------    --------
Investment income--net.................................          .17           .45         .40         .54         .53
Realized and unrealized gain on investments--net.......          .22           .83        1.60        1.87         .89
                                                            --------      --------    --------    --------    --------
Total from investment operations.......................          .39          1.28        2.00        2.41        1.42
                                                            --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................           --**        (.85)       (.54)       (.27)       (.56)
  Realized gain on investments--net....................         (.13)        (2.37)      (1.31)      (1.56)       (.02)
                                                            --------      --------    --------    --------    --------
Total dividends and distributions......................         (.13)        (3.22)      (1.85)      (1.83)       (.58)
                                                            --------      --------    --------    --------    --------
Net asset value, end of period.........................     $  15.06      $  14.80    $  16.74    $  16.59    $  16.01
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share.....................        2.63%++       8.73%      13.56%      17.11%       9.73%
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................         .61%*         .61%        .62%        .60%        .60%
                                                            ========      ========    ========    ========    ========
Investment income--net.................................        2.30%*        2.70%       2.37%       3.17%       3.39%
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............     $155,711      $166,405    $187,084    $194,747    $212,047
                                                            ========      ========    ========    ========    ========
Portfolio turnover.....................................       50.78%       105.48%     102.47%     136.71%     236.50%
                                                            ========      ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------

* Annualized.
** Amount is less than $.01 per share.
*** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--AMERICAN BALANCED FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. American Balanced Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Invest-

--------------------------------------------------------------------------------

ment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets.
  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $3,432 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 2000, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $273 for providing security price quotations to compute the Fund's net asset value.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc., ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $75,908,144 and $82,052,574, respectively.

  Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

--------------------------------------------------------------------
                                           Realized      Unrealized
                                        Gains (Losses)      Gains
--------------------------------------------------------------------
Long-term investments.................    $5,795,188     $20,248,703
Short-term investments................          (342)             --
                                          ----------     -----------
Total.................................    $5,794,846     $20,248,703
                                          ==========     ===========
--------------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $20,248,703, of which $24,577,971 related to appreciated securities and $4,329,268 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $135,057,858.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Six Months Ended                  Dollar
June 30, 2000                              Shares        Amount
------------------------------------------------------------------
Shares sold............................      43,355   $    648,212
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................      92,606      1,384,455
                                         ----------   ------------
Total issued...........................     135,961      2,032,667
Shares redeemed........................  (1,040,472)   (15,495,176)
                                         ----------   ------------
Net decrease...........................    (904,511)  $(13,462,509)
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                        Dollar
December 31, 1999                          Shares        Amount
------------------------------------------------------------------
Shares sold............................      86,550   $  1,314,138
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   2,357,608     34,859,825
                                         ----------   ------------
Total issued...........................   2,444,158     36,173,963
Shares redeemed........................  (2,378,305)   (36,141,181)
                                         ----------   ------------
Net increase...........................      65,853   $     32,782
                                         ==========   ============
------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective July 1, 2000, Capital Focus Fund was renamed Balanced Capital Focus Fund. The Fund's investment objective remains the same: to seek high total investment return. In order to reach this objective, the Fund uses a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

PORTFOLIO MATTERS

  The volatile performance of the US financial markets during the first half of 2000 was dictated by investors' changing perceptions about the pace of economic growth, the future rate of inflation and the associated course of action by the Federal Reserve Board. In the first two months of the six-month period, continued strong noninflationary economic growth, expectations for upbeat first quarter corporate profits reports and the belief that the Federal Reserve Board's action to increase short-term interest rates was nearing an end combined to produce a solid advance in equity prices. Fourth quarter 1999 gross domestic product (GDP) growth was revised upwards to a +7.3% annual rate, while the price deflator measure of inflation remained below 2%. Most economists anticipated a 5% rate of GDP growth in the first quarter of 2000. Largely driven by productivity improvements, this economic backdrop was expected to result in approximately 20% corporate profits growth in the first quarter of 2000. In addition, as a result of the Federal Funds rate having been increased for the fifth time since fall, many investors believed the Federal Reserve Board would soon conclude its monetary tightening initiatives.

  In March, the character and composition of the market's advance began to change, shifting toward the stocks of "old economy" companies in the basic industry, consumer and industrial sectors and away from the hard charging technology names, bringing to at least a temporary halt the period of dramatic outperformance of technology and telecommunications stocks to the exclusion of virtually everything else. Coordinated global economic growth, declining oil prices, ongoing restructuring and productivity improvements, easy year-over-year earnings comparisons and low valuations created a highly attractive environment for these traditional companies, while the unprecedented valuation of many technology stocks left no room for disappointment. As a result, investors exploited the attractive investment potential in the value sectors of the market while taking profits in the "new economy" arena.

  Stocks weakened in April and May, driven by more aggressive action by the Federal Reserve Board to slow economic growth and curb rising inflationary pressures. The 50 basis point (0.50%) increase in the Federal Funds rate in May marked the sixth increase this tightening cycle and a significant departure from the prior, moderate 25 basis point moves, reflecting the undiminished strength in the US economy. This also suggested further such Federal Reserve Board actions could be forthcoming. As rising interest rates typically slow economic growth and compress stock market valuation, equity prices declined. Within this tougher environment, the value style of investing continued to outpace the growth style of investing as investors shifted away from the highly priced growth and technology sectors of the market toward more defensive categories. However, in June accumulating evidence of an economic slowdown suggested the Federal Reserve Board's tightening bias might be nearing an end, leading to a recovery in stock prices and resurgence in the growth and technology categories.

  For the six-month period ended June 30, 2000, the unmanaged Standard & Poor's 500 (S&P 500) Index earned a -0.42% total return, the first time since 1994 that the market has registered a first half-year decline. The US bond market performed well, as the Merrill Lynch Domestic Bond Master Index provided a +3.99% total return for the same period. While short-term interest rates rose, intermediate-term and long-term interest rates declined as investors believed Federal Reserve Board action would slow the economy and contain incipient inflationary pressures. US Treasury securities in particular benefited from their safety and security in this unpredictable period. Cash equivalents provided a +2.93% total return, as measured by the Merrill Lynch 91-day Treasury Bill Index. The Balanced Capital Focus Fund's relative performance closely paralleled these shifting market dynamics. The Fund outperformed its peers during the middle months of the period, which we attribute to our value orientation and consequent underweighting in the technology sector. However, the Fund underperformed its peers early and late in the period when growth and technology stocks were ascendant. For the six months as a whole, the Fund modestly underperformed its peer group. The equity component of the Fund benefited from our exposures in the energy, healthcare and wireless communications sectors, while industrial, tele-

--------------------------------------------------------------------------------

phone and selected financial stocks performed poorly. The fixed-income component of the Fund benefited from a relatively higher duration as intermediate-term interest rates declined and from a concentration of corporate debt exposures in shorter maturities.

  Rising short-term interest rates, slowing economic growth and uncertain Federal Reserve Board policies have combined to produce a highly volatile investment environment. We believe such current conditions argue for the maintenance of a conservative investment posture. At June 30, 2000, 63.3% of portfolio net assets was invested in equities, 32.5% in fixed-income securities and 4.2% in cash equivalents. This compares to 60.2% in equities, 32.9% in fixed-income securities and 6.9% in cash equivalents at December 31, 1999. Within the equity portfolio, we have emphasized investments in companies whose ability to create shareholder value is not necessarily captive to economic conditions. We increased our exposure to non-economically sensitive market sectors such as consumer non-durables and healthcare, which appear to offer good value in an environment of slowing economic growth and rising earnings and stock price risks. Recent portfolio additions include Anheuser-Busch Companies, Inc., the world's largest brewer, Avon Products, Inc., the global cosmetics company and Tenet Healthcare Corporation, the hospital management concern. We concurrently reduced exposures in commodity, industrial and consumer cyclical sectors, eliminating positions in Honeywell International Inc., Rockwell International Corporation and Carnival Corporation in response to lessened confidence in these companies' earnings growth projections and stock price performance potential. Within the fixed-income portfolio, we maintained quality and improved liquidity while increasing yield. We increased our exposure to US Treasury securities from 28% of fixed-income assets at December 31, 1999 to 33% of fixed-income assets at June 30, 2000, while reducing investment-grade corporate bonds from 63% of fixed-income assets to 58% and maintaining our position in high-yield corporate bonds near 9%. Average quality ratings were unchanged at A2/A, while average yield-to-maturity increased 13 basis points to 7.70%.

  Balanced Capital Focus Fund seeks to invest in above-average companies whose stocks sell at below-average valuation levels. On average, the stocks in the Fund have generated comparable returns on shareholders equity and have stronger balance sheets, while offering faster earnings growth than the average company as measured by the S&P 500. However, at period-end these same stocks sold at an average price to earning ratio of 19.3 times estimated year 2000 earnings per share versus 26.8 times for the S&P 500, at 5.3 times current book value per share versus 7.1 times for the S&P 500, and provide an above average 1.4% dividend yield versus 1.1% for the S&P 500. We believe this formula could provide superior risk adjusted equity returns over time.

IN CONCLUSION

  We appreciate your investment in Balanced Capital Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kurt Schansinger
Kurt Schansinger
Senior Vice President and
Senior Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                        -2.24%
--------------------------------------------------------------------------------
Inception (6/05/98) through 6/30/00                                        +2.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                  6 MONTH         12 MONTH
                                                                TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------
Class A Shares                                                     -0.32%          -2.24%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                 FACE                                                                        PERCENT OF
INDUSTRY                        AMOUNT                            BONDS                           VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           $  500,000      Lockheed Martin Corporation, 7.95% due
                                                12/01/2005.................................    $   502,850       1.5%
-----------------------------------------------------------------------------------------------------------------------
BANKING                          500,000      Provident Bank, 6.375% due 1/15/2004.........        469,481       1.5
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        500,000      Airgas Inc., 7.14% due 3/08/2004.............        455,715       1.4
-----------------------------------------------------------------------------------------------------------------------
FINANCE                          500,000      Deutsche Telekom International Finance, 8%
                                                due 6/15/2010..............................        498,285       1.5
                                 500,000      General Motors Acceptance Corp., 5.75% due
                                                11/10/2003.................................        473,425       1.5
                                 500,000      Household Finance Corp., 7.875% due
                                                3/01/2007..................................        498,060       1.5
                                                                                               -----------     -----
                                                                                                 1,469,770       4.5
-----------------------------------------------------------------------------------------------------------------------
HOME--BUILDERS                   500,000      Champion Enterprises, Inc., 7.625% due
                                                5/15/2009..................................        455,552       1.4
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS            500,000      The Coastal Corporation, 6.50% due
                                                6/02/2008..................................        459,225       1.4
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT              250,000      R & B Falcon Corporation, 6.75% due
                                                4/15/2005..................................        225,000       0.7
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                  500,000      Occidental Petroleum Corp., 6.50% due
                                                4/01/2005..................................        474,145       1.5
-----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS          500,000      Champion International Corp., 6.65% due
                                                12/15/2037.................................        459,190       1.4
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION                   250,000      Northwest Airlines, Inc., 7.875% due
                                                3/15/2008..................................        220,430       0.7
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING                 500,000      Royal Caribbean Cruises Ltd., 7.25% due
                                                8/15/2006..................................        442,505       1.4
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS                     US Treasury Notes & Bonds:
                                 500,000        5.875% due 11/15/2005......................        491,405       1.5
                               1,000,000        5.625% due 2/15/2006.......................        970,160       3.0
                                 750,000        6.50% due 10/15/2006.......................        759,023       2.4
                                 500,000        3.625% due 1/15/2008.......................        513,779       1.6
                                 250,000        6% due 2/15/2026...........................        244,805       0.8
                                 500,000        5.50% due 8/15/2028........................        458,595       1.4
                                                                                               -----------     -----
                                                                                                 3,437,767      10.7
-----------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATIONS        500,000      Sprint Capital Corporation, 6.90% due
                                                5/01/2019..................................        444,580       1.4
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--        500,000      Nextel Communications, Inc., 9.375% due
DOMESTIC PAGING & CELLULAR                      11/15/2009.................................        477,500       1.5
-----------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES***             500,000      Enersis SA, 6.60% due 12/01/2026(1)..........        475,445       1.5
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL BONDS (COST--$10,798,529)                   10,469,155      32.5
-----------------------------------------------------------------------------------------------------------------------
                                SHARES
                                 HELD                         COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE                         13,500      The Boeing Company...........................        564,469       1.8
-----------------------------------------------------------------------------------------------------------------------
BANKING                            9,000      The Chase Manhattan Corporation..............        414,562       1.3
                                  10,000      Citigroup Inc. ..............................        602,500       1.9
                                  15,000      Mellon Financial Corporation.................        546,563       1.7
                                                                                               -----------     -----
                                                                                                 1,563,625       4.9
-----------------------------------------------------------------------------------------------------------------------
BEVERAGES                          7,500      Anheuser-Busch Companies, Inc. ..............        560,156       1.7
-----------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS                15,000      Masco Corporation............................        270,937       0.8
-----------------------------------------------------------------------------------------------------------------------
CHEMICALS                          8,000      E.I. du Pont de Nemours and Company..........        350,000       1.1
                                  11,000      Pharmacia Corporation........................        568,563       1.7
                                                                                               -----------     -----
                                                                                                   918,563       2.8
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES/SOFTWARE         5,000      International Business Machines
                                                Corporation................................        547,812       1.7
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                         20,000      Compaq Computer Corporation..................        511,250       1.6
-----------------------------------------------------------------------------------------------------------------------
COSMETICS                         14,000      Avon Products, Inc. .........................        623,000       1.9
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                       PERCENT OF
          INDUSTRY               HELD                         COMMON STOCKS                       VALUE      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES              7,500      Kansas City Southern Industries, Inc. .......    $   665,156       2.1%
                                  10,000      United Technologies Corporation..............        588,750       1.8
                                                                                               -----------     -----
                                                                                                 1,253,906       3.9
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 9,000      Federal National Mortgage Association........        469,687       1.5
                                  15,000      Wells Fargo Company..........................        581,250       1.8
                                                                                               -----------     -----
                                                                                                 1,050,937       3.3
-----------------------------------------------------------------------------------------------------------------------
FOOTWEAR                          10,000      Nike, Inc. (Class B).........................        398,125       1.2
-----------------------------------------------------------------------------------------------------------------------
HOSPITAL MANAGEMENT               17,500      +Tenet Healthcare Corporation................        472,500       1.5
-----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                10,000      Kimberly-Clark Corporation...................        573,750       1.8
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                          5,000      American International Group, Inc. ..........        587,500       1.8
                                  14,000      ITT Industries, Inc. ........................        425,250       1.3
                                  10,000      XL Capital Ltd. (Class A)....................        541,250       1.7
                                                                                               -----------     -----
                                                                                                 1,554,000       4.8
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS SUPPLIERS             10,000      The Coastal Corporation......................        608,750       1.9
                                  15,000      The Williams Companies, Inc. ................        625,313       1.9
                                                                                               -----------     -----
                                                                                                 1,234,063       3.8
-----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES                 13,000      Burlington Resources Inc. ...................        497,250       1.5
-----------------------------------------------------------------------------------------------------------------------
OFFICE--RELATED                   12,500      Pitney Bowes Inc. ...........................        500,000       1.6
-----------------------------------------------------------------------------------------------------------------------
OIL FIELD EQUIPMENT               12,000      Halliburton Company..........................        566,250       1.8
-----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                   15,000      Unocal Corporation...........................        496,875       1.5
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                         11,500      Anadarko Petroleum Corporation...............        567,094       1.8
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                   10,000      American Home Products Corporation...........        587,500       1.8
-----------------------------------------------------------------------------------------------------------------------
PUBLISHING                        11,000      The New York Times Company (Class A).........        434,500       1.3
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                          5,000      Union Pacific Corporation....................        185,938       0.6
-----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                       17,000      McDonald's Corporation.......................        559,937       1.7
-----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                    16,500      Motorola, Inc. ..............................        479,531       1.5
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                10,000      +Bell Atlantic Corporation...................        508,125       1.6
                                  10,000      Lucent Technologies Inc. ....................        592,500       1.8
                                  25,000      Telefonaktiebolaget LM Ericsson (ADR)*.......        500,000       1.5
                                  12,500      +WorldCom, Inc. .............................        573,438       1.8
                                                                                               -----------     -----
                                                                                                 2,174,063       6.7
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT      10,000      Alcatel (ADR)*...............................        665,000       2.1
-----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--         10,000      +Nextel Communications, Inc. (Class A).......        611,875       1.9
DOMESTIC PAGING & CELLULAR
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS (COST--$18,505,096)           20,422,906      63.3
-----------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT                    SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY          $1,637,000      Federal Home Loan Mortgage Corporation, 6.57%
OBLIGATIONS**                                   due 7/03/2000..............................      1,636,104       5.1
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$1,636,104)                                 1,636,104       5.1
-----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$30,939,729)........     32,528,165     100.9
                                              LIABILITIES IN EXCESS OF OTHER ASSETS........       (289,664)     (0.9)
                                                                                               -----------     -----
                                              NET ASSETS...................................    $32,238,501     100.0%
                                                                                               ===========     =====
-----------------------------------------------------------------------------------------------------------------------

   * American Depositary Receipts (ADR).

  ** Certain US Government Agency Obligations are traded on a discount basis;
     the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

 *** Corresponding industry groups for foreign securities:
(1) Industrial.

   + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$30,939,729)........             $32,528,165
Cash........................................................                     924
Receivables:
  Interest..................................................  $164,243
  Securities sold...........................................   108,141
  Capital shares sold.......................................    31,317
  Dividends.................................................    14,640       318,341
                                                              --------
Deferred organization expenses..............................                   5,467
Prepaid expenses and other assets...........................                   2,482
                                                                         -----------
Total assets................................................              32,855,379
                                                                         -----------
------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   572,797
  Capital shares redeemed...................................    21,911
  Investment adviser........................................    14,988       609,696
                                                              --------
Accrued expenses............................................                   7,182
                                                                         -----------
Total liabilities...........................................                 616,878
                                                                         -----------
------------------------------------------------------------------------------------
NET ASSETS..................................................             $32,238,501
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $   319,913
Paid-in capital in excess of par............................              30,493,741
Undistributed investment income--net........................                 420,981
Accumulated realized capital losses on investments--net.....                (584,666)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               1,588,532
                                                                         -----------
NET ASSETS..................................................             $32,238,501
                                                                         ===========
------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $32,238,501 and 3,199,129
  shares outstanding........................................             $     10.08
                                                                         ===========
------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................              $ 415,002
Dividends (net of $1,183 foreign withholding tax)...........                137,808
                                                                          ---------
Total income................................................                552,810
                                                                          ---------
-----------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  96,793
Custodian fees..............................................      6,623
Professional fees...........................................      4,657
Accounting services.........................................      4,257
Transfer agent fees.........................................      1,810
Pricing services............................................        818
Amortization of organization expenses.......................        770
Printing and shareholders reports...........................        520
Registration fees...........................................        353
Directors' fees and expenses................................        336
Other.......................................................        940
                                                              ---------
Total expenses..............................................                117,877
                                                                          ---------
Investment income--net......................................                434,933
                                                                          ---------
-----------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss on investments--net...........................               (547,439)
Change in unrealized appreciation on:
  Investments--net..........................................    (35,193)
  Foreign currency transactions--net........................         30     (35,163)
                                                              ---------   ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $(147,669)
                                                                          =========
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 2000    DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................     $   434,933        $   816,568
Realized gain (loss) on investments--net....................        (547,439)           578,626
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................         (35,163)           844,879
                                                                 -----------        -----------
Net increase (decrease) in net assets resulting from
  operations................................................        (147,669)         2,240,073
                                                                 -----------        -----------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................              --         (1,076,650)
In excess of investment income--net:
  Class A...................................................              --            (15,634)
Realized gain on investments--net:
  Class A...................................................        (177,746)                --
                                                                 -----------        -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (177,746)        (1,092,284)
                                                                 -----------        -----------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................        (520,306)         4,871,704
                                                                 -----------        -----------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................        (845,721)         6,019,493
Beginning of period.........................................      33,084,222         27,064,729
                                                                 -----------        -----------
End of period*..............................................     $32,238,501        $33,084,222
                                                                 ===========        ===========
--------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................     $   420,981        $   (13,952)
                                                                 ===========        ===========
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                      CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    ----------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    FOR THE SIX          FOR THE        FOR THE PERIOD
FINANCIAL STATEMENTS.                                           MONTHS ENDED        YEAR ENDED       JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSET VALUE:                         JUNE 30, 2000      DEC. 31, 1999    TO DEC. 31, 1998
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 10.17            $  9.76           $ 10.00
                                                                   -------            -------           -------
Investment income--net......................................           .13                .26               .09
Realized and unrealized gain(loss) on investments and
  foreign currency transactions--net........................          (.17)               .50              (.33)
                                                                   -------            -------           -------
Total from investment operations............................          (.04)               .76              (.24)
                                                                   -------            -------           -------
Less dividends and distributions:
  Investment income--net....................................            --               (.34)               --
  In excess of investment income--net.......................            --               (.01)               --
  Realized gain on investments--net.........................          (.05)                --                --
                                                                   -------            -------           -------
Total dividends and distributions...........................          (.05)              (.35)               --
                                                                   -------            -------           -------
Net asset value, end of period..............................       $ 10.08            $ 10.17           $  9.76
                                                                   =======            =======           =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         (.32%)++           7.85%            (2.40%)++
                                                                   =======            =======           =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .73%*              .71%              .86%*
                                                                   =======            =======           =======
Investment income--net......................................         2.69%*             2.59%             2.54%*
                                                                   =======            =======           =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $32,239            $33,084           $27,065
                                                                   =======            =======           =======
Portfolio turnover..........................................        44.30%             63.88%            29.48%
                                                                   =======            =======           =======
--------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total investment returns exclude insurance-related fees and expenses. +Commencement of operations.
++Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BALANCED CAPITAL FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Balanced Capital Focus Fund (the "Fund") (formerly Capital Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

--------------------------------------------------------------------------------

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $2,652 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 2000, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $508 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $14,160,630 and $13,512,567, respectively.

  Net realized losses for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

-----------------------------------------------------------------
                                          Realized     Unrealized
                                           Losses        Gains
-----------------------------------------------------------------
Long-term investments...................  $(547,439)   $1,588,436
Foreign currency transactions...........         --            96
                                          ---------    ----------
Total...................................  $(547,439)   $1,588,532
                                          =========    ==========
-----------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,588,436, of which $3,188,073 related to appreciated securities and $1,599,637 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $30,939,729.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months Ended                 Dollar
June 30, 2000                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................   257,710    $ 2,573,280
Shares issued to shareholders in
 reinvestment of distributions..........    18,515        177,746
                                          --------    -----------
Total issued............................   276,225      2,751,026
Shares redeemed.........................  (328,705)    (3,271,332)
                                          --------    -----------
Net decrease............................   (52,480)   $  (520,306)
                                          ========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1999              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,588,743    $ 16,190,590
Shares issued to shareholders in
 reinvestment of dividends...........     109,615       1,092,284
                                       ----------    ------------
Total issued.........................   1,698,358      17,282,874
Shares redeemed......................  (1,218,373)    (12,411,170)
                                       ----------    ------------
Net increase.........................     479,985    $  4,871,704
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six-month period ended June 30, 2000, total returns for Basic Value Focus Fund's Class A and Class B Shares were +0.67% and +0.59%, respectively. During the same period, the unmanaged Russell 1000 Value Index returned -4.23%. The Fund's relative outperformance was driven by our energy and healthcare holdings. New additions to the portfolio came primarily from two sectors--healthcare and media.

  Earlier in the year, we purchased healthcare stocks for a number of reasons. Hospital management stocks were out of favor as investors feared that full employment would raise salaries and negatively impact margins. We purchased Tenet Healthcare Corporation with the expectation that the fears were overrated and the company was about to enter a period of strong free cash flow generation. We also purchased the shares of three pharmaceutical companies whose stock prices were depressed for various reasons. Bristol-Myers Squibb Company announced a delay in the approval of its major drug, Van-lev. Abbott Laboratories reported a problem with its manufacturing operations, and Pharmacia Corporation was experiencing weakness in its agricultural subsidiary. We added these stocks to the portfolio subsequent to these problems since we welcome the opportunity to own companies whose valuations are depressed as a result of short-term problems but have promising long-term growth rates.

  We also added a number of media stocks to the portfolio during the six-month period. Fox Entertainment Group, Inc. stock was suffering from a recent ratings slide at the Fox Network. However, we chose to focus on the substantial growth prospects enjoyed by the company's cable networks and television production studio. USA Networks, Inc. was trading at the lowest valuation level among a peer group of entertainment companies as a result of the loss of its highest-rated show. Despite this setback, we believe the company maintains one of the strongest growth profiles in the industry, thereby creating what to us is a compelling investment opportunity. Finally, we purchased shares of Comcast Corporation as cable valuations became depressed in response to overblown competitive fears. At the same time, cash flow and new cable service uptake levels remained strong.

  For our remaining additions, we utilized a rifle approach to stock selection as no major industry themes were adopted. We added individual equities from many different sectors to the portfolio when they encountered operational difficulties and their stock prices came under pressure. For example, we purchased Xerox Corporation since it is undergoing a major product and sales reorganization in order to more effectively compete in the digital age. We added Ford Motor Company because it was significantly undervalued relative to General Motors Corp., despite possessing a materially better product portfolio. The Procter & Gamble Company is currently being negatively impacted by a strong dollar but owns some of the most important global consumer brands. Phelps Dodge Corporation is a premier copper company that is trading at recession type levels. Finally, we added WorldCom Inc., a major global telecommunications company, to the portfolio subsequent to its announced acquisition of Sprint Corp.

  On the sell side, we eliminated our holdings in stocks such as Motorola, Inc., Champion International Corporation, General Motors Corporation and Integrated Device Technologies, which had reached our price objectives. We also reduced our exposure to a number of equities that were underperforming our expectations, including CINergy Corp., Newmont Mining Corp. and National City Corp.

  In addition to our overweighting in the healthcare sector, the Fund remains overweighted in the capital goods sector, particularly in defense stocks that we feel positive about given higher Governmental spending trends. We are also overweighted in the energy sector as the stocks continue to be undervalued relative to the high prices currently being paid for oil and gas. Poor drilling success over the past few years, coupled with increased demand trends, should ensure higher prices for quite some time. Despite the addition of WorldCom Inc. and the purchase of additional shares of AT&T Corp., the Fund is underweighted in the communications sector. We remain constructive on this industry for the longer term and expect to utilize the sector's recent weakness to increase our exposure here.

IN CONCLUSION

  In the current environment, the market continues to drift, and trendless volatility is the norm. Companies that miss earnings expectations will probably be punished by investors. As contrarians, we are ready to move assets into those companies that have significantly better long-term growth prospects than stocks in the traditional value/cyclical arena.

--------------------------------------------------------------------------------

IN CONCLUSION

  We look forward to upgrading the quality of our portfolio in these uncertain times and will review our progress with you in our next report to shareholders. We appreciate your investment in Basic Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Kevin M. Rendino
Kevin M. Rendino
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       - 0.21%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                  +16.16
--------------------------------------------------------------------------------
Inception (7/01/93) to 6/30/00                                            +15.44
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       - 0.35%
--------------------------------------------------------------------------------
Inception (11/03/97) to 6/30/00                                           +11.19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH        12 MONTH
                                                              TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class A Shares                                                    +0.67%         -0.21%
-----------------------------------------------------------------------------------------
Class B Shares                                                    +0.59          -0.35
-----------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                SHARES                                                                        PERCENT OF
INDUSTRY                         HELD                             STOCKS                         VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
LOW PRICE TO BOOK VALUE
------------------------------------------------------------------------------------------------------------------------
FINANCIALS                      1,500,000      Ace Limited.................................  $   42,000,000       3.8%
EXPLORATION & PRODUCTION          650,000      Burlington Resources Inc. ..................      24,862,500       2.3
BANKS                             900,000      The CIT Group, Inc. (Class A)...............      14,625,000       1.3
ENTERTAINMENT                     400,000      +Fox Entertainment Group, Inc. (Class A)....      12,150,000       1.1
HEALTHCARE                        520,100      HCA-The Healthcare Corporation..............      15,798,037       1.4
COMPUTER HARDWARE                 400,000      Harris Corporation..........................      13,100,000       1.2
COMPUTER SOFTWARE SERVICES      1,300,000      +Inprise Corporation........................       7,881,250       0.7
AEROSPACE & DEFENSE               900,000      Lockheed Martin Corporation.................      22,331,250       2.1
AEROSPACE & DEFENSE               350,000      Northrop Grumman Corporation................      23,187,500       2.1
INSURANCE                         600,000      The St. Paul Companies, Inc. ...............      20,475,000       1.9
REFINERS                          500,000      Sunoco, Inc. ...............................      14,718,750       1.3
ENTERTAINMENT                     403,700      +USA Networks, Inc. ........................       8,730,013       0.8
                                                                                             --------------     -----
                                                                                                219,859,300      20.0
------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
------------------------------------------------------------------------------------------------------------------------
INSURANCE                       1,000,000      The Allstate Corporation....................      22,250,000       2.0
FINANCIALS                        800,000      Associates First Capital Corporation (Class
                                                 A)........................................      17,850,000       1.6
BANKS                             700,000      Bank One Corporation........................      18,593,750       1.7
HEALTHCARE                        350,010      Becton, Dickinson and Company...............      10,040,912       0.9
AEROSPACE & DEFENSE               400,000      The Boeing Company..........................      16,725,000       1.5
COMPUTER HARDWARE                 800,000      Compaq Computer Corporation.................      20,450,000       1.9
CONTAINERS                      1,600,000      Crown Cork & Seal Company, Inc. ............      24,000,000       2.2
MACHINERY                         400,000      Deere & Company.............................      14,800,000       1.3
AUTO                            1,100,000      Delphi Automotive Systems Corporation.......      16,018,750       1.5
DRILLERS                          700,000      Diamond Offshore Drilling, Inc. ............      24,587,500       2.2
CHEMICALS                         300,000      E.I. du Pont de Nemours and Company.........      13,125,000       1.2
MACHINERY                         200,000      Eaton Corporation...........................      13,400,000       1.2
EXPLORATION & PRODUCTION          390,000      El Paso Energy Corporation..................      19,865,625       1.8
ELECTRICAL EQUIPMENT              250,000      Emerson Electric Co. .......................      15,093,750       1.4
AUTO                              300,000      Ford Motor Company..........................      12,900,000       1.2
DRILLERS                          400,000      Halliburton Company.........................      18,875,000       1.7
CHEMICALS                       1,000,000      Hercules Incorporated.......................      14,062,500       1.3
COMPUTER HARDWARE                 175,000      International Business Machines
                                                 Corporation...............................      19,173,437       1.8
PUBLISHING--NEWSPAPER             400,000      Knight Ridder, Inc. ........................      21,275,000       1.9
COMPUTER HARDWARE                 552,000      Koninklijke (Royal) Philips Electronics NV
                                                 (NY Registered Shares)....................      26,220,000       2.4
BANKS                             500,000      Mellon Financial Corporation................      18,218,750       1.7
CHEMICALS                         400,000      Potash Corporation of Saskatchewan Inc. ....      22,075,000       2.0
FOOD/BEVERAGE                     250,000      The Procter & Gamble Company................      14,312,500       1.3
DRILLERS                          600,000      +Rowan Companies, Inc.......................      18,225,000       1.7
FOOD/BEVERAGE                     800,000      Sara Lee Corporation........................      15,450,000       1.4
HEALTHCARE                        600,000      +Tenet Healthcare Corporation...............      16,200,000       1.5
COMPUTER HARDWARE               1,000,000      +Unisys Corporation.........................      14,562,500       1.3
RETAIL                          1,000,000      +Venator Group, Inc. .......................      10,250,000       0.9
AUTO                               39,280      +Visteon Corporation........................         476,269       0.0
COMMUNICATION SERVICES            360,000      +WorldCom, Inc. ............................      16,515,000       1.5
PHOTOGRAPHY & IMAGING             500,000      Xerox Corporation...........................      10,375,000       1.0
                                                                                             --------------     -----
                                                                                                515,966,243      47.0
------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
------------------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES            600,000      AT&T Corp. .................................      18,975,000       1.7
HEALTHCARE                        300,000      Abbott Laboratories.........................      13,368,750       1.2
COMMUNICATIONS EQUIPMENT          443,600      Alcatel (ADR)*..............................      29,499,400       2.7
HEALTHCARE                        300,000      Bristol-Myers Squibb Company................      17,475,000       1.6
PHOTOGRAPHY & IMAGING              46,400      Eastman Kodak Company.......................       2,760,800       0.3
BANKS                             600,000      First Union Corporation.....................      14,887,500       1.4
COMMUNICATION SERVICES            400,000      GTE Corporation.............................      24,900,000       2.3
FOOD/BEVERAGE                     400,000      General Mills, Inc. ........................      15,300,000       1.4
BANKS                             600,000      National City Corporation...................      10,237,500       0.9

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                SHARES                                                                        PERCENT OF
INDUSTRY                         HELD                             STOCKS                         VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------
MINING & METALS                   275,000      Phelps Dodge Corporation....................  $   10,226,562       0.9%
COMMUNICATION SERVICES            375,000      SBC Communications Inc. ....................      16,218,750       1.5
REAL ESTATE INVESTMENT TRUST      601,694      Simon Property Group, Inc. .................      13,350,086       1.2
ELECTRICAL EQUIPMENT              900,000      Thomas & Betts Corporation..................      17,212,500       1.6
EXPLORATION & PRODUCTION          800,000      Unocal Corporation..........................      26,500,000       2.4
                                                                                             --------------     -----
                                                                                                230,911,848      21.1
------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT           76,280      +Agilent Technologies, Inc. ................       5,625,650       0.5
COMMUNICATION SERVICES            400,000      +Comcast Corporation (Class A)..............      16,225,000       1.5
COMPUTER HARDWARE                 200,000      Hewlett-Packard Company.....................      24,975,000       2.3
HEALTHCARE                        250,000      Pharmacia Corporation.......................      12,921,875       1.2
                                                                                             --------------     -----
                                                                                                 59,747,525       5.5
------------------------------------------------------------------------------------------------------------------------

                                               TOTAL STOCKS (COST--$1,061,959,947)            1,026,484,916      93.6
------------------------------------------------------------------------------------------------------------------------
                                 FACE
                                AMOUNT                    SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $51,580,000      General Electric Capital Corp., 6.90% due
                                                 7/03/2000.................................      51,550,342       4.7
                               10,000,000      National Rural Utilities Cooperative Finance
                                                 Corp., 6.65% due 7/14/2000................       9,974,139       0.9
                                                                                             --------------     -----
                                                                                                 61,524,481       5.6
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY           10,000,000      Federal Home Loan Mortgage Corporation,
OBLIGATIONS**                                    6.41% due 7/11/2000.......................       9,980,414       0.9
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL SHORT-TERM SECURITIES
                                               (COST--$71,504,895).........................      71,504,895       6.5
------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$1,133,464,842)......................   1,097,989,811     100.1
                                               LIABILITIES IN EXCESS OF OTHER ASSETS.......     (1,085,531)      (0.1)
                                                                                             --------------     -----
                                               NET ASSETS..................................  $1,096,904,280     100.0%
                                                                                             ==============     =====
------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$1,133,464,842).....                $1,097,989,811
Receivables:
  Securities sold...........................................  $11,817,998
  Dividends.................................................    2,080,443
  Capital shares sold.......................................      329,836       14,228,277
                                                              -----------
Prepaid expenses and other assets...........................                        72,109
                                                                            --------------
Total assets................................................                 1,112,290,197
                                                                            --------------
------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   12,249,223
  Custodian bank............................................    1,995,980
  Investment adviser........................................      525,339
  Capital shares redeemed...................................      383,559
  Distributor...............................................        3,310       15,157,411
                                                              -----------
Accrued expenses and other liabilities......................                       228,506
                                                                            --------------
Total liabilities...........................................                    15,385,917
                                                                            --------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                $1,096,904,280
                                                                            ==============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                $    8,027,390
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       196,489
Paid-in capital in excess of par............................                 1,063,214,863
Undistributed investment income--net........................                     9,180,061
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                    51,760,508
Unrealized depreciation on investments--net.................                   (35,475,031)
                                                                            --------------
NET ASSETS..................................................                $1,096,904,280
                                                                            ==============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $1,070,759,298 and
  80,273,898 shares outstanding.............................                $        13.34
                                                                            ==============
Class B--Based on net assets of $26,144,982 and 1,964,894
  shares outstanding........................................                $        13.31
                                                                            ==============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $103,256 foreign withholding tax).........                $ 11,097,595
Interest and discount earned................................                   1,598,899
Other.......................................................                      17,664
                                                                            ------------
Total income................................................                  12,714,158
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 3,214,660
Accounting services.........................................       98,002
Registration fees...........................................       54,973
Printing and shareholder reports............................       47,332
Professional fees...........................................       40,588
Custodian fees..............................................       40,472
Distribution fees--Class B..................................       16,897
Directors' fees and expenses................................       10,066
Transfer agent fees.........................................        2,457
Pricing services............................................        1,717
Other.......................................................        6,902
                                                              -----------
Expenses....................................................                   3,534,066
                                                                            ------------
Investment income--net......................................                   9,180,092
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................   53,807,308
  Foreign currency transactions--net........................         (110)    53,807,198
                                                              -----------
Change in unrealized appreciation/depreciation on
  investments--net..........................................                 (54,499,019)
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $  8,488,271
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                               MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    9,180,092    $   14,234,535
Realized gain on investments and foreign currency
  transactions--net.........................................      53,807,198        94,705,059
Change in unrealized appreciation/depreciation on
  investments--net..........................................     (54,499,019)       45,817,385
                                                              --------------    --------------
Net increase in net assets resulting from operations........       8,488,271       154,756,979
                                                              --------------    --------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................          (2,982)      (23,452,307)
  Class B...................................................             (29)         (272,872)
Realized gain on investments--net:
  Class A...................................................     (24,820,655)     (187,394,822)
  Class B...................................................        (513,862)       (1,741,999)
                                                              --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (25,337,528)     (212,862,000)
                                                              --------------    --------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      51,817,626       362,136,699
                                                              --------------    --------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      34,968,369       304,031,678
Beginning of period.........................................   1,061,935,911       757,904,233
                                                              --------------    --------------
End of period*..............................................  $1,096,904,280    $1,061,935,911
                                                              ==============    ==============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    9,180,061    $        2,980
                                                              ==============    ==============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                                   CLASS A
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL    --------------------------------------------------------------------
STATEMENTS.
                                                        FOR THE SIX              FOR THE YEAR ENDED DECEMBER 31,
                                                       MONTHS ENDED     --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:               JUNE 30, 2000++     1999++        1998++        1997         1996
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................    $    13.60      $    14.67     $  15.84     $  14.74     $  13.10
                                                        ----------      ----------     --------     --------     --------
Investment income--net..............................           .11             .22          .19          .19          .17
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............          (.05)           2.37         1.10         2.52         2.37
                                                        ----------      ----------     --------     --------     --------
Total from investment operations....................           .06            2.59         1.29         2.71         2.54
                                                        ----------      ----------     --------     --------     --------
Less dividends and distributions:
  Investment income--net............................            --+           (.38)        (.19)        (.09)        (.18)
  Realized gain on investments--net.................          (.32)          (3.28)       (2.27)       (1.52)        (.72)
                                                        ----------      ----------     --------     --------     --------
Total dividends and distributions...................          (.32)          (3.66)       (2.46)       (1.61)        (.90)
                                                        ----------      ----------     --------     --------     --------
Net asset value, end of period......................    $    13.34      $    13.60     $  14.67     $  15.84     $  14.74
                                                        ==========      ==========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................          .67%++        21.12%        9.44%       20.62%       20.69%
                                                        ==========      ==========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................          .65%*           .66%         .66%         .65%         .66%
                                                        ==========      ==========     ========     ========     ========
Investment income--net..............................         1.71%*          1.59%        1.26%        1.36%        1.37%
                                                        ==========      ==========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............    $1,070,759      $1,042,885     $754,519     $671,325     $524,930
                                                        ==========      ==========     ========     ========     ========
Portfolio turnover..................................        29.12%          86.46%      113.44%       95.52%       68.41%
                                                        ==========      ==========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Amount is less than $.01 per share.
++ Aggregate total investment return.
++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                      CLASS B
                                                              --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                             FOR THE
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.                              YEAR ENDED
                                                                FOR THE SIX         DEC. 31,++         FOR THE PERIOD
                                                               MONTHS ENDED     -------------------    NOV. 3, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                       JUNE 30, 2000++    1999        1998     TO DEC. 31, 1997
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $ 13.58       $ 14.65     $ 15.84        $15.89
                                                                  -------       -------     -------        ------
Investment income--net......................................          .11           .21         .16           .01
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................         (.06)         2.36        1.10          (.06)
                                                                  -------       -------     -------        ------
Total from investment operations............................          .05          2.57        1.26          (.05)
                                                                  -------       -------     -------        ------
Less dividends and distributions:
  Investment income--net....................................           --+++       (.36)       (.18)           --
  Realized gain on investments--net.........................         (.32)        (3.28)      (2.27)           --
                                                                  -------       -------     -------        ------
Total dividends and distributions...........................         (.32)        (3.64)      (2.45)           --
                                                                  -------       -------     -------        ------
Net asset value, end of period..............................      $ 13.31       $ 13.58     $ 14.65        $15.84
                                                                  =======       =======     =======        ======
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         .59%++      20.97%       9.28%         (.31%)++
                                                                  =======       =======     =======        ======
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         .80%*         .81%        .82%          .82%*
                                                                  =======       =======     =======        ======
Investment income--net......................................        1.58%*        1.49%       1.12%         1.27%*
                                                                  =======       =======     =======        ======
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $26,145       $19,051     $ 3,385        $  348
                                                                  =======       =======     =======        ======
Portfolio turnover..........................................       29.12%        86.46%     113.44%        95.52%
                                                                  =======       =======     =======        ======
----------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Aggregate total investment return.
+++ Amount is less than $.01 per share.
++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--BASIC VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Basic Value Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting

--------------------------------------------------------------------------------

an overnight overdraft resulting from a failed trade, which settled the next day.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $83,157 in commissions on the execution of portfolio security transactions.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $298,848,917 and $306,685,961, respectively.

  Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized losses as of June 30, 2000 were as follows:

------------------------------------------------------------------
                                         Realized
                                           Gains       Unrealized
                                         (Losses)        Losses
------------------------------------------------------------------
Long-term investments.................  $53,807,308   $(35,475,031)
Foreign currency transactions.........         (110)            --
                                        -----------   ------------
Total.................................  $53,807,198   $(35,475,031)
                                        ===========   ============
------------------------------------------------------------------

  At June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $35,475,031, of which $132,076,910 related to appreciated securities and $167,551,941 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $1,133,464,842.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $51,817,626 and $362,136,699 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

  Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2000                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    4,585,020    $ 59,744,180
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................    2,061,764      24,823,637
                                         ----------    ------------
Total issued..........................    6,646,784      84,567,817
Shares redeemed.......................   (3,040,616)    (40,144,296)
                                         ----------    ------------
Net increase..........................    3,606,168    $ 44,423,521
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  14,232,382    $208,442,472
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................  16,528,814     210,847,138
                                       ----------    ------------
Total issued.........................  30,761,196     419,289,610
Shares redeemed......................  (5,518,194)    (73,688,238)
                                       ----------    ------------
Net increase.........................  25,243,002    $345,601,372
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Six Months Ended                 Dollar
June 30, 2000                            Shares         Amount
-----------------------------------------------------------------
Shares sold............................  600,833      $ 7,947,198
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   42,788          513,891
                                         -------      -----------
Total issued...........................  643,621        8,461,089
Shares redeemed........................  (81,590)      (1,066,984)
                                         -------      -----------
Net increase...........................  562,031      $ 7,394,105
                                         =======      ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class B Shares for the Year Ended                       Dollar
December 31, 1999                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,060,559    $15,129,101
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................    154,375      2,014,871
                                         ---------    -----------
Total issued...........................  1,214,934     17,143,972
Shares redeemed........................    (43,045)      (608,645)
                                         ---------    -----------
Net increase...........................  1,171,889    $16,535,327
                                         =========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six-month period ended June 30, 2000, total returns for Developing Capital Markets Focus Fund's Class A and Class B Shares were -4.41% and -4.42%, respectively. The unmanaged Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index had a return of -7.99%. The Fund's outperformance stemmed largely from its investments in Brazil, Hong Kong, Malaysia and Taiwan. Weighing against this was the underperformance of our stocks in South Korea.

INVESTMENT OVERVIEW

  The six-month period ended June 30, 2000 was more highly volatile than the -7.99% in the MSCI EMF Index decline suggests. The revaluation of companies in Internet-related businesses that started in mid-1999 continued into 2000. Telecommunications, media and technology stocks rallied in tandem with the NASDAQ on investors' enthusiasm for virtually any stock idea with an Internet angle. Valuations of some stocks were rising to mimic those in the United States, but fortunately the "irrational exuberance" for Internet stocks in emerging markets did not last long. Not surprisingly, when the NASDAQ corrected, emerging market stocks that were riding on the Internet theme declined. Less rationally, other issues sold off as well, regardless of their fundamental vulnerability to higher US rates, slower US growth or unfulfilled US earnings expectations, the concerns prevailing in investors' minds. From peak to trough during the six-month period, emerging markets declined 23.21%.

  We believe that heightened sensitivity to US technology and Internet stock movements is temporary, and does not take away from the value in our portfolio investments. For example, the telecommunications stocks we hold provide telephony services that are enjoying strong demand growth. Many of these companies have managers who are mindful of their shareholders' interests. The valuations of these companies are not excessive and are not yet reflecting the long-term revenue enhancement from increased Internet usage. Furthermore, despite their having a more attractive growth profile, the valuations are a fraction of those in the United States, Japan and major European countries.

  Many of the countries in which the Fund is invested, such as China, Russia and Brazil, are recovering from recession and their earnings are recovering from lows. With little indication of rising inflation, interest rates in these countries have potential to decline. In these markets, aggregate earnings valuations relative to earnings growth are very low, less than half of those that prevail in the United States. In summary, the technology and Internet stocks trading on the NASDAQ should not govern the performance of these markets over time.

  In China, cellular phone penetration is still very low, estimated at less than 4%, but the number of subscribers is growing rapidly. It is estimated that the cellular market will more than double over the next year. This is faster than the projected growth for regular telephony, although penetration of that sector is also very low (approximately 12%). The company with the far dominant market share in mobile telephony is China Mobile (Hong Kong) Limited, our largest holding in China. Competition will inevitably erode the company's market share in the coming years as China becomes more integrated into the global economy as foreign phone companies gain access to the local market and as the Chinese government itself allows greater competition. Although the cellular market will be sufficiently large enough to accommodate several competitors, China Mobile (Hong Kong)'s management is preparing itself by investing to build transmission facilities and obtain new technology, acquiring cellular assets and offering new services such as wireless data. The company's plan is to invest more than $10 billion over the next two years.

  Russia has enjoyed resurgence in economic performance, owing in large part to the export benefits of its currency devaluation in 1998 and the higher oil prices of the past year. Our largest holding in Russia is Surgutneftegaz (Surgut). The company is currently an oil exploration and production company, which, through a restructuring exercise with its parent, will become a vertically integrated oil and gas company. It does not suffer from the cash collection problem that Russian "blue chips" are notorious for; thus, its financial strength and cash position may be unique among Russian companies. On cash generation measures, we believe that Surgut is among the most attractively valued oil companies in the world.

  We maintained a significant weighting in Brazil and, in particular, the Brazilian telecommunications companies. Brazil's economic recovery is at an early stage following two years of recession and a devaluation. Although interest rates are still very high, a decline may occur since

--------------------------------------------------------------------------------

inflation is under control. Fundamentals for the region are very positive, as the devaluation removed some of the economic imbalances. Exports have benefited from this and from the strength in commodity prices. Fiscal targets are being met, and the debt profile restructured. We believe that among the markets we invest in, Brazil has the most room to surprise positively.

  The Brazilian cellular industry remains very fragmented as a result of the privatization of the telephone holding company, Telebras, in 1997. Currently, there are 19 companies operating in different regions throughout the country. Stocks such as Telesp Celular Participacoes SA seem very attractively valued in absolute terms and relative to their counterparts in other countries. These companies are exhibiting strong and profitable growth. However, what attracts us most is the potential for a major consolidation in the sector, which could further boost profitability in companies such as Telesp Celular Participacoes.

IN CONCLUSION

  The long-anticipated correction of the NASDAQ has led declines in markets worldwide and cooled enthusiasm for technology and Internet-related stocks. As a result, risk-averse investors became wary of the more volatile emerging market investments. In our view, short-term market volatility does not diminish the potential for long-term appreciation of our investments.

  We thank you for your continuing interest in Developing Capital Markets Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Grace Pineda
Grace Pineda
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +16.27%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                  + 3.28
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/00                                       + 1.35
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +16.08%
--------------------------------------------------------------------------------
Inception (11/03/97) through 6/30/00                                      + 3.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -4.41%         +16.27%
------------------------------------------------------------------------------------------
Class B Shares                                                   -4.42          +16.08
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                         SHARES                                                                 PERCENT OF
AFRICA            INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKING                    453,024   FirstRand Limited.......................  $    467,056        0.4%
                                              19,772   Nedcor Limited..........................       415,270        0.4
                                              43,318   Standard Bank Investment Corporation
                                                         Limited...............................       169,311        0.2
                                                                                                 ------------      -----
                                                                                                    1,051,637        1.0
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                   51,075   +South African Breweries PLC............       381,179        0.4
                                                  16   +South African Breweries PLC (ADR)(a)...           119        0.0
                                                                                                 ------------      -----
                                                                                                      381,298        0.4
                  -----------------------------------------------------------------------------------------------------
                  CONTAINERS &               125,161   Nampak Limited..........................       270,444        0.2
                  PACKAGING
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                 38,790   Rembrandt Group Limited.................       374,741        0.4
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG                542,743   Metro Cash and Carry Limited............       336,212        0.3
                  RETAILING
                                              73,637   Pepkor Limited..........................       265,006        0.3
                                                                                                 ------------      -----
                                                                                                      601,218        0.6
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &            112,029   +Dimension Data Holdings Limited........       926,966        0.9
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                   28,532   Liberty Life Association of Africa
                                                         Limited...............................       271,433        0.3
                                             146,932   +Sanlam Limited.........................       173,588        0.1
                                                                                                 ------------      -----
                                                                                                      445,021        0.4
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING             10,710   +Anglo American PLC.....................       508,962        0.5
                                              17,877   AngloGold Limited (ADR)(a)..............       367,596        0.3
                                              37,635   De Beers (ADR)(a).......................       912,649        0.9
                                             251,449   Gencor Limited..........................       723,194        0.7
                                              20,816   Impala Platinum Holdings Limited........       774,306        0.8
                                                 154   Iscor Limited...........................           262        0.0
                                                                                                 ------------      -----
                                                                                                    3,286,969        3.2
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL             8,527   Edgars Consolidated Stores Limited......        81,749        0.1
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                   38,600   Sasol Limited...........................       259,041        0.2
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                    99,200   M-Cell Limited..........................       480,637        0.5
                  TELECOMMUNICATION
                  SERVICES
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN AFRICA
                                                       (COST--$7,873,569)                           8,159,721        7.9
---------------------------------------------------------------------------------------------------------------------------
EUROPE
---------------------------------------------------------------------------------------------------------------------------
CZECH             BANKING                     21,647   +Komercni Banka AS......................       439,172        0.4
                  -----------------------------------------------------------------------------------------------------
REPUBLIC          DIVERSIFIED                 22,659   +SPT Telecom AS.........................       383,981        0.4
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THE CZECH REPUBLIC        823,153        0.8
---------------------------------------------------------------------------------------------------------------------------
GREECE            BANKING                      7,952   Alpha Credit Bank.......................       314,956        0.3
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                    8,007   +Hellenic Bottling Co. .................       127,819        0.1
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                 88,944   Hellenic Telecommunication Organization
                  TELECOMMUNICATION                      SA (OTE) (ADR)(a).....................     1,084,005        1.1
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                    69,357   +Panafon Hellenic Telecom Co. ..........       789,426        0.8
                  TELECOMMUNICATION
                  SERVICES

                                              26,680   +STET Hellas Telecommunications SA
                                                         (ADR)(a)..............................       530,265        0.5
                                                                                                 ------------      -----
                                                                                                    1,319,691        1.3
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN GREECE                  2,846,471        2.8
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

     EUROPE                              SHARES                                                                 PERCENT OF
  (CONCLUDED)     INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
HUNGARY           BANKING                     10,676   OTP Bank Rt. (GDR)(b)...................  $    539,138        0.5%
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                170,058   Magyar Tavkozlesi Rt.--Matav............     1,187,902        1.2
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                   27,036   +MOL Magyar Olaj-es Gazipari Rt.
                                                         (GDR)(b)..............................       369,041        0.3
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN HUNGARY                 2,096,081        2.0
---------------------------------------------------------------------------------------------------------------------------
POLAND            BANKING                     11,894   +Bank Polska Kasa Opieki Grupa
                                                         Pekao SA..............................       143,110        0.2
                                               8,665   Bank Rozwoju Eksportu SA (BRE)..........       268,605        0.2
                                              24,449   Wielkopolski Bank Kredytowy SA..........       142,596        0.2
                                                                                                 ------------      -----
                                                                                                      554,311        0.6
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                 27,812   Telekomunikacja Polska SA...............       199,250        0.2
                  TELECOMMUNICATION
                  SERVICES

                                              31,550   Telekomunikacja Polska SA (GDR)(b)......       216,118        0.2
                                                                                                 ------------      -----
                                                                                                      415,368        0.4
                  -----------------------------------------------------------------------------------------------------
                  TRADING COMPANIES           10,667   +Elektrim Spolka Akcyjna SA.............       122,468        0.1
                  & DISTRIBUTORS
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN POLAND                  1,092,147        1.1
---------------------------------------------------------------------------------------------------------------------------
RUSSIA            DIVERSIFIED                493,800   Bashinformsvyaz.........................        31,109        0.0
                  TELECOMMUNICATION
                  SERVICES

                                              49,457   Nizhegorodsvyazinform...................        49,457        0.1
                                               6,000   Tyumentelecom...........................         5,700        0.0
                                                                                                 ------------      -----
                                                                                                       86,266        0.1
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                   199,692   Bashkirenergo...........................         9,985        0.0
                  UTILITIES
                                             275,000   Irkutskenergo...........................        19,250        0.0
                                           4,187,300   RAO Unified Energy Systems..............       481,539        0.5
                                                                                                 ------------      -----
                                                                                                      510,774        0.5
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL                  32,000   +Lenenergo..............................         6,400        0.0
                  COMPONENTS &
                  DISTRIBUTION
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                   14,880   LUKoil Holding (ADR)(a).................       760,666        0.8
                                              74,061   Surgutneftegaz (ADR)(a).................       962,793        0.9
                                                                                                 ------------      -----
                                                                                                    1,723,459        1.7
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                     7,700   +Mobile Telesystems (ADR)(a)............       172,288        0.1
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN RUSSIA                  2,499,187        2.4
---------------------------------------------------------------------------------------------------------------------------
SPAIN             IT CONSULTING &              1,100   +Terra Networks, SA.....................        42,706        0.0
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SPAIN                      42,706        0.0
---------------------------------------------------------------------------------------------------------------------------
TURKEY            BANKING                 56,334,975   +Turkiye Garanti Bankasi AS.............       682,021        0.6
                                         137,905,452   +Yapi ve Kredi Bankasi AS...............     1,535,993        1.5
                                                                                                 ------------      -----
                                                                                                    2,218,014        2.1
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                3,415,043   Ege Biracilik Ve Malt Sanayii AS........       223,259        0.2
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG              1,819,314   Migros Turk T.A.S. .....................       337,726        0.4
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD                1,058,000   +Vestel Elektronik Sanayi ve Ticaret
                  DURABLES                               AS....................................       320,218        0.3
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL              10,522,000   +Dogan Sirketler Grubu Holding A.S. ....       254,770        0.2
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN TURKEY                  3,353,987        3.2
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN EUROPE
                                                       (COST--$12,974,840)                         12,753,732       12.3
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

     LATIN                            SHARES HELD/                                                              PERCENT OF
    AMERICA       INDUSTRY             FACE AMOUNT                   INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
ARGENTINA         OIL & GAS                   24,757   PC Holdings SA (ADR)(a).................  $    453,363        0.4%
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE                  8,111   IRSA Inversiones y Representaciones SA
                                                         (GDR)(b)..............................       185,539        0.2
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN ARGENTINA                 638,902        0.6
---------------------------------------------------------------------------------------------------------------------------
BRAZIL            BANKING                     11,783   +Uniao de Bancos Brasileiros SA
                                                         (Unibanco) (GDR)(b)...................       338,761        0.3
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                1,413,065   Companhia Cervejaria Brahma
                                                         (Preferred)...........................     1,198,442        1.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             89,844,900   Embratel Participacoes SA...............     1,673,386        1.6
                  TELECOMMUNICATION
                  SERVICES

                                             105,075   Embratel Participacoes SA (ADR)(a)......     2,482,397        2.4
                                               1,423   +Tele Centro Sul Participacoes SA
                                                         (ADR)(a)..............................       103,968        0.1
                                              25,156   Telefonica SA...........................       542,581        0.5
                                               7,544   +Telefonica SA (ADR)(a).................       483,302        0.5
                                                                                                 ------------      -----
                                                                                                    5,285,634        5.1
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                60,078,608   Companhia Energetica de Minas Gerais
                  UTILITIES                              SA--CEMIG (Preferred).................     1,049,044        1.0
                  -----------------------------------------------------------------------------------------------------
                  ENERGY SOURCES              22,090   +Companhia Paranaense de Energia--Copel
                                                         (ADR)(a)..............................       205,713        0.2
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG                 18,209   Companhia Brasileira de Distribuicao
                  RETAILING                              Grupo Pao de Acucar (ADR)(a)..........       584,964        0.6
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING             28,589   Companhia Vale do Rio Doce 'A'
                                                         (Preferred)...........................       806,641        0.8
                                     Brl      10,296   Companhia Vale do Rio Doce, 0% due
                                                         12/31/2049(d).........................             0        0.0
                                                                                                 ------------      -----
                                                                                                      806,641        0.8
                  -----------------------------------------------------------------------------------------------------
                  MULTI-INDUSTRY             393,375   Itausa-Investimentos Itau SA
                                                         (Preferred)...........................       381,600        0.4
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                   46,003   Petroleo Brasileiro SA--Petrobras
                                                         (Preferred)...........................     1,389,783        1.3
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST              16,100   Aracruz Celulose SA (ADR)(a)............       310,931        0.3
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                 1,574,000   Celular CRT Participacoes SA
                  TELECOMMUNICATION                      (Preferred)...........................       689,279        0.6
                  SERVICES
                                          25,881,000   +Tele Celular Sul Participacoes SA......        91,100        0.1
                                              55,350   +Tele Centro Oeste Celular Participacoes
                                                         SA (ADR)(a)...........................       664,200        0.7
                                               2,800   +Tele Leste Celular Participacoes SA
                                                         (ADR)(a)..............................       123,900        0.1
                                               1,200   +Tele Nordeste Celular Participacoes SA
                                                         (ADR)(a)..............................        83,100        0.1
                                              25,832   +Tele Norte Leste Participacoes SA
                                                         (ADR)(a)..............................       610,281        0.6
                                          45,757,321   Telemig Celular Participacoes SA........       147,113        0.1
                                               3,450   Telesp Celular Participacoes SA
                                                         (ADR)(a)..............................       154,819        0.2
                                                                                                 ------------      -----
                                                                                                    2,563,792        2.5
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN BRAZIL                 14,115,305       13.7
---------------------------------------------------------------------------------------------------------------------------
MEXICO            BANKING                     79,500   +Grupo Financiero Banamex Accival, SA de
                                                         CV (Banacci) 'O'......................       333,555        0.3
                                             796,700   +Grupo Financiero Bancomer, SA de CV
                                                         'O'...................................       404,683        0.4
                                                                                                 ------------      -----
                                                                                                      738,238        0.7
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES                   74,874   Panamerican Beverages, Inc. 'A' (US
                                                         Registered Shares)....................     1,118,430        1.1
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

     LATIN
    AMERICA                              SHARES                                                                 PERCENT OF
  (CONCLUDED)     INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
MEXICO            CONSTRUCTION                36,272   Cemex, SA de CV (ADR)(a)................  $    847,870        0.8%
(CONCLUDED)       MATERIAL
                                               2,000   Cemex, SA de CV (Warrants)(e)...........         1,036        0.0
                                                                                                 ------------      -----
                                                                                                      848,906        0.8
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                 41,819   +Grupo Carso SA de CV 'A1'..............       146,569        0.1
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                 36,244   Telefonos de Mexico SA (ADR)(a).........     2,070,439        2.0
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS              160,937   +Grupo Industrial Bimbo SA de CV 'A'....       253,418        0.3
                                             444,383   Grupo Industrial Maseca SA de CV 'B'....       209,472        0.2
                                                                                                 ------------      -----
                                                                                                      462,890        0.5
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY                   23,766   Tubos de Acero de Mexico SA (ADR)(a)....       329,753        0.3
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                       21,178   +Grupo Televisa SA (GDR)(b).............     1,459,958        1.4
                                             684,600   TV Azteca, SA de CV.....................       556,387        0.6
                                             104,640   TV Azteca, SA de CV (ADR)(a)............     1,379,940        1.3
                                                                                                 ------------      -----
                                                                                                    3,396,285        3.3
                  -----------------------------------------------------------------------------------------------------
                  MERCHANDISING              104,250   Grupo Elektra, SA de CV.................       104,425        0.1
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL            18,431   +Grupo Sanborns SA 'B1'.................        29,771        0.0
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST             313,727   Kimberly-Clark de Mexico, SA de CV
                  PRODUCTS                               'A'...................................       887,621        0.9
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN MEXICO                 10,133,327        9.8
---------------------------------------------------------------------------------------------------------------------------
VENEZUELA         DIVERSIFIED                  8,140   Compania Anonima Nacional Telefonos de
                  TELECOMMUNICATION                      Venezuela (CANTV)(ADR)(a).............       221,306        0.2
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN VENEZUELA                 221,306        0.2
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN LATIN AMERICA
                                                       (COST--$19,760,031)                         25,108,840       24.3
---------------------------------------------------------------------------------------------------------------------------
MIDDLE
EAST
---------------------------------------------------------------------------------------------------------------------------
EGYPT             BANKING                     15,209   +Commercial International Bank
                                                         (GDR)(b)..............................       159,694        0.2
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN EGYPT                     159,694        0.2
---------------------------------------------------------------------------------------------------------------------------
ISRAEL            BANKING                    187,218   Bank Hapoalim...........................       542,900        0.5
                                             248,093   Bank Leumi Le-Israel....................       512,227        0.5
                                                                                                 ------------      -----
                                                                                                    1,055,127        1.0
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS               9,000   ECI Telecom Limited (US Registered
                  EQUIPMENT                              Shares)...............................       320,625        0.3
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                 71,966   Bezeq Israeli Telecommunication
                  TELECOMMUNICATION                      Corporation Ltd. .....................       400,986        0.4
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &              4,630   +Check Point Software Technologies
                  SERVICES                               Ltd. .................................       982,717        0.9
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS             10,700   Teva Pharmaceutical Industries Ltd.
                                                         (ADR)(a)..............................       593,181        0.6
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN ISRAEL                  3,352,636        3.2
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THE MIDDLE EAST
                                                       (COST--$2,736,583)                           3,512,330        3.4
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC                              SHARES                                                                 PERCENT OF
   BASIN/ASIA     INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
CHINA             CHEMICALS                   16,020   Beijing Yanhua Petrochemical Company
                                                         Ltd. (ADR)(a).........................  $     88,110        0.1%
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS             273,000   Eastern Communication Co., Ltd. 'B'.....       239,148        0.3
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                 16,066   +China Mobile (Hong Kong) Limited
                  TELECOMMUNICATION                      (ADR)(a)..............................     2,856,736        2.8
                  SERVICES
                                              27,700   +China Unicom Limited (ADR)(a)..........       588,625        0.5
                                                                                                 ------------      -----
                                                                                                    3,445,361        3.3
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                   906,000   Beijing Datang Power Generation Company
                  UTILITIES                              Limited 'H'...........................       203,392        0.2
                                              32,073   Huaneng Power International, Inc.
                                                         (ADR)(a)..............................       426,972        0.4
                                                                                                 ------------      -----
                                                                                                      630,364        0.6
                  -----------------------------------------------------------------------------------------------------
                  INTERNET SOFTWARE              500   +AsianInfo Holdings, Inc. ..............        22,344        0.0
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY                1,247,000   Qingling Motor Company 'H'..............       142,372        0.2
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                   21,000   +PetroChina Company Limited (ADR)(a)....       439,688        0.4
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE                   170,000   +Founder Holdings Limited...............        75,783        0.0
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN CHINA                   5,083,170        4.9
---------------------------------------------------------------------------------------------------------------------------
HONG KONG         CHEMICALS               10,407,000   Jilin Chemical Industrial Company
                                                         Limited 'H'...........................       634,142        0.6
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION             5,074,370   +Anhui Conch Cement Co. Ltd. 'H'........       410,100        0.4
                  MATERIAL
                  -----------------------------------------------------------------------------------------------------
                  INTERNET SOFTWARE            5,400   +SINA.com...............................       137,025        0.2
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                       14,880   +i-CABLE Communications Limited
                                                         (ADR)(a)..............................       114,390        0.1
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE                 69,000   Hongkong Land Holdings Limited..........       110,400        0.1
                                              80,000   Hysan Development Company Limited.......        84,153        0.1
                                                                                                 ------------      -----
                                                                                                      194,553        0.2
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN HONG KONG               1,490,210        1.5
---------------------------------------------------------------------------------------------------------------------------
INDIA             BANKING                     59,779   State Bank of India.....................       302,893        0.3
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                   81,140   +Reliance Industries Ltd. ..............       619,187        0.6
                                               2,333   +Reliance Industries Ltd. (GDR)(b)......        48,410        0.1
                                                                                                 ------------      -----
                                                                                                      667,597        0.7
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &              25,014   Larsen & Toubro Ltd. ...................       138,137        0.2
                  ENGINEERING
                                               7,060   Larsen & Toubro Ltd. (GDR)(b)...........        75,895        0.0
                                                                                                 ------------      -----
                                                                                                      214,032        0.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                274,706   +ICICI Ltd. ............................       771,434        0.8
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                 35,618   Videsh Sanchar Nigam Ltd. (GDR)(b)......       543,174        0.5
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD                   14,102   Hindustan Lever Limited.................       895,365        0.8
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &              6,687   +Infosys Technologies Limited...........     1,245,244        1.2
                  SERVICES
                                              10,301   Satyam Computer Services Limited........       687,686        0.6
                                              11,293   Satyam Computer Services Limited (New
                                                         Shares)...............................       753,912        0.8
                                                                                                 ------------      -----
                                                                                                    2,686,842        2.6
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                            SHARES                                                                 PERCENT OF
  (CONTINUED)     INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
INDIA             INTERNET SOFTWARE           26,500   +Pentamedia Graphics Ltd. ..............  $    349,369        0.3%
(CONCLUDED)       & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING             52,709   Hindalco Industries Ltd. ...............       931,707        0.9
                                               2,048   Hindalco Industries Ltd. (GDR)(b).......        39,424        0.0
                                                                                                 ------------      -----
                                                                                                      971,131        0.9
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                   20,818   Bharat Petroleum Corporation Ltd. ......        89,871        0.1
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS              1,371   Ranbaxy Laboratories Limited (GDR)(b)...        21,593        0.0
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE                     5,818   Wipro Limited...........................       377,687        0.4
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                     22,540   ITC Limited.............................       400,949        0.4
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN INDIA                   8,291,937        8.0
---------------------------------------------------------------------------------------------------------------------------
INDONESIA         BANKING                 19,558,000   +PT Bank Internasional Indonesia........       223,456        0.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                 12,120   PT Indosat (Persero) Tbk (ADR)(a).......       137,865        0.2
                  TELECOMMUNICATION
                  SERVICES

                                           1,065,000   PT Telekomunikasi Indonesia.............       374,165        0.3
                                                                                                 ------------      -----
                                                                                                      512,030        0.5
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST           1,038,000   +PT Indah Kiat Pulp & Paper Corporation
                  PRODUCTS                               Tbk...................................       210,506        0.2
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN INDONESIA                 945,992        0.9
---------------------------------------------------------------------------------------------------------------------------
MALAYSIA          BANKING                     71,100   AMMB Holdings Berhad....................       237,624        0.3
                                             176,600   Malayan Banking Berhad..................       715,695        0.7
                                             172,600   Public Bank Berhad 'Foreign'............       172,600        0.1
                                                                                                 ------------      -----
                                                                                                    1,125,919        1.1
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                463,000   Telekom Malaysia Berhad.................     1,596,132        1.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                   358,000   Tenaga Nasional Berhad..................     1,168,211        1.1
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  HOTELS,                    204,000   Resorts World Berhad....................       558,316        0.5
                  RESTAURANTS &
                  LEISURE
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR               31,000   Malaysian Pacific Industries Berhad.....       318,158        0.3
                  EQUIPMENT &
                  PRODUCTS

                                              12,100   Unisem (M) Berhad.......................        85,974        0.1
                                                                                                 ------------      -----
                                                                                                      404,132        0.4
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                     71,800   British American Tobacco Berhad.........       585,737        0.6
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN MALAYSIA                5,438,447        5.3
---------------------------------------------------------------------------------------------------------------------------
PHILIPPINES       ELECTRIC                   236,304   Manila Electric Company 'B'.............       347,104        0.3
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THE PHILIPPINES           347,104        0.3
---------------------------------------------------------------------------------------------------------------------------
SINGAPORE         SEMICONDUCTOR               28,474   +St Assembly Test Services Limited
                  EQUIPMENT &                            (ADR)(a)..............................       729,646        0.7
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SINGAPORE                 729,646        0.7
---------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       AUTOMOBILES                 20,195   Hyundai Motor Company Ltd. .............       258,997        0.2
                  -----------------------------------------------------------------------------------------------------
                  BANKING                     24,294   +Housing & Commercial Bank, Korea.......       568,663        0.6
                                              37,435   Kookmin Bank............................       476,740        0.4
                                              16,350   Shinhan Bank............................       153,965        0.2
                                                                                                 ------------      -----
                                                                                                    1,199,368        1.2
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                    6,970   Honam Petrochemical Corporation.........        46,695        0.1
                                              18,260   L.G. Chemical Limited...................       365,192        0.3
                                                                                                 ------------      -----
                                                                                                      411,887        0.4
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                            SHARES                                                                 PERCENT OF
  (CONTINUED)     INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       DIVERSIFIED                 16,330   +Daewoo Securities......................  $     87,580        0.1%
(CONCLUDED)       FINANCIALS
                                               6,843   Dongwon Securities......................        49,342        0.1
                                              12,498   Hyundai Securities......................       124,413        0.1
                                               4,990   LG Investment & Securities Company
                                                         Limited...............................        64,891        0.0
                                               9,213   Samsung Securities Company Ltd. ........       202,434        0.2
                                                                                                 ------------      -----
                                                                                                      528,660        0.5
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                  6,644   Korea Telecom Corporation (ADR)(a)......       321,404        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                    62,300   Korea Electric Power Corporation........     1,933,212        1.9
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                   2,023   Samsung Display Devices Co., Ltd. ......        97,066        0.1
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS                3,324   Cheil Jedang Corporation................       152,334        0.2
                                                 572   Cheil Jedang Corporation (3rd
                                                         Preferred)............................         8,310        0.0
                                                 770   Cheil Jedang Corporation (Preferred)....        11,256        0.0
                                                                                                 ------------      -----
                                                                                                      171,900        0.2
                  -----------------------------------------------------------------------------------------------------
                  INTERNET SOFTWARE            8,170   +Haansoft Inc. .........................       132,256        0.1
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING             17,186   Pohang Iron & Steel Company Ltd.
                                                         (ADR)(a)..............................       412,464        0.4
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS                   10,860   SK Corporation..........................       199,177        0.2
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR               16,729   Samsung Electronics.....................     5,536,200        5.4
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                    19,150   +Hansol M.com Co., Ltd.(c)..............       370,969        0.3
                  TELECOMMUNICATION
                  SERVICES

                                               7,700   +Korea Telecom Freetel..................       513,092        0.5
                                              36,993   SK Telecom Co. Ltd. (ADR)(a)(c).........     1,343,308        1.3
                                                                                                 ------------      -----
                                                                                                    2,227,369        2.1
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SOUTH KOREA            13,429,960       13.0
---------------------------------------------------------------------------------------------------------------------------
TAIWAN            BANKING                    321,000   +Bank Sinopac...........................       206,357        0.2
                                           1,952,706   +E. Sun Commercial Bank.................       824,194        0.8
                                             156,000   United World Chinese Commercial Bank....       147,896        0.1
                                                                                                 ------------      -----
                                                                                                    1,178,447        1.1
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                  565,113   +Formosa Plastic Corporation............     1,064,174        1.1
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &                 75,000   +Acer Inc. .............................       140,016        0.1
                  PERIPHERALS
                                             100,480   Asustek Computer Inc. ..................       828,634        0.8
                                             111,381   Compal Electronics Inc. ................       273,027        0.2
                                             273,000   +First International Computer Inc. .....       255,273        0.3
                                              81,200   Quanta Computer Inc. ...................       403,364        0.4
                                                                                                 ------------      -----
                                                                                                    1,900,314        1.8
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION               115,800   Asia Cement Corporation.................        75,195        0.1
                  MATERIAL
                                             119,300   Taiwan Cement Corporation...............        94,510        0.1
                                                                                                 ------------      -----
                                                                                                      169,705        0.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                270,600   +China Development Industrial Bank
                  FINANCIALS                             Inc. .................................       360,214        0.4
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL                 303,000   +Pacific Electrical Wire & Cable Co.
                  EQUIPMENT                              Ltd. .................................       242,006        0.2
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                 105,600   +Chroma Ate Inc. .......................       236,571        0.2
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                  136,640   Cathay Life Insurance Co., Ltd. ........       314,982        0.3
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    PACIFIC
   BASIN/ASIA                            SHARES                                                                 PERCENT OF
  (CONCLUDED)     INDUSTRY                HELD                       INVESTMENTS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
TAIWAN            INTERNET SOFTWARE            2,800   +GigaMedia Ltd. ........................  $     33,600        0.0%
(CONCLUDED)       & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR              194,600   +Mosel Vitelic, Inc. ...................       486,500        0.5
                  EQUIPMENT &
                  PRODUCTS

                                             752,867   +Taiwan Semiconductor Manufacturing
                                                         Company...............................     3,568,786        3.3
                                             496,800   +United Microelectronics Corporation,
                                                         Ltd. .................................     1,379,104        1.4
                                             451,112   +Vanguard International Semiconductor
                                                         Corporation...........................       783,587        0.8
                                                                                                 ------------      -----
                                                                                                    6,217,977        6.0
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN TAIWAN                 11,717,990       11.3
---------------------------------------------------------------------------------------------------------------------------
THAILAND          BANKING                    238,400   +Bangkok Bank Public Company Limited
                                                         'Foreign'.............................       291,732        0.3
                                              69,000   +Siam Commercial Bank Public Company
                                                         Limited (Registered)..................        38,700        0.1
                                             457,000   Siam Commercial Bank Public Company
                                                         Limited (Warrants)(e).................        53,593        0.0
                                             387,900   +Thai Farmers Bank Public Company
                                                         Limited 'Foreign'.....................       326,340        0.3
                                                                                                 ------------      -----
                                                                                                      710,365        0.7
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &                 69,500   +Shin Corporations Public Company
                  PERIPHERALS                            Limited (Foreign).....................       364,997        0.3
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION                12,926   +The Siam Cement Public Company
                  MATERIAL                               Limited...............................       242,538        0.3
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                       69,540   BEC World Public Company Limited
                                                         'Foreign'.............................       407,755        0.4
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THAILAND                1,725,655        1.7
---------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN THE PACIFIC
                                                       BASIN/ASIA (COST--$43,899,619)              49,200,111       47.6
---------------------------------------------------------------------------------------------------------------------------
                                          FACE          SHORT-TERM
                                         AMOUNT         SECURITIES      ISSUE
---------------------------------------------------------------------------------------------------------------------------
                  COMMERCIAL PAPER*       $2,083,000   General Motors Acceptance Corp., 7.13%
                                                         due 7/03/2000.........................     2,081,762        2.0
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS IN SHORT-TERM
                                                       SECURITIES (COST--$2,081,762)                2,081,762        2.0
                  -----------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS (COST--$89,326,404)...   100,816,496       97.5
                                                       OTHER ASSETS LESS LIABILITIES...........     2,589,668        2.5
                                                                                                 ------------      -----
                                                       NET ASSETS..............................  $103,406,164      100.0%
                                                                                                 ============      =====
---------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Global Depositary Receipts (GDR).

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d) Received through a bonus issue from Companhia Vale do Rio Doce. As of June 30, 2000, the bonds have not commenced trading and the coupon rate has not been determined.

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$89,326,404)........               $100,816,496
Foreign cash................................................                  4,125,754
Receivables:
  Securities sold...........................................  $1,115,916
  Dividends.................................................     340,044
  Capital shares sold.......................................      94,869      1,550,829
                                                              ----------
Prepaid expenses and other assets...........................                     16,686
                                                                           ------------
Total assets................................................                106,509,765
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   2,540,867
  Investment adviser........................................      79,702
  Capital shares redeemed...................................      24,541
  Distributor...............................................         289      2,645,399
                                                              ----------
Accrued expenses and other liabilities......................                    458,202
                                                                           ------------
Total liabilities...........................................                  3,103,601
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $103,406,164
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................               $  1,025,641
Class B Shares Common Stock, $.10 par value,100,000,000
  shares authorized.........................................                     24,929
Paid-in capital in excess of par............................                126,387,622
Undistributed investment income--net........................                    224,050
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                (35,639,620)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 11,383,542
                                                                           ------------
NET ASSETS..................................................               $103,406,164
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $100,956,476 and 10,256,408
  shares outstanding........................................               $       9.84
                                                                           ============
Class B--Based on net assets of $2,449,688 and 249,290
  shares outstanding........................................               $       9.83
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $107,994 withholding tax on foreign
  dividends)................................................                 $  1,312,710
Interest and discount earned................................                      128,972
                                                                             ------------
Total income................................................                    1,441,682
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    546,890
Custodian fees..............................................       236,796
Professional fees...........................................        10,261
Accounting services.........................................         6,911
Printing and shareholder reports............................         5,785
Transfer agent fees.........................................         3,196
Distribution fees--Class B..................................         1,412
Directors' fees and expenses................................         1,084
Pricing services............................................           434
Other.......................................................         1,733
                                                              ------------
Total expenses before reimbursement.........................       814,502
Reimbursement of expenses...................................      (127,031)
                                                              ------------
Total expenses after reimbursement..........................                      687,471
                                                                             ------------
Investment income--net......................................                      754,211
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................    12,095,821
  Foreign currency transactions--net........................        19,678     12,115,499
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (17,599,731)
  Foreign currency transactions--net........................      (107,879)   (17,707,610)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (4,837,900)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    754,211       $  1,131,275
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................    12,115,499           (264,395)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (17,707,610)        39,825,770
                                                              ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (4,837,900)        40,692,650
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (524,875)        (2,102,112)
  Class B...................................................        (8,626)           (11,709)
                                                              ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (533,501)        (2,113,821)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................       385,910          5,260,179
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (4,985,491)        43,839,008
Beginning of period.........................................   108,391,655         64,552,647
                                                              ------------       ------------
End of period*..............................................  $103,406,164       $108,391,655
                                                              ============       ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    224,050       $      3,340
                                                              ============       ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                  CLASS A
FINANCIAL STATEMENTS.                             ------------------------------------------------------------------
                                                   FOR THE SIX              FOR THE YEAR ENDED DECEMBER 31,
                                                   MONTHS ENDED    -------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:           JUNE 30, 2000+    1999+         1998+          1997         1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............     $  10.34      $   6.43      $   9.22      $  10.05      $  9.32
                                                     --------      --------      --------      --------      -------
Investment income--net..........................          .07           .11           .18           .11          .20
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net.............................         (.52)         4.01         (2.86)         (.75)         .76
                                                     --------      --------      --------      --------      -------
Total from investment operations................         (.45)         4.12         (2.68)         (.64)         .96
                                                     --------      --------      --------      --------      -------
Less dividends from investment income--net......         (.05)         (.21)         (.11)         (.19)        (.23)
                                                     --------      --------      --------      --------      -------
Net asset value, end of period..................     $   9.84      $  10.34      $   6.43      $   9.22      $ 10.05
                                                     ========      ========      ========      ========      =======
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............       (4.41%)++     65.52%       (29.39%)       (6.53%)      10.59%
                                                     ========      ========      ========      ========      =======
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..................        1.25%*        1.25%         1.25%         1.25%        1.25%
                                                     ========      ========      ========      ========      =======
Expenses........................................        1.48%*        1.67%         1.42%         1.42%        1.31%
                                                     ========      ========      ========      ========      =======
Investment income--net..........................        1.38%*        1.47%         2.30%         1.15%        2.42%
                                                     ========      ========      ========      ========      =======
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........     $100,956      $107,079      $ 64,312      $141,451      $95,599
                                                     ========      ========      ========      ========      =======
Portfolio turnover..............................       30.77%        97.79%       121.06%        93.62%       87.33%
                                                     ========      ========      ========      ========      =======
--------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                        CLASS B
BEEN DERIVED FROM INFORMATION PROVIDED IN THE             -----------------------------------------------------------
FINANCIAL STATEMENTS.                                                               FOR THE
                                                                                  YEAR ENDED
                                                            FOR THE SIX            DEC. 31,           FOR THE PERIOD
                                                           MONTHS ENDED      ---------------------    NOV. 3, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                   JUNE 30, 2000++    1999++        1998++    TO DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................      $10.33         $ 6.42        $  9.22        $ 9.30
                                                              ------         ------        -------        ------
Investment income--net..................................         .07            .07            .17           .01
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net....................        (.52)          4.04          (2.86)         (.09)
                                                              ------         ------        -------        ------
Total from investment operations........................        (.45)          4.11          (2.69)         (.08)
                                                              ------         ------        -------        ------
Less dividends from investment income--net..............        (.05)          (.20)          (.11)           --
                                                              ------         ------        -------        ------
Net asset value, end of period..........................      $ 9.83         $10.33        $  6.42        $ 9.22
                                                              ======         ======        =======        ======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................      (4.42%)++      65.38%        (29.51%)        (.86%)++
                                                              ======         ======        =======        ======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..........................       1.44%*         1.40%          1.40%         1.39%*
                                                              ======         ======        =======        ======
Expenses................................................       1.64%*         1.87%          1.72%         1.58%*
                                                              ======         ======        =======        ======
Investment income--net..................................       1.30%*          .83%          2.37%         1.16%*
                                                              ======         ======        =======        ======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................      $2,450         $1,313        $   241        $   32
                                                              ======         ======        =======        ======
Portfolio turnover......................................      30.77%         97.79%        121.06%        93.62%
                                                              ======         ======        =======        ======
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment return excludes insurance-related fees and expenses. If applicable, the Company's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+ Commencement of operations.
++ Based on average shares outstanding.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DEVELOPING CAPITAL MARKETS FOCUS FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Developing Capital Markets Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

--------------------------------------------------------------------------------

value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of 1.00% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA. For the six months ended June 30, 2000, MLIM earned fees of $546,890, of which $127,031 was voluntarily waived.

  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $32,118 in commissions on the execution of portfolio security transactions

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $31,658,291 and $32,629,530, respectively.

  Net realized gains for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

--------------------------------------------------------------------
                                         Realized       Unrealized
                                           Gains      Gains (Losses)
--------------------------------------------------------------------
Long-term investments.................  $12,095,821    $ 11,490,092
Foreign currency transactions.........       19,678        (106,550)
                                        -----------    ------------
Total.................................  $12,115,499    $ 11,383,542
                                        ===========    ============
--------------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $11,490,092, of which $21,505,415 related to appreciated securities and $10,015,323 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $89,326,404.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $385,910 and $5,260,179 for the six months ended June 30, 2000 and for the year ended December 31, 1999, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
             June 30, 2000                 Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    2,107,404    $ 21,938,581
Shares issued to shareholders in
 reinvestment of dividends............       46,614         524,875
                                         ----------    ------------
Total issued..........................    2,154,018      22,463,456
Shares redeemed.......................   (2,252,005)    (23,333,411)
                                         ----------    ------------
Net decrease..........................      (97,987)   $   (869,955)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1999              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,543,624    $ 29,552,636
Shares issued to shareholders in
 reinvestment of dividends...........     294,323       2,102,112
                                       ----------    ------------
Total issued.........................   3,837,947      31,654,748
Shares redeemed......................  (3,491,789)    (27,154,773)
                                       ----------    ------------
Net increase.........................     346,158    $  4,499,975
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
 Class B Shares for the Six Months Ended                 Dollar
              June 30, 2000                 Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  126,768    $1,301,498
Shares issued to shareholders in
 reinvestment of dividends................      767         8,626
                                            -------    ----------
Total issued..............................  127,535     1,310,124
Shares redeemed...........................   (5,306)      (54,259)
                                            -------    ----------
Net increase..............................  122,229    $1,255,865
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------
     Class B Shares for the Year Ended                   Dollar
             December 31, 1999               Shares      Amount
-----------------------------------------------------------------
Shares sold................................  107,282    $ 915,190
Shares issued to shareholders in
 reinvestment of dividends.................    1,475       11,709
                                             -------    ---------
Total issued...............................  108,757      926,899
Shares redeemed............................  (19,255)    (166,695)
                                             -------    ---------
Net increase...............................   89,502    $ 760,204
                                             =======    =========
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 2000, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $148,000 and $647,000, respectively.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $45,454,000, of which $2,024,000 expires in 2003, $90,000 expires in 2004, $39,365,000 expires in 2006 and $3,975,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 2000, Domestic Money Market Fund's net annualized yield for Class A Shares was 5.69%. The Fund's Class A Shares' 7-day yield as of June 30, 2000 was 6.12%. The average portfolio maturity was 58 days at June 30, 2000, compared to 61 days at December 31, 1999.

THE ENVIRONMENT

  During the first quarter of 2000, economic growth remained strong, resulting in two additional 25 basis point (0.25%) interest rate increases that were implemented in February and March. At that time, the Treasury also announced anticipated changes to the auction schedule. The Federal budget surplus has made it necessary to reduce the number of securities sold by the Treasury, therefore the changes will include reduced auctions, reduced auction sizes and a buy-back program (the Treasury intends to buy back old off-the-run less liquid issues in order to keep current issues liquid). The announcement caused unintended results as the yield curve inverted dramatically as investors rushed to buy longer-term issues.

  At this time, it is unclear when this technical inversion will be unwound, as it seems likely that further short-term interest rate increases could be forthcoming as long as the current economic momentum continues. Although Treasury yields moved sharply lower as a result of this reduction of supply, other fixed-income asset classes did not participate to the fullest extent. In addition, the business practices of Government-sponsored agencies were placed under scrutiny by Congress, which pressured quality spreads across the yield curve.

  In early May, investors began to price in an additional 50 basis point move and a greater probability of more increases later in the summer. New home sales grew by an alarming 966,000 pace and the unemployment rate fell to 3.9%. Citing the risk of accelerating inflation, the Federal Reserve Board tightened interest rates by 50 basis points at its May meeting. As the Federal Reserve Board's bias toward tightening continued, the US markets remained fixated on the next Federal Open Market Committee meeting on June 28, 2000. At that meeting, the Federal Reserve Board moved to keep monetary policy on hold, as was widely expected by investors. However, the Federal Reserve Board's accompanying statement suggested that while there were tentative signs of economic cooling, underlying price pressures were accelerating. Therefore, the Federal Reserve Board believed that the risks remain tilted toward conditions that could foster higher inflation.

PORTFOLIO MATTERS

  During the six-month period ended June 30, 2000, we maintained a conservative approach because of the rising interest rate environment. We adopted a barbell strategy incorporating one-month and two-month commercial paper with one-year bank certificates of deposit. While domestic securities in the one-year area were attractively priced, they were trading at a premium to foreign issues. We also looked to replace maturing floating rate notes since we believe that they will continue to provide protection for the Fund against rising interest rates.

  The Fund's composition at the end of June and as of our last report to shareholders is detailed below:

------------------------------------------------------
                                   6/30/00    12/31/99
------------------------------------------------------
Bank Notes.......................     6.7%      13.2%
Certificates of Deposit..........     2.4        1.5
Commercial Paper.................    51.4       35.4
Corporate Notes..................    22.8       35.8
Funding Agreements...............     5.6        4.6
Promissory Notes.................     1.8        1.7
Repurchase Agreements............      --        0.2
US Government, Agency &
  Instrumentality
  Obligations--Non-Discount......     9.6        6.5
Liabilities in Excess of Other
  Assets.........................    (0.3)        --
Other Assets Less Liabilities....      --        1.1
                                    -----      -----
Total............................   100.0%     100.0%
                                    =====      =====
------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to

--------------------------------------------------------------------------------

sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

July 26, 2000
--------------------------------------------------------
We are pleased to announce that Jacqueline Rogers is responsible for the day-to-day management of Domestic Money Market Fund of Merrill Lynch Variable Series Funds, Inc. Ms. Rogers has been employed by Merrill Lynch Investment Managers, L.P. since 1985 as Vice President.
--------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------
BANK NOTES--6.7%              $ 5,000,000      American Express Centurion Bank+..     6.75 %     7/13/2000   $  5,000,000
                                5,000,000      Bank of America, N.A.+............     6.65       6/06/2001      4,999,120
                                4,750,000      Bank of America, N.A. ............     7.10       6/21/2001      4,734,952
                               10,000,000      Banc One, Illinois, N.A. .........     6.96      12/27/2000      9,986,940
                                5,000,000      First Union National Bank+........     6.87       8/28/2000      5,000,474
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL BANK NOTES (COST--$29,749,877)                            29,721,486
-------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                 6,750,000      SouthTrust Bank, N.A. ............     6.86      12/19/2000      6,747,361
DEPOSIT--2.4%
                                4,000,000      SunTrust Bank.....................     6.78       4/18/2001      3,989,096
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT (COST--$10,749,405)               10,736,457
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--51.4%         5,000,000      AT&T Corp.+.......................     6.706      8/07/2000      5,000,000
                               10,000,000      AT&T Corp.+.......................     6.566      3/08/2001      9,998,680
                                8,236,000      Apreco, Inc. .....................     6.59       7/27/2000      8,199,816
                                7,000,000      Apreco, Inc. .....................     6.65       8/08/2000      6,953,450
                                5,000,000      Asset Securitization Coop.
                                                 Corp. ..........................     6.60       9/07/2000      4,936,915
                               10,000,000      Bear Stearns Companies, Inc. .....     6.60       9/07/2000      9,873,830
                               10,000,000      Bear Stearns Companies, Inc. .....     6.60       9/14/2000      9,860,980
                               11,490,000      CIT Group Holdings, Inc. (The)....     6.60       7/25/2000     11,443,657
                                2,490,000      COFCO Capital Corp. ..............     6.58       7/18/2000      2,483,173
                                5,000,000      CXC Incorporated..................     6.60       9/19/2000      4,925,900
                                3,700,000      Caterpillar Financial Services
                                                 Corp. ..........................     6.10       8/17/2000      3,669,747
                                  820,000      Centric Capital Corp. ............     6.65       7/24/2000        816,819
                                2,074,000      Centric Capital Corp. ............     6.60       9/08/2000      2,047,451
                               10,000,000      Ciesco L.P. ......................     6.95       7/03/2000     10,000,000
                                9,634,000      Clipper Receivables Corp. ........     6.60       9/15/2000      9,498,305
                               12,000,000      Corporate Asset Funding Co.,
                                                 Inc. ...........................     6.61       7/17/2000     11,969,153
                                7,550,000      Edison Asset Securitization,
                                                 LLC.............................     6.60       8/11/2000      7,496,017
                                3,936,000      Enterprise Funding Corp. .........     6.60       9/05/2000      3,887,784
                               11,443,000      Eureka Securitization Inc. .......     6.59       7/07/2000     11,434,621
                                  130,000      Ford Motor Credit Company.........     7.00       7/12/2000        129,772
                                  973,000      General Electric Capital Corp. ...     6.60       7/10/2000        971,751
                                1,000,000      General Electric Capital Corp. ...     6.60       7/17/2000        997,433
                                3,750,000      General Electric Capital Corp.....     6.221     10/04/2000      3,748,496
                                3,030,000      Honeywell International Inc. .....     6.60       8/01/2000      3,013,891
                                8,598,000      Kitty Hawk Funding Corp. .........     6.62       7/18/2000      8,574,305
                                2,674,000      Kitty Hawk Funding Corp. .........     6.60       8/07/2000      2,656,920
                                8,500,000      Kitty Hawk Funding Corp. .........     6.62       9/11/2000      8,386,517
                               10,433,000      Knight-Ridder, Inc. ..............     6.59       9/01/2000     10,312,843
                                4,500,000      Lehman Brothers Holdings Inc. ....     6.17       8/17/2000      4,463,206
                               10,000,000      Lehman Brothers Holdings Inc. ....     6.15       8/18/2000      9,916,401
                                1,184,000      Morgan Stanley, Dean Witter &
                                                 Co. ............................     6.59       9/05/2000      1,169,496
                               18,491,000      New Center Asset Trust............     6.60       7/17/2000     18,443,540
                                6,283,000      Salomon, Smith Barney Holdings,
                                                 Inc. ...........................     6.60       9/21/2000      6,187,580
                                9,877,000      Variable Funding Capital Corp. ...     6.61       9/07/2000      9,752,382
                                4,428,000      Variable Funding Capital Corp. ...     6.63       9/21/2000      4,360,752
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$227,636,269)                    227,581,583
-------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--22.8%          1,360,000      AT&T Capital Corp. ...............     7.50      11/15/2000      1,362,103
                                4,000,000      Asset-Backed Securities Investment
                                                 Trust 1997-F+...................     6.731      9/15/2000      4,000,000
                                2,000,000      Associates Corp. of North
                                                 America.........................     6.25       9/15/2000      1,996,442
                                1,100,000      Beneficial Corp. .................     5.95       7/20/2000      1,099,868
                                2,750,000      CIT Group Holdings, Inc. (The)+...     6.80       9/15/2000      2,749,457
                                1,020,000      CIT Group Holdings, Inc. (The)+...     6.875      1/16/2001      1,018,721
                                4,750,000      CIT Group Holdings, Inc. (The)+...     6.605      4/24/2001      4,747,379
                                  750,000      Finova Capital Corp. .............     6.84       8/08/2000        744,246
                                1,000,000      Ford Motor Credit Company.........     6.65       8/01/2000      1,000,591

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES               $ 3,000,000      Ford Motor Credit Company+........     6.77 %    10/02/2000   $  3,000,213
(CONCLUDED)                     2,250,000      Ford Motor Credit Company.........     6.375     10/06/2000      2,245,307
                                  500,000      Ford Motor Credit Company.........     6.25      11/08/2000        498,432
                                2,000,000      General Motors Acceptance Corp. ..     6.875      7/17/2000      2,000,258
                                3,850,000      General Motors Acceptance Corp.+..     6.253      7/20/2000      3,848,984
                                2,000,000      General Motors Acceptance Corp.+..     6.83       9/01/2000      2,000,079
                                1,400,000      General Motors Acceptance Corp.+..     6.99      12/01/2000      1,400,713
                                1,000,000      General Motors Acceptance Corp. ..     5.625      2/15/2001        991,113
                                  900,000      General Motors Acceptance Corp.+..     6.858      2/27/2001        899,806
                                2,000,000      Goldman Sachs Group, Inc. ........     6.00       8/07/2000      1,999,501
                                5,750,000      Goldman Sachs Group, Inc. ........     6.55      12/22/2000      5,750,000
                                  700,000      Goldman Sachs Group, Inc.+ .......     6.40       7/13/2001        699,805
                                1,500,000      Household Finance Corp. ..........     5.678      7/07/2000      1,499,847
                                5,000,000      Household Finance Corp. ..........     5.75       2/22/2001      4,952,695
                                3,500,000      Household Finance Corp. ..........     6.669      5/04/2001      3,498,471
                                6,500,000      Household Finance Corp.+ .........     6.715      7/20/2001      6,496,880
                                9,500,000      Morgan Stanley, Dean Witter &
                                                 Co. ............................     6.43       1/22/2001      9,505,159
                                5,000,000      Morgan Stanley, Dean Witter &
                                                 Co.+............................     6.781      1/22/2001      5,000,785
                                5,800,000      New Court Credit Group Inc.+......     6.971     12/01/2000      5,816,615
                                5,000,000      Norwest Financial, Inc.+..........     6.643      9/07/2000      4,999,468
                                2,000,000      SMM Trust, Series 1999-H+.........     6.845      9/25/2000      2,000,000
                                1,500,000      Salomon, Smith Barney Holdings,
                                                 Inc. ...........................     6.625     11/30/2000      1,496,814
                                4,000,000      Salomon, Smith Barney Holdings,
                                                 Inc. ...........................     5.875      2/01/2001      3,970,016
                                5,000,000      Salomon, Smith Barney Holdings,
                                                 Inc. ...........................     6.59       2/21/2001      4,980,240
                                2,500,000      Xerox Corp. ......................     5.70       7/26/2000      2,498,825
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$100,853,091)                     100,768,833
-------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--5.6%        5,000,000      Allstate Life Insurance Co.+......     6.656      7/03/2000      5,000,000
                                5,000,000      Allstate Life Insurance Co.+......     6.741     11/01/2000      5,000,000
                                5,000,000      Allstate Life Insurance Co.+......     6.705      7/02/2001      5,000,000
                                5,000,000      Jackson National Life Insurance
                                                 Co.+............................     6.691      5/01/2001      5,000,000
                                5,000,000      Metropolitan Life Insurance
                                                 Company+........................     6.691      5/01/2001      5,000,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS (COST--$25,000,000)                    25,000,000
-------------------------------------------------------------------------------------------------------------------------
PROMISSORY NOTES--1.8%          8,000,000      Goldman Sachs Group, Inc.+........     6.711      7/07/2000      8,000,000
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL PROMISSORY NOTES (COST--$8,000,000)                        8,000,000
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY &          1,300,000      Federal Home Loan Mortgage
INSTRUMENTALITY                                  Corporation.....................     5.18      11/24/2000      1,292,054
OBLIGATIONS--
NON-DISCOUNT--9.6%              2,000,000      Federal Home Loan Mortgage
                                                 Corporation.....................     5.25       1/19/2001      1,983,580
                                2,000,000      Federal National Mortgage
                                                 Association+....................     6.374      7/21/2000      1,999,951
                                1,000,000      Federal National Mortgage
                                                 Association.....................     5.07      12/14/2000        992,585
                                1,425,000      Federal National Mortgage
                                                 Association.....................     5.21       1/26/2001      1,412,500
                                9,250,000      Federal National Mortgage
                                                 Association+....................     6.354      4/19/2002      9,250,000
                               10,750,000      Student Loan Marketing
                                                 Association+....................     6.494      9/29/2000     10,749,512

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY &        $ 9,500,000      Student Loan Marketing
INSTRUMENTALITY                                Association+......................     6.364%     8/23/2001   $  9,495,854
OBLIGATIONS--
NON-DISCOUNT (CONCLUDED)          600,000      US Treasury Notes.................     4.50       9/30/2000        597,375
                                  600,000      US Treasury Notes.................     4.625     11/30/2000        595,687
                                2,000,000      US Treasury Notes.................     4.625     12/31/2000      1,981,874
                                1,900,000      US Treasury Notes.................     4.50       1/31/2001      1,878,625
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL US GOVERNMENT AGENCY & INSTRUMENTALITY
                                               OBLIGATIONS--NON-DISCOUNT (COST--$42,320,824)                   42,229,597
-------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$444,309,466)--100.3%......                             444,037,956
                                               LIABILITIES IN EXCESS OF OTHER
                                                 ASSETS--(0.3%)..................                              (1,532,240)
                                                                                                             ------------
                                               NET ASSETS--100.0%................                            $442,505,716
                                                                                                             ============
-------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 2000.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost $444,309,466*).......              $444,037,956
Cash........................................................                     5,201
Receivables:
  Interest..................................................  $2,333,001
  Capital shares sold.......................................   2,239,985     4,572,986
                                                              ----------
Prepaid expenses............................................                    34,613
                                                                          ------------
Total assets................................................               448,650,756
                                                                          ------------
--------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   5,000,000
  Capital shares redeemed...................................     905,038
  Investment adviser........................................     166,105
  Dividends to shareholders.................................         118     6,071,261
                                                              ----------
Accrued expenses and other liabilities......................                    73,779
                                                                          ------------
Total liabilities...........................................                 6,145,040
                                                                          ------------
--------------------------------------------------------------------------------------
NET ASSETS..................................................              $442,505,716
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized+..........................              $ 44,277,723
Paid-in capital in excess of par............................               398,499,503
Unrealized depreciation on investments--net.................                  (271,510)
                                                                          ------------
NET ASSETS..................................................              $442,505,716
                                                                          ============
--------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $442,505,716 and 442,777,226
  shares outstanding........................................              $       1.00
                                                                          ============
--------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. As of June 30, 2000, net unrealized depreciation for Federal income tax purposes amounted to $271,510, of which $5,593 related to appreciated securities and $277,103 related to depreciated securities.

+ The Fund is also authorized to issue 1,300,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $13,260,416
--------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,069,498
Accounting services.........................................      41,650
Professional fees...........................................      23,426
Printing and shareholder reports............................      20,774
Custodian fees..............................................      11,496
Directors' fees and expenses................................       4,783
Transfer agent fees.........................................       2,650
Pricing services............................................       1,467
Other.......................................................         570
                                                              ----------
Total expenses..............................................                 1,176,314
                                                                           -----------
Investment income--net......................................                12,084,102
                                                                           -----------
--------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                     3,659
Change in unrealized depreciation on investments--net.......                    26,316
                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $12,114,077
                                                                           ===========
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000   DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 12,084,102      $  21,094,119
Realized gain on investments--net...........................         3,659             17,656
Change in unrealized appreciation/depreciation on
  investments--net..........................................        26,316           (287,952)
                                                              -------------     -------------
Net increase in net assets resulting from operations........    12,114,077         20,823,823
                                                              -------------     -------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................   (12,084,102)       (21,094,119)
Realized gain on investments--net:
  Class A...................................................        (3,659)           (17,656)
                                                              -------------     -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (12,087,761)       (21,111,775)
                                                              -------------     -------------
-----------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................   186,091,640        279,226,568
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions...............    12,085,404         21,108,016
                                                              -------------     -------------
                                                               198,177,044        300,334,584
Cost of shares redeemed.....................................  (223,478,717)      (240,782,799)
                                                              -------------     -------------
Net increase (decrease) in net assets derived from Class A
  capital share transactions................................   (25,301,673)        59,551,785
                                                              -------------     -------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (25,275,357)        59,263,833
Beginning of period.........................................   467,781,073        408,517,240
                                                              -------------     -------------
End of period...............................................  $442,505,716      $ 467,781,073
                                                              =============     =============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                       CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                          FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                         MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  JUNE 30, 2000     1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                                           --------      --------    --------    --------    --------
Investment income--net.................................       .0281         .0473       .0506       .0511       .0504
Realized and unrealized gain (loss) on
  investments--net.....................................       .0001        (.0006)         --+      .0001      (.0005)
                                                           --------      --------    --------    --------    --------
Total from investment operations.......................       .0282         .0467       .0506       .0512       .0499
                                                           --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................      (.0281)       (.0473)     (.0508)     (.0511)     (.0504)
  Realized gain on investments--net....................          --+           --+         --+         --+     (.0001)
                                                           --------      --------    --------    --------    --------
Total dividends and distributions......................      (.0281)       (.0473)     (.0508)     (.0511)     (.0505)
                                                           --------      --------    --------    --------    --------
Net asset value, end of period.........................    $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................       5.69%*        4.84%       5.20%       5.24%       5.13%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        .55%*         .55%        .56%        .54%        .54%
                                                           ========      ========    ========    ========    ========
Investment income--net, and realized gain on
  investments--net.....................................       5.64%*        4.76%       5.03%       5.12%       4.97%
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...............    $442,506      $467,781    $408,517    $318,052    $274,756
                                                           ========      ========    ========    ========    ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Amount is less than $.0001 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--DOMESTIC MONEY MARKET FUND
NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Domestic Money Market Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily

--------------------------------------------------------------------------------

net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  We are pleased to provide you with the first semi-annual shareholder report for Fundamental Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a portfolio of common stocks of US companies that Fund management believes have shown above-average rates of growth earnings over the long term. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies and highlight some of the Fund's holdings.

THE ENVIRONMENT

  Economic slowing has finally arrived in the United States. As a result, significant increases in inflation and interest rates appear less likely, which is usually good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

  Investor sentiment changed significantly during the first half of 2000. In general, concerns centered around economic growth being too strong. A recent inflection could indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

  During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999. This transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

  In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

  Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are continued heavy investments in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.

PORTFOLIO MATTERS

  Fundamental Growth Focus Fund commenced operations on April 3, 2000. As of June 30, 2000, the net assets of the Fund were $8.7 million, and the Fund's Class A Shares had a net asset value of $10.19 per share. The Fund had net cash reserves of about 12%. Since inception to June 30, 2000, the Fund's Class A Shares had a total return of +1.90% compared to the -3.1% return for the unmanaged Standard & Poor's 500 Index for the same period. The major reason for Fundamental Growth Focus Fund's positive performance was that we were able to initiate a program of investing our new cash on an opportunistic basis as the US equity markets declined during the months of April and May.

  At the present time, our investment strategy is to focus on leading growth companies, which are providing the Internet communication infrastructure switches, routers and transmission systems, as communication service companies around the globe install the systems to provide the latest digital, broadband communication capabilities over wireline as well as wireless communication systems.

  On June 30, 2000, the Fund's largest equity holdings included Cisco Systems, Inc., Nortel Networks Corporation and JDS Uniphase Corporation. These companies are major global suppliers of the latest communication infrastructure including optical switching systems and components. Other major stock holdings in the Fund as of June 30, 2000 were EMC Corporation, General Electric Company, Sun Microsystems, Inc., Citigroup Inc., America Online, Inc., Pfizer Inc. and Enron Corp.

  The overall investment weighting of technology companies in the Fund was almost 46% at mid-year 2000. The next largest industry sector represented in the Fund was energy, with a focus on the largest integrated, global companies such as Exxon Mobil Corporation and BP

--------------------------------------------------------------------------------

Amoco PLC. Looking ahead, we plan to continue to invest our cash reserve on an opportunistic basis.

IN CONCLUSION

  We appreciate your investment in Fundamental Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND AGGREGATE TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Inception (4/03/00) to 6/30/00                                            +1.90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                SINCE INCEPTION
                                                                 TOTAL RETURN
-------------------------------------------------------------------------------
Class A Shares                                                      +1.90%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                    SHARES                                                                                  PERCENT OF
INDUSTRY             HELD                               COMMON STOCKS                            VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
ADVERTISING             800      The Interpublic Group of Companies, Inc. ...................  $   34,400       0.4%
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES             125      Toyota Motor Corporation (ADR)*.............................      11,648       0.1
----------------------------------------------------------------------------------------------------------------------
BANKING &             4,085      Citigroup Inc. .............................................     246,121       2.9
  FINANCIAL
----------------------------------------------------------------------------------------------------------------------
BEVERAGES             2,920      The Coca-Cola Company.......................................     167,717       1.9
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY            65      +Affymetrix, Inc............................................      10,729       0.1
                      1,785      +Immunex Corporation........................................      88,246       1.0
                                                                                               ----------     -----
                                                                                                   98,975       1.1
----------------------------------------------------------------------------------------------------------------------
BROADCASTING/MEDIA      825      +Infinity Broadcasting Corporation (Class A)................      30,061       0.4
----------------------------------------------------------------------------------------------------------------------
BROADCASTING/RADIO      300      +AMFM Inc. .................................................      20,700       0.2
& TELEVISION            275      +Clear Channel Communications, Inc..........................      20,625       0.2
                        700      +Viacom, Inc. (Class A).....................................      47,863       0.6
                                                                                               ----------     -----
                                                                                                   89,188       1.0
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS        1,525      +3Com Corporation...........................................      87,783       1.0
EQUIPMENT               250      +Alteon Websystems, Inc. ...................................      25,000       0.3
                      6,900      +Cisco Systems, Inc. .......................................     438,581       5.1
                      2,825      +JDS Uniphase Corporation...................................     338,470       3.9
                        500      Nokia Oyj 'A' (ADR)*........................................      24,969       0.3
                      6,000      Nortel Networks Corporation.................................     409,500       4.7
                        200      +SDL Inc. ..................................................      57,038       0.7
                      4,240      Telefonaktiebolaget LM Ericsson (ADR)*......................      84,800       1.0
                                                                                               ----------     -----
                                                                                                1,466,141      17.0
----------------------------------------------------------------------------------------------------------------------
COMPUTERS             5,290      +EMC Corporation............................................     406,999       4.7
                      3,800      +Sun Microsystems, Inc. ....................................     345,563       4.0
                                                                                               ----------     -----
                                                                                                  752,562       8.7
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL            7,375      General Electric Company....................................     390,875       4.5
EQUIPMENT
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS             400      +Broadcom Corporation (Class A).............................      87,575       1.0
                        700      +LSI Logic Corporation......................................      37,887       0.5
                      2,300      STMicroelectronics NV (NY Registered Shares)................     147,631       1.7
                      1,800      Texas Instruments Incorporated..............................     123,638       1.4
                        200      +Xilinx, Inc. ..............................................      16,513       0.2
                                                                                               ----------     -----
                                                                                                  413,244       4.8
----------------------------------------------------------------------------------------------------------------------
ENERGY                2,800      BP Amoco PLC (ADR)*.........................................     158,375       1.9
                      2,200      El Paso Energy Corporation..................................     112,062       1.3
                      3,600      Enron Corp. ................................................     232,200       2.7
                      2,360      Exxon Mobil Corporation.....................................     185,260       2.1
                      2,260      Royal Dutch Petroleum Company (NY Registered Shares)........     139,131       1.6
                                                                                               ----------     -----
                                                                                                  827,028       9.6
----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT           925      The Walt Disney Company.....................................      35,902       0.4
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES    1,300      T. Rowe Price Associates, Inc. .............................      55,250       0.6
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD             1,800      Colgate-Palmolive Company...................................     107,775       1.2
  PRODUCTS........
----------------------------------------------------------------------------------------------------------------------
INFORMATION           4,600      +America Online, Inc. ......................................     242,650       2.8
PROCESSING            1,350      +China.Com Corporation 'A'..................................      27,506       0.3
                      4,500      +Exodus Communications, Inc. ...............................     207,281       2.4
                        200      +Palm, Inc. ................................................       6,675       0.1
                                                                                               ----------     -----
                                                                                                  484,112       5.6
----------------------------------------------------------------------------------------------------------------------
INSURANCE             1,600      American International Group, Inc. .........................     188,000       2.2
----------------------------------------------------------------------------------------------------------------------
LEISURE                 560      Sony Corporation (ADR)*.....................................      52,815       0.6
----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY      350      Medtronic, Inc. ............................................      17,434       0.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                    SHARES                                                                                  PERCENT OF
INDUSTRY             HELD                               COMMON STOCKS                            VALUE      NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES          2,950      Baker Hughes Incorporated...................................  $   94,400       1.1%
                        600      Diamond Offshore Drilling, Inc. ............................      21,075       0.2
                      1,200      Halliburton Company.........................................      56,625       0.7
                      1,700      Schlumberger Limited........................................     126,863       1.5
                                                                                               ----------     -----
                                                                                                  298,963       3.5
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS       2,475      Merck & Co., Inc. ..........................................     189,647       2.2
                      5,000      Pfizer Inc. ................................................     240,000       2.8
                                                                                               ----------     -----
                                                                                                  429,647       5.0
----------------------------------------------------------------------------------------------------------------------
RETAIL                1,100      +Amazon.com, Inc. ..........................................      39,944       0.5
                        500      +eBay Inc. .................................................      27,125       0.3
                                                                                               ----------     -----
                                                                                                   67,069       0.8
----------------------------------------------------------------------------------------------------------------------
RETAIL--SPECIALTY        70      CVS Corporation.............................................       2,800       0.0
                        250      +Staples, Inc. .............................................       3,844       0.0
                        125      Walgreen Co. ...............................................       4,023       0.1
                                                                                               ----------     -----
                                                                                                   10,667       0.1
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS          750      +ASM Lithography Holding NV (ADR)*..........................      33,047       0.4
                      1,400      +Applied Materials, Inc. ...................................     126,875       1.5
                        535      +KLA-Tencor Corporation.....................................      31,331       0.3
                                                                                               ----------     -----
                                                                                                  191,253       2.2
----------------------------------------------------------------------------------------------------------------------
SOFTWARE--            3,600      +BEA Systems, Inc. .........................................     177,750       2.1
COMPUTER              1,300      +Commerce One, Inc. ........................................      59,231       0.7
                      2,500      +Oracle Corporation.........................................     210,000       2.4
                        190      +Rational Software Corporation..............................      17,646       0.2
                        800      +Siebel Systems, Inc. ......................................     130,850       1.5
                                                                                               ----------     -----
                                                                                                  595,477       6.9
----------------------------------------------------------------------------------------------------------------------
WIRELESS                500      Sonera Oyj (ADR)*...........................................      22,969       0.3
COMMUNICATIONS          310      Sprint Corp. (PCS Group)....................................      18,445       0.2
                      3,750      Vodafone AirTouch PLC (ADR)*................................     155,391       1.8
                      1,500      +Western Wireless Corporation (Class A).....................      81,656       0.9
                                                                                               ----------     -----
                                                                                                  278,461       3.2
----------------------------------------------------------------------------------------------------------------------
WIRELINE              2,100      AT&T Corp. .................................................      66,413       0.8
COMMUNICATIONS        3,560      +Equant (NY Registered Shares)..............................     153,080       1.8
                      2,125      +Infonet Services Corporation (Class B).....................      25,367       0.3
                      1,125      +NorthPoint Communications Group, Inc. .....................      12,516       0.1
                        800      +WorldCom, Inc. ............................................      36,700       0.4
                                                                                               ----------     -----
                                                                                                  294,076       3.4
----------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS IN COMMON STOCK
                                 (COST--$7,478,190)                                             7,634,861      88.3
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                       FACE                                                                                    PERCENT OF
                      AMOUNT                           SHORT-TERM SECURITIES                        VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT       $1,542,000      Federal Home Loan Mortgage Corporation, 6.57% due
AGENCY                                7/03/2000.................................................  $1,541,437      17.8%
OBLIGATIONS**
-------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                    (COST--$1,541,437)                                             1,541,437      17.8
-------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS (COST--$9,019,627)........................   9,176,298     106.1
                                    LIABILITIES IN EXCESS OF OTHER ASSETS.......................    (525,758)     (6.1)
                                                                                                  ----------     -----
                                    NET ASSETS..................................................  $8,650,540     100.0%
                                                                                                  ==========     =====
-------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$9,019,627).........             $9,176,298
Cash........................................................                    764
Receivables:
  Capital shares sold.......................................  $ 94,309
  Dividends.................................................     2,142       96,451
                                                              --------
Prepaid expenses............................................                 24,392
                                                                         ----------
Total assets................................................              9,297,905
                                                                         ----------
-----------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   612,032
  Investment adviser........................................     3,753
  Capital shares redeemed...................................       329      616,114
                                                              --------
Accrued expenses and other liabilities......................                 31,251
                                                                         ----------
Total liabilities...........................................                647,365
                                                                         ----------
-----------------------------------------------------------------------------------
NET ASSETS..................................................             $8,650,540
                                                                         ==========
-----------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $   84,897
Paid-in capital in excess of par............................              8,379,663
Undistributed investment income--net........................                  9,107
Undistributed realized capital gains on investments--net....                 20,202
Unrealized appreciation on investments--net.................                156,671
                                                                         ----------
NET ASSETS..................................................             $8,650,540
                                                                         ==========
-----------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $8,650,540 and 848,966
  shares outstanding........................................             $    10.19
                                                                         ==========
-----------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF OPERATIONS FOR THE PERIOD APRIL 3, 2000+ TO JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................           $ 16,469
Dividends (net of $166 foreign withholding tax).............              4,742
                                                                       --------
Total income................................................             21,211
                                                                       --------
-------------------------------------------------------------------------------
EXPENSES:
Offering costs..............................................  $8,015
Investment advisory fees....................................   6,668
Accounting services.........................................     590
Registration fees...........................................      81
                                                              ------
Total expenses before reimbursement.........................             15,354
Reimbursement of expenses...................................             (3,250)
                                                                       --------
Total expenses after reimbursement..........................             12,104
                                                                       --------
Investment income--net......................................              9,107
                                                                       --------
-------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................             20,202
Unrealized appreciation on investments--net.................            156,671
                                                                       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........           $185,980
                                                                       ========
-------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE PERIOD
                                                                 APRIL 3, 2000+
                  INCREASE IN NET ASSETS:                       TO JUNE 30, 2000
--------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................       $    9,107
Realized gain on investments--net...........................           20,202
Unrealized appreciation on investments--net.................          156,671
                                                                   ----------
Net increase in net assets resulting from operations........          185,980
                                                                   ----------
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................        7,464,560
                                                                   ----------
--------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................        7,650,540
Beginning of period.........................................        1,000,000
                                                                   ----------
End of period*..............................................       $8,650,540
                                                                   ==========
--------------------------------------------------------------------------------
* Undistributed investment income--net......................       $    9,107
                                                                   ==========
--------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       CLASS A
                                                                  -----------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM     FOR THE PERIOD
      INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.            APRIL 3, 2000+
                 INCREASE IN NET ASSET VALUE:                     TO JUNE 30, 2000
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................          $10.00
                                                                       ------
Investment income--net.......................................             .01
Realized and unrealized gain on investments--net.............             .18
                                                                       ------
Total from investment operations.............................             .19
                                                                       ------
Net asset value, end of period...............................          $10.19
                                                                       ======
-----------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........................           1.90%++
                                                                       ======
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement...............................           1.18%*
                                                                       ======
Expenses.....................................................           1.50%*
                                                                       ======
Investment income--net.......................................            .89%*
                                                                       ======
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....................          $8,651
                                                                       ======
Portfolio turnover...........................................          20.91%
                                                                       ======
-----------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses. The Company's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

+ Commencement of operations.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--FUNDAMENTAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company ("MLLIC"), ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Fundamental Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. Prior to commencement of operations on April 3, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 100,000 Class A Shares of the Fund on March 20, 2000 to MLLIC for $1,000,000. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains

--------------------------------------------------------------------------------

as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. For the period April 3, 2000 to June 30, 2000, MLIM earned fees of $6,668, of which $3,250 was voluntarily waived.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the period April 3, 2000 to June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $222 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the period April 3, 2000 to June 30, 2000 were $8,136,678 and $678,798, respectively.

--------------------------------------------------------------------------------

  Net realized gains (losses) for the period April 3, 2000 to June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)       Gains
---------------------------------------------------------------------
Long-term investments...............     $20,300          $156,671
Short-term investments..............         (98)               --
                                         -------          --------
Total...............................     $20,202          $156,671
                                         =======          ========
---------------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $156,671, of which $479,889 related to appreciated securities and $323,218 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $9,019,627.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

----------------------------------------------------------------------
Class A Shares for the Period April 3, 2000+ to               Dollar
June 30, 2000                                    Shares       Amount
----------------------------------------------------------------------
Shares sold.................................     750,338    $7,478,049
Shares redeemed.............................      (1,372)      (13,489)
                                                 -------    ----------
Net increase................................     748,966    $7,464,560
                                                 =======    ==========
----------------------------------------------------------------------

+ Prior to April 3, 2000 (commencement of operations), the Fund issued 100,000 shares to MLLIC for $1,000,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six months ended June 30, 2000, global fixed-income markets were shaped by the concerns about the effects of the Year 2000 (Y2K) date change, the continued economic robustness throughout the world (excluding Japan), and the fear of higher interest rates needed to quell the rate of economic growth and inflationary pressures.

  In the last two weeks of December 1999, global fixed-income markets were virtually at a standstill as investors waited for the end of the year to bring some market disruption. Although trading was limited, by the first trading day of the new year it was evident that Y2K problems were overblown. There were few disruptions in the markets and investors returned to worrying about higher interest rates very quickly. Although there were several economies that were experiencing growth without inflation, the United States was by far the most conspicuous. After a series of interest rate increases in 1999 totaling 75 basis points (0.75%), the US economy was still moving along at 7.3% for the fourth quarter. There was very little inflation, although the prices of oil and housing were still climbing. There was a temporary rise in the consumer price index
(CPI) in April. The headline CPI was 0.7%, which was higher than the expected 0.5%. However, the real surprise was the core CPI (excluding food and energy) of 0.4%, compared to the previous months' increases of only 0.1%-0.2%. As a result, investors were concerned that the US Federal Reserve Board would have to raise interest rates much further. By late May this view had turned almost 180 degrees, when a few economic statistics pointed to potential slowdown.

  Growth without inflation was also continuing in Canada, Australia, the United Kingdom and Germany. However, the central banks were concerned that the continued growth in their economies would eventually spur inflation in the labor markets. The vigilance and persistence of these central banks caused interest rates in the back end of the yield curve to descend by the latter part of January. This topping of interest rates was further exacerbated in the United States by the paydown in long-dated securities. The United States was using its budgetary surplus to pay down as much as $30 billion in Government securities. The announcement of this paydown resulted in an inversion of the yield curve from ten-year-30-year securities. These developments helped global sovereign yield curves to flatten and, in some cases, to invert.

Dollar Bloc Markets

  Although the US Federal Reserve Board paused in December from raising interest rates, it continued on this path in early February. The Federal funds rate went up 25 basis points in February and March to 6.00%. The US Federal Reserve Board continued its gradualist approach of raising interest rates in 25 basis point increments in an attempt to guide the economy into a soft landing. However, in late April investors began to perceive that the US Federal Reserve Board would need to be more aggressive, given that the first quarter gross domestic product
(GDP) was reported at 5.4%, which was not indicative of a slowdown. On May 16, 2000, the US Federal Reserve Board changed from a gradualist to an aggressive approach of raising interest rates, increasing interest rates by 50 basis points to 6.50%. By the end of May, the first signs of a slowdown appeared in durable goods, which was down 6.4%, and leading indicators, which were down 0.1%. The unemployment numbers that were reported in early June were most telling, with an increase in the unemployment rate from 3.9% to 4.1%, and the non-farm payroll statistic, excluding census workers, down 116,000. On June 28, the US Federal Reserve Board paused in its interest rate increases to assess whether the US economy was truly slowing as some economic statistics were indicating. Although this seemed like a quick downturn, investors were still cautious, waiting for more data to confirm an economic slowdown. Investor expectation was that the US Federal Reserve Board would wait until its August meeting to decide the future course of interest rates. In cash securities, interest rates declined 41 basis points in ten-year Government securities. The rise in interest rates had been more dramatic from January 1 (6.44%) to January 20 (6.79%), but with the shift in investor sentiment and the paydown announced in January, the long end of the yield curve began to drop. The ten-year Treasury note ended the period at 6.03%.

  Meanwhile, Canada continued to experience a high level of economic growth similar to the United States. Canada maintained its robust economy from internal and external demand. Real GDP increased 0.6% in November, registering the sixteenth consecutive rise, the longest streak since 1961. Consumer prices, as reported by the CPI statistic, were 2.3% year over year, slightly above the midpoint of the acceptable inflation range of 1%-3% established by the Bank of Canada (BoC). This rise in inflation, along with a tight labor market, can portend

--------------------------------------------------------------------------------

higher inflation in the near future. As a result, the BoC raised interest rates 25 basis points on February 3 and March 22. The BoC moved again on May 17 by 50 basis points, again matching the increases seen in the United States.

  During the period, we went from a short duration position to a long duration position for both the United States and Canada relative to our benchmark, the unmanaged JP Morgan Global Government Bond Index. Within this long position, we overweighted the long end and underweighted the short end to take advantage of the flattening and inversion of both yield curves. In addition, the central banks' increase of short-term interest rates has aided our underweighted position because these increases only affect the short end of curves, mostly securities with maturities of less than five years. By June 30, 2000, we went to a neutral duration, looking for opportunities to add duration.

Europe

  The euro's weakness was the most dominant factor in the global markets. At the beginning of the six-month period ended June 30, 2000, the euro stood at 1.0062 relative to the US dollar. It broke through parity on January 27, and settled the day at 0.9882. It temporarily traded above parity on February 22, hit the low of 0.8946 on May 18, and traded up to 0.9525 by the end of June. Overall, the euro declined 5.34% for the six-month period. The main cause of this decline was the disinvestment from the euro into the stronger currencies and Japanese and US equity markets. In addition, the reluctance by the European Central Bank
(ECB) to aggressively raise interest rates put added pressure on the euro. The ECB appeared to us as indecisive and non-credible in its statements about an appropriate level for the euro. Contradictory statements from several members of the ECB put the euro in a precarious position. Oil prices also created problems for Europeans in terms of a drag on the economy and an inflationary stimulant. Crude oil prices rose 50.7% during the period.

  The economy of Euroland continued to expand during the six-month period. Fourth quarter 1999 GDP rose 0.9% quarter over quarter and 3.0% year over year. Given the acceleration in industrial production and the increase in business confidence, as reported in the Reuters Purchasing Managers' Index, the economy is expected to continue its expansion at a 3.5% pace for 2000. On the inflation front, February's consumer prices came to 2% year over year. For most of this period, the increase in oil prices did not seriously affect the underlying inflation rate because of its volatility. In February the price of oil rose to more than $34 per barrel, but by the end of May it had traded down to $29.01. However, by the end of June the price rose to a high of $32.50. During the period, the ECB raised interest rates by 25 basis points on February 3 and on April 27. The ECB paused during May, but surprised investors on June 8 with an aggressive rise of 50 basis points, thereby giving a lift to the euro. In cash securities, the ten-year Bund yield fell 14 basis points for the period, but it fluctuated widely as investors' perception of inflation increased or decreased. The 30-year Bund was the best-performing security on the yield curve as it declined in yield by 53 basis points. In this environment, we continued to underweight the front end of the yield curve and overweight the long end.

  A development that influenced the global bond market during this period was the Universal Mobile Telecommunications Systems (UMTS) auctions. These UMTS auctions are the selling of third-generation mobile phone licenses by the respective government to local businesses. The United Kingdom raised (pound sterling) 23 billion at its April auction. This was extraordinary since the government estimated raising only (pound sterling) 3 billion-(pound sterling) 4 billion. In addition, the auction caught the attention of bond market investors because these proceeds could be utilized to pay down the government's debt. As a result, Germany is expected to hold a similar auction this summer that is expected to generate more than (pound sterling) 50 billion. With this success, several other countries are contemplating utilizing the UMTS auctions. If this trend continues, it may mean lower interest rates in the long end of the respective yield curves. In this environment, we moved from a short duration to a slightly long duration relative to our benchmark. We concentrated on buying the 30-year sectors in order to add duration and take advantage of the potential results of these auctions.

  In non-EMU countries, the central banks were also raising interest rates. The Bank of England raised interest rates by 25 basis points on January 13 and February 10. Denmark raised interest rates 30 basis points on February 3, 25 basis points on April 27 and 50 basis points on June 8 to 4.25%. Sweden raised interest rates 50 basis points on February 4 and June 14. The only exception to this trend was in Greece, where the central bank reduced interest rates by 225 basis points. On January 26, the central bank lowered interest rates by 75 basis points and then followed with 50 basis points on March 8 and April 19. In addition, it cut interest rates by 50 basis points on June 28. In cash securities, the ten-year Gilt yield in the United Kingdom declined by 24 basis points, while

--------------------------------------------------------------------------------

Denmark's ten-year sector rose 4 basis points. Sweden's ten-year sovereign fell 44 basis points, and Greece's ten-year sovereign fell 40 basis points. As the ten-year sovereign's yield was approximately the yield of Norway's ten-year sovereign, we traded out of Greece into Norway, believing that the Norwegian krona would outperform the Greek drachma over the near future. During this period, we remained long duration versus our benchmark.

Japan

  Unlike most of the other global economies, Japan had no growth and inflation. It has stumbled along, occasionally rising above recessionary levels. The latest two GDP reports have indicated that Japan was back in a recession. The third and fourth quarter reports for 1999 were both negative, -0.9% and -1.4%, respectively. The main drag in the fourth quarter report continued to be personal consumption, which fell 1.6% quarter over quarter. While consumption remained somewhat of a concern, business activity was increasing, which should help consumption going forward.

  Japan's March Tankan report showed some positive signs. In this report, Japanese companies assessed business conditions as improving. The index for large enterprises rose from -17 to -9. Another piece of potentially positive news for the economy was that the new Prime Minister, Yoshiro Mori, is committed to following the economic policies of Keizo Obuchi. He said that fiscal consolidation is necessary, but must be delayed until the economy has recovered. Mori said he does not have any plans for a new fiscal package, but investors perceive that a package may be necessary later in the year in order to help support growth. In addition, the June Tankan report is expected to be -3 compared to the -9 of the March report, thereby prompting a possible end to the "zero interest rate policy" in either July or September. During this period, the ten-year Japanese government bond yield rose by 4 basis points and the US dollar relative to the yen appreciated 3.5%. In this environment, we held a short duration relative to our benchmark and were long in US dollars relative to the yen.

IN CONCLUSION

  We thank you for your investment in Global Bond Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Harry Escobar
Harry Escobar
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                        -2.02%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                   +3.87
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/00                                        +4.21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -0.99%          -2.02%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.
Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000                      (IN US DOLLARS)
--------------------------------------------------------------------------------

     NORTH                                FACE                                                                PERCENT OF
    AMERICA           INDUSTRY           AMOUNT                FIXED-INCOME INVESTMENTS            VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
CANADA           SUPRANATIONAL       C$    2,030,000     Inter-American Development Bank,
                                                           7.25% due 11/03/2003...............  $ 1,406,528       3.6%
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         CANADA                                   1,406,525       3.6
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    COMPUTERS           Y    58,800,000     IBM Corporation, 0.90% due
                                                           4/14/2003..........................      555,461       1.4
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES  DM    2,425,000     Ford Motor Credit Co., 5.25% due
                                                           6/16/2008..........................    1,127,478       2.8
                 ------------------------------------------------------------------------------------------------------
                 GAMING                                  Jazz Casino Co. LLC:
                                     US$     235,790     6.046% due 11/15/2009 (a)............       40,084       0.1
                                              21,000     Contingent Notes due 11/15/2009
                                                           (b)................................            0       0.0
                                                                                                -----------     -----
                                                                                                     40,084       0.1
                 ------------------------------------------------------------------------------------------------------
                 US GOVERNMENT                           US Treasury Bonds:
                 OBLIGATIONS               2,545,000     5.25% due 11/15/2028.................    2,253,521       5.7
                                           2,940,000     6.125% due 8/15/2029.................    2,969,400       7.5
                                                                                                -----------     -----
                                                                                                  5,222,921      13.2
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                         UNITED STATES                            6,945,944      17.5
------------------------------------------------------------------------------------------------------------------------
                                         SHARES
                                          HELD                       COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    GAMING                        6,089     +JCC Holding Company (Class A).......        4,947       0.0
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL COMMON STOCKS IN THE UNITED
                                                         STATES                                       4,947       0.0
------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN NORTH AMERICA
                                                         (COST--$8,548,082)                       8,357,419      21.1
------------------------------------------------------------------------------------------------------------------------
    PACIFIC                               FACE
     BASIN                               AMOUNT                FIXED-INCOME INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        FOREIGN GOVERNMENT  A$      500,000     Australian Government Bond, 5.75% due
                 OBLIGATIONS                               6/15/2011..........................      289,692       0.7
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         AUSTRALIA                                  289,692       0.7
------------------------------------------------------------------------------------------------------------------------
JAPAN            BANKING             Y   101,000,000     KFW International Finance, 1% due
                                                           12/20/2004.........................      959,073       2.4
                 ------------------------------------------------------------------------------------------------------
                 FOREIGN GOVERNMENT                      Japan Government Bonds:
                 OBLIGATIONS             252,000,000     #151, 5% due 9/20/2002...............    2,615,336       6.6
                                         246,000,000     #174, 4.60% due 9/20/2004............    2,672,287       6.8
                                                                                                -----------     -----
                                                                                                  5,287,623      13.4
                 ------------------------------------------------------------------------------------------------------
                 SUPRANATIONAL            70,000,000     Japan Bank for International
                                                           Cooperative, 2.875% due 7/28/2005..      717,966       1.8
                                         250,000,000     World Bank, 5.25% due 3/20/2002......    2,564,151       6.5
                                                                                                -----------     -----
                                                                                                  3,282,117       8.3
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         JAPAN                                    9,528,813      24.1
------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN THE PACIFIC
                                                         BASIN (COST--$9,727,194)                 9,818,505      24.8
------------------------------------------------------------------------------------------------------------------------

Y=yen
E=euro
L=pound sterling

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN                               FACE                                                                PERCENT OF
     EUROPE           INDUSTRY           AMOUNT                FIXED-INCOME INVESTMENTS            VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AUSTRIA          FOREIGN GOVERNMENT  Y    67,000,000     Republic of Austria, 4.75% due
                 OBLIGATIONS                               12/20/2004.........................  $   737,276       1.9%
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         AUSTRIA                                    737,276       1.9
------------------------------------------------------------------------------------------------------------------------
FINLAND          FOREIGN GOVERNMENT  E     1,177,315     Finnish Government Bond, 7.25% due
                 OBLIGATIONS                               4/18/2006..........................    1,233,514       3.1
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         FINLAND                                  1,233,514       3.1
------------------------------------------------------------------------------------------------------------------------
FRANCE           FOREIGN GOVERNMENT        1,900,000     Caisse D'Amort Dette Societe, 4% due
                 OBLIGATIONS                               10/12/2000.........................    1,815,648       4.6
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS        1,295,816     France Telecom, 5.75% due
                                                           4/25/2007..........................    1,225,289       3.1
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         FRANCE                                   3,040,937       7.7
------------------------------------------------------------------------------------------------------------------------
GERMANY          FOREIGN GOVERNMENT                      Bundesrepublic Deutschland:
                 OBLIGATIONS                 650,000     4.75% due 7/04/2028..................      555,690       1.4
                                           2,090,000     6.25% due 1/04/2030..................    2,231,672       5.6
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         GERMANY                                  2,787,362       7.0
------------------------------------------------------------------------------------------------------------------------
ITALY            FOREIGN GOVERNMENT        1,641,977     Buoni Poliennali Del Tesoro, 10% due
                 OBLIGATIONS                               8/01/2003..........................    1,782,138       4.5
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         ITALY                                    1,782,138       4.5
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      FOREIGN GOVERNMENT        1,230,000     Netherlands Government Bond, 5.25%
                 OBLIGATIONS                               due 7/15/2008......................    1,171,710       3.0
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                         NETHERLANDS                              1,171,710       3.0
------------------------------------------------------------------------------------------------------------------------
NORWAY           FOREIGN GOVERNMENT  NOK  16,000,000     Norwegian Government, 5.50% due
                 OBLIGATIONS                               5/15/2009..........................    1,785,373       4.5
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         NORWAY                                   1,785,373       4.5
------------------------------------------------------------------------------------------------------------------------
SPAIN            FOREIGN GOVERNMENT  E     1,000,000     Bonos y Obligation Del Estado, 5.25%
                 OBLIGATIONS                               due 1/31/2003......................      960,160       2.4
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN
                                                         SPAIN                                      960,160       2.4
------------------------------------------------------------------------------------------------------------------------
UNITED           FOREIGN GOVERNMENT                      United Kingdom Gilt:
KINGDOM          OBLIGATIONS         L     1,000,000     6.75% due 11/26/2004.................    1,576,189       4.0
                                           1,250,000     7.50% due 12/07/2006.................    2,086,576       5.3
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL FIXED-INCOME INVESTMENTS IN THE
                                                         UNITED KINGDOM                           3,662,765       9.3
------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN WESTERN EUROPE
                                                         (COST--$18,584,826)                     17,161,235      43.4
------------------------------------------------------------------------------------------------------------------------

Y=yen
E=euro
L=pound sterling

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

   SHORT-TERM                             FACE                                                                PERCENT OF
   SECURITIES                            AMOUNT                          ISSUE                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                           US$   1,086,000     General Motors Acceptance Corp.,
PAPER++                                                    7.13% due 7/03/2000................  $ 1,085,570       2.7%
------------------------------------------------------------------------------------------------------------------------
FOREIGN                              A$    1,030,000     Australian Treasury Bill, 5.75% due
GOVERNMENT                                                 8/03/2000..........................      615,659       1.6
OBLIGATIONS++
                                     C$      910,000     Ontario Treasury Bill, 5.437% due
                                                           7/06/2000..........................      613,588       1.5
                                                                                                -----------     -----
                                                                                                  1,229,247       3.1
------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN SHORT-TERM
                                                         SECURITIES (COST--$2,309,988)            2,314,817       5.8
------------------------------------------------------------------------------------------------------------------------
                                      NOMINAL VALUE
OPTIONS                                COVERED BY
PURCHASED                                OPTIONS
------------------------------------------------------------------------------------------------------------------------
                 CURRENCY PUT              1,700,000     Japanese Yen, expiring July 2000 at Y
                 OPTIONS PURCHASED                         108................................        4,250       0.0
                 ------------------------------------------------------------------------------------------------------
                                                         TOTAL OPTIONS PURCHASED
                                                         (COST--$4,760)                               4,250       0.0
------------------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS
                                                         (COST--$39,174,850)..................   37,656,226      95.1
                                                         UNREALIZED DEPRECIATION ON FORWARD
                                                           FOREIGN EXCHANGE CONTRACTS--
                                                           NET+++.............................      (20,301)     (0.1)
                                                         OTHER ASSETS LESS LIABILITIES........    1,958,196       5.0
                                                                                                -----------     -----
                                                         NET ASSETS...........................  $39,594,121     100.0%
                                                                                                ===========     =====
------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
++ Commercial Paper and certain Foreign Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
+++ Forward foreign exchange contracts as of June 30, 2000 were as follows:
Y=yen
E=euro
L=pound sterling
--------------------------------------------------------------------------------

---------------------------------------------------
                                       UNREALIZED
FOREIGN                               APPRECIATION
CURRENCY PURCHASED  EXPIRATION DATE  (DEPRECIATION)
---------------------------------------------------
E   3,038,524          July 2000        $ 50,485
Y 291,221,901          July 2000         (28,993)
---------------------------------------------------
TOTAL (US$ COMMITMENT--$5,652,983)        21,492
                                        --------
---------------------------------------------------

Y=yen
E=euro
L=pound sterling

FOREIGN
CURRENCY SOLD
---------------------------------------------------
A$  1,011,821          July 2000         (13,579)
E   3,551,105          July 2000         (52,491)
L     319,506          July 2000          (1,208)
Y 548,146,076
                       July 2000          25,485
---------------------------------------------------
TOTAL (US$ COMMITMENT--$9,641,272)       (41,793)
                                        --------
---------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD
FOREIGN EXCHANGE CONTRACTS--NET         $(20,301)
                                        ========
---------------------------------------------------

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
(b) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
Y=yen
E=euro
L=pound sterling
See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$39,170,090)........                   $37,651,976
Options purchased, at value (cost--$4,760)..................                         4,250
Foreign cash................................................                       906,015
Cash........................................................                           140
Receivables:
  Securities sold...........................................  $3,849,677
  Interest..................................................     637,866
  Forward foreign exchange contracts........................         909         4,488,452
                                                              ----------
Prepaid expenses............................................                         3,366
                                                                               -----------
Total assets................................................                    43,054,199
                                                                               -----------
------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts.................................................                        20,301
Payables:
  Securities purchased......................................   3,386,151
  Capital shares redeemed...................................      20,997
  Investment adviser........................................      18,287
  Forward foreign exchange contracts........................         326         3,425,761
                                                              ----------
Accrued expenses............................................                        14,016
                                                                               -----------
Total liabilities...........................................                     3,460,078
                                                                               -----------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $39,594,121
                                                                               ===========
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                   $   475,669
Paid-in capital in excess of par............................                    46,698,077
Accumulated distributions in excess of investment
  income--net...............................................                      (572,874)
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................                    (5,479,923)
Unrealized depreciation on investments and foreign currency
  transactions--net.........................................                    (1,526,828)
                                                                               -----------
NET ASSETS..................................................                   $39,594,121
                                                                               ===========
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $39,594,121 and 4,756,689
  shares outstanding........................................                   $      8.32
                                                                               ===========
------------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned (net of $4,396 foreign
  withholding tax)..........................................                    $ 1,183,675
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   126,629
Custodian fees..............................................       13,927
Accounting services.........................................        5,752
Professional fees...........................................        5,678
Transfer agent fees.........................................        2,580
Printing and shareholder reports............................        1,926
Directors' fees and expenses................................          475
Pricing services............................................          325
Other.......................................................          965
                                                              -----------
Total expenses..............................................                        158,257
                                                                                -----------
Investment income--net......................................                      1,025,418
                                                                                -----------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized loss from:
  Investments--net..........................................     (628,682)
  Foreign currency transactions--net........................   (1,559,499)       (2,188,181)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................      407,342
  Foreign currency transactions--net........................      245,650           652,992
                                                              -----------       -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                    $  (509,771)
                                                                                ===========
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE SIX               FOR THE
                                                                  MONTHS ENDED            YEAR ENDED
                  DECREASE IN NET ASSETS:                        JUNE 30, 2000         DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $ 1,025,418            $  2,926,605
Realized loss on investments and foreign currency
  transactions--net.........................................       (2,188,181)             (3,229,165)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........          652,992              (4,765,058)
                                                                  -----------            ------------
Net decrease in net assets resulting from operations........         (509,771)             (5,067,618)
                                                                  -----------            ------------
--------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................         (870,921)             (1,506,947)
In excess of investment income-net:
  Class A...................................................               --                (221,514)
Return of capital--net:
  Class A...................................................               --              (1,501,179)
                                                                  -----------            ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................         (870,921)             (3,229,640)
                                                                  -----------            ------------
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................       (5,423,775)            (14,720,434)
                                                                  -----------            ------------
--------------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................       (6,804,467)            (23,017,692)
Beginning of period.........................................       46,398,588              69,416,280
                                                                  -----------            ------------
End of period...............................................      $39,594,121            $ 46,398,588
                                                                  ===========            ============
--------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                 CLASS A+
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN       -----------------------------------------------------------
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL       FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
STATEMENTS.                                             MONTHS ENDED    -------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 2000    1999        1998        1997        1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................       $  8.58      $  9.90     $  9.32     $  9.76     $  9.79
                                                           -------      -------     -------     -------     -------
Investment income--net..............................           .20          .48         .55         .56         .78
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............          (.29)       (1.27)        .58        (.40)       (.03)
                                                           -------      -------     -------     -------     -------
Total from investment operations....................          (.09)        (.79)       1.13         .16         .75
                                                           -------      -------     -------     -------     -------
Less dividends:
  Investment income--net............................          (.17)        (.25)       (.47)       (.29)       (.78)
  In excess of investment income--net...............            --         (.04)       (.08)       (.03)         --
  Return of capital--net............................            --         (.24)         --        (.28)         --
                                                           -------      -------     -------     -------     -------
Total dividends.....................................          (.17)        (.53)       (.55)       (.60)       (.78)
                                                           -------      -------     -------     -------     -------
Net asset value, end of period......................       $  8.32      $  8.58     $  9.90     $  9.32     $  9.76
                                                           =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................         (.99%)++    (8.18%)     12.62%       1.95%       8.02%
                                                           =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................          .75%*        .77%        .75%        .73%        .69%
                                                           =======      =======     =======     =======     =======
Investment income--net..............................         4.88%*       5.21%       5.72%       6.11%       7.95%
                                                           =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............       $39,594      $46,399     $69,416     $76,107     $93,790
                                                           =======      =======     =======     =======     =======
Portfolio turnover..................................       142.33%      136.25%     127.93%     568.76%     267.13%
                                                           =======      =======     =======     =======     =======
-------------------------------------------------------------------------------------------------------------------

* Annualized.
**Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL BOND FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Bond Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase of decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an

--------------------------------------------------------------------------------

amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions and post-October losses. A portion of the net investment income dividend paid by the Fund for the year ended December 31, 1999 is characterized as a return of capital.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, $113 for providing security price quotations to compute the net asset value of the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $53,028,039 and $58,267,970, respectively.

--------------------------------------------------------------------------------

  Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

-------------------------------------------------------------------
                                           Realized     Unrealized
                                             Gains         Gains
                                           (Losses)      (Losses)
-------------------------------------------------------------------
Long-term investments...................  $  (628,682)  $(1,518,114)
Foreign currency options purchased......      (80,482)         (510)
Forward foreign exchange contracts......      110,464       (20,301)
Foreign currency transactions...........   (1,589,481)       12,097
                                          -----------   -----------
Total...................................  $(2,188,181)  $(1,526,828)
                                          ===========   ===========
-------------------------------------------------------------------

  At June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $1,518,114, of which $479,403 related to appreciated securities and $1,997,517 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $39,170,090.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months Ended                 Dollar
June 30, 2000                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     6,511    $    54,899
Shares issued to shareholders in
 reinvestment of dividends..............   104,984        870,921
                                          --------    -----------
Total issued............................   111,495        925,820
Shares redeemed.........................  (761,831)    (6,349,595)
                                          --------    -----------
Net decrease............................  (650,336)   $(5,423,775)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     133,201    $  1,253,560
Shares issued to shareholders in
 reinvestment of dividends...........     353,252       3,229,640
                                       ----------    ------------
Total issued.........................     486,453       4,483,200
Shares redeemed......................  (2,089,518)    (19,203,634)
                                       ----------    ------------
Net decrease.........................  (1,603,065)   $(14,720,434)
                                       ==========    ============
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell foreign currency with an approximate value of $232,000.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $2,553,000, of which $1,603,000 expires in 2005 and $950,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

On July 3, 2000, the Company's Board of Directors declared an ordinary income dividend in the amount of $.031453 per Class A Share payable on July 3, 2000 to shareholders of record as of July 3, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Economic slowing has finally arrived in the United States. As a result, significant increases in inflation and interest rates appear less likely, which is usually good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

  Investor sentiment changed significantly during the first half of 2000. In general, concerns centered on economic growth being too strong. A recent inflection could indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

  During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999. This transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

  In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain, increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

  Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are continued heavy investments in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.

PORTFOLIO MATTERS

  For the six-month period ended June 30, 2000, Global Growth Focus Fund's Class A Shares had a total return of -1.19%, as compared to -2.56% (in US dollars) for the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index. For the 12 months ended June 30, 2000, Global Growth Focus Fund's Class A Shares returned +29.64% and the MSCI World Stock Index returned +12.19% (in US dollars). For the six months ended June 30, 2000, the actively managed portfolios in the Lipper Analytical Services Global Funds Average returned -1.20%.

  The primary reason for the Fund's comparative investment performance is our continued focus on the investment strategy that we implemented early in the September 1999 quarter. During the third calendar quarter of 1999, we shifted company investments in banking and financial, financial services, insurance, health care, food and household product industries into technology organizations where the focus was providing systems for the new Internet communication infrastructure.

  We have continued to focus the company investments on the leading technology organizations in the communications systems and components areas, such as Cisco Systems, Inc., Nortel Networks Corporation, Texas Instruments Incorporated, STMicroelectronics NV, JDS Uniphase Corporation and Nokia Oyj. Secondarily, we have emphasized company investments in large global energy and oil service organizations, such as Enron Corp. and Schlumberger Limited. Also, we continued to invest positive cash inflows during the months of April and May 2000 as the overall declines took place in the global stock markets.

IN CONCLUSION

  We appreciate your investment in Global Growth Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to

--------------------------------------------------------------------------------

sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Lawrence R. Fuller
Lawrence R. Fuller
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +29.64%
--------------------------------------------------------------------------------
Inception (6/05/98) to 6/30/00                                            +20.98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                  6 MONTH         12 MONTH
                                                                TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------------------
Class A Shares                                                     -1.19%          +29.64%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000                      (IN US DOLLARS)
--------------------------------------------------------------------------------

     NORTH                            SHARES                                                                   PERCENT OF
    AMERICA           INDUSTRY         HELD                       INVESTMENTS                      VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS        160,000    Nortel Networks Corporation.................  $ 11,089,964       4.1%
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE               28,328    +AT&T Canada Inc............................       936,594       0.4
                 COMMUNICATIONS
                                       100,000    +Rogers Communications, Inc. 'B'............     2,831,207       1.0
                                                                                                ------------     -----
                                                                                                   3,767,801       1.4
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN CANADA                     14,857,765       5.5
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES    ADVERTISING            11,863    The Interpublic Group of Companies, Inc. ...       510,109       0.2
                 ------------------------------------------------------------------------------------------------------
                 BIOTECHNOLOGY           5,000    +Affymetrix, Inc. ..........................       825,312       0.3
                                        73,000    +Immunex Corporation........................     3,608,937       1.3
                                                                                                ------------     -----
                                                                                                   4,434,249       1.6
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING           10,056    +AMFM Inc. .................................       693,864       0.2
                                        13,150    +Infinity Broadcasting Corporation (Class
                                                    A)........................................       479,153       0.2
                                                                                                ------------     -----
                                                                                                   1,173,017       0.4
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING--RADIO     8,665    +Viacom, Inc. (Class B).....................       590,845       0.2
                 & TELEVISION
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS         57,643    +3Com Corporation...........................     3,318,075       1.2
                 EQUIPMENT             210,200    +Cisco Systems, Inc. .......................    13,360,837       5.0
                                        46,000    +JDS Uniphase Corporation...................     5,511,375       2.0
                                                                                                ------------     -----
                                                                                                  22,190,287       8.2
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS              84,000    +EMC Corporation............................     6,462,750       2.4
                                       100,000    +Sun Microsystems, Inc. ....................     9,093,750       3.4
                                                                                                ------------     -----
                                                                                                  15,556,500       5.8
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL            115,000    General Electric Company....................     6,095,000       2.3
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS            24,000    +Broadcom Corporation (Class A).............     5,254,500       2.0
                                        24,000    +LSI Logic Corporation......................     1,299,000       0.5
                                        40,000    Texas Instruments Incorporated..............     2,747,500       1.0
                                        21,000    +Xilinx, Inc. ..............................     1,733,813       0.6
                                                                                                ------------     -----
                                                                                                  11,034,813       4.1
                 ------------------------------------------------------------------------------------------------------
                 ENERGY                 21,968    El Paso Energy Corporation..................     1,118,995       0.4
                                        68,685    Enron Corp. ................................     4,430,182       1.6
                                                                                                ------------     -----
                                                                                                   5,549,177       2.0
                 ------------------------------------------------------------------------------------------------------
                 ENTERTAINMENT          19,816    The Walt Disney Company.....................       769,109       0.3
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES     52,016    T. Rowe Price Associates, Inc. .............     2,210,680       0.8
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION            45,000    +America Online, Inc. ......................     2,373,750       0.9
                 PROCESSING            132,000    +Exodus Communications, Inc. ...............     6,080,250       2.3
                                        11,000    +Palm, Inc. ................................       367,125       0.1
                                                                                                ------------     -----
                                                                                                   8,821,125       3.3
                 ------------------------------------------------------------------------------------------------------
                 OIL SERVICES           64,497    Baker Hughes Incorporated...................     2,063,904       0.8
                                         2,725    Diamond Offshore Drilling, Inc. ............        95,716       0.0
                                        24,000    Halliburton Company.........................     1,132,500       0.4
                                        51,555    Schlumberger Limited........................     3,847,292       1.4
                                                                                                ------------     -----
                                                                                                   7,139,412       2.6
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS        15,000    Merck & Co., Inc. ..........................     1,149,375       0.4
                                        45,486    Pfizer Inc. ................................     2,183,328       0.8
                                                                                                ------------     -----
                                                                                                   3,332,703       1.2
                 ------------------------------------------------------------------------------------------------------
                 RESTAURANTS            14,273    McDonald's Corporation......................       470,117       0.2
                 ------------------------------------------------------------------------------------------------------
                 RETAIL                 44,000    +Amazon.com, Inc. ..........................     1,597,750       0.6
                                        42,000    +eBay Inc. .................................     2,278,500       0.8
                                                                                                ------------     -----
                                                                                                   3,876,250       1.4
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

     NORTH
    AMERICA                           SHARES                                                                   PERCENT OF
  (CONCLUDED)         INDUSTRY         HELD                       INVESTMENTS                      VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
UNITED STATES    SEMICONDUCTORS         42,000    +Applied Materials, Inc. ...................  $  3,806,250       1.4%
(CONCLUDED)
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--COMPUTER    152,000    +BEA Systems, Inc. .........................     7,505,000       2.8
                                        84,000    +Commerce One, Inc. ........................     3,827,250       1.4
                                        10,000    +Rational Software Corporation..............       928,750       0.3
                                                                                                ------------     -----
                                                                                                  12,261,000       4.5
                 ------------------------------------------------------------------------------------------------------
                 SPECIALTY              13,000    +Staples, Inc. .............................       199,875       0.1
                 RETAILING
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS                2,198    +Sprint Corp. (PCS Group)...................       130,781       0.1
                 COMMUNICATIONS         25,000    +Western Wireless Corporation (Class A).....     1,360,937       0.5
                                                                                                ------------     -----
                                                                                                   1,491,718       0.6
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE               27,312    AT&T Corp. .................................       863,742       0.3
                 COMMUNICATIONS          3,100    +Infonet Services Corporation (Class B).....        37,006       0.0
                                        64,000    +NorthPoint Communications Group, Inc. .....       712,000       0.3
                                        78,420    +WorldCom, Inc. ............................     3,597,517       1.3
                                                                                                ------------     -----
                                                                                                   5,210,265       1.9
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE UNITED STATES         116,722,501      43.1
-------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN NORTH AMERICA
                                                  (COST--$111,850,637)                           131,580,266      48.6
-------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN
-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        WIRELESS              275,000    +Cable & Wireless Optus Limited.............       822,248       0.3
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN AUSTRALIA                     822,248       0.3
-------------------------------------------------------------------------------------------------------------------------
CHINA            INFORMATION            40,000    +China.Com Corporation 'A'..................       815,000       0.3
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN CHINA                         815,000       0.3
-------------------------------------------------------------------------------------------------------------------------
JAPAN            AUTOMOBILES             2,000    Honda Motor Co., Ltd. ......................        68,239       0.0
                                        60,000    Toyota Motor Corporation....................     2,739,001       1.0
                                                                                                ------------     -----
                                                                                                   2,807,240       1.0
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS              75,000    Fujitsu Limited.............................     2,601,484       1.0
                 ------------------------------------------------------------------------------------------------------
                 LEISURE                28,600    Sony Corporation............................     2,676,055       1.0
                 ------------------------------------------------------------------------------------------------------
                 PHOTOGRAPHY             1,000    Fuji Photo Film.............................        41,019       0.0
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES          67,000    Ito-Yokado Co., Ltd. .......................     4,040,074       1.5
                 ------------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS          4,000    Tokyo Electron Limited......................       548,934       0.2
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORT SERVICES        500    East Japan Railway Company..................     2,911,016       1.1
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS                  290    NTT Mobile Communications
                 COMMUNICATIONS                   Network, Inc. ..............................     7,866,358       2.9
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE                  280    Nippon Telegraph & Telephone
                 COMMUNICATIONS                   Corporation (NTT)...........................     3,731,393       1.4
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN JAPAN                      27,223,573      10.1
-------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                  (COST--$29,723,948)                             28,860,821      10.7
-------------------------------------------------------------------------------------------------------------------------
    WESTERN
     EUROPE
-------------------------------------------------------------------------------------------------------------------------
DENMARK          WIRELINE               20,880    Tele Danmark A/S............................     1,411,246       0.5
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN DENMARK                     1,411,246       0.5
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                           SHARES                                                                   PERCENT OF
  (CONTINUED)         INDUSTRY         HELD                       INVESTMENTS                      VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS        200,160    Nokia Oyj...................................  $ 10,255,632       3.8%
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS               14,000    Sonera Oyj..................................       640,824       0.2
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN FINLAND                    10,896,456       4.0
-------------------------------------------------------------------------------------------------------------------------
FRANCE           BANKING &               8,900    Credit Lyonnais.............................       424,871       0.1
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING &         25,740    Societe Television Francaise 1..............     1,801,229       0.7
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS              21,717    Aventis SA..................................     1,563,426       0.6
                 ------------------------------------------------------------------------------------------------------
                 COSMETICS                 130    +L'Oreal SA.................................       113,029       0.0
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL             20,000    Alstom......................................       542,759       0.2
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS           111,000    STMicroelectronics NV.......................     7,022,704       2.6
                 ------------------------------------------------------------------------------------------------------
                 FOOD                    2,296    Groupe Danone...............................       305,931       0.1
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               2,946    Axa.........................................       465,966       0.2
                 ------------------------------------------------------------------------------------------------------
                 OIL/INTEGRATED--       15,000    Total Fina SA 'B'...........................     2,309,267       0.8
                 INTERNATIONAL
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS         3,060    Aventis SA..................................       224,252       0.1
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES           6,648    Carrefour SA................................       456,291       0.2
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN FRANCE                     15,229,725       5.6
-------------------------------------------------------------------------------------------------------------------------
GERMANY          AUTOMOBILES            17,529    DaimlerChrysler AG..........................       923,341       0.3
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS               7,187    BASF AG.....................................       292,458       0.1
                                        17,155    Bayer AG....................................       670,947       0.3
                                         1,588    Celanese AG.................................        30,902       0.0
                                                                                                ------------     -----
                                                                                                     994,307       0.4
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS            26,000    Siemens AG..................................     3,925,467       1.5
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               1,646    Allianz AG (Registered Shares)..............       599,585       0.2
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES          55,000    Metro AG....................................     1,940,206       0.7
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE--COMPUTER      2,800    +Brokat Infosystems AG......................       218,753       0.1
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN GERMANY                     8,601,659       3.2
-------------------------------------------------------------------------------------------------------------------------
ITALY            BANKING &             120,000    +Banca di Roma SpA..........................       147,931       0.1
                 FINANCIAL              54,750    Unicredito Italiano SpA.....................       262,942       0.1
                                                                                                ------------     -----
                                                                                                     410,873       0.2
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               7,500    Assicurazioni Generali......................       258,103       0.1
                                       228,725    Istituto Nazionale delle Assicurazioni (INA)
                                                    SpA.......................................       565,680       0.2
                                                                                                ------------     -----
                                                                                                     823,783       0.3
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN ITALY                       1,234,656       0.5
-------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      CHEMICALS              18,000    Akzo Nobel NV...............................       767,839       0.3
                                        36,000    DSM NV......................................     1,159,523       0.4
                                                                                                ------------     -----
                                                                                                   1,927,362       0.7
                 ------------------------------------------------------------------------------------------------------
                 ENERGY                 55,000    Royal Dutch Petroleum Company...............     3,432,267       1.3
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE               8,784    Aegon NV....................................       313,826       0.1
                                        16,282    ING Groep NV................................     1,105,041       0.4
                                                                                                ------------     -----
                                                                                                   1,418,867       0.5
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

    WESTERN
     EUROPE                           SHARES                                                                   PERCENT OF
  (CONCLUDED)         INDUSTRY         HELD                       INVESTMENTS                      VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      LEISURE                31,584    Koninklijke (Royal) Philips
(CONCLUDED)                                       Electronics NV..............................  $  1,495,655       0.6%
                 ------------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS         75,000    +ASM Lithography Holding NV.................     3,236,713       1.2
                                        21,000    +ASM Lithography Holding NV (ADR)(a)........       925,313       0.3
                                                                                                ------------     -----
                                                                                                   4,162,026       1.5
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE               33,195    +Equant.....................................     1,354,290       0.5
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE NETHERLANDS            13,790,467       5.1
-------------------------------------------------------------------------------------------------------------------------
PORTUGAL         WIRELINE               93,500    Portugal Telecom SA (Registered Shares).....     1,054,038       0.4
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN PORTUGAL                    1,054,038       0.4
-------------------------------------------------------------------------------------------------------------------------
SPAIN            BANKING &              16,929    +Banco Bilbao Vizcaya, SA...................       253,970       0.1
                 FINANCIAL
                                        55,530    Banco Santander Central Hispano, SA.........       588,203       0.2
                                                                                                ------------     -----
                                                                                                     842,173       0.3
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION           132,000    Telefonica Publicidad e
                 PROCESSING                       Informacion, SA.............................     1,251,433       0.5
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SPAIN                       2,093,606       0.8
-------------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMUNICATIONS        183,060    Telefonaktiebolaget LM Ericsson AB 'B'......     3,641,999       1.3
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SWEDEN                      3,641,999       1.3
-------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      FOOD                      300    Nestle SA (Registered Shares)...............       602,361       0.2
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS           520    Novartis AG (Registered Shares).............       826,321       0.3
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SWITZERLAND                 1,428,682       0.5
-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   BANKING &              20,655    HSBC Holdings PLC...........................       236,242       0.1
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                 ENERGY                400,000    BP Amoco PLC................................     3,839,250       1.4
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS     18,892    Unilever PLC................................       114,402       0.0
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS         8,500    AstraZeneca Group PLC.......................       396,982       0.1
                                        23,550    Glaxo Wellcome PLC..........................       687,021       0.3
                                        43,776    SmithKline Beecham PLC......................       573,257       0.2
                                                                                                ------------     -----
                                                                                                   1,657,260       0.6
                 ------------------------------------------------------------------------------------------------------
                 PUBLISHING             20,000    EMAP PLC....................................       321,855       0.2
                                        11,160    Pearson PLC.................................       354,798       0.1
                                                                                                ------------     -----
                                                                                                     676,653       0.3
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS            1,813,433    Vodafone AirTouch PLC.......................     7,330,101       2.7
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                 WIRELINE              185,071    +COLT Telecom Group PLC.....................     6,163,938       2.3
                 COMMUNICATIONS         81,000    +Energis PLC................................     3,038,670       1.1
                                                                                                ------------     -----
                                                                                                   9,202,608       3.4
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN THE UNITED KINGDOM         23,056,516       8.5
-------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN WESTERN EUROPE
                                                  (COST--$70,529,008)                             82,439,050      30.4
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

            SHORT-TERM                 FACE                                                                    PERCENT OF
            SECURITIES                AMOUNT                         ISSUE                         VALUE       NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                      $ 8,511,000       General Motors Acceptance Corp., 7.13% due
PAPER*                                              7/03/2000.................................  $  8,505,943       3.1%
                                     10,000,000   Goldman Sachs Group, Inc., 6.75% due
                                                    7/06/2000.................................     9,988,750       3.7
                                                                                                ------------     -----
                                                                                                  18,494,693       6.8
-------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                     Federal Home Loan Mortgage Corporation:
AGENCY OBLIGATIONS*
                                     3,180,000    6.48% due 7/14/2000.........................     3,171,986       1.2
                                   6,030,000      6.46% due 7/18/2000.........................     6,010,523       2.2
                                                                                                ------------     -----
                                                                                                   9,182,509       3.4
-------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                  (COST--$27,677,202).........................    27,677,202      10.2
-------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS (COST--$239,780,795)......   270,557,339      99.9
                                                  OTHER ASSETS LESS LIABILITIES...............       249,425       0.1
                                                                                                ------------     -----
                                                  NET ASSETS..................................  $270,806,764     100.0%
                                                                                                ============     =====
-------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

(a) American Depositary Receipts (ADR).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$239,780,795).......               $270,557,339
Cash........................................................                    111,300
Receivables:
  Capital shares sold.......................................  $  529,170
  Securities sold...........................................     388,951
  Dividends.................................................     129,702      1,047,823
                                                              ----------
Prepaid expenses and other assets...........................                  1,156,349
                                                                           ------------
Total assets................................................                272,872,811
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian bank............................................   1,107,461
  Securities purchased......................................     628,484
  Investment adviser........................................     155,114
  Capital shares redeemed...................................     105,791      1,996,850
                                                              ----------
Accrued expenses and other liabilities......................                     69,197
                                                                           ------------
Total liabilities...........................................                  2,066,047
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $270,806,764
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  1,862,681
Paid-in capital in excess of par............................                229,931,078
Undistributed investment income--net........................                    173,633
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  8,058,592
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 30,780,780
                                                                           ------------
NET ASSETS..................................................               $270,806,764
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $270,806,764 and 18,626,806
  shares outstanding........................................               $      14.54
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                 $    592,995
Dividends (net of $69,098 foreign withholding tax)..........                      589,068
                                                                             ------------
Total income................................................                    1,182,063
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    896,636
Custodian fees..............................................        38,897
Accounting services.........................................        20,074
Registration fees...........................................        19,797
Professional fees...........................................        13,343
Printing and shareholder reports............................         9,276
Transfer agent fees.........................................         2,007
Directors' fees and expenses................................         1,753
Pricing services............................................           927
Other.......................................................         1,618
                                                              ------------
Total expenses..............................................                    1,004,328
                                                                             ------------
Investment income--net......................................                      177,735
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................     8,151,397
  Foreign currency transactions--net........................       (57,092)     8,094,305
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (16,043,032)
  Foreign currency transactions--net........................         7,743    (16,035,289)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (7,763,249)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 2000    DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $    177,735       $  1,268,598
Realized gain on investments and foreign currency
  transactions--net.........................................       8,094,305          2,090,153
Change in unrealized appreciation on investments and foreign
  currency transactions--net................................     (16,035,289)        45,178,580
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................      (7,763,249)        48,537,331
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................          (4,102)        (1,171,390)
Realized gain on investments--net:
  Class A...................................................      (1,153,439)        (1,105,991)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (1,157,541)        (2,277,381)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      99,319,780        114,490,492
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      90,398,990        160,750,442
Beginning of period.........................................     180,407,774         19,657,332
                                                                ------------       ------------
End of period*..............................................    $270,806,764       $180,407,774
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $    173,633       $         --
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    CLASS A++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN           ----------------------------------------------------------
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL           FOR THE SIX          FOR THE            FOR THE PERIOD
STATEMENTS.                                                 MONTHS ENDED        YEAR ENDED           JUNE 5, 1998+
INCREASE (DECREASE) IN NET ASSET VALUE:                     JUNE 30, 2000    DECEMBER 31, 1999    TO DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................    $  14.78           $  10.82               $ 10.00
                                                              --------           --------               -------
Investment income--net....................................         .01                .11                   .03
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net......................        (.18)              4.06                   .79
                                                              --------           --------               -------
Total from investment operations..........................        (.17)              4.17                   .82
                                                              --------           --------               -------
Less dividends and distributions:
  Investment income--net..................................          --++++           (.12)                   --
  Realized gain on investments--net.......................        (.07)              (.09)                   --
                                                              --------           --------               -------
Total dividends and distributions.........................        (.07)              (.21)                   --
                                                              --------           --------               -------
Net asset value, end of period............................    $  14.54           $  14.78               $ 10.82
                                                              ========           ========               =======
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................      (1.19%)++          38.69%                 8.20%++
                                                              ========           ========               =======
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................        .84%*              .87%                 1.03%*
                                                              ========           ========               =======
Investment income--net....................................        .15%*              .97%                  .63%*
                                                              ========           ========               =======
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................    $270,807           $180,408               $19,657
                                                              ========           ========               =======
Portfolio turnover........................................      24.34%             99.09%                15.25%
                                                              ========           ========               =======
----------------------------------------------------------------------------------------------------------------------

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

   +Commencement of operations.

  ++Based on average shares outstanding.

   ++Aggregate total investment return.

  ++++Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL GROWTH FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Growth Focus Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an

--------------------------------------------------------------------------------

amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Custodian Bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $25,501 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's Distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $133,822,384 and $52,760,365, respectively.

--------------------------------------------------------------------------------

  Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)       Gains
---------------------------------------------------------------------
Long-term investments...............    $8,151,464      $30,776,544
Short-term investments..............           (67)              --
Foreign currency transactions.......       (57,092)           4,236
                                        ----------      -----------
Total...............................    $8,094,305      $30,780,780
                                        ==========      ===========
---------------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $30,776,544, of which $54,194,075 related to appreciated securities and $23,417,531 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $239,780,795.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A for the Six Months Ended                        Dollar
June 30, 2000                            Shares         Amount
-----------------------------------------------------------------
Shares sold...........................  6,765,461    $104,423,985
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................     69,522       1,157,541
                                        ---------    ------------
Total issued..........................  6,834,983     105,581,526
Shares redeemed.......................   (415,822)     (6,261,746)
                                        ---------    ------------
Net increase..........................  6,419,161    $ 99,319,780
                                        =========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A for the Year Ended                              Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  15,332,216    $170,032,328
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     159,398       2,277,381
                                       ----------    ------------
Total issued.........................  15,491,614     172,309,709
Shares redeemed......................  (5,100,726)    (57,819,217)
                                       ----------    ------------
Net increase.........................  10,390,888    $114,490,492
                                       ==========    ============
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 2000, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $113,000 and $394,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Economic slowing has finally arrived in the United States. As a result, significant increases in inflation and interest rates appear less likely, which is usually good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

  Investor sentiment changed significantly during the first half of 2000. In general, concerns centered on economic growth being too strong. A recent inflection could indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

  During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999. This transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

  In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain, increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

  Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are continued heavy investments in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.

PORTFOLIO MATTERS

  As of June 30, 2000, the Fund's asset allocation was: US stocks, 27% of net assets; foreign stocks, 48%; US bonds, 10%; foreign bonds, 10%; and cash reserves, 5%.

  We increased the Fund's position in US bonds from 3% of net assets to 10% during the first half of 2000. The majority of funds added to the position in US fixed-income securities was raised through the reduction of our 16% weighting in foreign bonds to 10%. The appeal of US bonds seemed enhanced in an environment of more aggressive tightening by the Federal Reserve Board and since there was evidence of beginning in the slowdown of US economic activity. However, we believe a significant decline in US interest rates will likely hinge on expectations that the Federal Reserve Board will actually reverse its restrictive monetary policy. Given this outlook, the average duration of the Fund's US bond holdings is currently maintained at a defensive average of 4.3 years.

  In the foreign bond sector, we partially reduced the Fund's position in Germany in favor of Sweden, given what we view as the latter market's superior total return potential. We maintained a commitment in the United Kingdom, and established a position in Canadian bonds in response to its favorable total return potential relative to the United States.

  Within the equity sector, we reduced the Fund's exposure to foreign issues from 54% of net assets to 48% during the first half of 2000, with most of the cutback taking place in June. At the same time, we expanded the Fund's commitment to US equities from 25% of net assets to 27%. The most significant reduction within the equity sector was in Japanese equities, which we believe are sensitive to the domestic economy. Equities of this type could be vulnerable to earning disappointments resulting from the sluggish pace of Japanese consumer spending. The remaining Japanese equity positions remain hedged back into US dollars since we expect the yen to weaken in coming months. We modestly increased the Fund's commitment to Europe. Overall, we continue to allocate substantial assets to "new economy" equities worldwide. Companies in technology-oriented areas such as telecommunications equipment, computers, and software and services should be relatively immune to an economic slowdown of modest proportions, in our view. Representation in old economy sectors was maintained on a selective basis in order to maintain diversification consistent with the Fund's objectives. Areas with significant repre-

--------------------------------------------------------------------------------

sentation included financial services, consumer staples and health care.

IN CONCLUSION

  We appreciate your investment in Global Strategy Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

[/s/ Thomas R. Robinson]
Thomas R. Robinson
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +15.26%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                  +12.03
--------------------------------------------------------------------------------
Inception (2/28/92) to 6/30/00                                            +10.23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                    -0.63%         +15.26%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
COUNTRY               INDUSTRY        HELD                          STOCKS                        VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        PRINTING &            60,900    The News Corporation Limited (Convertible
                 PUBLISHING                        Preferred) (ADR)*.........................  $  2,892,750       0.4%
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN AUSTRALIA                        2,892,750       0.4
------------------------------------------------------------------------------------------------------------------------
AUSTRIA          PAPER & FOREST        13,500    Mayr-Melnhof Karton AG......................       641,232       0.1
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN AUSTRIA                            641,232       0.1
------------------------------------------------------------------------------------------------------------------------
BRAZIL           OIL--INTEGRATED      103,200    Petroleo Brasileiro SA......................     3,030,785       0.5
                 ------------------------------------------------------------------------------------------------------
                 PAPER & FOREST        39,900    Aracruz Celulose SA (ADR)*..................       770,569       0.1
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS   136,500    Embratel Participacoes SA (ADR)*............     3,224,813       0.5
                                        1,615    Tele Norte Leste Participacoes SA (ADR)*....        38,154       0.0
                                                                                               ------------     -----
                                                                                                  3,262,967       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN BRAZIL                           7,064,321       1.1
------------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATION         96,728    Nortel Networks Corporation.................     6,601,686       1.0
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 MACHINERY             98,900    +ATS Automation Tooling Systems, Inc........     2,152,612       0.3
                 ------------------------------------------------------------------------------------------------------
                 MISCELLANEOUS        140,000    +ATI Technologies Inc.......................     1,181,076       0.1
                 MATERIALS &
                 COMMODITIES
                 ------------------------------------------------------------------------------------------------------
                 OIL & RELATED         46,000    Alberta Energy Company Ltd..................     1,856,516       0.3
                 ------------------------------------------------------------------------------------------------------
                 PAPER & FOREST        71,900    Domtar, Inc.................................       667,223       0.1
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS   138,100    BCE Inc.....................................     3,288,506       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN CANADA                          15,747,619       2.3
------------------------------------------------------------------------------------------------------------------------
CHINA            INTERNET CONTENT      27,600    +China.Com Corporation 'A'..................       562,350       0.1
                 ------------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED      121,600    +PetroChina Company Limited (ADR)*..........     2,546,000       0.4
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN CHINA                            3,108,350       0.5
------------------------------------------------------------------------------------------------------------------------
DENMARK          INDUSTRIAL--SERVICES    12,900  +ISS A/S....................................       986,264       0.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN DENMARK                            986,264       0.1
------------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATION         79,000    Nokia Oyj...................................     4,047,736       0.6
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED          106,500    Amer Group Ltd..............................     2,940,218       0.5
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             69,500    Sampo Insurance Company Ltd. 'A'............     2,831,465       0.4
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE              41,800    +Stonesoft Oyj..............................       665,153       0.1
                                       19,100    Tietoenator Oyj.............................       639,909       0.1
                                                                                               ------------     -----
                                                                                                  1,305,062       0.2
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN FINLAND                         11,124,481       1.7
------------------------------------------------------------------------------------------------------------------------
FRANCE           CHEMICALS             56,400    Aventis SA..................................     4,133,272       0.6
                 ------------------------------------------------------------------------------------------------------
                 CONSUMER--            12,500    Christian Dior SA...........................     2,845,844       0.4
                 MISCELLANEOUS
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL            57,000    Thomson CSF.................................     2,254,455       0.3
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS           59,800    +Thomson Multimedia.........................     3,886,586       0.6
                 ------------------------------------------------------------------------------------------------------
                 FOOD                  15,200    Groupe Danone...............................     2,025,330       0.3
                 ------------------------------------------------------------------------------------------------------
                 INFORMATION            9,150    Cap Gemini SA...............................     1,618,285       0.2
                 PROCESSING
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             27,800    Axa.........................................     4,397,098       0.7
                                       43,500    Scor........................................     1,901,896       0.3
                                                                                               ------------     -----
                                                                                                  6,298,994       1.0
                 ------------------------------------------------------------------------------------------------------
                 OIL & RELATED         29,200    Total Fina SA 'B'...........................     4,495,374       0.7
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
COUNTRY               INDUSTRY        HELD                          STOCKS                        VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
FRANCE           SEMICONDUCTOR         81,000    STMicroelectronics NV (NY Registered
(CONCLUDED)      CAPITAL EQUIPMENT                 Shares)...................................  $  5,199,188       0.8%
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS    32,800    France Telecom SA...........................     4,603,121       0.7
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--WATER      30,900    Vivendi.....................................     2,738,437       0.4
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN FRANCE                          40,098,886       6.0
------------------------------------------------------------------------------------------------------------------------
GERMANY          BANKING               54,000    Deutsche Bank AG (Registered Shares)........     4,472,444       0.7
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS             28,200    Henkel KGaA (Preferred).....................     1,635,467       0.2
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED           17,500    RWE AG......................................       590,498       0.1
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONIC            22,789    +Epcos AG...................................     2,302,519       0.3
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY        13,300    Veba AG.....................................       655,318       0.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN GERMANY                          9,656,246       1.4
------------------------------------------------------------------------------------------------------------------------
HONG KONG        ELECTRONICS            8,900    +Gemstar International Group Limited........       546,794       0.1
                 ------------------------------------------------------------------------------------------------------
                 MULTI-INDUSTRY       160,380    Hutchison Whampoa Limited...................     2,016,246       0.3
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN HONG KONG                        2,563,040       0.4
------------------------------------------------------------------------------------------------------------------------
IRELAND          BANKING              262,000    Bank of Ireland.............................     1,646,309       0.2
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN IRELAND                          1,646,309       0.2
------------------------------------------------------------------------------------------------------------------------
ITALY            AEROSPACE &        1,350,000    +Finmeccanica SpA...........................     1,863,518       0.3
                 DEFENSE
                 ------------------------------------------------------------------------------------------------------
                 OIL & RELATED        462,000    ENI SpA.....................................     2,679,383       0.4
                 ------------------------------------------------------------------------------------------------------
                 PRINTING &            94,250    Mondadori (Arnoldo) Editore SpA.............     2,159,318       0.3
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN ITALY                            6,702,219       1.0
------------------------------------------------------------------------------------------------------------------------
JAPAN            APPLIANCES            40,400    Sony Corporation (ADR)*.....................     3,810,225       0.6
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILE            39,000    Honda Motor Co., Ltd........................     1,330,655       0.2
                                       29,000    Toyota Motor Corporation....................     1,323,850       0.2
                                                                                               ------------     -----
                                                                                                  2,654,505       0.4
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS             52,000    Shin-Etsu Chemical Co., Ltd.................     2,644,109       0.4
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS            308,000    NEC Corporation.............................     9,693,682       1.4
                 ------------------------------------------------------------------------------------------------------
                 DISTRIBUTION           7,400    Softbank Corp...............................     1,007,136       0.2
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED           77,000    Olympus Optical Co., Ltd....................     1,383,460       0.2
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS          115,000    Fujitsu Limited.............................     3,988,942       0.6
                                      280,000    Hitachi Ltd.................................     4,048,958       0.6
                                       12,600    +Internet Initiative Japan Inc. (ADR)*......       744,975       0.1
                                        5,150    Keyence Corporation.........................     1,703,606       0.3
                                       25,000    Kyocera Corporation.........................     4,250,744       0.6
                                      107,000    Matsushita Electric Industrial Company,
                                                   Ltd.......................................     2,781,060       0.4
                                        4,000    Murata Manufacturing Co.,
                                                   Ltd.......................................       575,398       0.1
                                          243    Nippon Telegraph & Telephone Corporation
                                                   (NTT).....................................     3,238,316       0.5
                                       10,000    Rohm Company Ltd............................     2,929,918       0.4
                                       14,000    TDK Corporation.............................     2,016,540       0.3
                                                                                               ------------     -----
                                                                                                 26,278,457       3.9
                 ------------------------------------------------------------------------------------------------------
                 FINANCE              309,000    The Nikko Securities Co., Ltd...............     3,066,490       0.5
                                       25,800    Orix Corporation............................     3,816,171       0.6
                                                                                               ------------     -----
                                                                                                  6,882,661       1.1
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE            187,000    The Tokio Marine & Fire Insurance Co.
                                                   Ltd.......................................     2,163,300       0.3
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS       46,000    Takeda Chemical Industries, Ltd. ...........     3,025,944       0.5
                                       62,000    Yamanouchi Pharmaceutical Co., Ltd. ........     3,392,845       0.5
                                                                                               ------------     -----
                                                                                                  6,418,789       1.0
                 ------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
COUNTRY               INDUSTRY        HELD                          STOCKS                        VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
JAPAN            REAL ESTATE          311,000    Mitsubishi Estate Company, Limited..........  $  3,668,333       0.5%
(CONCLUDED)                           358,000    Mitsui Fudosan Co., Ltd. ...................     3,891,120       0.6
                                                                                               ------------     -----
                                                                                                  7,559,453       1.1
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS       180    +NTT Mobile Communications Network, Inc. ...     4,882,567       0.7
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORT SERVICES       507    East Japan Railway Company..................     2,951,770       0.4
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC   139,000   Tokyo Electric Power........................     3,396,012       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN JAPAN                           81,726,126      12.2
------------------------------------------------------------------------------------------------------------------------
MEXICO           BEVERAGES            109,900    Panamerican Beverages, Inc. 'A' (US
                                                   Registered Shares)........................     1,641,631       0.2
                 ------------------------------------------------------------------------------------------------------
                 CEMENT                42,700    Cemex SA de CV (ADR)*.......................       998,112       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS    70,300    Telefonos de Mexico SA (ADR)*...............     4,015,888       0.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN MEXICO                           6,655,631       1.0
------------------------------------------------------------------------------------------------------------------------
NETHERLANDS      BROADCASTING &        75,600    Wolters Kluwer NV 'A'.......................     2,021,917       0.3
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONIC            73,900    +ASM Lithography Holding NV.................     3,189,241       0.5
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS           88,032    Koninklijke (Royal) Philips Electronics NV
                                                   (NY Registered Shares)....................     4,181,520       0.6
                 ------------------------------------------------------------------------------------------------------
                 FOOD                 150,900    CSM NV......................................     2,979,846       0.4
                                      101,626    Koninklijke Ahold NV........................     3,003,418       0.5
                                                                                               ------------     -----
                                                                                                  5,983,264       0.9
                 ------------------------------------------------------------------------------------------------------
                 HUMAN RESOURCES       39,200    Vedior NV 'A'...............................       486,624       0.1
                 ------------------------------------------------------------------------------------------------------
                 PRINTING &            55,200    VNU NV......................................     2,862,686       0.4
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                 RETAIL STORES         47,800    Vendex KBB NV...............................       815,157       0.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN THE NETHERLANDS                 19,540,409       2.9
------------------------------------------------------------------------------------------------------------------------
NORWAY           CHEMICALS             42,000    Norsk Hydro ASA.............................     1,768,897       0.3
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE             197,800    +Merkantildata ASA..........................     1,020,506       0.1
                 ------------------------------------------------------------------------------------------------------
                 TRANSPORT SERVICES    33,900    Bergesen d.y. ASA 'B'.......................       652,404       0.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN NORWAY                           3,441,807       0.5
------------------------------------------------------------------------------------------------------------------------
SINGAPORE        AIRLINES             153,700    +Singapore Airlines Limited.................     1,520,110       0.2
                 ------------------------------------------------------------------------------------------------------
                 BANKING &             82,573    DBS Group Holdings Limited..................     1,060,220       0.1
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                 CONSTRUCTION         298,000    City Developments Limited...................     1,154,772       0.2
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONIC             7,800    +Flextronics International Ltd. ............       535,762       0.1
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN SINGAPORE                        4,270,864       0.6
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA      ELECTRONICS           10,600    Samsung Electronics.........................     3,507,903       0.5
                 ------------------------------------------------------------------------------------------------------
                 INTERNET CONTENT      15,400    +Daum Communications Corporation............     1,457,097       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS     3,600    SK Telecom Co., Ltd. .......................     1,178,449       0.2
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN SOUTH KOREA                      6,143,449       0.9
------------------------------------------------------------------------------------------------------------------------
SPAIN            BANKING              264,400    Banco Bilbao Vizcaya, SA....................     3,966,553       0.6
                 ------------------------------------------------------------------------------------------------------
                 PETROLEUM            134,400    Repsol-YPF, SA..............................     2,686,227       0.4
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS   203,400    +Telefonica SA..............................     4,387,033       0.7
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC  119,000    Endesa SA...................................     2,314,549       0.3
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN SPAIN                           13,354,362       2.0
------------------------------------------------------------------------------------------------------------------------
SWEDEN           APPLIANCES           149,700    Electrolux AB 'B'...........................     2,329,729       0.3
                 ------------------------------------------------------------------------------------------------------
                 AUTO--PARTS           58,100    Autoliv, Inc. ..............................     1,430,806       0.2
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
COUNTRY               INDUSTRY        HELD                          STOCKS                        VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMUNICATIONS       143,500    Telefonaktiebolaget LM Ericsson AB 'B'......  $  2,854,948       0.4%
(CONCLUDED)      EQUIPMENT             79,400    +Telia AB...................................       751,362       0.1
                                                                                               ------------     -----
                                                                                                  3,606,310       0.5
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED           16,400    Custos AB 'A'...............................       448,752       0.1
                                       51,500    Custos AB 'B'...............................     1,432,676       0.2
                                                                                               ------------     -----
                                                                                                  1,881,428       0.3
                 ------------------------------------------------------------------------------------------------------
                 INVESTMENT           415,982    Investment AB Bure..........................     3,130,180       0.5
                 MANAGEMENT
                 ------------------------------------------------------------------------------------------------------
                 REAL ESTATE           90,200    Castellum AB................................       976,970       0.2
                                      151,200    Fastighets AB Tornet........................     1,991,061       0.3
                                                                                               ------------     -----
                                                                                                  2,968,031       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN SWEDEN                          15,346,484       2.3
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND      BANKING               20,200    Credit Suisse Group (Registered Shares).....     4,031,056       0.6
                 ------------------------------------------------------------------------------------------------------
                 BANKING &             30,400    UBS AG (Registered).........................     4,468,114       0.7
                 FINANCIAL
                 ------------------------------------------------------------------------------------------------------
                 FOOD                   1,100    Nestle SA (Registered Shares)...............     2,208,659       0.3
                 ------------------------------------------------------------------------------------------------------
                 HUMAN RESOURCES        1,302    Adecco SA (Registered
                                                 Shares).....................................     1,109,755       0.2
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS          239    +Givaudan (Registered)......................        72,974       0.0
                                        1,000    Novartis AG (Registered Shares).............     1,589,078       0.2
                                          239    Roche Holding AG (Genuss)...................     2,334,002       0.3
                                                                                               ------------     -----
                                                                                                  3,996,054       0.5
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN SWITZERLAND                     15,813,638       2.3
------------------------------------------------------------------------------------------------------------------------
TAIWAN           SEMICONDUCTORS       195,840    +Taiwan Semiconductor Manufacturing
                                                   Company...................................       928,332       0.1
                 ------------------------------------------------------------------------------------------------------
                 TEXTILES              34,800    +Far Eastern Textile Ltd. (GDR)**...........       426,300       0.1
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN TAIWAN                           1,354,632       0.2
------------------------------------------------------------------------------------------------------------------------
UNITED           BANKING              151,000    Barclays PLC................................     3,755,880       0.6
KINGDOM                               215,300    HSBC Holdings PLC...........................     2,462,497       0.4
                                                                                               ------------     -----
                                                                                                  6,218,377       1.0
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES            559,186    Diageo PLC..................................     5,020,051       0.7
                 ------------------------------------------------------------------------------------------------------
                 BUILDING &           535,000    Hanson PLC..................................     3,782,403       0.6
                 CONSTRUCTION
                 ------------------------------------------------------------------------------------------------------
                 CABLE TELEVISION     296,300    +Telewest Communications PLC................     1,022,736       0.2
                 SERVICES
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS       264,000    +Marconi PLC................................     3,437,159       0.5
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES     33,800    Logica PLC..................................       800,296       0.1
                 ------------------------------------------------------------------------------------------------------
                 HARDWARE PRODUCTS    324,400    +Reckitt Benckiser PLC......................     3,634,208       0.5
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE--LIFE      783,000    +Old Mutual PLC.............................     1,721,770       0.3
                 ------------------------------------------------------------------------------------------------------
                 MANUFACTURING        975,000    Invensys PLC................................     3,660,610       0.5
                 ------------------------------------------------------------------------------------------------------
                 OIL & RELATED        382,000    BP Amoco PLC................................     3,666,484       0.5
                 ------------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED       84,250    Shell Transport & Trading Company (ADR)*....     4,207,234       0.6
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS       56,600    AstraZeneca Group PLC.......................     2,643,436       0.4
                                       67,900    +Glaxo Wellcome PLC.........................     1,980,837       0.3
                                      183,500    SmithKline Beecham PLC......................     2,402,976       0.4
                                                                                               ------------     -----
                                                                                                  7,027,249       1.1
                 ------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
COUNTRY               INDUSTRY        HELD                          STOCKS                        VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
UNITED           TELECOMMUNICATIONS   137,300    +Cable & Wireless PLC.......................  $  2,325,936       0.4%
KINGDOM                                41,500    +Energis PLC................................     1,556,849       0.2
(CONCLUDED)                         1,664,292    Vodafone AirTouch PLC.......................     6,727,256       1.0
                                                                                               ------------     -----
                                                                                                 10,610,041       1.6
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN THE
                                                 UNITED KINGDOM                                  54,808,618       8.2
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE             19,400    The Boeing Company..........................       811,162       0.1
                 ------------------------------------------------------------------------------------------------------
                 AEROSPACE &           34,302    United Technologies Corporation.............     2,019,530       0.3
                 DEFENSE
                 ------------------------------------------------------------------------------------------------------
                 APPAREL               19,600    The Gap, Inc. ..............................       612,500       0.1
                 ------------------------------------------------------------------------------------------------------
                 APPLICATION            8,780    +Siebel Systems, Inc. ......................     1,436,079       0.2
                 DEVELOPMENT
                 SOFTWARE
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOBILE             4,000    +General Motors
                                                 Corporation (Class H).......................       351,000       0.1
                 ------------------------------------------------------------------------------------------------------
                 BANKING               33,128    Bank of America Corporation.................     1,424,504       0.2
                                       78,330    The Bank of New York Company, Inc. .........     3,642,345       0.5
                                       23,575    The Chase Manhattan Corporation.............     1,085,923       0.2
                                       54,000    Citigroup Inc. .............................     3,253,500       0.5
                                       54,660    Wells Fargo Company.........................     2,118,075       0.3
                                                                                               ------------     -----
                                                                                                 11,524,347       1.7
                 ------------------------------------------------------------------------------------------------------
                 BEVERAGES             50,700    The Coca-Cola Company.......................     2,912,081       0.4
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING &        27,200    +TV Guide, Inc. (Class A)...................       931,600       0.1
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING/CABLE   148,700    +AT&T Corp.-Liberty Media Group (Class A)...     3,605,975       0.5
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING/MEDIA     4,000    +Univision Communications Inc. (Class A)....       414,000       0.1
                 ------------------------------------------------------------------------------------------------------
                 BUILDING PRODUCTS     11,000    +American Tower Corporation (Class A).......       458,562       0.1
                 ------------------------------------------------------------------------------------------------------
                 BUSINESS SERVICES     29,500    +Oracle Corporation.........................     2,478,000       0.4
                 ------------------------------------------------------------------------------------------------------
                 CABLE                 68,100    +Charter Communications, Inc. (Class A).....     1,119,394       0.2
                 ------------------------------------------------------------------------------------------------------
                 CAPITAL EQUIPMENT     19,070    +Agilent Technologies, Inc. ................     1,406,412       0.2
                                       50,000    Hewlett-Packard Company.....................     6,243,750       0.9
                                                                                               ------------     -----
                                                                                                  7,650,162       1.1
                 ------------------------------------------------------------------------------------------------------
                 CAPITAL GOODS          4,900    Minnesota Mining and Manufacturing Company
                                                   (3M)......................................       404,250       0.1
                 ------------------------------------------------------------------------------------------------------
                 CELLULAR              14,800    +Dobson Communications Corporation (Class
                 TELECOMMUNICATIONS                A)........................................       284,900       0.0
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS             29,446    Rohm and Haas Company.......................     1,015,887       0.2
                 ------------------------------------------------------------------------------------------------------
                 COMMERCIAL            35,100    +Convergys Corporation......................     1,820,813       0.3
                 SERVICES
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS         1,900    +CIENA Corporation..........................       316,587       0.0
                 EQUIPMENT             76,100    Lucent Technologies Inc. ...................     4,508,925       0.7
                                       41,385    +WorldCom, Inc. ............................     1,898,537       0.3
                                                                                               ------------     -----
                                                                                                  6,724,049       1.0
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS        15,400    +Pegasus Communications Corporation.........       753,638       0.1
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER RELATED       8,800    +VERITAS Software Corporation...............       994,400       0.1
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
COUNTRY               INDUSTRY        HELD                          STOCKS                        VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    COMPUTER SERVICES     41,400    +America Online, Inc. ......................  $  2,183,850       0.3%
(CONTINUED)                           150,660    +Cisco Systems, Inc. .......................     9,576,326       1.4
                                       12,700    Electronic Data Systems Corporation.........       523,875       0.1
                                       24,900    International Business Machines
                                                   Corporation...............................     2,728,106       0.4
                                        1,400    +StorageNetworks, Inc. .....................       126,350       0.0
                                                                                               ------------     -----
                                                                                                 15,138,507       2.2
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER              24,000    +Solectron Corporation......................     1,005,000       0.2
                 TECHNOLOGY
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS             32,900    Compaq Computer
                                                 Corporation.................................       841,006       0.1
                                       17,600    +Dell Computer Corporation..................       867,900       0.1
                                       50,260    +EMC Corporation............................     3,866,879       0.6
                                       20,100    RadioShack Corporation......................       952,238       0.1
                                       44,150    +Sun Microsystems, Inc. ....................     4,014,891       0.6
                                                                                               ------------     -----
                                                                                                 10,542,914       1.5
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS &            4,700    +Ariba, Inc. ...............................       460,600       0.1
                 COMPUTER SERVICES
                 ------------------------------------------------------------------------------------------------------
                 CONGLOMERATES         26,900    Honeywell International Inc. ...............       906,194       0.1
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED            9,900    +Conexant Systems, Inc. ....................       480,769       0.1
                 COMPANIES              6,900    Corning Incorporated........................     1,862,138       0.3
                                                                                               ------------     -----
                                                                                                  2,342,907       0.4
                 ------------------------------------------------------------------------------------------------------
                 ELECTRIC & GAS        62,400    +Calpine Corporation........................     4,102,800       0.6
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL             1,200    +Capstone Turbine Corporation...............        54,225       0.0
                                       27,900    DPL Inc. ...................................       612,056       0.1
                                                                                               ------------     -----
                                                                                                    666,281       0.1
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL &          16,000    +The AES Corporation........................       730,000       0.1
                 ELECTRONICS
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONIC           120,000    General Electric
                 COMPONENTS                      Company.....................................     6,360,000       0.9
                                        6,400    +LSI Logic Corporation......................       346,400       0.1
                                                                                               ------------     -----
                                                                                                  6,706,400       1.0
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS            2,800    +Analog Devices, Inc. ......................       212,800       0.0
                                        6,700    +Broadcom Corporation (Class A).............     1,466,881       0.2
                                       68,700    Intel Corporation...........................     9,180,038       1.4
                                       30,400    Texas Instruments Incorporated..............     2,088,100       0.3
                                                                                               ------------     -----
                                                                                                 12,947,819       1.9
                 ------------------------------------------------------------------------------------------------------
                 FIBER OPTICS             600    +Exfo Electro-Optical Engineering Inc. .....        26,325       0.0
                 ------------------------------------------------------------------------------------------------------
                 FINANCE               20,000    Federal Home Loan
                                                 Mortgage Association........................       810,000       0.1
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES    29,550    Associates First Capital Corporation (Class
                                                   A)........................................       659,334       0.1
                                       22,500    The Charles Schwab Corporation..............       756,563       0.1
                                                                                               ------------     -----
                                                                                                  1,415,897       0.2
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS    40,350    Colgate-Palmolive Company...................     2,415,956       0.4
                                        6,700    The Procter & Gamble Company................       383,575       0.1
                                                                                               ------------     -----
                                                                                                  2,799,531       0.5
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE             30,840    AXA Financial, Inc. ........................     1,048,560       0.2
                                       17,187    American International Group, Inc. .........     2,019,472       0.3
                                        8,300    ITT Industries, Inc. .......................       252,113       0.0
                                                                                               ------------     -----
                                                                                                  3,320,145       0.5
                 ------------------------------------------------------------------------------------------------------
                 INTERNET CONTENT       4,762    +VeriSign, Inc. ............................       839,600       0.1
                 ------------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE      8,900    +IntraNet Solutions, Inc. ..................       341,538       0.1
                 ------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
COUNTRY               INDUSTRY        HELD                          STOCKS                        VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    INTERNETWORKING          700    +Alamosa PCS Holdings, Inc. ................  $     14,612       0.0%
(CONTINUED)                             6,000    +InfoSpace.com, Inc. .......................       331,500       0.1
                                        5,500    +Inktomi Corporation........................       650,375       0.1
                                                                                               ------------     -----
                                                                                                    996,487       0.2
                 ------------------------------------------------------------------------------------------------------
                 LASER SYSTEMS &       27,180    +JDS Uniphase Corporation...................     3,256,504       0.5
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                 MANUFACTURING         11,520    Millipore Corporation.......................       868,320       0.1
                                        7,000    Textron, Inc. ..............................       380,188       0.1
                                       48,550    Tyco International Ltd. ....................     2,300,056       0.3
                                                                                               ------------     -----
                                                                                                  3,548,564       0.5
                 ------------------------------------------------------------------------------------------------------
                 MEDICAL TECHNOLOGY    10,700    +Boston Scientific Corporation..............       234,731       0.0
                                       27,500    Johnson & Johnson...........................     2,801,563       0.4
                                                                                               ------------     -----
                                                                                                  3,036,294       0.4
                 ------------------------------------------------------------------------------------------------------
                 METALS                35,030    Alcoa Inc. .................................     1,015,870       0.2
                 ------------------------------------------------------------------------------------------------------
                 MULTIMEDIA             8,900    Time Warner Inc. ...........................       676,400       0.1
                 ------------------------------------------------------------------------------------------------------
                 NATURAL GAS           66,600    Enron Corp. ................................     4,295,700       0.6
                 ------------------------------------------------------------------------------------------------------
                 NATURAL RESOURCES     38,800    Burlington Resources Inc. ..................     1,484,100       0.2
                 ------------------------------------------------------------------------------------------------------
                 NETWORKING             3,900    +ONI Systems Corp. .........................       457,031       0.1
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 OIL & GAS             10,000    +Nabors Industries, Inc. ...................       415,625       0.1
                 PRODUCERS
                 ------------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED       58,037    Exxon Mobil Corporation.....................     4,555,905       0.7
                 ------------------------------------------------------------------------------------------------------
                 OIL SERVICES          15,300    Schlumberger Limited........................     1,141,763       0.2
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICAL--      30,310    American Home Products Corporation..........     1,780,712       0.3
                 DIVERSIFIED
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS       36,640    Cardinal Health, Inc. ......................     2,711,360       0.4
                                       11,600    Eli Lilly and Company.......................     1,158,550       0.2
                                       52,070    Merck & Co., Inc. ..........................     3,989,864       0.6
                                       74,510    Pfizer Inc. ................................     3,576,480       0.5
                                       13,200    Schering-Plough Corporation.................       666,600       0.1
                                                                                               ------------     -----
                                                                                                 12,102,854       1.8
                 ------------------------------------------------------------------------------------------------------
                 RADIO & TELEVISION    42,300    +AMFM Inc. .................................     2,918,700       0.4
                 ------------------------------------------------------------------------------------------------------
                 RETAIL                35,840    Lowe's Companies, Inc. .....................     1,471,680       0.2
                                       30,450    +Safeway Inc. ..............................     1,374,056       0.2
                                       34,900    Wal-Mart Stores, Inc. ......................     2,011,113       0.3
                                                                                               ------------     -----
                                                                                                  4,856,849       0.7
                 ------------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS        30,300    Motorola, Inc. .............................       880,594       0.1
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE              25,700    +Amdocs Limited.............................     1,972,475       0.3
                                        1,800    +Macromedia, Inc. ..........................       173,925       0.0
                                       39,850    +Microsoft Corporation......................     3,185,509       0.5
                                       26,100    +Network Associates, Inc. ..................       531,788       0.1
                                        7,600    +RSA Security Inc. .........................       528,200       0.1
                                        7,200    +Wind River Systems, Inc. ..................       272,700       0.0
                                        8,400    +Yahoo! Inc. ...............................     1,040,550       0.2
                                                                                               ------------     -----
                                                                                                  7,705,147       1.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS    10,600    +Adelphia Business Solutions, Inc. .........       245,125       0.0
                                       60,100    GTE Corporation.............................     3,741,225       0.6
                                        5,800    +Level 3 Communications, Inc. ..............       510,038       0.1
                                        9,500    +Qwest Communications International Inc. ...       472,031       0.1
                                       38,300    SBC Communications Inc. ....................     1,656,475       0.2
                                        4,000    Sprint Corp. (FON Group)....................       204,000       0.0
                                                                                               ------------     -----
                                                                                                  6,828,894       1.0
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC    18,800   Constellation Energy Group..................       612,175       0.1
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                   PERCENT OF
COUNTRY               INDUSTRY        HELD                          STOCKS                        VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
UNITED STATES    UTILITIES--GAS        13,500    Dynegy Inc. (Class A).......................  $    922,219       0.1%
(CONCLUDED)      PIPELINE
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS               1,400    +Telaxis Communications Corporation.........        43,663       0.0
                 COMMUNICATIONS
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS              33,000    +Nextel Communications, Inc. (Class A)......     2,019,188       0.3
                 COMMUNICATIONS--
                 DOMESTIC PAGING &
                 CELLULAR

                                       27,600    +Sprint Corp. (PCS Group)...................     1,642,200       0.2
                                                                                               ------------     -----
                                                                                                  3,661,388       0.5
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS               7,000    Symbol Technologies, Inc. ..................       378,000       0.1
                 TELECOMMUNI-
                 CATIONS SERVICES
                 ------------------------------------------------------------------------------------------------------
                                                 TOTAL STOCKS IN THE UNITED STATES              180,996,225      27.0
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN STOCKS
                                                 (COST--$411,666,017)                           505,683,962      75.3
------------------------------------------------------------------------------------------------------------------------
                                      FACE
                                     AMOUNT                FIXED-INCOME SECURITIES
------------------------------------------------------------------------------------------------------------------------
CANADA                              C$    7,750,000 Canadian Government Bond, 5.50% due
                                                   6/01/2010.................................     5,096,024       0.8
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN CANADA          5,096,024       0.8
------------------------------------------------------------------------------------------------------------------------
GERMANY                             E    32,210,000 BundesObligation, 4.75% due 11/20/2001......   30,793,448     4.6
                                                 Bundesrepublic Deutschland:
                                    3,040,000    6.50% due 10/14/2005........................     3,094,812       0.5
                                    9,300,000    4.75% due 7/04/2028.........................     7,950,638       1.2
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN GERMANY        41,838,898       6.3
------------------------------------------------------------------------------------------------------------------------
SWEDEN                              SEK 60,000,000 Swedish Government Bond, 5% due 1/15/2004...    6,780,458      1.0
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN SWEDEN          6,780,458       1.0
------------------------------------------------------------------------------------------------------------------------
UNITED                              L     3,100,000 United Kingdom Gilt, 7% due 11/06/2001......    4,750,937     0.7
KINGDOM                             2,860,000    United Kingdom Treasury Gilt, 7.25% due
                                                   12/07/2007................................     4,780,945       0.7
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN THE UNITED
                                                 KINGDOM                                          9,531,882       1.4
------------------------------------------------------------------------------------------------------------------------
UNITED STATES                       US$  3,900,000 Federal National Mortgage Association, 5.25%
                                                   due 1/15/2009.............................     3,437,499       0.5
                                                 US Treasury Bonds:
                                    7,100,000    6.25% due 8/15/2023.........................     7,157,652       1.0
                                    11,000,000   6.125% due 8/15/2029........................    11,110,000       1.7
                                                 US Treasury Notes:
                                    32,300,000   5.75% due 6/30/2001.........................    32,062,918       4.8
                                    6,700,000    5.50% due 7/31/2001.........................     6,631,928       1.0
                                    9,800,000    5.50% due 8/31/2001.........................     9,691,318       1.4
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FIXED-INCOME SECURITIES IN THE UNITED
                                                 STATES                                          70,091,315      10.4
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN FIXED-INCOME SECURITIES
                                                 (COST--$136,110,817)                           133,338,577      19.9
------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                          US$ 30,288,000 General Motors Acceptance Corp., 7.13% due
PAPER***                                           7/03/2000.................................    30,276,003       4.5
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                 (COST--$30,276,003)                             30,276,003       4.5
------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS (COST--$578,052,837)......   669,298,542      99.7
                                                 UNREALIZED APPRECIATION ON FORWARD FOREIGN
                                                   EXCHANGE CONTRACTS****....................       194,311       0.0
                                                 OTHER ASSETS LESS LIABILITIES...............     1,708,040       0.3
                                                                                               ------------     -----
                                                 NET ASSETS..................................  $671,200,893     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Global Depositary Receipts (GDR).

*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
E=euro
L=pound sterling

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

**** Forward foreign exchange contracts as of June 30, 2000 were as follows:
--------------------------------------------------------------------------------

                                                                                                         UNREALIZED
                                                                                                        APPRECIATION
                  FOREIGN CURRENCY SOLD                     EXPIRATION DATE                            (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
A$   4,300,000                                                July 2000                                  $   5,332
E    38,000,000                                              August 2000                                  (100,890)
L    9,950,000                                               August 2000                                       448
Y    8,550,000,000                                            July 2000                                    289,421
---------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET (US
COMMITMENT--$135,276,674)                                                                                $ 194,311
                                                                                                         =========
---------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
E=euro
L=pound sterling
Y=yen
See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$578,052,837).......                $669,298,542
Unrealized appreciation on forward foreign exchange
  contracts.................................................                     194,311
Cash........................................................                       1,560
Foreign cash................................................                     189,613
Receivables:
  Securities sold...........................................  $7,247,416
  Interest..................................................   2,650,617
  Forward foreign exchange contracts........................     706,054
  Dividends.................................................     680,222
  Capital shares sold.......................................      13,977      11,298,286
                                                              ----------
Prepaid expenses and other assets...........................                      49,909
                                                                            ------------
Total assets................................................                 681,032,221
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   7,725,330
  Forward foreign exchange contracts........................   1,110,670
  Capital shares redeemed...................................     453,979
  Investment adviser........................................     335,334       9,625,313
                                                              ----------
Accrued expenses and other liabilities......................                     206,015
                                                                            ------------
Total liabilities...........................................                   9,831,328
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $671,200,893
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................                $  4,821,172
Paid-in capital in excess of par............................                 539,926,278
Undistributed investment income--net........................                   4,028,539
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  30,992,788
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                  91,432,116
                                                                            ------------
NET ASSETS..................................................                $671,200,893
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $671,200,893 and 48,211,721
  shares outstanding........................................                $      13.92
                                                                            ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $473,174 foreign withholding tax).........                  $  7,262,184
Interest and discount earned................................                     4,016,035
Other income................................................                        19,841
                                                                              ------------
Total income................................................                    11,298,060
                                                                              ------------
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  2,234,494
Custodian fees..............................................       122,110
Accounting services.........................................        69,000
Printing and shareholder reports............................        33,129
Professional fees...........................................        31,662
Directors' fees and expenses................................         7,467
Pricing services............................................         4,285
Transfer agent fees.........................................         2,811
Other.......................................................        13,887
                                                              ------------
Total expenses..............................................                     2,518,845
                                                                              ------------
Investment income--net......................................                     8,779,215
                                                                              ------------
------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................    39,949,952
  Foreign currency transactions--net........................    (8,709,361)     31,240,591
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (45,126,646)
  Foreign currency transactions--net........................       223,901     (44,902,745)
                                                              ------------    ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ (4,882,939)
                                                                              ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX            FOR THE
                                                                MONTHS ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                             JUNE 30, 2000      DECEMBER 31, 1999
---------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  8,779,215        $ 10,396,006
Realized gain on investments and foreign currency
  transactions--net.........................................      31,240,591          78,389,425
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........     (44,902,745)         45,767,171
                                                                ------------        ------------
Net increase (decrease) in net assets resulting from
  operations................................................      (4,882,939)        134,552,602
                                                                ------------        ------------
---------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (2,263,352)        (14,746,772)
In excess of investment income--net:
  Class A...................................................              --          (2,747,792)
Realized gain on investments--net:
  Class A...................................................      (3,866,585)        (78,043,311)
                                                                ------------        ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (6,129,937)        (95,537,875)
                                                                ------------        ------------
---------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................     (44,826,548)        (78,000,222)
                                                                ------------        ------------
---------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (55,839,424)        (38,985,495)
Beginning of period.........................................     727,040,317         766,025,812
                                                                ------------        ------------
End of period*..............................................    $671,200,893        $727,040,317
                                                                ============        ============
---------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................    $  4,028,539        $ (2,487,324)
                                                                ============        ============
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   CLASS A
                                                        --------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN       FOR THE SIX
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL      MONTHS ENDED
STATEMENTS.
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                          JUNE 30,     -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                    2000+        1999+         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................      $  14.13     $  13.41     $  14.71     $  13.87     $  12.55
                                                          --------     --------     --------     --------     --------
Investment income--net..............................           .18          .20          .34          .35          .28
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net............          (.26)        2.58          .76         1.21         1.33
                                                          --------     --------     --------     --------     --------
Total from investment operations....................          (.08)        2.78         1.10         1.56         1.61
                                                          --------     --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net............................          (.05)        (.30)        (.55)        (.30)        (.29)
  In excess of investment income--net...............            --         (.05)          --           --           --
  Realized gain on investments--net.................          (.08)       (1.71)       (1.70)        (.42)          --
  In excess of realized gain on investments--net....            --           --         (.15)          --           --
                                                          --------     --------     --------     --------     --------
Total dividends and distributions...................          (.13)       (2.06)       (2.40)        (.72)        (.29)
                                                          --------     --------     --------     --------     --------
Net asset value, end of period......................      $  13.92     $  14.13     $  13.41     $  14.71     $  13.87
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................         (.63%)++    21.37%        8.87%       11.94%       13.17%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................          .73%*        .73%         .72%         .73%         .71%
                                                          ========     ========     ========     ========     ========
Investment income--net..............................         2.55%*       1.49%        2.40%        2.33%        2.68%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............      $671,201     $727,040     $766,026     $869,647     $870,203
                                                          ========     ========     ========     ========     ========
Portfolio turnover..................................        59.44%      103.76%      120.59%      108.66%      173.44%
                                                          ========     ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GLOBAL STRATEGY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Global Strategy Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund

--------------------------------------------------------------------------------

agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--
Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to differing tax treatments for foreign currency transactions.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $111,914 in commissions on the execution of portfolio security transactions

  For the six months ended June 30, 2000, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $222 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $390,316,799 and $443,380,952, respectively.

  Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

---------------------------------------------------------

                                                   Realized      Unrealized
                                                    Gains           Gains
                                                   (Losses)       (Losses)
----------------------------------------------------------------------------
Long-term investments..........................  $ 39,949,952    $91,245,705
Forward foreign exchange contracts.............     2,822,471        194,311
Foreign currency transactions..................   (11,531,832)        (7,900)
                                                 ------------    -----------
Total..........................................  $ 31,240,591    $91,432,116
                                                 ============    ===========
----------------------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $91,245,705, of which $123,301,996 related to appreciated securities and $32,056,291 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $578,052,837.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

----------------------------------------------------------------------------
    Class A Shares for the Six Months Ended                        Dollar
                 June 30, 2000                      Shares         Amount
----------------------------------------------------------------------------
Shares sold.....................................     105,316    $  1,465,215
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     436,294       6,129,937
                                                  ----------    ------------
Total issued....................................     541,610       7,595,152
Shares redeemed.................................  (3,782,877)    (52,421,700)
                                                  ----------    ------------
Net decrease....................................  (3,241,267)   $(44,826,548)
                                                  ==========    ============
----------------------------------------------------------------------------

----------------------------------------------------------------------------
      Class A Shares for the Year Ended                           Dollar
              December 31, 1999                   Shares          Amount
----------------------------------------------------------------------------
Shares sold...................................      122,464    $   1,702,788
Shares issued to shareholders in reinvestment
 of dividends and distributions...............    6,938,455       95,537,875
                                                -----------    -------------
Total issued..................................    7,060,919       97,240,663
Shares redeemed...............................  (12,752,079)    (175,240,885)
                                                -----------    -------------
Net decrease..................................   (5,691,160)   $ (78,000,222)
                                                ===========    =============
----------------------------------------------------------------------------

5. LOANED SECURITIES:

At June 30, 2000, the Fund held US Treasury Bonds having an aggregate value of approximately $5,742,000 as collateral for portfolio securities loaned having a market value of approximately $4,773,000.

6. COMMITMENTS:

At June 30, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $6,942,000 and $7,251,000, respectively.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six-month period ended June 30, 2000, fixed-income markets remained volatile as interest rates moved in a manner that produced an inversion of the yield curve. The front end of the Treasury yield curve suffered as price movement in that portion of the curve remained under pressure when investors demanded greater premiums to account for expected increases in the Federal Reserve Board's overnight rates. Throughout much of the period, the forward Federal funds market continually reflected 50 basis points-75 basis points (0.50%-0.75%) of expected tightening in the six-month rolling contract. (The forward Federal funds market provides an indication to buyers and sellers of Federal funds what the Federal funds rate is expected to be at some point in the future, while a six-month rolling contract is an indication of what investors expect the Federal funds level to be in six months.) On the other hand, long-term interest rates were favorably influenced by two separate sets of events. Inflationary fears, which greatly influence yields on the long end of the curve have, for the most part, been contained as a result of the Federal Reserve Board's restrictive monetary policy. Second, a supply imbalance, brought on by the combination of reduced new issuance and a Treasury buy-back program, produced a strong bid for securities in the 20-year-30-year sector.

  Federal Reserve Board monetary policy remained focused on the need to provide for a slowing in the US economy, which grew at an alarming 7.3% in the fourth quarter of 1999. Although first quarter growth slowed to 5.5%, the rate is still well above the Federal Reserve Board's comfort range of 3%-3.5%. Consumer spending continues to fuel the economic fires, although recent reports such as new housing sales and auto purchases could arguably point to the beginning of a higher interest rate induced slowdown. Consumers have clearly benefited from low unemployment rates and the wealth effect generated from a strong stock market, although if stock market trends mirror the uninspired results reported during the first half of 2000, consumers may slow spending. Additionally, consumer confidence was impacted by the dot.com sector sell-off, given the implications that high levels of leverage (for example, margin on their brokerage accounts and credit card debt) has on their balance sheets. If the Federal Reserve Board's monetary policy were to produce something greater than a soft landing, or should financial assets experience a sustained correction in value, this would translate into a weakening of the economic landscape.

  Although inflation has been well contained for the most part, the scope of the global recovery has led to fears of rekindling inflation. Commodity pressures, as measured by the Commodities Research Bureau Index, have been building since the beginning of the year. Of prime concern has been a surge in the price of oil, spurred on not only by the Organization of Petroleum Exporting Countries, production limitations but also on expectations of increased demand by recovering economies. With respect to wage inflation, whether one evaluates wage pressures via hourly earnings, real earnings or employment cost measures, the results currently point to minimal inflation. The ability to export manufacturing capacity, combined with the high levels of productivity, has served to limit the impact of low unemployment. Furthermore, inflation as measured by both the producer price index and consumer price index remains well within acceptable levels and clearly points to a lack of pricing pressures. Notwithstanding the inflation outlook, we expect the Federal Reserve Board to remain focused on the need to slow economic momentum. The Federal Reserve Board raised the Federal funds rate by a more aggressive 0.50% at its May Federal Open Market Committee (FOMC) meeting. This move now puts the overnight rate at 6.50%, up 175 basis points in the past year. Given this, and combined with a clear slowing of economic momentum, the Federal Reserve Board kept interest rates the same at its June FOMC meeting, although future increases are still a possibility.

PORTFOLIO MATTERS

  As we entered the six-month period ended June 30, 2000, the Fund held an overweighted 6% position in mortgage-backed securities, a 10% overweighting in Federal agency debentures and a 16% underweighting in Treasury securities, relative to the unmanaged Salomon Smith Barney Government/Mortgage Index. It was our belief that the yield advantage would work in our favor within the context of a Federal Reserve Board tightening bias. With respect to mortgages, we focused on the collateralized mortgage obligation market with particular interest in higher-quality sequentials and prepayment protected planned amortization classes. Also, we kept current with respect to coupon. As for Federal agency issues with a spread to US Treasury issues, we reduced our holdings in

--------------------------------------------------------------------------------

two-year-seven-year callable securities in favor of longer-dated bulleted issues (bonds with a single maturity date, unlike serial bonds) given favorable prevailing spread relationships in the longer end of the curve.

  Unfortunately, the Treasury sector caught a technical bid as the Treasury Department, riding the wave of a Federal budget surplus, announced that it would be strong buyers of existing Treasury debt, with primary focus on longer dated, higher coupon issues. In fact, President Clinton went so far as to predict the elimination of the Federal debt by the year 2013. Instantly, long maturity Treasury issues had a perceived scarcity value, which led to the outperformance of this sector during the first half of 2000. The yield on the 30-year Treasury note rallied sharply from a high of 6.75% in late January to its period low of 5.67% in mid-April. With respect to the Federal agency sector, this market came under greater pressure by the second quarter, following comments by Treasury officials supporting the removal of credit lines made available by the Treasury to agencies such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. As a result, the yield spread relationship compared to Treasury issues widened dramatically, as investors demanded greater yield premiums to hold agency debt. We believe the market has overreacted and thereby produced a unique buying opportunity for agency issues with a spread to US Treasury issues.

  Assuming the Federal Reserve Board will not raise interest rates at its August FOMC meeting, the backdrop for a stabilization of the Treasury markets will be provided. If this occurs, we believe the current yield levels available on agency debentures and mortgage-backed securities are attractive. Over long periods of time, agency debentures could perform better than Treasury debt given their yield advantage and very similar credit quality. Therefore, we intend to continue to overweight the portfolio in agency debentures, preferably in maturities in the 30-year area where the spread differential is the greatest. With respect to mortgages, we expect to continue to maintain our overweighting relative to the benchmark Index, given our current belief that a low prepayment environment will translate into outperformance for this sector.

IN CONCLUSION

  We appreciate your investment in Government Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategy with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher C. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                        +4.51%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                   +5.67
--------------------------------------------------------------------------------
Inception (5/02/94) through 6/30/00                                        +6.27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                    +4.01%         +4.51%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                ISSUE                                 VALUE
---------------------------------------------------------------------------------------------------------------------
                                             US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT           $18,500,000    Federal Farm Credit Bank,
BANK--5.3%                                     6.875% due 5/01/2002..................................    $ 18,476,875
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL FEDERAL FARM CREDIT BANK (COST--$18,488,960)            18,476,875
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                            Federal Home Loan Bank:
BANK--7.5%                      2,500,000      6.75% due 2/01/2002...................................       2,492,175
                               10,000,000      6.75% due 5/01/2002...................................       9,964,100
                                4,800,000      6.625% due 8/27/2007..................................       4,668,000
                                4,635,000      6.175% due 4/17/2008..................................       4,296,784
                                5,000,000      6.50% due 8/14/2009...................................       4,758,600
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL FEDERAL HOME LOAN BANK (COST--$26,700,315)              26,179,659
---------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                            Federal Home Loan Mortgage Corporation+:
MORTGAGE CORPORATION--26.3%     4,500,000      6.56% due 3/25/2016...................................       4,379,063
                                4,547,657      7% due 12/15/2020.....................................       4,424,734
                                5,786,866      7.251% due 11/20/2023.................................       5,800,847
                                5,507,458      6.30% due 5/15/2026...................................       5,254,556
                               10,746,331      7.351% due 10/15/2027.................................      10,775,970
                               12,568,024      Series 2212, 7% due 10/15/2027........................      12,304,724
                                             Federal Home Loan Mortgage Corporation Participation
                                               Certificates+:
                                5,500,000    6% due 4/14/2004........................................       5,270,540
                                5,000,000    5.50% due 2/15/2028.....................................       4,487,500
                                             Federal Home Loan Mortgage Corporation--Gold Program+:
                               10,000,000      6% due 8/15/2007......................................       9,662,200
                                  380,962      7.50% due 2/01/2023...................................         378,358
                                   86,932      7.50% due 5/01/2024...................................          86,242
                                1,974,745      7.50% due 6/01/2024...................................       1,959,065
                                1,296,268      7.50% due 7/01/2024...................................       1,285,974
                                1,840,939      7.50% due 8/01/2024...................................       1,826,319
                                  507,571      7.50% due 9/01/2024...................................         503,540
                                  298,009      7.50% due 12/01/2024..................................         295,932
                                  578,333      7.50% due 4/01/2025...................................         574,303
                                1,008,627      7.50% due 8/01/2025...................................         999,150
                                  313,276      7.50% due 11/01/2025..................................         310,333
                                  513,043      7.50% due 2/01/2026...................................         509,468
                                   29,824      7.50% due 4/01/2026...................................          29,532
                                   28,550      7.50% due 5/01/2026...................................          28,282
                                  157,531      7.50% due 7/01/2026...................................         155,989
                                  741,753      7.50% due 8/01/2026...................................         734,496
                                1,116,860      7.50% due 2/01/2027...................................       1,106,366
                                  577,279      7.50% due 4/01/2027...................................         571,631
                                   48,792      7.50% due 6/01/2027...................................          48,246
                                  225,538      7.50% due 10/01/2027..................................         223,017
                                   26,049      7.50% due 11/01/2027..................................          25,757
                                   25,510      7.50% due 12/01/2027..................................          25,225
                                  156,585      7.50% due 1/01/2028...................................         154,835
                                   10,968      7.50% due 2/01/2028...................................          10,833
                                   54,080      7.50% due 4/01/2028...................................          53,412
                                  239,491      7.50% due 5/01/2028...................................         236,533
                                   36,584      7.50% due 1/01/2029...................................          36,106
                                  819,403      7.50% due 3/01/2029...................................         808,696
                                1,023,010      7.50% due 4/01/2029...................................       1,009,892
                               16,656,767      7% due 7/01/2029......................................      16,096,783
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
                                             (COST--$94,333,306)                                           92,444,449
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                ISSUE                                 VALUE
---------------------------------------------------------------------------------------------------------------------
                                             US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE                    Federal National Mortgage Association+:
ASSOCIATION--25.9%            $ 5,500,000      6.366% due 3/25/2007..................................    $  5,248,645
                                4,630,417      8% due 4/01/2008......................................       4,664,057
                                7,165,000      5.83% due 12/10/2008..................................       6,504,602
                                  553,816      7% due 6/01/2028......................................         534,873
                                  836,923      7% due 10/01/2028.....................................         808,297
                                1,050,034      7% due 12/01/2028.....................................       1,014,119
                                2,408,897      7% due 2/01/2029......................................       2,325,664
                                4,543,818      7% due 3/01/2029......................................       4,386,820
                                8,145,496      7% due 5/01/2029......................................       7,865,187
                               12,118,319      6.50% due 6/01/2029...................................      11,429,841
                               14,158,668      7% due 6/01/2029......................................      13,670,343
                                6,843,818      6.50% due 7/01/2029...................................       6,455,000
                                2,996,141      7% due 7/01/2029......................................       2,892,618
                                  963,719      7% due 8/01/2029......................................         930,421
                                  155,219      6.50% due 9/01/2029...................................         146,401
                                  401,265      7% due 9/01/2029......................................         387,401
                                  776,085      7% due 10/01/2029.....................................         749,269
                                1,302,509      7% due 11/01/2029.....................................       1,257,504
                                  579,161      7% due 12/01/2029.....................................         559,149
                                  218,899      7% due 1/01/2030......................................         211,335
                                5,000,000      7.125% due 1/15/2030..................................       5,036,700
                                1,298,815      7% due 2/01/2030......................................       1,253,526
                                2,491,104      7% due 3/01/2030......................................       2,404,414
                                2,212,134      7% due 4/01/2030......................................       2,135,000
                                8,000,000    Federal National Mortgage Association REMICS, 6.85% due
                                               10/25/2020+++.........................................       7,936,480
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
                                             (COST--$93,659,112)                                           90,807,666
---------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL                          Government National Mortgage Association+:
MORTGAGE                       13,666,562      6.50% due 2/15/2028...................................      12,972,738
ASSOCIATION--4.2%               1,694,766      6.50% due 5/15/2028...................................       1,608,726
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                                             (COST--$15,320,524)                                           14,581,464
---------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT                               Private Export Funding Corporation:
FUNDING CORPORATION--2.6%       3,895,000      5.50% due 3/15/2001...................................       3,858,971
                                3,335,000      7.01% due 4/30/2004...................................       3,365,148
                                2,000,000      7.11% due 4/15/2007...................................       1,993,740
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL PRIVATE EXPORT FUNDING CORPORATION
                                             (COST--$9,636,334)                                             9,217,859
---------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                             Tennessee Valley Authority, Series E:
AUTHORITY--3.2%                 5,000,000    6.25% due 12/15/2017....................................       4,531,250
                                7,000,000      6.75% due 11/01/2025..................................       6,764,730
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL TENNESSEE VALLEY AUTHORITY (COST--$11,694,520)          11,295,980
---------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &                          US Treasury Bonds:
NOTES--18.8%                    4,000,000      11.875% due 11/15/2003................................       4,653,760
                                2,000,000      10.625% due 8/15/2015.................................       2,848,440
                                1,500,000      9.25% due 2/15/2016...................................       1,946,490
                                2,500,000      7.50% due 11/15/2016..................................       2,823,425
                                7,500,000      8.875% due 8/15/2017..................................       9,560,175
                                1,000,000      8.75% due 5/15/2020...................................       1,283,590
                                1,500,000      8.125% due 5/15/2021..................................       1,830,240
                                9,500,000      8.125% due 8/15/2021..................................      11,606,340
                                6,000,000      7.50% due 11/15/2024..................................       6,991,860
                                  500,000      6.25% due 5/15/2030...................................         524,610

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                                ISSUE                                 VALUE
---------------------------------------------------------------------------------------------------------------------
                                             US GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------

US TREASURY BONDS &
NOTES (CONCLUDED)
                                             US Treasury Notes:
                              $10,000,000      8.50% due 11/15/2000..................................    $ 10,078,100
                                3,000,000      7.875% due 8/15/2001..................................       3,044,070
                                7,000,000      7% due 7/15/2006......................................       7,253,750
                                1,500,000      6% due 8/15/2009......................................       1,488,045
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL US TREASURY BONDS & NOTES (COST--$66,072,503)           65,932,895
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                             (COST--$335,905,574)--93.8%                                  328,936,847
---------------------------------------------------------------------------------------------------------------------
                                                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS*--4.8%   17,000,000    Warburg Dillon Read LLC, purchased on 6/30/2000 to yield
                                               6.55% to 7/03/2000....................................      17,000,000
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY            1,352,000    Federal Home Loan Mortgage Corporation, 6.57% due
OBLIGATIONS**--0.4%                            7/03/2000.............................................       1,351,260
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL SHORT-TERM SECURITIES (COST--$18,351,260)--5.2%         18,351,260
---------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS (COST--$354,256,834)--99.0%...........     347,288,107
                                             OTHER ASSETS LESS LIABILITIES--1.0%.....................       3,418,256
                                                                                                         ------------
                                             NET ASSETS--100.0%......................................    $350,706,363
                                                                                                         ============

--------------------------------------------------------------------------------

* Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

** Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

+ Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

++ Real Estate Mortgage Investment Conduits (REMICS).

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$354,256,834).......                $347,288,107
Cash........................................................                         835
Receivables:
  Interest..................................................  $3,453,015
  Paydowns..................................................      93,990
  Capital shares sold.......................................      45,587       3,592,592
                                                              ----------
Prepaid expenses and other assets...........................                      25,286
                                                                            ------------
Total assets................................................                 350,906,820
                                                                            ------------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     133,664
  Capital shares redeemed...................................         898         134,562
                                                              ----------
Accrued expenses and other liabilities......................                      65,895
                                                                            ------------
Total liabilities...........................................                     200,457
                                                                            ------------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                $350,706,363
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                $  3,455,940
Paid-in capital in excess of par............................                 361,291,519
Undistributed investment income--net........................                   1,852,236
Accumulated realized capital losses on investments--net.....                  (8,924,605)
Unrealized depreciation on investments--net.................                  (6,968,727)
                                                                            ------------
NET ASSETS..................................................                $350,706,363
                                                                            ============
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $350,706,363 and 34,559,403
  shares outstanding........................................                $      10.15
                                                                            ============
-----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $12,042,247
Other income................................................                   7,246
                                                                         -----------
Total income................................................              12,049,493
                                                                         -----------
------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $872,350
Accounting services.........................................    35,801
Custodian fees..............................................    22,883
Professional fees...........................................    18,369
Printing and shareholder reports............................    16,242
Pricing services............................................     6,415
Directors' fees and expenses................................     3,792
Transfer agent fees.........................................     2,641
Other.......................................................     1,072
                                                              --------
Total expenses..............................................                 979,565
                                                                         -----------
Investment income--net......................................              11,069,928
                                                                         -----------
------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................              (7,268,570)
Change in unrealized depreciation on investments--net.......               9,903,429
                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $13,704,787
                                                                         ===========
------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX       FOR THE
                                                              MONTHS ENDED     YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000   DEC. 31, 1999
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 11,069,928    $ 21,322,510
Realized loss on investments--net...........................    (7,268,570)     (1,609,613)
Change in unrealized appreciation/depreciation on
  investments--net..........................................     9,903,429     (26,034,501)
                                                              ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................    13,704,787      (6,321,604)
                                                              ------------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................    (9,604,482)    (22,902,351)
In excess of investment income -- net:
  Class A...................................................            --             (68)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (9,604,482)    (22,902,419)
                                                              ------------    ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (15,787,813)     41,202,248
                                                              ------------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (11,687,508)     11,978,225
Beginning of period.........................................   362,393,871     350,415,646
                                                              ------------    ------------
End of period*..............................................  $350,706,363    $362,393,871
                                                              ============    ============
-------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  1,852,236    $    386,790
                                                              ============    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                      CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       -------------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                      FOR THE SIX              FOR THE YEAR ENDED DECEMBER 31,
                                                     MONTHS ENDED     -------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:             JUNE 30, 2000++     1999          1998          1997         1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............       $  10.03       $  10.88      $  10.60      $  10.40      $ 10.79
                                                       --------       --------      --------      --------      -------
Investment income--net..........................            .32            .61           .59           .63          .65
Realized and unrealized gain (loss) on
  investments--net..............................            .08           (.80)          .31           .25         (.36)
                                                       --------       --------      --------      --------      -------
Total from investment operations................            .40           (.19)          .90           .88          .29
                                                       --------       --------      --------      --------      -------
Less dividends and distributions:
  Investment income--net........................           (.28)          (.66)         (.60)         (.63)        (.64)
  In excess of investment income--net...........             --             --+           --            --           --
  Realized gain on investments--net.............             --             --          (.02)         (.05)        (.04)
  In excess of realized gain on
    investments--net............................             --             --            --            --+          --
                                                       --------       --------      --------      --------      -------
Total dividends and distributions...............           (.28)          (.66)         (.62)         (.68)        (.68)
                                                       --------       --------      --------      --------      -------
Net asset value, end of period..................       $  10.15       $  10.03      $  10.88      $  10.60      $ 10.40
                                                       ========       ========      ========      ========      =======
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..............          4.01%++       (1.80%)        8.76%         8.88%        2.86%
                                                       ========       ========      ========      ========      =======
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..................           .56%*          .55%          .56%          .51%         .15%
                                                       ========       ========      ========      ========      =======
Expenses........................................           .56%*          .55%          .56%          .57%         .59%
                                                       ========       ========      ========      ========      =======
Investment income--net..........................          6.33%*         5.86%         5.66%         6.26%        6.39%
                                                       ========       ========      ========      ========      =======
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........       $350,706       $362,394      $350,416      $179,820      $89,581
                                                       ========       ========      ========      ========      =======
Portfolio turnover..............................         42.86%        116.59%        43.10%       117.65%       21.23%
                                                       ========       ========      ========      ========      =======
-----------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses. If applicable, the Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

+ Amount is less than $.01 per share.

++ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Government Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most repre-sentative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement

--------------------------------------------------------------------------------

which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,661 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $141,957,096 and $158,502,462, respectively.

  Net realized losses for the six months ended June 30, 2000 and net unrealized losses as of June 30, 2000 were as follows:

-----------------------------------------------------------------
                                        Realized      Unrealized
                                         Losses         Losses
-----------------------------------------------------------------
Long-term investments................  $(7,268,570)   $(6,968,727)
                                       -----------    -----------
Total................................  $(7,268,570)   $(6,968,727)
                                       ===========    ===========
-----------------------------------------------------------------

  At June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $6,968,727, of which $2,596,524 related to appreciated securities and $9,565,251 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $354,256,834.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
             June 30, 2000                 Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      512,456    $  5,150,975
Shares issued to shareholders in
 reinvestment of dividends............      958,425       9,604,481
                                         ----------    ------------
Total issued..........................    1,470,881      14,755,456
Shares redeemed.......................   (3,047,294)    (30,543,269)
                                         ----------    ------------
Net decrease..........................   (1,576,413)   $(15,787,813)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
  Class A Shares for the Year Ended                     Dollar
          December 31, 1999              Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,662,244    $ 48,874,138
Shares issued to shareholders in
 reinvestment of dividends...........   2,216,991      22,902,419
                                       ----------    ------------
Total issued.........................   6,879,235      71,776,557
Shares redeemed......................  (2,962,902)    (30,574,309)
                                       ----------    ------------
Net increase.........................   3,916,333    $ 41,202,248
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $1,424,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On July 3, 2000, the Company's Board of Directors declared an ordinary income dividend in the amount of $.053595 per Class A Share payable on July 3, 2000 to shareholders of record as of July 3, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUND, INC.--HIGH CURRENT INCOME FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

PORTFOLIO MATTERS

  The first half of 2000 was a difficult period for the high-yield market, owing to several Federal funds interest rate increases, relentless mutual fund outflows, jittery equity markets, limited dealer market making and a high level of credit distress. In this environment, the unmanaged CS First Boston Global High Yield Index registered a total return of -0.84% for the six months ended June 30, 2000, which lagged the ten-year US Treasury return of +5.39%. The spread between the Index and US Treasury securities of similar maturity widened to 728 basis points (7.28%) at June 30, 2000, compared to 573 basis points at year-end 1999.

  As a consequence of these bear market conditions, investors showed a clear preference toward larger and better-quality credits--such as those in the telecommunications and packaging industries, where the few new issues are, or in the more stable utility/independent power producer area. Many small, illiquid issues have languished, while other credits that have reported weak earnings have seen their bond prices plunge.

  In that regard, despite the robust North American economy, the number of credits in default or near default climbed in the first half of the year. According to data compiled by Edward Altman of New York University's Stern School, the default rate for the six months ended June 30, 2000 equaled 2.61%. If annualized, the rate would be over 5.0%, which would be the highest level since 1991. Merrill Lynch High Yield Research Chief Martin Fridson notes that the distress ratio (defined as the percentage of bonds in a sample of 1,295 issues yielding 1,000 basis points or more above the ten-year Treasury rate) equaled 18.0% on June 15, 2000. This is the highest distress ratio since the 22.3% figure recorded in January 1992.

  Against this backdrop, the Fund's Class A Shares had a total return of -1.07%, slightly behind that of our benchmark, the CS First Boston Global High Yield Index. The Fund's results were boosted by our relatively high exposure to the emerging markets sector, which had a solid +5.65% return for the period. An overweighted position in the more stable utility/ independent power sector also proved beneficial, as this sector also registered a positive return for the period. Our lack of exposure to the motion picture exhibitors industry was a return enhancer as well, as many bonds in this sector fell sharply in price. Individual credit selection plays an important role, particularly in today's unforgiving high-yield market. Positive event risk affecting several credits in the Fund had a favorable impact on Fund performance. Among these were premium tenders by Grupo Televisa SA and Tekni-Plex Inc. (a global manufacturer of packaging products). (The latter was one of the Fund's ten largest holdings.) In addition, takeovers by stronger credits buoyed two Fund holdings, Dictaphone Corp. (acquired by Lernout & Hauspie in May) and Hadco Corp. (acquired by Sanmina Corp. in June). The successful completion of an initial public offering by Universal Compression caused its bonds to be strong performers during the six-month period. Finally, ICN Pharmaceuticals Inc.'s announcement that it planned to split itself into three companies caused its bonds to rebound nicely since such a transaction would most likely trigger the change of control provision in the bond indenture.

  Unfortunately, several credits in the Fund, none of which were a large holding, entered distressed territory during the period. Factors included management miscues, severe price competition and, in one case, accounting fraud.

  Given the overall weakness in the high-yield market, which was exacerbated by mutual fund outflows, portfolio managers were forced to sell bonds to raise cash. Many credits with reasonably good fundamentals saw their bonds drift lower. As such, we were able to find what we believe to be some excellent relative values in the secondary market. Among our larger purchases were the bonds of Trench Electric SA and Trench Inc. (a manufacturer of equipment for the electric utility industry) and Federal-Mogul Corp. (an automotive parts manufacturer). We acquired both of these bonds at substantial discounts to par. Other secondary market purchases included the bonds of Owens-Illinois Inc. (a manufacturer of plastic and glass packaging products), Vicap SA (a subsidiary of Grupo Vitro SA, Mexico's largest producer of flat glass and glass containers) and Corning Consumer Products (a leading maker of kitchen hardware).

  In the new-issue market, our largest purchases were the bonds of Tekni-Plex and the units (bonds plus warrants for 3% of the company's equity) of Huntsman Packaging Corporation (a leading producer of film and flexible packaging products). Both securities have traded well in the secondary market. We like the

--------------------------------------------------------------------------------

recession-resistant nature of the packaging industry.

  Our major sales included the bonds of Antenna TV SA (a television broadcast network in Greece) and FM 1993A Corp. (a restaurant company), both of which are rather illiquid bonds that seemed fairly valued. We also disposed of our entire positions in Ball Corp. (a major can manufacturer), Exodus Communications Inc. (an operator of Internet data centers) and TNP Enterprises (parent of an electric utility), largely for relative value reasons. Our largest sale was our entire bond position in wireless company, Nextel Communications. These bonds, which would soon be called, were a long-time holding and had been excellent performers.

  Prospectively, we are guardedly optimistic about the total return outlook for the high-yield market in the latter half of 2000. While the high level of credit distress is a concern, we would note that the number of credit rating agency downgrades slowed considerably in the second quarter of the year. We also believe that the current wide spread to Treasury securities amply compensates investors for default risk. If the Federal Reserve Board is finished with its interest rate hikes, that could be the catalyst for a strong second half, as the high-yield market has historically done quite well in stable rate environments.

  At June 30, 2000, communications and media remained our largest broad industry category, equaling 26.2% of the Fund's total market value. Of the more narrowly classified sectors, the largest industries were: communications, 12.8%; utilities/independent power producers, 12.0%; cable (domestic & international), 10.5%; and paper/packaging, 10.2%. Foreign bonds totaled 24.6% of the Fund's market value, with emerging market issues (primarily Latin American corporate bonds) accounting for 12.4% of market value. At June 30, 2000, the average maturity of the Fund was 6.5 years, and cash and cash equivalents amounted to 7.3% of net assets.

IN CONCLUSION

  We appreciate your investment in High Current Income Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President

/s/ Robert F. Murray
Robert F. Murray
Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

                       PERIOD COVERED                         % RETURN
----------------------------------------------------------------------
Year Ended 6/30/00                                              +1.07%
----------------------------------------------------------------------
Five Years Ended 6/30/00                                         +5.87
----------------------------------------------------------------------
Ten Years Ended 6/30/00                                          +9.73
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -1.07%          +1.07%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.7%   B         B2       $ 3,000,000      L-3 Communications Corp., 10.375% due
                                                                  5/01/2007...................................  $  3,052,500
----------------------------------------------------------------------------------------------------------------------------
AIRLINES--0.8%              BB-       Ba3        4,000,000      USAir Inc., 10.375% due 3/01/2013.............     3,638,952
----------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.7%            NR*       NR*        5,000,000      Breed Technologies Inc., 9.25% due
                                                                  4/15/2008(c)................................        31,250
                            B         B2           750,000      Dura Operating Corporation, 9% due
                                                                  5/01/2009...................................       652,500
                            B         B2         3,000,000      Venture Holdings Trust, 11% due 6/01/2007.....     2,310,000
                                                                                                                ------------
                                                                                                                   2,993,750
----------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE &                BB        Ba2        3,000,000      Federal--Mogul Corporation, 7.50% due
EQUIPMENT--0.5%                                                   1/15/2009...................................     2,057,559
----------------------------------------------------------------------------------------------------------------------------
BROADCASTING--              B         B1         3,000,000      Chancellor Media Corp., 9% due 10/01/2008.....     3,090,000
RADIO & TV--1.5%
                            B-        B3         2,000,000      Cumulus Media, Inc., 10.375% due 7/01/2008....     1,690,000
                            B         B2         2,000,000      Sinclair Broadcasting Group Inc., 10% due
                                                                  9/30/2005...................................     1,910,000
                                                                                                                ------------
                                                                                                                   6,690,000
----------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--1.2%    B         B2         2,500,000      NCI Building Systems Inc., 9.25% due
                                                                  5/01/2009...................................     2,350,000
                            B-        B3         3,000,000      Tapco International Corporation, 12.50% due
                                                                  8/01/2009(e)................................     3,045,000
                                                                                                                ------------
                                                                                                                   5,395,000
----------------------------------------------------------------------------------------------------------------------------
CABLE--2.5%                                                     Century Communications Corporation:
                            BB-       B1         3,000,000        9.50% due 3/01/2005.........................     2,872,500
                            BB-       B1         2,500,000        8.375% due 12/15/2007.......................     2,200,000
                            B+        B2         2,500,000      Charter Communications Holdings, 10% due
                                                                  4/01/2009...................................     2,412,500
                            B+        B1         4,000,000      Olympus Communications LP/Capital Corp.,
                                                                  10.625% due 11/15/2006......................     3,960,000
                                                                                                                ------------
                                                                                                                  11,445,000
----------------------------------------------------------------------------------------------------------------------------
CABLE--                                                         Australis Media Ltd.(c):
INTERNATIONAL--4.2%         D         NR*          136,859        15.75% due 5/15/2003........................         1,368
                            D         NR*        8,000,000        15.75% due 5/15/2003 (j)....................        80,000
                            BB        B1         2,000,000      Cablevision SA, 13.75% due 5/01/2009..........     1,820,000
                            B+        B2         5,000,000      Globo Comunicacoes e Participacoes, Ltd.,
                                                                  10.50% due 12/20/2006(e)....................     4,293,750
                            B-        B3         3,500,000      International Cabletel, Inc., 11.108% due
                                                                  2/01/2006(d)................................     3,228,750
                            B-        B3         2,000,000      NTL Incorporated, 10% due 2/15/2007...........     1,890,000
                            B+        B1         3,500,000      TeleWest Communications PLC, 11.37% due
                                                                  10/01/2007(d)...............................     3,333,750
                            B-        B3         5,000,000      United International Holdings, Inc., 10.75%
                                                                  due 2/15/2008(d)(i).........................     3,500,000
                            B         B2         2,000,000      United Pan-Europe Communications, 13.75% due
                                                                  2/01/2010(d)................................       940,000
                                                                                                                ------------
                                                                                                                  19,087,618
----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--2.2%         B+        B1         4,000,000      Bucyrus International, 9.75% due 9/15/2007....       795,000
                            B         B2         4,000,000      Columbus McKinnon Corp., 8.50% due
                                                                  4/01/2008...................................     3,440,000
                            B-        B3         4,500,000      International Wire Group, Inc., 11.75% due
                                                                  6/01/2005...................................     4,522,500
                            B-        B3         2,000,000      Trench Electric SA and Trench Inc., 10.25% due
                                                                  12/15/2007..................................     1,402,500
                                                                                                                ------------
                                                                                                                  10,160,000
----------------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.8%             BB-       Ba3        3,500,000      ISP Holdings Inc., 9.75% due 2/15/2002........     3,403,750
                                                                Lyondell Chemical Company:
                            BB        Ba3        3,000,000      9.875% due 5/01/2007(e).......................     2,962,500
                            B+        B2         2,000,000      10.875% due 5/01/2009.........................     1,990,000
                                                                                                                ------------
                                                                                                                   8,356,250
----------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.4%        B-        B3         2,500,000      Satelites Mexicanos SA, 10.125% due
                                                                  11/01/2004..................................     1,675,000
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--         BB-       Ba3      $ 4,000,000      Amkor Technologies Inc., 9.25% due
ELECTRONICS--2.4%                                                 5/01/2006...................................  $  3,945,000
                            CCC       Caa1       3,000,000      Dictaphone Corp., 11.75% due 8/01/2005........     3,045,000
                            B         B2         4,000,000      Hadco Corporation, 9.50% due 6/15/2008........     4,030,000
                                                                                                                ------------
                                                                                                                  11,020,000
----------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.6%         B-        B3         3,000,000      Eagle-Picher Industries, 9.375% due
                                                                  3/01/2008...................................     2,550,000
----------------------------------------------------------------------------------------------------------------------------
CONSUMER--SERVICES--0.3%    B-        Caa1       2,000,000      Protection One Alarm Monitoring, 8.125% due
                                                                  1/15/2009(e)................................     1,240,000
----------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--0.6%     B         B3         3,000,000      Corning Consumer Products,
                                                                  9.625% due 5/01/2008........................     1,950,000
                            CCC+      Caa1       1,500,000      Syratech Corp., 11% due 4/15/2007.............       840,000
                                                                                                                ------------
                                                                                                                   2,790,000
----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED--1.9%           B         B1           500,000      Applied Power Inc., 8.75% due 4/01/2009.......       517,500
                            B-        B3         5,000,000      Blount Inc., 13% due 8/01/2009................     5,100,000
                            B-        B2         1,000,000      Koppers Industries, Inc., 9.875% due
                                                                  12/01/2007..................................       922,500
                            NR*       Caa1       4,000,000      RBX Corp, 12% due 1/15/2003...................     2,200,000
                                                                                                                ------------
                                                                                                                   8,740,000
----------------------------------------------------------------------------------------------------------------------------
ENERGY--5.8%                B-        B3         2,000,000      Bellwether Exploration, 10.875% due
                                                                  4/01/2007...................................     1,792,500
                            B         B3         4,500,000      Benton Oil and Gas Co., 11.625% due
                                                                  5/01/2003...................................     3,262,500
                            B         B2         1,000,000      Chesapeake Energy Corp., 9.125% due
                                                                  4/15/2006...................................       920,000
                            B         B3         2,500,000      Clark USA Inc., 10.875% due 12/01/2005........     1,375,000
                            B-        Caa1       4,000,000      Energy Corp. of America, 9.50% due
                                                                  5/15/2007...................................     2,560,000
                            B-        Caa2       5,000,000      Northern Offshore ASA, 10% due 5/15/2005......     3,100,000
                            B+        B1         3,500,000      Parker Drilling Co., 9.75% due 11/15/2006.....     3,386,250
                            NR*       B2         2,000,000      Petroleo Brasileiro SA, 10% due
                                                                  10/17/2006(e)...............................     1,965,000
                            BB        Ba3          300,000      Port Arthur Finance Corporation, 12.50% due
                                                                  1/15/2009...................................       291,000
                            CCC-      Caa2       3,500,000      Southwest Royalties Inc., 10.50% due
                                                                  10/15/2004..................................     2,240,000
                            BB-       B1         3,000,000      Tesoro Petroleum Corp., 9% due 7/01/2008......     2,850,000
                            B-        B3         1,500,000      United Refining Co., 10.75% due 6/15/2007.....       900,000
                            B         B2         2,500,000      Universal Compression Inc., 9.875% due
                                                                  2/15/2008(d)................................     1,800,000
                                                                                                                ------------
                                                                                                                  26,442,250
----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.2%         B+        B1         1,500,000      Intrawest Corporation, 10.50% due 2/01/2010...     1,530,000
                            B-        B3         4,000,000      Premier Parks Inc., 9.75% due 6/15/2007.......     3,850,000
                                                                                                                ------------
                                                                                                                   5,380,000
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.2%    CCC-      Caa3       2,000,000      Amresco Inc., 9.875% due 3/15/2005............     1,010,000
----------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--1.0%       BB        Ba2        1,000,000      Canandaigua Brands, 8.625% due 8/01/2006......       987,500
                            B         B1         4,500,000      Chiquita Brands International Inc., 9.125% due
                                                                  3/01/2004...................................     3,532,500
                                                                                                                ------------
                                                                                                                   4,520,000
----------------------------------------------------------------------------------------------------------------------------
GAMING--1.7%                D         Caa1       4,000,000      GB Property Funding Corp., 10.875% due
                                                                  1/15/2004(c)................................     2,440,000
                                                                Jazz Casino Co. LLC:
                            NR*       NR*        2,122,118      1.459% due 11/15/2009(a)(g)...................       360,760
                            NR*       NR*          189,000        Contingent Notes due 11/15/2009(h)..........             0
                            B-        B3         5,000,000      Trump Atlantic City Associates/Funding Inc.,
                                                                  11.25% due 5/01/2006........................     3,525,000
                            B-        Caa1       1,500,000      Venetian Casino/LV Sands, 12.25% due
                                                                  11/15/2004..................................     1,515,000
                                                                                                                ------------
                                                                                                                   7,840,760
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
HEALTH SERVICES--4.3%       B+        B1       $ 4,000,000      Beverly Enterprises Inc., 9% due 2/15/2006....  $  3,300,000
                            BB+       Ba2        2,000,000      Columbia HCA/Healthcare Corp., 7.15% due
                                                                  3/30/2004...................................     1,860,000
                            CCC+      B3         3,000,000      Extendicare Health Services, 9.35% due
                                                                  12/15/2007..................................     1,260,000
                            B+        ba3        3,000,000      Fresenius Medical Capital Trust II, 7.875% due
                                                                  2/01/2008...................................     2,670,000
                            BB        Ba3        4,000,000      ICN Pharmaceuticals Inc., 8.75% due
                                                                  11/15/2008(e)...............................     3,940,000
                            B-        Caa1       2,000,000      Magellan Health Services, 9% due 2/15/2008....     1,010,000
                            D         C          2,500,000      Mariner Post - Acute Network, 9.50% due
                                                                  11/01/2007(c)...............................        25,000
                            B+        B2         3,000,000      Quest Diagnostic Inc., 10.75%
                                                                  due 12/15/2006..............................     3,112,500
                            BB-       Ba3        2,500,000      Tenet Healthcare Corp., 8.625% due
                                                                  1/15/2007...................................     2,387,500
                                                                                                                ------------
                                                                                                                  19,565,000
----------------------------------------------------------------------------------------------------------------------------
HOTELS--0.4%                BB        Ba2        2,000,000      HMH Properties, Inc., 8.45% due 12/01/2008....     1,852,500
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER                                               AES Corporation:
PRODUCERS--5.5%
                            B+        Ba3        5,000,000      10.25% due 7/15/2006..........................     4,987,500
                            BB        Ba1        3,000,000      9.50% due 6/01/2009...........................     2,940,000
                            BBB-      Ba1        2,000,000      AES Eastern Energy, 9% due 1/02/2017..........     1,874,800
                            BB        Ba2        6,000,000      Caithness Coso Fund Corp., 9.05% due
                                                                  12/15/2009..................................     5,925,000
                            BB+       Ba1        1,500,000      Calpine Corporation, 8.75% due 7/15/2007......     1,456,875
                            BB+       Ba1        2,500,000      Cogentrix Energy Inc., 8.75% due 10/15/2008...     2,390,625
                            BB        Ba1        2,700,000      ESI Tractebel Acquisition Corp., 7.99% due
                                                                  12/30/2011..................................     2,390,391
                            BB        Ba3          250,000      Midland Funding II, 11.75% due 7/23/2005......       279,855
                            BB+       Ba1        3,000,000      Monterrey Power, SA de CV, 9.625% due
                                                                  11/15/2009(e)...............................     2,760,000
                                                                                                                ------------
                                                                                                                  25,005,046
----------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                B         NR*       10,000,000      Anthony Crane Rentals, 13.375% due
SERVICES--2.3%                                                    8/01/2003(d)................................     4,225,000
                            B         B3         1,000,000      Anthony Crane Rental LP, 10.375% due
                                                                  8/01/2008...................................       642,500
                            B         B3         4,000,000      Neff Corp., 10.25% due 6/01/2008..............     2,480,000
                            CCC+      Caa1       8,000,000      Thermadyne Holdings Corp., 12.50% due
                                                                  6/01/2008(d)................................     2,880,000
                                                                                                                ------------
                                                                                                                  10,227,500
----------------------------------------------------------------------------------------------------------------------------
INTERNET TRANSPORT--0.8%    B-        B3         4,000,000      PSINet, Inc., 10% due 2/15/2005...............     3,680,000
----------------------------------------------------------------------------------------------------------------------------
MACHINERY--0.7%             CCC+      B3         4,000,000      Numatics Inc., 9.625% due 4/01/2008...........     3,200,000
----------------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.0%       CC        Ca         3,000,000      AEI Resources Inc., 11.50% due
                                                                  12/15/2006(e)...............................       300,000
                            B-        B3         5,000,000      Great Lakes Carbon Corp., 11.75% due
                                                                  5/15/2008(a)................................     4,350,000
                            CCC+      B3         4,500,000      Kaiser Aluminum & Chemical Corp., 12.75% due
                                                                  2/01/2003...................................     4,128,750
                            B         B2         5,000,000      P & L Coal Holdings Corp., 9.625% due
                                                                  5/15/2008...................................     4,637,500
                                                                                                                ------------
                                                                                                                  13,416,250
----------------------------------------------------------------------------------------------------------------------------
PACKAGING--6.4%             B         B2         7,000,000      Consolidated Container Company, 10.125% due
                                                                  7/15/2009...................................     6,930,000
                            B         B3         3,500,000      Huntsman Packaging Corporation, 13% due
                                                                  6/01/2010(e)................................     3,605,000
                            CCC+      Caa2       4,500,000      Indesco International, 9.75% due 4/15/2008....     1,665,000
                            BB+       Ba1        2,000,000      Owens-Illinois Inc., 8.10% due 5/15/2007......     1,847,656
                            B         B3         4,000,000      Portola Packaging Inc., 10.75% due
                                                                  10/01/2005..................................     3,500,000
                                                                Silgan Holdings, Inc.:
                            B         NR*        2,810,000      13.25% due 7/15/2006(a).......................     2,999,675
                            B         B1         1,000,000      9% due 6/01/2009..............................       945,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
PACKAGING                   B-        B3       $ 6,500,000      Tekni-Plex Inc., 12.75% due 6/15/2010(e)......  $  6,500,000
(CONCLUDED)                 B+        Ba3        1,000,000      Vicap SA, 11.375% due 5/15/2007...............       880,000
                                                                                                                ------------
                                                                                                                  28,872,331
----------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST              B         B2         3,000,000      Ainsworth Lumber Company, 12.50% due
PRODUCTS--2.8%                                                    7/15/2007(a)................................     2,977,500
                            B         B2         2,000,000      Container Corp. of America, 10.75% due
                                                                  5/01/2002...................................     2,000,000
                                                                Doman Industries Limited:
                            B+        B3         1,700,000      12% due 7/01/2004.............................     1,700,000
                            B         Caa1       5,000,000      9.25% due 11/15/2007..........................     3,650,000
                            CCC+      B3         4,000,000      Pindo Deli Financial Mauritius, 10.75% due
                                                                  10/01/2007..................................     2,400,000
                                                                                                                ------------
                                                                                                                  12,727,500
----------------------------------------------------------------------------------------------------------------------------
PRINTING &                  BB-       Ba3        2,000,000      Primedia, Inc., 7.625% due 4/01/2008..........     1,780,000
PUBLISHING--0.4%
----------------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.2%           BB        NR*        1,000,000      FM 1993A Corp., 9.75% due 11/01/2003..........     1,000,000
----------------------------------------------------------------------------------------------------------------------------
STEEL--2.3%                 NR*       B2         5,000,000      CSN Iron SA, 9.125% due 6/01/2007(e)..........     4,037,500
                            CC        Caa3         750,000      Republic Technologies, 13.75% due
                                                                  7/15/2009(c)................................       132,187
                            B         B2         3,500,000      Weirton Steel Corp., 10.75% due 6/01/2005.....     3,325,000
                            B+        B2         3,500,000      Wheeling Pittsburgh Corp., 9.25% due
                                                                  11/15/2007..................................     2,677,500
                                                                                                                ------------
                                                                                                                  10,172,187
----------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.4%          BB        B1         2,000,000      Disco SA, 9.875% due 5/15/2008................     1,685,000
----------------------------------------------------------------------------------------------------------------------------
TELEPHONY--                 NR*       NR*        3,000,000      Comtel Brasileira Ltd., 10.75%
COMPETITIVE LOCAL                                               due 9/26/2004(e)..............................     2,850,000
EXCHANGE CARRIERS--         B+        B1         4,000,000      Energis PLC, 9.75% due 6/15/2009..............     3,920,000
4.5%
                            CCC+      Caa1       7,750,000      GT Group Telecom, 0% due 2/01/2005(e).........     4,301,250
                            B         B2         2,000,000      Intermedia Communications Inc., 8.60% due
                                                                  6/01/2008...................................     1,850,000
                            B         B3         3,000,000      Level 3 Communications Inc., 9.125% due
                                                                  5/01/2008...................................     2,692,500
                            B-        B3         3,000,000      Metricom Inc., 13% due 2/15/2010..............     2,055,000
                            NR*       B2         3,000,000      Nextlink Communications, 9.45% due
                                                                  4/15/2008(d)................................     1,830,000
                            BBB-      B1         1,000,000      Telefonica de Argentina, 11.875% due
                                                                  11/01/2004..................................     1,050,000
                                                                                                                ------------
                                                                                                                  20,548,750
----------------------------------------------------------------------------------------------------------------------------
TEXTILES--0.9%              B-        B3         2,800,000      Anvil Knitwear Inc., 10.875% due 3/15/2007....     2,464,000
                            B         Ca         2,000,000      Galey & Lord, Inc., 9.125% due 3/01/2008......       890,000
                            D         Ca         4,000,000      Polysindo International Finance Company BV,
                                                                  9.375% due 7/30/2007(c).....................       600,000
                                                                                                                ------------
                                                                                                                   3,954,000
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.7%        BB-       NR*        6,000,000      Autopistas del Sol SA, 10.25% due
                                                                  8/01/2009(e)................................     4,620,000
                            BB-       B1         6,000,000      GS Superhighway Holdings, 10.25% due
                                                                  8/15/2007...................................     4,080,000
                            B         NR*        4,500,000      MRS Logistica SA, 10.625% due 8/15/2005(e)....     3,532,500
                            BB-       B1         4,000,000      Sea Containers Ltd., 12.50% due 12/01/2004....     3,150,000
                            B-        B2         5,700,000      Transtar Holdings LP, 13.375% due
                                                                  12/15/2003(d)...............................     5,650,125
                                                                                                                ------------
                                                                                                                  21,032,625
----------------------------------------------------------------------------------------------------------------------------
UTILITIES--5.2%                                                 Azurix Corporation(e):
                            BB        Ba3        1,000,000      10.375% due 2/15/2007.........................       965,000
                            BB        Ba3        2,000,000      10.75% due 2/15/2010..........................     1,925,000
                            NR*       NR*        2,500,000      CIA Saneamento Basico, 10% due 7/28/2005(e)...     2,150,000
                            BB        Ba3        2,000,000      CMS Energy Corp., 7.50% due 1/15/2009.........     1,789,074
                            B         B1         1,000,000      Empresa Electricidad del Norte, 10.50% due
                                                                6/15/2005(e)..................................       400,000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                        CORPORATE BONDS                     VALUE
----------------------------------------------------------------------------------------------------------------------------
UTILITIES                   B+        B2       $ 3,500,000      Espirito Santo-Escelsa, 10% due 7/15/2007.....  $  2,730,000
(CONCLUDED)                 B+        NR*        3,000,000      Inversora de Electrica, 9% due 9/16/2004(e)...     1,200,000
                            BBB-      B1         4,000,000      MetroGas SA, 12% due 8/15/2000................     4,000,000
                            BBB       Baa3       2,400,000      Niagara Mohawk Power Corp., 8.77% due
                                                                  1/01/2018...................................     2,472,144
                            BB        Ba2        2,911,800      TransGas de Occidente SA, 9.79% due
                                                                  11/01/2010(e)(f)............................     2,103,775
                                                                +Tucson Electric & Power Co.(f):
                            NR*       NR*        3,375,689      10.211% due 1/01/2009.........................     3,457,989
                            NR*       NR*          500,000      10.732% due 1/01/2013.........................       520,320
                                                                                                                ------------
                                                                                                                  23,713,302
----------------------------------------------------------------------------------------------------------------------------
WASTE                                                           Allied Waste North America:
MANAGEMENT--1.4%            BB-       Ba3        4,000,000      7.375% due 1/01/2004..........................     3,625,000
                            B+        B2         2,500,000      10% due 8/01/2009.............................     2,087,500
                            NR*       Ca         3,500,000      Mid-American Waste Systems, Inc., 12.25% due
                                                                  2/15/2003(c)................................       105,000
                            D         Ca         4,000,000      Safety-Kleen Services, 9.25% due 6/01/2008....       320,000
                                                                                                                ------------
                                                                                                                   6,137,500
----------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   B-        B3         2,000,000      Spectrasite Holdings Inc.,
DOMESTIC PAGING &
CELLULAR--0.6%

                                                                10.75% due 3/15/2010..........................     1,995,000
                            B-        B2           650,000      Voicestream Wireless Company, 10.375% due
                                                                  11/15/2009..................................       672,750
                                                                                                                ------------
                                                                                                                   2,667,750
----------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--   NR*       B3         4,050,000      ClearNet Communications, Inc., 11.24% due
INTERNATIONAL PAGING &
CELLULAR--3.8%

                                                                5/01/2009(d)..................................     2,430,000
                            B-        Caa1       7,505,000      McCaw International Ltd., 12.484% due
                                                                  4/15/2007(d)................................     5,703,800
                            B-        Caa1       8,000,000      Millicom International Cellular SA, 13.31% due
                                                                  6/01/2006(d)................................     6,880,000
                            BBB       Ba3        2,000,000      Orange PLC, 9% due 6/01/2009..................     2,040,000
                                                                                                                ------------
                                                                                                                  17,053,800
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN CORPORATE BONDS--82.8%
                                                                (COST--$460,130,266)                             374,375,680
----------------------------------------------------------------------------------------------------------------------------
                                                 SHARES
                                                  HELD                         PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO & TV--0.3%                       1,754      Cumulus Media, Inc. (Series A), 13.75%(a).....  $  1,429,510
----------------------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--1.7%                               73,408      CSC Holdings Inc., (Series A)(a)..............     7,726,192
----------------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--1.0%                           4,547      NTL Incorporated (Series B)(a)................     4,547,000
----------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.0%                                  2,419      Clark Material Handling(a)....................         3,024
----------------------------------------------------------------------------------------------------------------------------
ENERGY--0.1%                                         2,642      +Clark USA Inc.(a)............................       528,400
----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.6%                           120,000      California Federal Bank (Series A)............     2,542,500
----------------------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.4%                         20,000      Primedia, Inc. (Series H).....................     1,720,000
----------------------------------------------------------------------------------------------------------------------------
STEEL--0.6%                                        120,000      USX Capital LLC (Series A)....................     2,790,000
----------------------------------------------------------------------------------------------------------------------------
TELEPHONY--COMPETITIVE LOCAL EXCHANGE                4,656      Intermedia Communications Inc.
CARRIERS--1.5%                                                    (Convertible)(a)............................     4,469,760
                                                    41,400      Nextlink Communications(a)....................     2,132,100
                                                                                                                ------------
                                                                                                                   6,601,860
----------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--DOMESTIC PAGING &           2,834      Nextel Communications, Inc. (Series D)(a).....     3,032,380
CELLULAR--0.7%
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN PREFERRED STOCKS--6.9%
                                                                (COST--$35,371,145)                               30,920,866
----------------------------------------------------------------------------------------------------------------------------
                                                                COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------------
ENERGY--0.2%                                        86,526      CHI Energy, Inc.(c)...........................       951,786
----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.3%                                 83,974      On Command Corporation(c).....................     1,159,891
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                                 SHARES
        INDUSTRY                                  HELD                          COMMON STOCKS                      VALUE
----------------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                        54,802      JCC Holding Company (Series A)(c).............  $     44,526
----------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.1%                                65,333      HMI(c)........................................       387,915
----------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--DOMESTIC PAGING &           9,190      Nextel Communications, Inc. (Class A)(c)......       562,313
CELLULAR--0.1%
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN COMMON STOCKS--0.7%
                                                                (COST--$6,045,998)                                 3,106,431
----------------------------------------------------------------------------------------------------------------------------
                                                                                 WARRANTS(B)
----------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.0%                                 29,830      On Command Corporation........................       121,184
----------------------------------------------------------------------------------------------------------------------------
HIGH TECHNOLOGY--0.0%                                  750      Republic Technologies.........................             8
----------------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY--0.0%                              17,307      Bradlees Inc..................................        21,634
----------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                   2,809      Grand Union Co................................           351
----------------------------------------------------------------------------------------------------------------------------
TELEPHONY--COMPETITIVE LOCAL                         3,000      Metricom Inc..................................         6,000
EXCHANGE CARRIERS--0.0%
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN WARRANTS--0.0%
                                                                (COST--$5,425,381)                                   149,177
----------------------------------------------------------------------------------------------------------------------------
                                                  FACE
                                                 AMOUNT                     SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--4.3%                       $19,438,000      General Motors Acceptance Corp., 7.13% due
                                                                  7/03/2000...................................    19,426,451
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                             6,170,000      Federal Farm Credit Bank, 6.42% due
OBLIGATIONS**--2.8%                                               7/13/2000...................................     6,155,696
                                                 6,500,000      Federal Home Loan Mortgage Corporation, 6.45%
                                                                  due 7/11/2000...............................     6,487,190
                                                                                                                ------------
                                                                                                                  12,642,886
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS IN SHORT-TERM
                                                                SECURITIES--7.1% (COST--$32,069,337)..........    32,069,337
----------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS--97.5%
                                                                (COST--$539,042,127)..........................   440,621,491
                                                                OTHER ASSETS LESS LIABILITIES--2.5%...........    11,371,450
                                                                                                                ------------
                                                                NET ASSETS--100.0%............................  $451,992,941
                                                                                                                ============
----------------------------------------------------------------------------------------------------------------------------

*
Not Rated.
**
Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)
Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
(b)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)
Non-income producing security.
(d)
Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(e)
The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f)
Subject to principal paydowns.
(g)
Floating rate note.
(h)
Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(i)
Each $1,000 face amount contains one warrant of United International Holdings, Inc.
(j)
Each $1,000 face amount contains one warrant of Australis Media Ltd.
+
Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $3,981,000, representing 0.9% of net assets.
--------------------------------------------------------------------------------

ISSUE                                                          ACQUISITION DATE(S)         COST         VALUE
----------------------------------------------------------------------------------------------------------------
Clark USA Inc...............................................   9/26/1997-3/20/2000      $2,420,916    $  528,400
Tucson Electric & Power Co.:
  10.211% due 1/01/2009.....................................   6/16/1993-6/01/1998       3,263,607     3,457,989
  10.732% due 1/01/2013.....................................             3/01/1993         461,050       520,320
----------------------------------------------------------------------------------------------------------------
TOTAL                                                                                   $6,145,573    $4,506,709
                                                                                        ==========    ==========
----------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$539,042,127).......               $440,621,491
Cash........................................................                        312
Receivables:
  Interest..................................................  $9,671,435
  Securities sold...........................................   4,513,958
  Dividends.................................................      43,125
  Capital shares sold.......................................      41,497     14,270,015
                                                              ----------
Prepaid expenses and other assets...........................                     42,736
                                                                           ------------
Total assets................................................                454,934,554
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   2,500,000
  Capital shares redeemed...................................     195,071
  Investment adviser........................................     164,615      2,859,686
                                                              ----------
Accrued expenses............................................                     81,927
                                                                           ------------
Total liabilities...........................................                  2,941,613
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $451,992,941
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
shares authorized+..........................................               $  4,984,825
Paid-in capital in excess of par............................                571,126,737
Undistributed investment income--net........................                  4,068,241
Accumulated realized capital losses on investments--net.....                (29,766,226)
Unrealized depreciation on investments--net.................                (98,420,636)
                                                                           ------------
NET ASSETS..................................................               $451,992,941
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $451,992,941 and 49,848,254
shares outstanding..........................................               $       9.07
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $ 24,120,190
Dividends...................................................                   1,780,065
Other income................................................                     155,002
                                                                            ------------
Total income................................................                  26,055,257
                                                                            ------------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,112,843
Accounting services.........................................      44,267
Professional fees...........................................      26,268
Custodian fees..............................................      22,750
Printing and shareholder reports............................      21,074
Pricing services............................................       6,409
Directors' fees and expenses................................       4,992
Transfer agent fees.........................................       2,591
Registration fees...........................................          24
Other.......................................................       3,719
                                                              ----------
Total expenses..............................................                   1,244,937
                                                                            ------------
Investment income--net......................................                  24,810,320
                                                                            ------------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................                 (16,892,630)
Change in unrealized depreciation on investments--net.......                 (13,323,683)
                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ (5,405,993)
                                                                            ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000   DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 24,810,320      $ 51,573,430
Realized gain (loss) on investments--net....................   (16,892,630)        2,376,311
Change in unrealized depreciation on investments--net.......   (13,323,683)      (24,647,862)
                                                              ------------      ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (5,405,993)       29,301,879
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................   (21,036,723)      (56,071,974)
In excess of investment income--net:
  Class A...................................................            --          (156,872)
                                                              ------------      ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (21,036,723)      (56,228,846)
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (19,955,923)        3,418,926
                                                              ------------      ------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (46,398,639)      (23,508,041)
Beginning of period.........................................   498,391,580       521,899,621
                                                              ------------      ------------
End of period*..............................................  $451,992,941      $498,391,580
                                                              ============      ============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  4,068,241      $    294,644
                                                              ============      ============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                                  CLASS A+
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL      ---------------------------------------------------------------
STATEMENTS.
                                                         FOR THE SIX            FOR THE YEAR ENDED DECEMBER 31,
                                                        MONTHS ENDED    -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 2000     1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period................      $   9.59      $  10.11     $  11.52     $  11.39     $  11.25
                                                          --------      --------     --------     --------     --------
Investment income--net..............................           .49          1.00         1.05         1.05         1.08
Realized and unrealized gain (loss) on
  investments--net..................................          (.59)         (.43)       (1.40)         .14          .12
                                                          --------      --------     --------     --------     --------
Total from investment operations....................          (.10)          .57         (.35)        1.19         1.20
                                                          --------      --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net............................          (.42)        (1.09)       (1.02)       (1.04)       (1.06)
  In excess of investment income--net...............            --            --++         --           --           --
  Realized gain on investments--net.................            --            --           --         (.02)          --
  In excess of realized gain on investments--net....            --            --         (.04)          --           --
                                                          --------      --------     --------     --------     --------
Total dividends and distributions...................          (.42)        (1.09)       (1.06)       (1.06)       (1.06)
                                                          --------      --------     --------     --------     --------
Net asset value, end of period......................      $   9.07      $   9.59     $  10.11     $  11.52     $  11.39
                                                          ========      ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..................        (1.07%)++      5.95%       (3.09%)      11.00%       11.27%
                                                          ========      ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses............................................          .53%*         .52%         .53%         .54%         .54%
                                                          ========      ========     ========     ========     ========
Investment income--net..............................        10.55%*       10.10%        9.52%        9.11%        9.50%
                                                          ========      ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)............      $451,993      $498,392     $521,900     $553,946     $414,615
                                                          ========      ========     ========     ========     ========
Portfolio turnover..................................        13.05%        23.14%       33.63%       53.63%       48.92%
                                                          ========      ========     ========     ========     ========
-----------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Amount is less than $.01 per share.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--HIGH CURRENT INCOME FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. High Current Income Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (d) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates. Dividends in excess of net investment income are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Prime Bond Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and
 .40% of such average daily net assets in excess of $750 million. For the six months ended June 30, 2000, the aggregate average daily net assets of the Fund and Prime Bond Fund was approximately $1,004,392,000.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily

--------------------------------------------------------------------------------

net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $1,289 for providing security price quotations to compute the Fund's net asset value.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.
3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $55,391,779 and $65,528,341, respectively.

  Net realized losses for the six months ended June 30, 2000 and net unrealized losses as of June 30, 2000 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Losses         Losses
------------------------------------------------------------------
Long-term investments................  $(16,892,630)  $(98,420,636)
                                       ------------   ------------
Total................................  $(16,892,630)  $(98,420,636)
                                       ============   ============
------------------------------------------------------------------

  At June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $98,420,636, of which $3,765,601 related to appreciated securities and $102,186,237 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $539,042,127.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2000                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      408,014    $  3,805,789
Shares issued to shareholders in
 reinvestment of dividends............    2,290,276      21,036,723
                                         ----------    ------------
Total issued..........................    2,698,290      24,842,512
Shares redeemed.......................   (4,834,518)    (44,798,435)
                                         ----------    ------------
Net decrease..........................   (2,136,228)   $(19,955,923)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,998,107    $ 39,668,944
Shares issued to shareholders in
 reinvestment of dividends...........   5,721,115      56,228,846
                                       ----------    ------------
Total issued.........................   9,719,222      95,897,790
Shares redeemed......................  (9,358,501)    (92,478,864)
                                       ----------    ------------
Net increase.........................     360,721    $  3,418,926
                                       ==========    ============
-----------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $12,742,000, of which $3,029,000 expires in 2006 and $9,713,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. SUBSEQUENT EVENT:

On July 3, 2000, the Company's Board of Directors declared an ordinary income dividend in the amount of $.085624 per Class A Share, payable on July 3, 2000 to shareholders of record as of July 3, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
DEAR SHAREHOLDER:

  For the six months ended June 30, 2000, Index 500 Fund's Class A Shares had a total return of -0.59%. Since inception (December 13, 1996) through June 30, 2000, the Fund's Class A Shares produced a total return of +107.53%. The Fund's benchmark, the unmanaged Standard & Poor's 500 Composite (S&P 500) Index, produced a total return of +0.42% for the first six months of 2000, and +110.27% from December 13, 1996 to June 30, 2000.

THE ENVIRONMENT

  One of the most prominent features of the US equity market during the first half of 2000 was the continued heightened level of volatility. Inflationary fears combined with several rounds of interest rate increases by the Federal Reserve Board kept investors wary of the market's ability to sustain the year-end rally of 1999. Having closed 1999 at an all-time high of 1469.25, the S&P 500 Index drifted lower for much of January and February. The Index then surged during the last half of March, and managed to post a positive total return for the year's first quarter. Between March 14, 2000 and the end of the month, the S&P 500 Index added nearly 140 points (a nearly 10% advance) to close March at 1498.58, after briefly passing the 1500 level for the first time. In the first quarter overall, strong returns in the S&P 500 Index's technology sector, and to a lesser extent its energy group, powered this first-quarter advance and allowed the S&P 500 Index to overcome weakness in nearly all other sectors.

  Although the technology group posted strong returns during the first quarter, the period ended on a note of weakness, which turned into a full-blown correction for this sector in early April. This dragged the entire market down with it, and by April 14 the S&P 500 Index had dropped more than 170 points off its all-time high. Although the market staged a recovery in the last two weeks of April, the S&P 500 Index posted a loss of more than 3% during the month. Despite several days of 2% gains and losses during the next two months, the S&P 500 Index ended the first half of the year little changed from the level at which it ended the month of April. On June 30, the S&P 500 Index stood at 1454.60, about 1% below its level on December 31, 1999.

PORTFOLIO MATTERS

  The Fund finished 1999 with record net assets of $586.4 million. By the end of June 2000, the Fund's net assets had increased modestly to $594.3 million. This growth resulted from the net inflow of new cash into the Fund, which was sufficient to overcome the slight decline in the market during this period.

  The principal investments of the Fund are a fully replicating portfolio of all 500 stocks in the S&P 500 Index and a long position in S&P 500 Index futures contracts. At the end of June, the Fund's equity portfolio was valued at $590.0 million, representing more than 99% of the Fund's net assets. In addition, the Fund held a long position of S&P 500 September 2000 futures contracts with an underlying value of $5.1 million. Through its holdings of equities and futures contracts, it is the Fund's goal to be 100% invested in the S&P 500 Index at all times.

  Composition activity continued at a rapid pace during the first half of 2000. During the first quarter of the year, we added the following equities to the portfolio in response to their addition to the S&P 500 Index: NCR Corporation, Young & Rubicam Inc., Biogen, Inc., Harley-Davidson, Inc., Conexant Systems, Inc., Sabre Holdings Corporation and Linear Technology Corp. The second quarter of the year was even more active in terms of composition changes to the S&P 500 Index. During this period, we added the following securities to the Fund's equity portfolio as a result of their inclusion in the Index: VERITAS Software Corporation, Altera Corporation, Siebel Systems, Inc., Sapient Corporation, Maxim Integrated Products, Inc., American Power Conversion Corporation, Agilent Technologies, Inc., Starbucks Corporation, Convergys Corporation, MedImmune, Inc., Charter One Financial, Inc., Novellus Systems, Inc., Sanmina Corporation, Tiffany & Co., Mercury Interactive Corporation, Visteon Corporation and Broadcom Corporation.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Index 500 Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Eric S. Mitofsky
Eric S. Mitofsky
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       + 6.89%
--------------------------------------------------------------------------------
Inception (12/13/96) to 6/30/00                                           +22.85
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   -0.59%          +6.89%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
+3Com Corporation..............   16,500  $    950,813
+ADC Telecommunications,
  Inc. ........................   15,866     1,330,761
+The AES Corporation...........   20,092       916,697
AFLAC Incorporated.............   12,523       575,275
ALLTEL Corporation.............   14,835       918,843
+ALZA Corporation..............    4,780       282,617
+AMR Corporation...............    7,058       186,596
AT&T Corp. ....................  176,496     5,581,688
Abbott Laboratories............   72,884     3,247,893
+Adaptec, Inc. ................    4,902       111,520
Adobe Systems Incorporated.....    5,590       726,001
Adolph Coors Company (Class
  B)...........................    1,720       104,060
+Advanced Micro Devices,
  Inc. ........................    7,213       557,204
Aetna Inc. ....................    6,628       425,435
+Agilent Technologies, Inc. ...   21,368     1,575,890
Air Products and Chemicals,
  Inc. ........................   10,812       333,145
Alberto-Culver Company (Class
  B)...........................    2,641        80,716
Albertson's, Inc. .............   19,963       663,770
Alcan Aluminium Ltd. ..........   10,349       320,819
Alcoa Inc. ....................   40,631     1,178,299
Allegheny Technologies
  Incorporated.................    3,932        70,776
Allergan Inc. .................    6,107       454,971
+Allied Waste Industries,
  Inc. ........................    8,906        89,060
The Allstate Corporation.......   35,024       779,284
+Altera Corporation............    9,447       963,004
Amerada Hess Corporation.......    4,306       265,895
Ameren Corporation.............    6,490       219,037
+America Online, Inc. .........  108,063     5,700,323
American Electric Power
  Company, Inc. ...............   15,094       447,160
American Express Company.......   62,964     3,281,998
American General Corporation...   11,677       712,297
American Greetings Corporation
  (Class A)....................    3,049        57,931
American Home Products
  Corporation..................   61,352     3,604,430
American International Group,
  Inc. ........................   72,501     8,518,867
+American Power Conversion
  Corporation..................    9,093       371,108
+Amgen Inc. ...................   48,295     3,392,724
AmSouth Bancorporation.........   18,480       291,060
Anadarko Petroleum
  Corporation..................    6,032       297,453
+Analog Devices, Inc. .........   16,640     1,264,640
+Andrew Corporation............    3,798       127,470
Anheuser-Busch Companies,
  Inc. ........................   21,296     1,590,545
Aon Corporation................   12,073       375,018
Apache Corporation.............    5,391       317,058
+Apple Computer, Inc. .........   15,234       797,881
+Applied Materials, Inc. ......   37,982     3,442,119
Archer-Daniels-Midland
  Company......................   28,319       277,880
Armstrong Holdings, Inc. ......    1,897        29,048
Ashland Inc. ..................    3,349       117,424
Associates First Capital
  Corporation (Class A)........   34,261       764,449
Autodesk, Inc. ................    2,721        94,385

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Automatic Data Processing,
  Inc. ........................   29,499  $  1,580,040
+AutoZone, Inc. ...............    6,293       138,446
Avery Dennison Corporation.....    5,324       357,373
Avon Products, Inc. ...........   11,192       498,044
BB&T Corporation...............   16,419       392,004
The B.F. Goodrich Company......    5,052       172,084
+BMC Software, Inc. ...........   11,515       420,118
Baker Hughes Incorporated......   15,567       498,144
Ball Corporation...............    1,438        46,286
Bank of America Corporation....   77,946     3,351,678
The Bank of New York Company,
  Inc. ........................   34,725     1,614,712
Bank One Corporation...........   53,947     1,432,967
Barrick Gold Corporation.......   18,631       338,851
Bausch & Lomb Incorporated.....    2,487       192,432
Baxter International Inc. .....   13,673       961,383
The Bear Stearns Companies
  Inc. ........................    5,203       216,575
Becton, Dickinson and
  Company......................   11,863       340,320
+Bed Bath & Beyond Inc. .......    6,608       239,540
Bell Atlantic Corporation......   72,702     3,694,170
BellSouth Corporation..........   88,507     3,772,611
Bemis Company, Inc. ...........    2,491        83,760
+Best Buy Co., Inc. ...........    9,639       609,667
Bestfoods......................   12,941       896,164
+Bethlehem Steel Corporation...    6,197        22,077
+Biogen, Inc. .................    6,940       447,630
Biomet, Inc. ..................    5,566       213,943
The Black & Decker
  Corporation..................    4,014       157,800
The Boeing Company.............   42,672     1,784,223
Boise Cascade Corporation......    2,701        69,888
+Boston Scientific
  Corporation..................   19,200       421,200
Briggs & Stratton
  Corporation..................    1,083        37,093
Bristol-Myers Squibb Company...   92,785     5,404,726
+Broadcom Corporation (Class
  A)...........................    9,430     2,079,610
Brown-Forman Corporation (Class
  B)...........................    3,255       174,956
Brunswick Corporation..........    4,162        68,933
Burlington Northern Santa Fe
  Corp. .......................   20,188       463,062
Burlington Resources Inc. .....   10,128       387,396
CIGNA Corporation..............    7,661       716,303
CMS Energy Corporation.........    5,174       114,475
CP&L, Inc. ....................    7,535       240,649
C.R. Bard, Inc. ...............    2,435       117,184
CSX Corporation................   10,337       219,015
CVS Corporation................   18,396       735,840
+Cabletron Systems, Inc. ......    8,595       217,024
Campbell Soup Company..........   19,872       578,772
Capital One Financial
  Corporation..................    9,251       412,826
Cardinal Health, Inc. .........   12,927       956,598
Carnival Corporation...........   28,440       554,580
Caterpillar Inc. ..............   16,432       556,634
+Cendant Corporation...........   33,921       474,894
Centex Corporation.............    2,812        66,082
CenturyTel, Inc. ..............    6,602       189,807
+Ceridian Corporation..........    6,844       164,684

                                       159
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SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
The Charles Schwab
  Corporation..................   64,063  $  2,154,118
Charter One Financial, Inc. ...    9,860       226,780
The Chase Manhattan
  Corporation..................   58,170     2,679,456
Chevron Corporation............   30,671     2,601,284
The Chubb Corporation..........    8,272       508,728
Cincinnati Financial
  Corporation..................    7,579       238,265
Cinergy Corp. .................    7,512       191,086
Circuit City Stores -- Circuit
  City Group...................    9,608       318,865
+Cisco Systems, Inc. ..........  327,199    20,797,586
Citigroup Inc. ................  158,724     9,563,121
+Citrix Systems, Inc. .........    8,724       165,211
+Clear Channel Communications,
  Inc. ........................   15,983     1,198,725
The Clorox Company.............   11,074       496,254
The Coastal Corporation........   10,074       613,255
The Coca-Cola Company..........  116,469     6,689,688
Coca-Cola Enterprises Inc. ....   19,783       322,710
Colgate-Palmolive Company......   27,130     1,624,409
Columbia Energy Group..........    3,840       252,000
+Comcast Corporation (Class
  A)...........................   42,251     1,711,165
Comerica Incorporated..........    7,365       330,504
Compaq Computer Corporation....   79,880     2,041,932
Computer Associates
  International, Inc. .........   27,690     1,417,382
+Computer Sciences
  Corporation..................    7,868       587,641
+Compuware Corporation.........   16,998       176,354
+Comverse Technology, Inc. ....    7,219       671,367
ConAgra, Inc. .................   23,191       442,078
+Conexant Systems, Inc. .......   10,225       497,191
Conoco Inc. (Class B)..........   29,369       721,376
Conseco, Inc. .................   15,299       149,165
Consolidated Edison, Inc. .....   10,011       296,576
+Consolidated Stores
  Corporation..................    5,186        62,232
Constellation Energy Group.....    7,049       229,533
+Convergys Corporation.........    7,190       372,981
Cooper Industries, Inc. .......    4,415       143,763
Cooper Tire & Rubber Company...    3,484        38,760
Corning Incorporated...........   13,009     3,510,804
+Costco Wholesale
  Corporation..................   20,965       691,845
Countrywide Credit Industries,
  Inc. ........................    5,339       161,838
Crane Co. .....................    2,855        69,412
Crown Cork & Seal Company,
  Inc. ........................    6,028        90,420
Cummins Engine Company, Inc. ..    1,983        54,037
DTE Energy Company.............    6,737       205,900
Dana Corporation...............    7,182       152,169
Danaher Corporation............    6,737       333,060
Darden Restaurants, Inc. ......    5,820        94,575
Deere & Company................   11,063       409,331
+Dell Computer Corporation.....  121,123     5,972,878
Delphi Automotive Systems
  Corporation..................   26,486       385,702
Delta Air Lines, Inc. .........    5,762       291,341
Deluxe Corporation.............    3,403        80,183
Dillard's, Inc. (Class A)......    4,402        53,925
Dollar General Corporation.....   15,480       301,860
Dominion Resources, Inc. ......   11,223       481,186
Dover Corporation..............    9,568       388,102

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
The Dow Chemical Company.......   31,866  $    961,955
Dow Jones & Company, Inc. .....    4,162       304,866
Duke Energy Corporation........   17,263       973,202
The Dun & Bradstreet
  Corporation..................    7,623       218,208
E.I. du Pont de Nemours and
  Company......................   49,254     2,154,862
+EMC Corporation...............  102,058     7,852,087
Eastern Enterprises............    1,258        79,254
Eastman Chemical Company.......    3,622       172,950
Eastman Kodak Company..........   14,602       868,819
Eaton Corporation..............    3,423       229,341
Ecolab Inc. ...................    6,111       238,711
Edison International...........   15,629       320,394
El Paso Energy Corporation.....   10,895       554,964
Electronic Data Systems
  Corporation..................   21,958       905,767
Eli Lilly and Company..........   53,131     5,306,459
Emerson Electric Co. ..........   20,073     1,211,907
Engelhard Corporation..........    6,025       102,802
Enron Corp. ...................   34,482     2,224,089
Entergy Corporation............   10,851       295,012
Equifax Inc. ..................    6,684       175,455
Exxon Mobil Corporation++......  163,762    12,855,317
+FMC Corporation...............    1,446        83,868
FPL Group, Inc. ...............    8,414       416,493
+FedEx Corp. ..................   13,673       519,574
Federal Home Loan Mortgage
  Association..................   32,695     1,324,147
Federal National Mortgage
  Association..................   47,380     2,472,644
+Federated Department Stores,
  Inc. ........................   10,050       339,187
Fifth Third Bancorp............   14,587       922,628
First Data Corporation.........   19,434       964,412
First Union Corporation........   46,127     1,144,526
FirstEnergy Corp. .............   10,884       254,413
Firstar Corporation............   45,621       960,892
FleetBoston Financial
  Corporation..................   42,384     1,441,056
Florida Progress Corporation...    4,650       217,969
Fluor Corporation..............    3,591       113,565
Ford Motor Company.............   56,698     2,438,014
Fort James Corporation.........    9,698       224,266
Fortune Brands, Inc. ..........    7,464       172,138
Franklin Resources, Inc. ......   11,456       347,976
+Freeport-McMoRan Copper &
  Gold, Inc. (Class B).........    7,565        69,976
GPU, Inc. .....................    5,719       154,770
GTE Corporation................   45,284     2,818,929
Gannett Co., Inc. .............   12,563       751,424
The Gap, Inc. .................   40,025     1,250,781
+Gateway Inc. .................   15,169       860,841
General Dynamics Corporation...    9,496       496,166
General Electric Company++.....  465,374    24,664,822
General Mills, Inc. ...........   13,712       524,484
General Motors Corporation.....   25,031     1,453,362
Genuine Parts Company..........    8,336       166,720
Georgia-Pacific Group..........    8,080       212,100
The Gillette Company...........   49,102     1,715,501
+Global Crossing Ltd. .........   41,469     1,091,153

                                       160
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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Golden West Financial
  Corporation..................    7,438  $    303,563
The Goodyear Tire & Rubber
  Company......................    7,372       147,440
The Great Atlantic & Pacific
  Tea Company, Inc. ...........    1,807        30,041
Great Lakes Chemical
  Corporation..................    2,576        81,144
+Guidant Corporation...........   14,447       715,126
H & R Block, Inc. .............    4,634       150,026
HCA-The Healthcare
  Corporation..................   26,230       796,736
H.J. Heinz Company.............   16,571       724,981
+HEALTHSOUTH Corporation.......   18,169       130,590
Halliburton Company............   20,892       985,841
Harcourt General, Inc. ........    3,353       182,319
Harley-Davidson, Inc. .........   14,284       549,934
+Harrah's Entertainment,
  Inc. ........................    5,736       120,097
The Hartford Financial Services
  Group, Inc. .................   10,130       566,647
Hasbro, Inc. ..................    8,114       122,217
Hercules Incorporated..........    5,006        70,397
Hershey Foods Corporation......    6,466       313,601
Hewlett-Packard Company........   47,042     5,874,370
Hilton Hotels Corporation......   17,325       162,422
The Home Depot, Inc. ..........  108,809     5,433,649
Homestake Mining Company.......   12,289        84,487
Honeywell International
  Inc. ........................   37,576     1,265,841
Household International,
  Inc. ........................   22,302       926,927
+Humana Inc. ..................    7,941        38,712
Huntington Bancshares
  Incorporated.................   10,441       165,098
IKON Office Solutions, Inc. ...    1,907         7,390
IMS Health Incorporated........   14,006       252,108
ITT Industries, Inc. ..........    4,166       126,542
Illinois Tool Works Inc. ......   14,214       810,198
+Inco Limited..................    8,591       132,087
Ingersoll-Rand Company.........    7,630       307,108
Intel Corporation..............  157,542    21,061,396
International Business Machines
  Corporation..................   83,394     9,136,855
International Flavors &
  Fragrances Inc. .............    4,847       146,319
International Paper Company....   22,729       677,610
The Interpublic Group of
  Companies, Inc. .............   14,219       611,417
J.C. Penney Company, Inc. .....   12,296       226,708
J.P. Morgan & Co.,
  Incorporated.................    7,652       842,677
Jefferson-Pilot Corporation....    4,860       274,286
Johnson & Johnson..............   65,427     6,665,376
Johnson Controls, Inc. ........    4,008       205,660
+KLA-Tencor Corporation........    8,749       512,363
Kansas City Southern
  Industries, Inc. ............    5,187       460,022
Kaufman and Broad Home
  Corporation..................    2,271        44,994
Kellogg Company................   19,156       569,891
Kerr-McGee Corporation.........    4,396       259,089
KeyCorp........................   20,494       361,207
Kimberly-Clark Corporation.....   26,134     1,499,438
+Kmart Corporation.............   22,627       154,146
Knight Ridder, Inc. ...........    3,672       195,304

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
+Kohl's Corporation............   15,421  $    857,793
+The Kroger Co. ...............   39,272       866,438
+LSI Logic Corporation.........   14,470       783,189
Leggett & Platt,
  Incorporated.................    9,275       153,038
Lehman Brothers Holdings,
  Inc. ........................    5,634       532,765
+Lexmark International Group,
  Inc. (Class A)...............    6,080       408,880
The Limited, Inc. .............   20,187       436,544
Lincoln National Corporation...    9,036       326,425
Linear Technology
  Corporation..................   14,654       936,940
Liz Claiborne, Inc. ...........    2,566        90,452
Lockheed Martin Corporation....   18,845       467,592
Loews Corporation..............    4,649       278,940
Longs Drug Stores Corporation..    1,837        39,955
Louisiana-Pacific
  Corporation..................    4,910        53,396
Lowe's Companies, Inc. ........   18,056       741,424
Lucent Technologies Inc. ......  153,178     9,075,796
MBIA, Inc. ....................    4,636       223,397
MBNA Corporation...............   37,710     1,022,884
MGIC Investment Corporation....    4,995       227,272
Mallinckrodt Inc. .............    3,162       137,349
+Manor Care, Inc. .............    4,869        34,083
Marriott International, Inc.
  (Class A)....................   11,293       407,254
Marsh & McLennan Companies,
  Inc. ........................   12,707     1,327,087
Masco Corporation..............   21,123       381,534
Mattel, Inc. ..................   20,023       264,053
+Maxim Integrated Products,
  Inc. ........................   13,278       902,074
The May Department Stores
  Company......................   15,680       376,320
Maytag Corporation.............    3,696       136,290
McDermott International,
  Inc. ........................    2,806        24,728
McDonald's Corporation.........   62,854     2,070,254
The McGraw-Hill Companies,
  Inc. ........................    9,169       495,126
McKesson HBOC, Inc. ...........   13,315       278,783
The Mead Corporation...........    4,834       122,059
+MedImmune, Inc. ..............    9,811       726,014
Medtronic, Inc. ...............   56,320     2,805,440
Mellon Financial Corporation...   23,153       843,637
Merck & Co., Inc. .............  108,159     8,287,683
+Mercury Interactive
  Corporation .................    3,740       361,845
Meredith Corporation...........    2,439        82,316
Merrill Lynch & Co., Inc.**....   18,260     2,099,900
+Micron Technology, Inc. ......   26,110     2,299,312
+Microsoft Corporation++.......  247,538    19,803,040
Millipore Corporation..........    2,131       160,624
Minnesota Mining and
  Manufacturing Company (3M)...   18,619     1,536,068
Molex Incorporated.............    9,260       445,638
Morgan Stanley Dean Witter &
  Co. .........................   53,223     4,430,815
Motorola, Inc. ................  101,272     2,943,218
+NCR Corporation...............    4,475       174,245
NICOR, Inc. ...................    2,262        73,798
Nabisco Group Holdings Corp. ..   15,391       399,204
National City Corporation......   28,514       486,520
+National Semiconductor
  Corporation..................    8,320       472,160

                                       161
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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
National Service Industries,
  Inc. ........................    1,963  $     38,279
+Navistar International
  Corporation..................    2,936        91,200
+Network Appliance, Inc. ......   14,361     1,156,061
New Century Energies, Inc. ....    5,417       162,510
The New York Times Company
  (Class A)....................    8,012       316,474
Newell Rubbermaid Inc. ........   12,537       322,828
Newmont Mining Corporation.....    7,900       170,838
+Nextel Communications, Inc.
  (Class A)....................   35,643     2,180,906
+Niagara Mohawk Holdings
  Inc. ........................    8,133       113,354
Nike, Inc. (Class B)...........   12,865       512,188
Nordstrom, Inc. ...............    6,347       153,121
Norfolk Southern Corporation...   18,007       267,854
Nortel Networks Corporation....  139,334     9,509,546
Northern States Power
  Company......................    7,373       148,842
Northern Trust Corporation.....   10,539       685,694
Northrop Grumman Corporation...    3,263       216,174
+Novell, Inc. .................   15,497       143,347
+Novellus Systems, Inc. .......    6,145       347,577
Nucor Corporation..............    4,043       134,177
ONEOK, Inc. ...................    1,378        35,742
Occidental Petroleum
  Corporation..................   17,370       365,856
+Office Depot, Inc. ...........   14,907        93,169
Old Kent Financial
  Corporation..................    6,458       172,766
Omnicom Group Inc. ............    8,402       748,303
+Oracle Corporation............  133,523    11,224,277
Owens Corning..................    2,556        23,643
+Owens-Illinois, Inc. .........    6,909        80,749
PACCAR Inc. ...................    3,607       143,153
PE Corp.-PE Biosystems Group...    9,801       645,641
PECO Energy Company............    7,995       322,298
PG&E Corporation...............   18,108       445,910
PNC Bank Corp. ................   13,688       641,625
PPG Industries, Inc. ..........    8,233       364,825
PPL Corporation................    6,790       148,956
+Pactiv Corporation............    7,964        62,717
Paine Webber Group Inc. .......    6,864       312,312
Pall Corporation...............    5,872       108,632
+Parametric Technology
  Corporation..................   12,967       142,637
Parker-Hannifin Corporation....    5,292       181,251
Paychex, Inc. .................   17,434       732,228
Peoples Energy Corporation.....    1,660        53,743
+PeopleSoft, Inc. .............   13,006       217,851
PepsiCo, Inc. .................   67,789     3,012,374
PerkinElmer, Inc. .............    2,312       152,881
Pfizer Inc. ...................  296,099    14,212,752
Pharmacia Corporation..........   59,711     3,086,312
Phelps Dodge Corporation.......    3,712       138,040
Philip Morris Companies
  Inc.++.......................  107,572     2,857,381
Phillips Petroleum Company.....   11,969       606,679
Pinnacle West Capital
  Corporation..................    4,005       135,669
Pitney Bowes Inc. .............   12,154       486,160
Placer Dome Inc. ..............   15,408       147,339
Polaroid Corporation...........    2,086        37,678
Potlatch Corporation...........    1,365        45,216

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Praxair, Inc. .................    7,419  $    277,749
The Procter & Gamble Company...   61,530     3,522,593
The Progressive Corporation....    3,455       255,670
Providian Financial
  Corporation..................    6,695       602,550
Public Service Enterprise Group
  Incorporated.................   10,199       353,140
Pulte Corporation..............    1,935        41,844
+QUALCOMM Incorporated.........   34,856     2,091,360
The Quaker Oats Company........    6,183       464,498
+Quintiles Transnational
  Corp. .......................    5,457        77,080
R.R. Donnelley & Sons
  Company......................    5,746       129,644
RadioShack Corporation.........    8,779       415,905
Ralston-Ralston Purina Group...   14,431       287,718
Raytheon Company (Class B).....   15,982       307,654
+Reebok International Ltd. ....    2,648        42,203
Regions Financial
  Corporation..................   10,399       206,680
Reliant Energy, Inc. ..........   13,971       413,018
Rite Aid Corporation...........   12,210        80,128
Rockwell International
  Corporation..................    8,886       279,909
Rohm and Haas Company..........   10,222       352,659
+Rowan Companies, Inc. ........    4,415       134,106
Royal Dutch Petroleum Company
  (NY Registered Shares).......  100,874     6,210,056
Russell Corporation............    1,562        31,240
Ryder System, Inc. ............    2,812        53,252
SAFECO Corporation.............    6,016       119,568
SBC Communications Inc. .......  160,001     6,920,043
SLM Holding Corporation........    7,381       276,326
SUPERVALU INC..................    6,175       117,711
SYSCO Corporation..............   15,671       660,141
Sabre Holdings Corporation.....    6,113       174,221
+Safeway Inc. .................   23,400     1,055,925
+Sanmina Corporation...........    6,963       595,337
+Sapient Corporation...........    2,704       289,159
Sara Lee Corporation...........   40,894       789,765
Schering-Plough Corporation....   68,879     3,478,390
Schlumberger Limited...........   26,770     1,997,711
Scientific-Atlanta, Inc. ......    7,426       553,237
+Seagate Technology, Inc. .....   10,715       589,325
The Seagram Company Ltd. ......   20,563     1,192,654
+Sealed Air Corporation........    3,939       206,305
Sears, Roebuck & Co. ..........   16,619       542,195
Sempra Energy..................    9,658       164,186
The Sherwin-Williams Company...    7,719       163,546
+Siebel Systems, Inc. .........    9,393     1,536,343
Sigma-Aldrich Corporation......    4,016       117,468
Snap-On Incorporated...........    2,765        73,618
+Solectron Corporation.........   28,045     1,174,384
SouthTrust Corporation.........    7,931       179,439
The Southern Company...........   30,512       711,311
Southwest Airlines Co. ........   23,345       442,096
Springs Industries, Inc. (Class
  A)...........................      871        28,035
Sprint Corp. (FON Group).......   41,235     2,102,985
+Sprint Corp. (PCS Group)......   43,056     2,561,832
+St. Jude Medical, Inc. .......    3,979       182,537
The St. Paul Companies,
  Inc. ........................    9,982       340,636

                                       162
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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
The Stanley Works..............    4,105  $     97,494
+Staples, Inc. ................   22,780       350,243
+Starbucks Corporation.........    8,627       329,444
State Street Corporation.......    7,544       800,136
Summit Bancorp.................    8,258       203,353
+Sun Microsystems, Inc. .......   74,618     6,785,574
Sunoco, Inc. ..................    4,187       123,255
SunTrust Banks, Inc. ..........   14,257       651,367
Synovus Financial Corp. .......   13,309       234,571
T. Rowe Price Associates,
  Inc. ........................    5,655       240,338
The TJX Companies, Inc. .......   14,139       265,106
TRW Inc. ......................    5,806       251,835
TXU Corp. .....................   12,403       365,889
Target Corporation.............   21,448     1,243,984
Tektronix, Inc. ...............    2,216       163,984
+Tellabs, Inc. ................   19,301     1,320,912
Temple-Inland, Inc. ...........    2,460       103,320
+Tenet Healthcare
  Corporation..................   14,677       396,279
+Teradyne, Inc. ...............    8,185       601,598
Texaco Inc. ...................   25,967     1,382,743
Texas Instruments
  Incorporated.................   76,959     5,286,121
Textron, Inc. .................    6,797       369,162
+Thermo Electron Corporation...    7,354       154,894
Thomas & Betts Corporation.....    2,689        51,427
Tiffany & Co. .................    3,429       231,458
Time Warner Inc. ..............   61,889     4,703,564
The Timken Company.............    2,901        54,031
Torchmark Corporation..........    6,041       149,137
Tosco Corporation..............    6,802       192,582
+Toys 'R' Us, Inc. ............   10,170       148,101
Transocean Sedco Forex Inc. ...    9,856       526,680
Tribune Company................   14,505       507,675
+Tricon Global Restaurants,
  Inc. ........................    6,934       195,886
Tupperware Corporation.........    2,735        60,170
Tyco International Ltd. .......   79,404     3,761,765
U S WEST, Inc. ................   23,882     2,047,882
U.S. Bancorp...................   35,363       680,738
+US Airways Group, Inc. .......    3,146       122,694
UST Inc. ......................    7,647       112,315
USX-Marathon Group.............   14,682       367,968
USX-U.S. Steel Group...........    4,178        77,554
Unicom Corporation.............    8,381       324,240
Unilever NV (NY Registered
  Shares)......................   26,885     1,156,055
Union Carbide Corporation......    6,300       311,850
Union Pacific Corporation......   11,637       432,751
Union Pacific Resources Group
  Inc. ........................   11,886       261,492
Union Planters Corporation.....    6,379       178,213
+Unisys Corporation............   14,644       213,253
UnitedHealth Group
  Incorporated.................    7,657       656,588
United Technologies
  Corporation..................   22,134     1,303,139

                                 SHARES
         COMMON STOCKS            HELD       VALUE
------------------------------------------------------
Unocal Corporation.............   11,430  $    378,619
UnumProvident Corporation......   11,305       226,807
V. F. Corporation..............    5,372       127,921
+VERITAS Software
  Corporation..................   18,464     2,086,721
+Viacom, Inc. (Class B)........   71,730     4,891,089
+Visteon Corporation...........    6,804        82,494
Vulcan Materials Company.......    4,766       203,449
+W.R. Grace & Co. .............    3,153        38,230
W. W. Grainger, Inc. ..........    4,423       136,284
Wachovia Corporation...........    9,607       521,180
Wal-Mart Stores, Inc. .........  209,633    12,080,102
Walgreen Co. ..................   47,417     1,526,235
The Walt Disney Company........   97,735     3,793,340
Washington Mutual, Inc. .......   25,767       744,022
Waste Management, Inc. ........   29,219       555,161
+Watson Pharmaceuticals,
  Inc. ........................    4,535       243,756
+Wellpoint Health Networks
  Inc. ........................    2,927       212,025
Wells Fargo Company............   75,783     2,936,591
Wendy's International, Inc. ...    5,362        95,511
Westvaco Corporation...........    4,747       117,785
Weyerhaeuser Company...........   10,958       471,194
Whirlpool Corporation..........    3,440       160,390
Willamette Industries, Inc. ...    5,198       141,646
The Williams Companies,
  Inc. ........................   20,783       866,391
Winn-Dixie Stores, Inc. .......    6,796        97,268
Wm. Wrigley Jr. Company........    5,400       433,013
+WorldCom, Inc. ...............  134,686     6,178,720
Worthington Industries,
  Inc. ........................    4,055        42,578
Xerox Corporation..............   31,345       650,409
+Xilinx, Inc. .................   15,150     1,250,822
+Yahoo! Inc. ..................   25,554     3,165,502
Young & Rubicam Inc. ..........    3,405       194,723
------------------------------------------------------
TOTAL COMMON STOCKS
(COST--$417,456,171)--99.3%                589,953,533
------------------------------------------------------

SHORT-TERM OBLIGATIONS--             FACE
COMMERCIAL PAPER*                  AMOUNT
-------------------------------------------------------
General Motors Acceptance
  Corp., 7.13% due
  7/03/2000..................  $6,179,000     6,176,552
-------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(COST--$6,176,552)--1.0%                      6,176,552
-------------------------------------------------------
TOTAL INVESTMENTS
(COST--$423,632,723)--100.3%..              596,130,085
VARIATION MARGIN ON FINANCIAL
  FUTURES
  CONTRACTS***--0.0%.........                    50,320
LIABILITIES IN EXCESS OF
  OTHER ASSETS--(0.3%).......                (1,880,796)
                                           ------------
NET ASSETS--100.0%...........              $594,299,609
                                           ============

--------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

** An affiliate of the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

*** Financial futures contracts purchased as of June 30, 2000 were as follows:

----------------------------------------------------------------------------
NUMBER OF                                      EXPIRATION
CONTRACTS                ISSUE                    DATE            VALUE
----------------------------------------------------------------------------
   14       S&P 500 Financial Futures Index  September 2000    $5,138,350
----------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (CONTRACT
PRICE--$5,226,512)                                             $5,138,350
                                                               ==========
----------------------------------------------------------------------------

+ Non-income producing security.

++ Portion of holdings pledged as collateral for financial futures contracts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$423,632,723).......               $596,130,085
Cash........................................................                     49,632
Receivables:
  Securities sold...........................................  $1,597,155
  Dividends.................................................     488,585
  Variation margin..........................................      50,320
  Capital shares sold.......................................      24,033      2,160,093
                                                              ----------
Deferred organization expenses..............................                      3,997
Prepaid expenses and other assets...........................                     32,029
                                                                           ------------
Total assets................................................                598,375,836
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   3,024,971
  Capital shares redeemed...................................     774,488
  Investment adviser........................................     136,840      3,936,299
                                                              ----------
Accrued expenses............................................                    139,928
                                                                           ------------
Total liabilities...........................................                  4,076,227
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $594,299,609
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  3,196,521
Paid-in capital in excess of par............................                423,328,960
Undistributed investment income--net........................                  2,567,053
Accumulated realized capital losses on investments--net.....                 (1,966,226)
Accumulated distributions in excess of realized capital
  gains on investments--net.................................                 (5,235,899)
Unrealized appreciation on investments--net.................                172,409,200
                                                                           ------------
NET ASSETS..................................................               $594,299,609
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $594,299,609 and 31,965,209
  shares outstanding........................................               $      18.59
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $17,174 foreign withholding tax)..........              $ 3,259,242
Interest and discount earned................................                  342,839
                                                                          -----------
Total income................................................                3,602,081
                                                                          -----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $864,855
Accounting services.........................................    57,588
Registration fees...........................................    27,365
Printing and shareholder reports............................    25,986
Professional fees...........................................    23,145
Custodian fees..............................................    20,646
Directors' fees and expenses................................     5,611
Transfer agent fees.........................................     2,574
Amortization of organization expenses.......................     2,032
Pricing services............................................       785
Other.......................................................     4,448
                                                              --------
Total expenses..............................................                1,035,035
                                                                          -----------
Investment income--net......................................                2,567,046
                                                                          -----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED LOSS ON INVESTMENTS--NET:
Realized loss on investments--net...........................               (1,125,989)
Change in unrealized appreciation on investments--net.......               (4,873,162)
                                                                          -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $(3,432,105)
                                                                          ===========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
             INCREASE (DECREASE) IN NET ASSETS:                 JUNE 30, 2000    DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $  2,567,046       $  5,911,403
Realized gain (loss) on investments--net....................      (1,125,989)            71,595
Change in unrealized appreciation on investments--net.......      (4,873,162)        91,802,534
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................      (3,432,105)        97,785,532
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................         (12,141)       (10,285,110)
Realized gain on investments--net:
  Class A...................................................        (840,237)        (4,848,855)
In excess of realized gain on investments--net:
  Class A...................................................              --         (5,235,899)
                                                                ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (852,378)       (20,369,864)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................      12,189,770        105,761,241
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................       7,905,287        183,176,909
Beginning of period.........................................     586,394,322        403,217,413
                                                                ------------       ------------
End of period*..............................................    $594,299,609       $586,394,322
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  2,567,053       $     12,148
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               CLASS A
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE    ---------------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.                                                                                  FOR THE PERIOD
                                                 FOR THE SIX      FOR THE YEAR ENDED DECEMBER 31,      DEC. 13, 1996+
                                                MONTHS ENDED    ------------------------------------         TO
INCREASE (DECREASE) IN NET ASSET VALUE:         JUNE 30, 2000     1999          1998          1997     DEC. 31, 1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  18.73      $  16.23      $  13.48      $  10.17      $ 10.00
                                                  --------      --------      --------      --------      -------
Investment income--net........................         .08           .19           .18           .17          .02
Realized and unrealized gain (loss) on
  investments--net............................        (.19)         3.05          3.40          3.16          .15
                                                  --------      --------      --------      --------      -------
Total from investment operations..............        (.11)         3.24          3.58          3.33          .17
                                                  --------      --------      --------      --------      -------
Less dividends and distributions:
  Investment income--net......................          --++        (.37)         (.17)         (.02)          --
  Realized gain on investments--net...........        (.03)         (.18)         (.66)           --++         --
  In excess of realized gain on
    investments--net..........................          --          (.19)           --            --           --
                                                  --------      --------      --------      --------      -------
Total dividends and distributions.............        (.03)         (.74)         (.83)         (.02)          --
                                                  --------      --------      --------      --------      -------
Net asset value, end of period................    $  18.59      $  18.73      $  16.23      $  13.48      $ 10.17
                                                  ========      ========      ========      ========      =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share............       (.59%)++++   20.50%        28.28%        32.81%        1.68%++++
                                                  ========      ========      ========      ========      =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement................        .36%*         .35%          .36%          .34%         .00%*
                                                  ========      ========      ========      ========      =======
Expenses......................................        .36%*         .35%          .36%          .40%         .60%*
                                                  ========      ========      ========      ========      =======
Investment income--net........................        .89%*        1.13%         1.36%         2.01%        3.08%*
                                                  ========      ========      ========      ========      =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......    $594,300      $586,394      $403,217      $215,234      $10,752
                                                  ========      ========      ========      ========      =======
Portfolio turnover............................       2.71%        26.35%        11.92%        36.85%         .04%
                                                  ========      ========      ========      ========      =======
---------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.
++ Amount is less than $.01 per share.
++++ Aggregate total investment return.
* Annualized.
** Total investment returns exclude insurance-related fees and expenses. If applicable, the Company's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INDEX 500 FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Index 500 Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last sale price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

--------------------------------------------------------------------------------

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $31,443,333 and $14,799,704, respectively.

  Net realized losses for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

------------------------------------------------------------------
                                                       Unrealized
                                         Realized        Gains
                                          Losses        (Losses)
------------------------------------------------------------------
Long-term investments.................  $  (794,849)  $172,497,362
Financial futures contracts...........     (331,140)       (88,162)
                                        -----------   ------------
Total.................................  $(1,125,989)  $172,409,200
                                        ===========   ============
------------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $172,497,362, of which $213,212,819 related to appreciated securities and $40,715,457 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $423,632,723.

--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

------------------------------------------------------------------
Class A Shares for the Six Months Ended                  Dollar
June 30, 2000                              Shares        Amount
------------------------------------------------------------------
Shares sold............................   2,415,708   $ 44,106,018
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................      48,920        852,378
                                         ----------   ------------
Total issued...........................   2,464,628     44,958,396
Shares redeemed........................  (1,808,178)   (32,768,626)
                                         ----------   ------------
Net increase...........................     656,450   $ 12,189,770
                                         ==========   ============
------------------------------------------------------------------

------------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                         Shares        Amount
------------------------------------------------------------------
Shares sold...........................  13,454,001   $ 228,170,067
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................   1,190,645      20,369,864
                                        ----------   -------------
Total issued..........................  14,644,646     248,539,931
Shares redeemed.......................  (8,181,291)   (142,778,690)
                                        ----------   -------------
Net increase..........................   6,463,355   $ 105,761,241
                                        ==========   =============
------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  The six-month period ended June 30, 2000 was a period of high volatility in world equity markets. In stark contrast to the final six months of 1999, returns to dollar investors from international equity markets were almost universally negative during the six months ended June 30, 2000. During this period, the unmanaged Morgan Stanley Capital International (MSCI) World (Ex-US) Index fell by 3.0% in US dollar terms, as compared to the rise of 22.4% for the six months ended December 31, 1999.

  Positive returns seen in the run-up to the new millennium flowed over into January and February, when investor enthusiasm for "TMT" (technology, media and telecommunications) stocks was at its height. Notwithstanding a sharp decline since the peak in early March, at June 30, 2000 the information technology sector within the MSCI World (Ex-US) Index was still more than double its level 12 months earlier. However, the gain during the last six months was a far more modest 2.5%, and all of this gain was generated in hardware and communications equipment manufacturers. Other sectors that rose in the first half of 2000 were largely defensive in nature (including food, beverages and tobacco, as well as health care), although the energy sector also gained as oil prices strengthened.

  Several other broad sector groupings saw negligible or slightly negative returns. These included telecommunications and basic materials. This was somewhat surprising for the basic materials sector against a backdrop of stronger world economic growth and evidence of pricing power re-emerging in many industries. Fears that the gradual tightening of monetary policy by many central banks could lead to a sharp downturn in global growth appeared to be a growing factor dampening sentiment toward basic industries as the period progressed.

  Not including Canada (+23.2%), all broad regions in the MSCI World (Ex-US) Index produced negative returns. The best of the regions (in US dollar terms) was the European Monetary Union bloc, which returned -0.3%. The weakest region was the Pacific Basin (ex-Japan), which returned -9.3%, having suffered from a peak in some countries' economic growth rates, the tightening of US monetary policy and a relative lack of high-profile information technology (IT) stocks relative to other regions.

  Within regions, sharp differences in country index performance had more to do with sector composition than country fundamentals. For instance, largely as a result of continued strength in Telefonaktiebolaget LM Ericsson AB, the leader in Europe was Sweden (+9.6%). Markets such as Austria and Belgium, with little technology representation, actually produced negative returns.

  In aggregate, emerging markets underperformed developed markets, returning -5.0% as measured by the MSCI World (Ex-US) Index. Having risen strongly in the early weeks of 2000 when optimism about the world economy was at its peak, emerging markets subsequently fell sharply as investors' risk appetites waned with US Federal Reserve Board tightening and the decline in the NASDAQ.

PORTFOLIO MATTERS

  International Equity Focus Fund's Class A Shares returned -4.52% for the six months ended June 30, 2000 compared to the return of -3.0% (in US dollars) for the MSCI World (Ex-US) Index during the same period.

  The Fund started the six-month period underweight relative to the benchmark in Japan, the United Kingdom and the Pacific Basin and broadly neutral in developed Continental European markets. The offsets to these underweighted positions were principally holdings of emerging markets and to a lesser extent, cash. Early in the first quarter the Japanese exposure was increased to a neutral stance, largely at the expense of Continental Europe, which had had a strong run up to the calendar year end. Japan was expected to outperform as economic growth looked to be supported by increased corporate investment, in turn assisted by the Bank of Japan's zero interest rate policy. Another regional beneficiary from the reduction in European equities was the United Kingdom, for which we anticipated a peak in interest rate expectations ahead of many other developed economies. Toward the latter part of the six-month period ended June 30, 2000, the UK exposure was again reduced to underweighted as earnings trends turned less favorable in both absolute and relative terms. At the same time, the view was forming that while UK interest rates might not rise much further, any reduction may still be some way off. These changes did not add value over the whole period, as the European region outperformed both Japan and the United Kingdom in dollar terms.

  Other changes included a reduction in exposure to emerging markets from about 5.7% of net assets to 2.7%. Throughout the six-month period, the Fund also held a small exposure to

--------------------------------------------------------------------------------

Canadian equities that proved particularly beneficial as Canada was the strongest market over the period. The holding of modest amounts of cash was also beneficial in generally softer markets.

  The six months ended June 30, 2000 also saw the portfolio change in a number of ways that reflect the fact that over the same period global equity markets have been driven by sector themes, more so than by country or regional factors.

  At the beginning of the new year, the bias in the Fund was switched back into a more value style of investing after four months of a dominant growth style, as global economic growth continued to surprise on the upside. In particular, the portfolio was overweighted in oils and basic materials (notably steel companies), although the latter have been cut back in recent weeks. At that time the US Federal Reserve Board started to raise interest rates significantly in an attempt to rein in what it viewed as excessive strength in the US economy. In addition, an agreement among the oil exporting countries of Organization of Petroleum Exporting Countries had pushed oil prices sharply higher. With the prospect of higher interest rates in the United States and elsewhere, the portfolio was underweighted in financials. We continued to hold wireless telecommunication companies and IT hardware stocks, but had reduced our fixed-line telecommunication, media and IT software holdings on valuation concerns. This move proved a couple of months too early, but paid off as the TMT rally reversed sharply in March and April.

IN CONCLUSION

  We continue to manage the Fund in a manner that seeks to provide a relatively low volatility exposure to international equities, as we strive to avoid much of the extremes in performance witnessed in some less diversified funds.

  Looking ahead, we believe that global economic growth could continue at a firm pace, albeit slightly below that seen over the last year. Assuming the growth rate eases, interest rates may begin to peak in many developed countries. Meanwhile, any shortage of government bond issuance in the United States and Europe could underpin bonds. We believe this view of a relatively benign economic backdrop, coupled with a continued effort to restructure companies in many countries, could provide ample opportunity for international equity investors.

  We thank you for your interest in International Equity Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reporting to you in our next shareholder report.

Sincerely,

/s/ Terry K. Glenn
Terry Glenn
President and Director

/s/ Clive Lang
Clive Lang
Vice President and Senior Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +18.84%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                  + 9.47
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/00                                       + 7.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                    -4.52%         +18.84%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                    SHARES HELD/                                                                 PERCENT OF
AFRICA            INDUSTRY           FACE AMOUNT                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA      BANKS                  170,000   FirstRand Limited............................  $    175,265        0.1%
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL              32,000   Barlow Limited...............................       191,150        0.1
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          7,800   De Beers.....................................       189,823        0.1
                                           5,000   AngloGold Limited (ADR)(a)...................       102,813        0.1
                                                                                                  ------------      -----
                                                                                                       292,636        0.2
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN AFRICA
                                                   (COST--$818,342)                                    659,051        0.4
----------------------------------------------------------------------------------------------------------------------------
LATIN AMERICA
----------------------------------------------------------------------------------------------------------------------------
BRAZIL            EQUITY BASKET           15,400   MSCI Brazil OPALS(f).........................       818,356        0.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN BRAZIL                         818,356        0.5
----------------------------------------------------------------------------------------------------------------------------
MEXICO            FOREIGN              1,538,000   Mexican Par Bond (Rights)(g).................            15        0.0
                  GOVERNMENT
                  OBLIGATIONS
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN MEXICO                              15        0.0
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN LATIN
                                                   AMERICA (COST--$846,098)                            818,371        0.5
----------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
----------------------------------------------------------------------------------------------------------------------------
CANADA            AEROSPACE &             12,750   Bombardier Inc. 'B'..........................       345,920        0.2
                  DEFENSE
                                          15,730   CAE, Inc. ...................................       159,243        0.1
                                                                                                  ------------      -----
                                                                                                       505,163        0.3
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    5,900   Royal Bank of Canada.........................       301,630        0.2
                                           7,420   The Toronto-Dominion Bank....................       180,279        0.1
                                                                                                  ------------      -----
                                                                                                       481,909        0.3
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS          31,396   Nortel Networks Corporation..................     2,176,128        1.2
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS           1,470   JDS Uniphase Corporation(d)..................       175,702        0.1
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              8,130   BCE Inc .....................................       192,592        0.1
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC               2,430   C-MAC Industries Inc.(d).....................       114,801        0.1
                  EQUIPMENT &
                  INSTRUMENTS

                                           4,210   Celestica Inc.(d)............................       204,860        0.1
                                                                                                  ------------      -----
                                                                                                       319,661        0.2
                  -----------------------------------------------------------------------------------------------------
                  HEALTH INSURANCE         9,420   Sun Life Financial Services of Canada(d).....       158,621        0.1
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                    5,950   Rogers Communications, Inc. 'B'(d)...........       168,457        0.1
                                           2,990   Seagram Company..............................       175,562        0.1
                                           5,820   The Thomson Corporation......................       198,949        0.1
                                                                                                  ------------      -----
                                                                                                       542,968        0.3
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               11,810   Anderson Exploration Ltd.(d).................       214,408        0.1
                                           4,760   Canadian Natural Resources Ltd.(d)...........       138,139        0.1
                                          10,370   Petro-Canada.................................       193,515        0.1
                                                                                                  ------------      -----
                                                                                                       546,062        0.3
                  -----------------------------------------------------------------------------------------------------
                  ROAD & RAIL              6,520   Canadian Pacific Limited.....................       168,973        0.1
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE                30,140   Certicom Corporation(d)......................     1,025,212        0.6
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN CANADA                       6,292,991        3.6
----------------------------------------------------------------------------------------------------------------------------
UNITED STATES     MEDIA             US$1,900,000   MediaOne Group Inc., 3.0401% due
                                                     11/15/2002.................................       779,000        0.4
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE
                                                   UNITED STATES                                       779,000        0.4
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN NORTH AMERICA
                                                   (COST--$6,028,367)                                7,071,991        4.0
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                          SHARES                                                                 PERCENT OF
PACIFIC BASIN     INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AUSTRALIA         BANKS                   29,785   Commonwealth Bank of Australia...............  $    495,178        0.3%
                                          13,000   Macquarie Bank Limited.......................       203,560        0.1
                                          21,500   National Australia Bank Limited..............       360,124        0.2
                                          32,000   Westpac Banking Corporation Limited..........       231,514        0.1
                                                                                                  ------------      -----
                                                                                                     1,290,376        0.7
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             22,000   Lend Lease Corporation Limited...............       281,453        0.2
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             70,000   Telstra Corporation Limited..................       284,950        0.2
                  TELECOMMUNICATION
                  SERVICES

                                          36,000   Telstra Corporation Limited Installment
                                                     Receipts(b)(d).............................        82,135        0.0
                                                                                                  ------------      -----
                                                                                                       367,085        0.2
                  -----------------------------------------------------------------------------------------------------
                  HOTELS                  90,000   Aristocrat Leisure Limited...................       305,303        0.2
                  RESTAURANTS &
                  LEISURE
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL              15,000   Brambles Industries Limited..................       462,332        0.3
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               43,000   AMP Limited(d)...............................       438,892        0.2
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                   24,000   The News Corporation Limited.................       331,421        0.2
                                          75,000   The News Corporation Limited (Preferred).....       908,030        0.5
                                                                                                  ------------      -----
                                                                                                     1,239,451        0.7
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING         35,000   Broken Hill Proprietary Company Limited......       415,027        0.2
                                          75,000   WMC Limited..................................       336,509        0.2
                                                                                                  ------------      -----
                                                                                                       751,536        0.4
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               50,000   Santos Limited...............................       152,802        0.1
                                          25,000   Woodside Petroleum Limited...................       195,130        0.1
                                                                                                  ------------      -----
                                                                                                       347,932        0.2
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS          8,000   CSL Limited..................................       158,674        0.1
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN AUSTRALIA                    5,643,034        3.2
----------------------------------------------------------------------------------------------------------------------------
HONG KONG         WIRELESS                 4,000   China Telecom (Hong Kong) Limited (ADR)(a)...       711,250        0.4
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN HONG KONG                      711,250        0.4
----------------------------------------------------------------------------------------------------------------------------
JAPAN             AUTO COMPONENTS         50,000   Futaba Industrial Co., Ltd. .................       659,232        0.4
                                         107,000   Sanden Corporation...........................       833,307        0.5
                                                                                                  ------------      -----
                                                                                                     1,492,539        0.9
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES            149,000   Fuji Heavy Industries, Ltd. .................     1,084,353        0.6
                                          28,000   Honda Motor Co., Ltd. .......................       955,342        0.6
                                                                                                  ------------      -----
                                                                                                     2,039,695        1.2
                  -----------------------------------------------------------------------------------------------------
                  BANKS                   77,000   The 77 Bank, Ltd. ...........................       617,135        0.4
                                           9,800   Aiful Corporation............................       905,855        0.5
                                          71,000   The Gunma Bank Ltd. .........................       367,062        0.2
                                         155,000   The Tokai Bank Ltd. .........................       766,174        0.4
                                         115,000   The Toyo Trust & Banking Co., Ltd. ..........       389,112        0.2
                                                                                                  ------------      -----
                                                                                                     3,045,338        1.7
                  -----------------------------------------------------------------------------------------------------
                  BUILDING                60,000   Tostem Corporation...........................       981,050        0.6
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS              126,000   Asahi Chemical Industry Co., Ltd. ...........       893,153        0.5
                                          63,000   Kaneka Corporation...........................       696,064        0.4
                                          21,000   Shin-Etsu Chemical Co., Ltd. ................     1,067,813        0.6
                                                                                                  ------------      -----
                                                                                                     2,657,030        1.5
                  -----------------------------------------------------------------------------------------------------
                  CLOSED END              78,000   Atlantis Japan Growth Fund...................       932,100        0.5
                  INVESTMENT FUND
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                             SHARES                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
JAPAN             COMMERCIAL              11,000   Secom Co., Ltd. .............................  $    805,728        0.5%
(CONTINUED)       SERVICES &
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS           6,000   Matsushita Communication
                  EQUIPMENT
                                                   Industrial Co., Ltd. ........................       702,046        0.4
                  -----------------------------------------------------------------------------------------------------
                  COMPUTERS &             32,000   Fujitsu Limited..............................     1,109,966        0.6
                  PERIPHERALS
                                          89,000   Toshiba Corporation..........................     1,006,881        0.6
                                                                                                  ------------      -----
                                                                                                     2,116,847        1.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             35,000   Kokusai Securities Co., Ltd. ................       485,941        0.3
                  FINANCIALS
                                           8,700   Takefuji Corporation.........................     1,053,325        0.6
                                                                                                  ------------      -----
                                                                                                     1,539,266        0.9
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED                148   Nippon Telegraph & Telephone Corporation
                  TELECOMMUNICATION                  (NTT)......................................     1,972,308        1.1
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                38,000   Tokyo Electric Power.........................       928,406        0.5
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL              16,000   Honda Tsushin Kogyo Co., Ltd. ...............       718,303        0.4
                  EQUIPMENT
                                         123,000   Mitsubishi Electric Corporation..............     1,334,568        0.8
                                                                                                  ------------      -----
                                                                                                     2,052,871        1.2
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC                  85   Hakuto Company Ltd. .........................         2,844        0.0
                  EQUIPMENT &
                  INSTRUMENTS

                                          55,000   Ibiden Co., Ltd. ............................     1,076,036        0.6
                                              20   Keyence Corporation..........................         6,616        0.0
                                           8,000   TDK Corporation..............................     1,152,308        0.6
                                          84,000   Toko, Inc. ..................................       635,925        0.4
                                                                                                  ------------      -----
                                                                                                     2,873,729        1.6
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG             15,000   FamilyMart Co., Ltd. ........................       578,423        0.3
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS           49,000   Katokichi Co., Ltd. .........................     1,243,467        0.7
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD              158,000   Sekisui Chemical Co., Ltd. ..................       609,272        0.4
                  DURABLES
                                          19,200   Sony Corporation.............................     1,796,512        1.0
                                                                                                  ------------      -----
                                                                                                     2,405,784        1.4
                  -----------------------------------------------------------------------------------------------------
                  MACHINERY                9,500   Fanuc Ltd. ..................................       968,811        0.6
                                          66,000   Minebea Company Ltd. ........................       829,639        0.5
                                          74,000   Nippon Thompson Co., Ltd. ...................     1,126,034        0.6
                                                                                                  ------------      -----
                                                                                                     2,924,484        1.7
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                   34,700   Aoi Advertising Promotion Inc. ..............       524,739        0.3
                                          13,000   Asatsu-Dk Inc. ..............................       534,474        0.3
                                              42   Fuji Television Network, Incorporated........       658,948        0.4
                                          15,000   Nippon Broadcasting System, Incorporated.....       925,760        0.5
                                             620   Nippon Television Network Corp. .............       404,329        0.2
                                             620   Nippon Television Network Corp.(d)...........       405,501        0.2
                                                                                                  ------------      -----
                                                                                                     3,453,751        1.9
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING        340,000   Nippon Steel Corporation.....................       716,601        0.4
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL        10,000   Ito-Yokado Co., Ltd. ........................       602,996        0.3
                  -----------------------------------------------------------------------------------------------------
                  OFFICE                  23,000   Canon, Inc. .................................     1,147,772        0.7
                  ELECTRONICS
                                          51,000   Ricoh Co., Ltd. .............................     1,082,132        0.6
                                                                                                  ------------      -----
                                                                                                     2,229,904        1.3
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS         67,000   Kissei Pharmaceutical Co., Ltd. .............     1,298,143        0.7
                                          18,000   Takeda Chemical Industries, Ltd. ............     1,184,065        0.7
                                                                                                  ------------      -----
                                                                                                     2,482,208        1.4
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE            104,000   Mitsui Fudosan Co., Ltd. ....................     1,130,381        0.6
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR            3,000   Rohm Company Ltd. ...........................       878,975        0.5
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

PACIFIC BASIN                             SHARES                                                                 PERCENT OF
(CONCLUDED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
JAPAN             SOFTWARE                   470   Miroku Jyoho Service Co., Ltd. ..............  $      5,108        0.0%
(CONCLUDED)
                                          25,900   Square Co., Ltd. ............................     1,914,257        1.1
                                                                                                  ------------      -----
                                                                                                     1,919,365        1.1
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES &              23,000   HIMIKO Co., Ltd. ............................       278,248        0.2
                  APPAREL
                  -----------------------------------------------------------------------------------------------------
                  TRADING                125,000   Mitsubishi Corporation.......................     1,132,980        0.6
                  COMPANIES &
                  DISTRIBUTORS
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS                    70   NTT Mobile Communications Network,
                  TELECOMMUNICATION                  Inc.(d)(e).................................     1,898,776        1.1
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN JAPAN                       48,015,296       27.3
----------------------------------------------------------------------------------------------------------------------------
MALAYSIA          BANKS                      285   Rashid Hussain BHD (Warrants)(c).............            71        0.0
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET            4,300   MSCI Malaysia OPALS 'B'(f)...................       226,524        0.1
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN MALAYSIA                       226,595        0.1
----------------------------------------------------------------------------------------------------------------------------
SINGAPORE         EQUITY BASKET           21,400   MSCI Singapore OPALS 'B'(f)..................       997,668        0.6
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR            1,100   ST Assembly Test Services Limited
                  EQUIPMENT &                        (ADR)(a)(d)................................        28,188        0.0
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SINGAPORE                    1,025,856        0.6
----------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA       SEMICONDUCTOR            1,300   Samsung Electronics..........................       430,215        0.3
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SOUTH KOREA                    430,215        0.3
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE PACIFIC BASIN
                                                   (COST--$47,055,493)                              56,052,246       31.9
----------------------------------------------------------------------------------------------------------------------------
SOUTHEAST
ASIA
----------------------------------------------------------------------------------------------------------------------------
INDIA             CLOSED END              20,000   India Fund(d)................................       283,750        0.2
                  INVESTMENT FUND
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SOUTH EAST ASIA
                                                   (COST--$308,375)                                    283,750        0.2
----------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
----------------------------------------------------------------------------------------------------------------------------
AUSTRIA           EQUITY BASKET           10,500   MSCI Austria OPALS 'B'(e)(f).................       396,900        0.2
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN AUSTRIA                        396,900        0.2
----------------------------------------------------------------------------------------------------------------------------
DENMARK           MARINE                      90   D/S 1912 'B'.................................       959,858        0.5
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN DENMARK                        959,858        0.5
----------------------------------------------------------------------------------------------------------------------------
FINLAND           COMMUNICATIONS         102,000   Nokia Oyj....................................     5,226,191        3.0
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN FINLAND                      5,226,191        3.0
----------------------------------------------------------------------------------------------------------------------------
FRANCE            BANKS                    7,200   Banque Nationale de Paris (B.N.P.)...........       695,714        0.4
                                          14,000   Societe Generale 'A'.........................       845,485        0.5
                                                                                                  ------------      -----
                                                                                                     1,541,199        0.9
                  -----------------------------------------------------------------------------------------------------
                  BUILDING                 2,400   Compagnie de Saint Gobain....................       325,771        0.2
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS           9,500   Alcatel......................................       625,630        0.4
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              7,300   France Telecom SA............................     1,024,475        0.6
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRICAL              10,700   Schneider SA.................................       748,762        0.4
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
FRANCE            ENERGY EQUIPMENT         2,900   Coflexip.....................................  $    353,052        0.2%
(CONCLUDED)       & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET            5,800   MSCI France OPALS 'B'(f).....................     1,547,498        0.9
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG             11,700   Carrefour SA.................................       803,038        0.5
                  RETAILING
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS            5,700   Groupe Danone................................       759,499        0.4
                  -----------------------------------------------------------------------------------------------------
                  HOTELS                   2,800   Sodexho Alliance.............................       509,975        0.3
                  RESTAURANTS &
                  LEISURE
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &          5,000   Cap Gemini SA................................       884,309        0.5
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                6,000   Axa..........................................       949,014        0.5
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                    4,600   Lagardere S.C.A. ............................       352,765        0.2
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING         70,000   Usinor SA....................................       857,564        0.5
                  -----------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES          5,500   Suez Lyonnaise des Eaux SA...................       967,467        0.5
                                          10,500   Vivendi......................................       930,537        0.5
                                                                                                  ------------      -----
                                                                                                     1,898,004        1.0
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               14,000   Total Fina SA 'B'(d).........................     2,155,316        1.2
                  -----------------------------------------------------------------------------------------------------
                  PERSONAL                   900   L'Oreal SA(d)................................       782,505        0.4
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS          8,750   Aventis SA...................................       641,243        0.4
                                          11,500   Sanofi-Synthelabo SA(d)......................       550,093        0.3
                                                                                                  ------------      -----
                                                                                                     1,191,336        0.7
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR            7,000   STMicroelectronics NV........................       442,873        0.3
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN FRANCE                      17,752,585       10.1
----------------------------------------------------------------------------------------------------------------------------
GERMANY           AIRLINES                36,550   Deutsche Lufthansa AG (Registered Shares)....       858,402        0.5
                  -----------------------------------------------------------------------------------------------------
                  AUTOMOBILES             11,500   DaimlerChrysler AG (Registered Shares)(d)....       605,763        0.3
                                           7,000   Volkswagen AG................................       267,737        0.2
                                                                                                  ------------      -----
                                                                                                       873,500        0.5
                  -----------------------------------------------------------------------------------------------------
                  BANKS                    6,300   Deutsche Bank AG (Registered Shares).........       521,785        0.3
                                           7,200   Dresdner Bank AG.............................       299,543        0.2
                                          10,350   HypoVereinsbank..............................       675,655        0.4
                                                                                                  ------------      -----
                                                                                                     1,496,983        0.9
                  -----------------------------------------------------------------------------------------------------
                  CHEMICALS                5,000   BASF AG......................................       203,463        0.1
                                          25,000   Bayer AG.....................................       977,772        0.6
                                                                                                  ------------      -----
                                                                                                     1,181,235        0.7
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             37,500   Deutsche Telekom AG (Registered Shares)......     2,142,471        1.2
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                23,000   RWE AG.......................................       776,083        0.4
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL               9,000   Siemens AG...................................     1,358,816        0.8
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                4,200   Allianz AG (Registered Shares)...............     1,529,926        0.9
                                           2,050   Muenchener Rueckversicherungs-Gesellschaft AG
                                                     (Registered Shares)........................       653,406        0.4
                                                                                                  ------------      -----
                                                                                                     2,183,332        1.3
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                    4,500   EM.TV & Merchandising AG.....................       266,155        0.1
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
GERMANY           METALS & MINING         40,000   Salzgitter AG................................  $    285,663        0.2%
(CONCLUDED)
                                          16,500   Thyssen Krupp AG(d)..........................       268,413        0.2
                                                                                                  ------------      -----
                                                                                                       554,076        0.4
                  -----------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES         11,000   Veba AG......................................       541,992        0.3
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR            3,600   Infineon Technologies AG(d)..................       286,430        0.2
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  SOFTWARE                 1,800   SAP AG (Systeme, Anwendungen, Produkte in der
                                                     Datenverarbeitung).........................       270,038        0.2
                                           2,250   SAP AG (Systeme, Anwendungen, Produkte in der
                                                     Datenverarbeitung) (Preferred).............       417,350        0.2
                                                                                                  ------------      -----
                                                                                                       687,388        0.4
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN GERMANY                     13,206,863        7.7
----------------------------------------------------------------------------------------------------------------------------
ITALY             BANKS                   58,000   San Paolo-IMI SpA............................     1,033,582        0.6
                                         130,000   Unicredito Italiano SpA......................       624,336        0.4
                                                                                                  ------------      -----
                                                                                                     1,657,918        1.0
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             50,000   Telecom Italia SpA...........................       690,192        0.4
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ENERGY EQUIPMENT        82,000   Saipem SpA...................................       487,352        0.3
                  & SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               28,000   Assicurazioni Generali.......................       963,585        0.5
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS              307,000   ENI SpA......................................     1,780,456        1.0
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS               165,000   Telecom Italia Mobile (TIM) SpA..............     1,692,408        1.0
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN ITALY                        7,271,911        4.2
----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS       BANKS                   39,500   ABN AMRO Holding NV..........................       971,608        0.6
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             17,600   ING Groep NV.................................     1,194,492        0.7
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             13,600   KPN NV.......................................       610,782        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC              17,600   Koninklijke (Royal) Philips Electronics NV...       833,445        0.5
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET            5,700   MSCI Netherlands OPALS(f)....................     1,487,928        0.8
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS            9,100   Unilever NV 'A'..............................       419,153        0.2
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &         27,000   Getronics NV.................................       417,998        0.2
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               23,800   Aegon NV.....................................       850,303        0.5
                  -----------------------------------------------------------------------------------------------------
                  MARINE                  16,800   Koninklijke Nedlloyd NV(d)...................       326,760        0.2
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               39,300   Royal Dutch Petroleum Company................     2,452,511        1.4
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE NETHERLANDS              9,564,980        5.4
----------------------------------------------------------------------------------------------------------------------------
PAN-EUROPE        EQUITY BASKET            8,900   MSCI Euro Insurance OPALS 'B'(f).............     1,735,945        1.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN PAN-EUROPE                   1,735,945        1.0
----------------------------------------------------------------------------------------------------------------------------
RUSSIA            CLOSED END              12,000   Fleming Russia Securities Fund Limited(d)....       114,000        0.1
                  INVESTMENT FUND
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN RUSSIA                         114,000        0.1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
SPAIN             BANKS                   85,000   Banco Santander Central Hispano, SA..........  $    900,365        0.5%
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION &          19,000   Grupo Dragados SA............................       136,783        0.1
                  ENGINEERING
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             57,000   Telefonica SA(d).............................     1,229,405        0.7
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                10,500   Endesa SA....................................       204,225        0.1
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING          3,600   Acerinox SA..................................       104,564        0.1
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS               13,000   Repsol-YPF, SA...............................       259,829        0.1
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SPAIN                        2,835,171        1.6
----------------------------------------------------------------------------------------------------------------------------
SWEDEN            BANKS                   43,000   Skandinaviska Enskilda Banken (SEB) 'A'......       512,313        0.3
                                          62,000   Svenska Handelsbanken AB.....................       904,800        0.5
                                                                                                  ------------      -----
                                                                                                     1,417,113        0.8
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS         112,000   Telefonaktiebolaget LM Ericsson AB 'B'.......     2,228,252        1.3
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             47,500   Investor AB 'B'..............................       652,577        0.4
                  FINANCIALS
                  -----------------------------------------------------------------------------------------------------
                  PAPER & FOREST          21,500   Svenska Cellulosa AB (SCA) 'B'...............       410,586        0.2
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                250,000   Swedish Match AB.............................       775,282        0.4
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SWEDEN                       5,483,810        3.1
----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND       BANKS                   10,500   Credit Suisse Group (Registered Shares)......     2,095,351        1.2
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED              1,700   Swisscom AG (Registered Shares)..............       590,677        0.3
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  EQUITY BASKET...         5,200   MSCI Switerland OPALS 'B'(f).................     1,766,544        1.0
                  -----------------------------------------------------------------------------------------------------
                  FOOD PRODUCTS              850   Nestle SA (Registered Shares)................     1,706,691        1.0
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE                1,900   Zurich Allied AG.............................       941,763        0.5
                  -----------------------------------------------------------------------------------------------------
                  PERSONAL                   155   Givaudan (Registered)(d).....................        47,326        0.0
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  PHARMACEUTICALS            570   Novartis AG (Registered Shares)..............       905,775        0.5
                                             130   Roche Holding AG (Genuss)....................     1,269,541        0.7
                                                                                                  ------------      -----
                                                                                                     2,175,316        1.2
                  -----------------------------------------------------------------------------------------------------
                  TEXTILES &               4,200   Charles Voegele Holding AG(d)................       829,100        0.5
                  APPAREL
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SWITZERLAND                 10,152,768        5.7
----------------------------------------------------------------------------------------------------------------------------
TURKEY            EQUITY BASKET            3,900   MSCI Turkey OPALS 'B'(e)(f)..................       763,269        0.4
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN TURKEY                         763,269        0.4
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    AEROSPACE &            105,000   British Aerospace PLC........................       654,913        0.4
                  DEFENSE
                                         130,000   Rolls-Royce PLC..............................       461,512        0.3
                                                                                                  ------------      -----
                                                                                                     1,116,425        0.7
                  -----------------------------------------------------------------------------------------------------
                  BANKS                   22,500   Abbey National PLC...........................       269,096        0.1
                                          78,000   Bank of Scotland.............................       742,159        0.4
                                          20,000   Barclays PLC.................................       497,468        0.3
                                         150,000   HSBC Holdings PLC............................     1,715,627        1.0
                                          73,000   Lloyds TSB Group PLC.........................       689,611        0.4
                                                                                                  ------------      -----
                                                                                                     3,913,961        2.2
                  -----------------------------------------------------------------------------------------------------
                  BEVERAGES               55,000   Diageo PLC...................................       493,758        0.3
                  -----------------------------------------------------------------------------------------------------
                  BIOTECHNOLOGY           17,000   Celltech Group PLC(d)........................       329,425        0.2
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONTINUED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    COMMERCIAL             170,000   Shanks & McEwan Group PLC....................  $    460,680        0.3%
(CONTINUED)       SERVICES &
                  SUPPLIES
                  -----------------------------------------------------------------------------------------------------
                  COMMUNICATIONS          48,000   Marconi PLC(d)...............................       624,938        0.4
                  EQUIPMENT
                  -----------------------------------------------------------------------------------------------------
                  CONSTRUCTION            18,000   RMC Group PLC................................       234,352        0.1
                  MATERIALS
                  -----------------------------------------------------------------------------------------------------
                  CONTAINERS &           125,000   Rexam PLC....................................       486,340        0.3
                  PACKAGING
                  -----------------------------------------------------------------------------------------------------
                  DIVERSIFIED             52,000   British Telecommunications PLC...............       672,293        0.4
                  TELECOMMUNICATION
                  SERVICES
                                          43,000   Cable & Wireless PLC(d)......................       728,443        0.4
                                                                                                  ------------      -----
                                                                                                     1,400,736        0.8
                  -----------------------------------------------------------------------------------------------------
                  ELECTRIC                54,000   British Energy PLC (Deferred Shares).........             1        0.0
                  UTILITIES
                  -----------------------------------------------------------------------------------------------------
                  ELECTRONIC              90,000   Williams PLC.................................       524,566        0.3
                  EQUIPMENT &
                  INSTRUMENTS
                  -----------------------------------------------------------------------------------------------------
                  FOOD & DRUG             80,000   Boots Company PLC(d).........................       609,193        0.3
                  RETAILING
                                         260,000   Tesco PLC....................................       808,877        0.5
                                                                                                  ------------      -----
                                                                                                     1,418,070        0.8
                  -----------------------------------------------------------------------------------------------------
                  GAS UTILITIES           40,000   BG Group PLC.................................       258,574        0.1
                                         150,000   Centrica PLC.................................       500,722        0.3
                                                                                                  ------------      -----
                                                                                                       759,296        0.4
                  -----------------------------------------------------------------------------------------------------
                  HOTELS                  70,000   Granada Group PLC............................       699,422        0.4
                  RESTAURANTS &
                  LEISURE
                  -----------------------------------------------------------------------------------------------------
                  HOUSEHOLD               27,000   Reckitt Benckiser PLC(d).....................       302,477        0.2
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  IT CONSULTING &         25,000   Computacenter PLC............................       144,577        0.1
                  SERVICES
                                          15,000   SEMA Group PLC...............................       213,460        0.1
                                                                                                  ------------      -----
                                                                                                       358,037        0.2
                  -----------------------------------------------------------------------------------------------------
                  INDUSTRIAL              95,000   Tomkins PLC..................................       308,854        0.2
                  CONGLOMERATES
                  -----------------------------------------------------------------------------------------------------
                  INSURANCE               35,000   CGU PLC......................................       582,851        0.3
                                         175,000   Legal & General Group PLC....................       423,529        0.2
                                          28,500   Prudential Corporation PLC...................       417,655        0.3
                                                                                                  ------------      -----
                                                                                                     1,424,035        0.8
                  -----------------------------------------------------------------------------------------------------
                  INTERNET &              37,500   The Great Universal Stores PLC...............       241,278        0.1
                  CATALOG RETAIL
                  -----------------------------------------------------------------------------------------------------
                  INTERNET                80,000   Egg PLC(d)...................................       208,312        0.1
                  SOFTWARE &
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                  MEDIA                   10,000   Pearson PLC..................................       317,919        0.2
                                          39,000   Reuters Group PLC............................       665,404        0.4
                                          25,000   WPP Group PLC................................       365,228        0.2
                                                                                                  ------------      -----
                                                                                                     1,348,551        0.8
                  -----------------------------------------------------------------------------------------------------
                  METALS & MINING         18,000   Rio Tinto PLC (Registered Shares)............       294,302        0.2
                  -----------------------------------------------------------------------------------------------------
                  MULTI-UTILITIES         55,000   United Utilities PLC.........................       544,550        0.3
                  -----------------------------------------------------------------------------------------------------
                  MULTILINE RETAIL       100,000   Kingfisher PLC...............................       910,611        0.5
                  -----------------------------------------------------------------------------------------------------
                  OIL & GAS              290,000   BP Amoco PLC.................................     2,783,456        1.6
                                          70,000   Enterprise Oil PLC...........................       583,911        0.3
                                          30,000   Shell Transport & Trading Company............       250,475        0.1
                                                                                                  ------------      -----
                                                                                                     3,617,842        2.0
                  -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                    SHARES                                                                 PERCENT OF
(CONCLUDED)       INDUSTRY                  HELD                    INVESTMENTS                      VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM    PHARMACEUTICALS         29,000   AstraZeneca Group PLC........................  $  1,354,410        0.8%
(CONCLUDED)

                                          20,000   Glaxo Wellcome PLC(d)........................       583,457        0.3
                                          54,000   SmithKline Beecham PLC.......................       707,143        0.4
                                                                                                  ------------      -----
                                                                                                     2,645,010        1.5
                  -----------------------------------------------------------------------------------------------------
                  REAL ESTATE            160,000   The British Land Company PLC.................       981,007        0.6
                                          60,000   Canary Wharf Finance PLC(d)..................       336,540        0.2
                                                                                                  ------------      -----
                                                                                                     1,317,547        0.8
                  -----------------------------------------------------------------------------------------------------
                  SEMICONDUCTOR           23,000   ARM Holdings PLC(d)..........................       246,523        0.1
                  EQUIPMENT &
                  PRODUCTS
                  -----------------------------------------------------------------------------------------------------
                  SPECIALTY RETAIL        43,000   Wolseley PLC.................................       231,097        0.1
                  -----------------------------------------------------------------------------------------------------
                  TOBACCO                 40,000   British American Tobacco PLC.................       267,052        0.2
                                          60,000   Imperial Tobacco Group PLC...................       574,979        0.3
                                                                                                  ------------      -----
                                                                                                       842,031        0.5
                  -----------------------------------------------------------------------------------------------------
                  WIRELESS               820,000   Vodafone AirTouch PLC........................     3,314,532        1.9
                  TELECOMMUNICATION
                  SERVICES
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN THE UNITED KINGDOM          30,617,559       17.5
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN WESTERN EUROPE
                                                   (COST--$99,997,499)                             106,081,810       60.5
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM                          FACE
SECURITIES                          AMOUNT
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                          US$1,889,000
PAPER*
                                                   General Motors Acceptance Corp., 7.13% due
                                                     7/03/2000..................................     1,887,878        1.0
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN COMMERCIAL PAPER             1,887,878        1.0
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT
                                                   US Treasury Bills(h):
OBLIGATIONS*                             500,000
                                                   5.78% due 8/24/2000..........................       495,950        0.3
                                         500,000   5.74% due 9/14/2000..........................       494,230        0.3
                  -----------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN US GOVERNMENT
                                                   OBLIGATIONS                                         990,180        0.6
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                   (COST--$2,877,403)                                2,878,058        1.6
----------------------------------------------------------------------------------------------------------------------------
                                                   TOTAL INVESTMENTS
                                                     (COST--$157,931,577).......................   173,845,277       99.1
                                                   VARIATION MARGIN ON FINANCIAL FUTURES
                                                     CONTRACTS**................................       (45,330)      (0.0)
                                                   UNREALIZED APPRECIATION ON FORWARD FOREIGN
                                                     EXCHANGE CONTRACTS***......................       249,772        0.1
                                                   OTHER ASSETS LESS LIABILITIES................     1,428,143        0.8
                                                                                                  ------------      -----
                                                   NET ASSETS...................................  $175,477,862      100.0%
                                                                                                  ============      =====
----------------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

(b) Receipts evidence payment by the Fund of 61% of the purchase price of common stock of Telstra Corporation Limited. The Fund is obligated to pay the remaining 39%, approximately $63,000 over the next year.

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Non-income producing security.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f) Optimized Portfolio As Listed Securities (OPALS) are investments that are exchange quoted and provide an equivalent investment exposure to that of the specific Morgan Stanley Capital International (MSCI) country index.

(g) The rights may be exercised until 6/30/2003.

(h) Security held as collateral in connection with open financial futures contracts.

* Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

** Financial futures contracts purchased as of June 30, 2000 were as follows:

-----------------------------------------------------------------------------
NUMBER OF                                       EXPIRATION
CONTRACTS          ISSUE           EXCHANGE        DATE            VALUE
-----------------------------------------------------------------------------
   28         US Dollar Index       FINEX     September 2000    $2,984,240
   20           Taiwan MSCI         SIMEX       July 2000          726,600
    5            DAX Index           DTB      September 2000       832,784
   13              CAC 40           MATIF       July 2000          806,029
-----------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS PURCHASED (TOTAL CONTRACT
PRICE--$5,405,050)                                              $5,349,653
                                                                ==========
-----------------------------------------------------------------------------
Financial futures contracts sold as of June 30, 2000 were as follows:
NUMBER OF                                     EXPIRATION
CONTRACTS        ISSUE            EXCHANGE       DATE            VALUE
-----------------------------------------------------------------------------
    9            FT-SE 100          LIFFE     September 2000    $  866,148
   12           TSE 35 Index      Toronto SE  September 2000     1,018,830
    2           FIB 30 Index         MIB      September 2000       451,155
    9             IBEX 35            MEFF       July 2000          905,661
   20       All Ordinaries Index  Sydney FE   September 2000     1,004,169
-----------------------------------------------------------------------------
TOTAL FINANCIAL FUTURES CONTRACTS SOLD (TOTAL CONTRACT
PRICE--$4,185,773)                                              $4,245,963
                                                                ==========
-----------------------------------------------------------------------------

*** Forward foreign exchange contracts as of June 30, 2000 were as follows:

--------------------------------------------
FOREIGN CURRENCY   EXPIRATION    UNREALIZED
PURCHASED             DATE      APPRECIATION
--------------------------------------------
CHF     6,888,000  July 2000      $222,182
E       1,630,641  July 2000        27,590
--------------------------------------------
TOTAL UNREALIZED APPRECIATION
ON FORWARD FOREIGN EXCHANGE
CONTRACTS-NET (US$
COMMITMENT--$5,559,762)           $249,772
                                  ========
--------------------------------------------

E=euro
See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$157,931,577).......               $173,845,277
Unrealized appreciation on forward foreign exchange
  contracts.................................................                    249,772
Foreign cash................................................                    363,751
Receivables:
  Securities sold...........................................  $3,116,339
  Dividends.................................................     480,980
  Forward foreign exchange contracts........................     143,570
  Interest..................................................      13,610
  Capital shares sold.......................................       1,264      3,755,763
                                                              ----------
Prepaid expenses and other assets...........................                     11,731
                                                                           ------------
Total assets................................................                178,226,294
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,898,950
  Capital shares redeemed...................................     325,447
  Forward foreign exchange contracts........................     174,808
  Investment adviser........................................     101,291
  Variation margin..........................................      45,330      2,545,826
                                                              ----------
Accrued expenses and other liabilities......................                    202,606
                                                                           ------------
Total liabilities...........................................                  2,748,432
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $175,477,862
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................               $  1,314,819
Paid-in capital in excess of par............................                152,162,508
Undistributed investment income--net........................                  1,056,228
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                  4,855,528
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 16,088,779
                                                                           ------------
NET ASSETS..................................................               $175,477,862
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $175,477,862 and 13,148,190
  shares outstanding........................................               $      13.35
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $197,706 foreign withholding tax).........                 $  2,093,714
Interest and discount earned................................                      354,166
                                                                             ------------
Total income................................................                    2,447,880
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    686,675
Custodian fees..............................................        63,967
Interest rate swap expense..................................        14,965
Professional fees...........................................        13,285
Accounting services.........................................         9,180
Printing and shareholder reports............................         7,946
Transfer agent fees.........................................         2,498
Directors fees and expenses.................................         1,820
Other.......................................................         1,363
                                                              ------------
Total expenses..............................................                      801,699
                                                                             ------------
Investment income--net......................................                    1,646,181
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain (loss) from:
  Investments--net..........................................     9,061,998
  Foreign currency transactions--net........................      (608,239)     8,453,759
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (19,518,190)
  Foreign currency transactions--net........................       408,317    (19,109,873)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (9,009,933)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,646,181       $  2,466,795
Realized gain on investments and foreign currency
  transactions--net.........................................     8,453,759         27,762,316
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (19,109,873)        28,190,034
                                                              ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (9,009,933)        58,419,145
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (116,806)        (9,348,952)
In excess of investment income--net:
  Class A...................................................            --           (211,899)
                                                              ------------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (116,806)        (9,560,851)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (14,314,742)       (43,395,754)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (23,441,481)         5,462,540
Beginning of period.........................................   198,919,343        193,456,803
                                                              ------------       ------------
End of period*..............................................  $175,477,862       $198,919,343
                                                              ============       ============
------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $  1,056,228       $   (473,147)
                                                              ============       ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                      CLASS A+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE          ---------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                        FOR THE SIX            FOR THE YEAR ENDED DECEMBER 31,
                                                       MONTHS ENDED    -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                JUNE 30, 2000     1999         1998         1997         1996
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............      $  13.99      $  10.68     $  10.80     $  11.63     $  11.06
                                                         --------      --------     --------     --------     --------
Investment income--net.............................           .12           .16          .21          .20          .23
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net...........          (.75)         3.71          .56         (.71)         .49
                                                         --------      --------     --------     --------     --------
Total from investment operations...................          (.63)         3.87          .77         (.51)         .72
                                                         --------      --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net...........................          (.01)         (.55)        (.09)        (.23)        (.15)
  In excess of investment income--net..............            --          (.01)          --           --           --
  Realized gain on investments--net................            --            --         (.03)        (.09)          --
  In excess of realized gain on investments--net...            --            --         (.77)          --           --
                                                         --------      --------     --------     --------     --------
Total dividends and distributions..................          (.01)         (.56)        (.89)        (.32)        (.15)
                                                         --------      --------     --------     --------     --------
Net asset value, end of period.....................      $  13.35      $  13.99     $  10.68     $  10.80     $  11.63
                                                         ========      ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................        (4.52%)++     37.63%        7.80%       (4.55%)       6.62%
                                                         ========      ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................          .87%*         .92%         .89%         .90%         .89%
                                                         ========      ========     ========     ========     ========
Investment income--net.............................         1.79%*        1.36%        2.03%        1.69%        1.96%
                                                         ========      ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........      $175,478      $198,919     $193,457     $425,223     $349,080
                                                         ========      ========     ========     ========     ========
Portfolio turnover.................................        80.28%       154.72%      126.23%      127.96%       49.87%
                                                         ========      ========     ========     ========     ========
----------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--INTERNATIONAL EQUITY FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. International Equity Focus Fund (the "Fund") is classified as "diversified", as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Equity swaps--The Fund is authorized to enter into equity swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate of the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

--------------------------------------------------------------------------------

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM").The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned $23,020 in commissions on the execution of portfolio security transactions.

  For the six months ended June 30, 2000, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $55 for providing security price quotations to complete the Fund's net asset value.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for six months ended June 30, 2000 were $141,398,736 and $154,104,578, respectively.

  Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Investments:
 Long-term..........................    $9,147,401      $15,913,045
 Short-term.........................           (38)             655
 Financial futures contracts........      (620,454)        (115,587)
 Options written....................         7,353               --
 Options purchased..................       527,736               --
                                        ----------      -----------
Total investments...................     9,061,998       15,798,113
                                        ----------      -----------
Currency transactions:
 Foreign currency transactions......      (222,872)          40,894
 Forward foreign exchange
   contracts........................      (385,367)         249,772
                                        ----------      -----------
Total currency transactions.........      (608,239)         290,666
                                        ----------      -----------
Total...............................    $8,453,759      $16,088,779
                                        ==========      ===========
---------------------------------------------------------------------

   Transactions in options written for the six months ended June 30, 2000, were as follows:

---------------------------------------------------------------
                                    Nominal Value
                                     Covered by       Premiums
Call Options Written               Written Options    Received
---------------------------------------------------------------
Outstanding call options written,
 beginning of period.............           --               --
Options written..................      362,001        $ 196,150
Options expired..................     (362,001)        (196,150)
                                      --------        ---------
Outstanding call options written,
 end of period...................           --        $      --
                                      ========        =========
---------------------------------------------------------------

---------------------------------------------------------------
                                    Nominal Value
                                     Covered by       Premiums
Put Options Written                Written Options    Received
---------------------------------------------------------------
Outstanding put options written,
 beginning of period.............           --               --
Options written..................      362,001        $ 169,488
Options closed...................     (362,001)        (169,488)
                                      --------        ---------
Outstanding put options written,
 end of period...................           --        $      --
                                      ========        =========
---------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $15,913,700, of which $24,929,703 related to appreciated securities and $9,016,003 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $157,931,577.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2000                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      209,031    $  2,832,538
Shares issued to shareholders in
 reinvestment of dividends............        8,601         116,806
                                         ----------    ------------
Total issued..........................      217,632       2,949,344
Shares redeemed.......................   (1,286,239)    (17,264,086)
                                         ----------    ------------
Net decrease..........................   (1,068,607)   $(14,314,742)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,232,377    $ 24,152,546
Shares issued to shareholders in
 reinvestment of dividends...........     863,539       9,560,851
                                       ----------    ------------
Total issued.........................   3,095,916      33,713,397
Shares redeemed......................  (6,990,543)    (77,109,151)
                                       ----------    ------------
Net decrease.........................  (3,894,627)   $(43,395,754)
                                       ==========    ============
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $56,000 and $6,000, respectively.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $2,760,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 2000, Natural Resources Focus Fund's Class A Shares had a total return of +19.09%. The Fund performed significantly better than the -3.48% total return of the unmanaged Morgan Stanley Capital International Natural Resource Index, and the +13.34 return of the Lipper Natural Resources Fund Average. The Fund initially retreated in January after our investments in gas-leveraged production companies faced selling pressures based on fears of falling natural gas prices after the past winter's record warm temperatures. However, the arrival of more seasonal winter weather in late January, combined with declining domestic production, led to ending storage levels in line with normal seasonal levels. This provided a catalyst for a strong recovery in our investments in North American gas production companies. During the production decline, we increased our holdings in natural gas exposed production companies, as well as oil service and drilling companies exposed to natural gas activity in North America. Our increased investments in these sectors at the expense of investments in other basic industry stocks helped account for our improved total return.

  We continue to have a constructive outlook for stocks exposed to natural gas exploration and production in North America. Average depletion rates in North America have accelerated as many older gas basins have reached maturity. Therefore, we have not seen an increase in natural gas availability despite gas-directed drilling activity that is near the highest levels in more than a decade. This constraint on gas supply has confronted rising demand for gas to fuel electrical generation facilities, and prices rose to over the $4.00 per million cubic feet level. Given that season injections into storage basis are sharply lagging year-earlier levels, prices could spike to yet higher levels on an intermittent basis in the event that the upcoming winter heating season is incrementally cooler than the recent string of record warm winters.

  Also contributing to the Fund's improved performance was the strong oil pricing environment brought about by the combination of improving world economic growth and greater cohesion on production policies by the members of the Organization of Petroleum Exporting Countries (OPEC). In February, we traveled to the Middle East nations of Saudi Arabia, Qatar and Kuwait, meeting with the Oil Ministers of Saudi Arabia and Qatar, as well as other senior energy officials and oil company executives. The visit affirmed that relations among OPEC members are the best they have been in years, and that OPEC members believe that a higher price range for oil is justified. The rationale for a higher sustainable range was based upon the smaller proportion that oil contributes to Western World gross domestic product, as well as the high rate of taxation that is levied on oil consumption in European nations. Therefore, the potential for higher oil prices leading to an acceleration of overall inflation from the pass-through of higher energy costs seems to have been reduced. The potential for economic stagnation resulting from inflation fighting efforts appears to be a key variable that OPEC wants to avoid. In addition, both the oil ministers of Saudi Arabia and Qatar stated that they would be uncomfortable with $30 per barrel of oil, which could lead to fuel substitution and conservation. The recent announcements by Saudi Arabia to increase production appear to be consistent with this earlier viewpoint, and do not alter the investment case upon which our focus on energy stocks has been made. Given the recent OPEC actions, we believe that the potential for oil prices to be sustained in the low $20 per barrel range is highly probable, although far from certain. This could lead to a very positive fundamental environment for oil and oil service companies.

PORTFOLIO MATTERS

  As mentioned previously, we continued to add to our holdings in production companies exposed to North American natural gas production. Many of our new holdings are in Canada, where new export pipeline capacity has allowed Canadian gas prices to achieve parity to gas produced in the lower 48 United States, less transportation differentials. In addition, we have purchased new holdings in land drilling companies based in the United States and Canada. We have also added oil service holdings that benefit from rising activity in deep-water drilling and production. The backlog of projects in West Africa, Brazil and North America continues to build, which could lead to strong earnings as available capacity in these areas is absorbed.

  The funds for our increased energy holdings were derived from sales in our holdings of basic industry companies. This proved to be a positive move for Fund performance, as first-half performance in these sectors was universally negative. Concerns over rising interest rates

--------------------------------------------------------------------------------

contributed to the lagging investment performance of these sectors during the first half of 2000. In addition, many basic material companies had earnings that were adversely affected by rising energy feedstock costs. Despite apparent inexpensive valuations in selected basic materials, we continue to believe that energy fundamentals are more concrete, and thereby offer more compelling potential investment returns. Therefore, we intend to maintain our focus on natural gas and service stocks as we enter the upcoming 2000-2001 winter heating season.

IN CONCLUSION

  While the share prices of energy stocks have rallied sharply off of near historically low valuation levels, we still believe that significant appreciation potential remains in our holdings. Earnings comparisons could be strong off last year's poor oil price environment for our oil and gas production companies, which could also fund increased spending in our holdings in the equities of oil service stocks. Absent the onset of a recession, we believe that fundamentals will continue to be robust for the foreseeable future. Energy investment returns have exceeded returns of the unmanaged Standard & Poor's 500 Composite Index, and we believe that relatively inexpensive valuation levels can result in continued positive returns over the near-term investment horizon. We look to emphasize the role that investments in energy and related resources can play in hedging the effects of rising transportation and home-heating costs.

  We appreciate your investment in Natural Resources Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Robert M. Shearer
Robert M. Shearer
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------

PERIOD COVERED                                                % RETURN
----------------------------------------------------------------------
Year Ended 6/30/00                                            +20.02%
----------------------------------------------------------------------
Five Years Ended 6/30/00                                      + 5.75
----------------------------------------------------------------------
Ten Years Ended 6/30/00                                       + 4.87
----------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +19.09%         +20.02%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                               SHARES                                                                         PERCENT OF
          INDUSTRY              HELD                          COMMON STOCKS                        VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ALUMINUM                         5,956      Alcoa Inc. .......................................  $   172,724       1.1%
------------------------------------------------------------------------------------------------------------------------
CANADIAN INDEPENDENTS           11,000      Alberta Energy Company Ltd. ......................      443,950       2.9
                                 4,400      +Anderson Exploration Ltd. .......................       79,881       0.5
                                19,300      +Baytex Energy Ltd. ..............................      182,358       1.2
                                24,500      +Canadian Hunter Exploration Ltd. ................      520,028       3.4
                                 3,900      +Canadian Natural Resources Ltd. .................      113,181       0.8
                                 6,900      Canadian Occidental Petroleum Ltd. ...............      186,971       1.2
                                15,900      +Crestar Energy, Inc. ............................      241,982       1.6
                                 8,000      +Cypress Energy Inc. (Class A)....................       36,175       0.2
                                24,100      +Genesis Exploration Ltd. ........................      178,916       1.2
                                14,300      Paramount Resources Ltd. .........................      146,214       1.0
                                 7,600      +Rio Alto Exploration Ltd. .......................      139,003       0.9
                                 6,800      +Talisman Energy Inc. ............................      225,106       1.5
                                13,800      +Tesco Corporation................................      140,636       0.9
                                                                                                -----------     -----
                                                                                                  2,634,401      17.3
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                        4,700      Air Products and Chemicals, Inc. .................      144,819       0.9
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES            3,800      Ashland Inc. .....................................      133,237       0.9
COMPANIES
------------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL COMPANIES         5,000      Amerada Hess Corporation..........................      308,750       2.0
                                 5,200      Chevron Corporation...............................      441,025       2.9
                                 3,100      Conoco Inc. (Class A).............................       68,200       0.5
                                 5,200      Conoco Inc. (Class B).............................      127,725       0.8
                                 1,400      ENI SpA (ADR)*....................................       81,463       0.5
                                 5,400      Exxon Mobil Corporation...........................      423,900       2.8
                                 7,400      Murphy Oil Corporation............................      439,837       2.9
                                 2,000      Phillips Petroleum Company........................      101,375       0.7
                                 2,800      Royal Dutch Petroleum Company (NY Registered
                                              Shares).........................................      172,375       1.1
                                 2,800      Texaco Inc. ......................................      149,100       1.0
                                 8,200      USX-Marathon Group................................      205,512       1.3
                                                                                                -----------     -----
                                                                                                  2,519,262      16.5
------------------------------------------------------------------------------------------------------------------------
METALS & MINING                215,200      M.I.M. Holdings Limited...........................      116,285       0.8
                                 2,100      Phelps Dodge Corporation..........................       78,094       0.5
                                12,650      +Stillwater Mining Company........................      352,619       2.3
                                44,300      WMC Limited.......................................      198,765       1.3
                                26,300      +Zimbabwe Platinum Mines Limited..................        3,205       0.0
                                                                                                -----------     -----
                                                                                                    748,968       4.9
------------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS              5,500      Anadarko Petroleum Corporation....................      271,219       1.8
                                 7,100      Apache Corporation................................      417,569       2.7
                                 4,400      +Barrett Resources Corporation....................      133,925       0.9
                                 3,112      Burlington Resources Inc. ........................      119,034       0.8
                                 4,250      +Chieftain International, Inc. ...................       81,016       0.5
                                10,325      Devon Energy Corporation..........................      580,136       3.8
                                21,700      EOG Resources, Inc. ..............................      726,950       4.8
                                 4,266      Kerr-McGee Corporation............................      251,427       1.6
                                   400      Noble Affiliates, Inc. ...........................       14,900       0.1
                                 6,600      +Noble Drilling Corporation.......................      271,838       1.8
                                 1,600      +Stone Energy Corporation.........................       95,600       0.6
                                 5,900      Unocal Corporation................................      195,438       1.3
                                                                                                -----------     -----
                                                                                                  3,159,052      20.7
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                     5,200      +BJ Services Company..............................      325,000       2.1
                                 8,100      Baker Hughes Incorporated.........................      259,200       1.7
                                 4,100      Coflexip SA (ADR)*................................      247,025       1.6
                                 4,600      +Cooper Cameron Corporation.......................      303,600       2.0
                                45,900      +Drillers Technology Corp. .......................       49,565       0.3
                                 6,700      Ensign Resource Service Group, Inc. ..............      220,665       1.4
                                   600      +Global Marine Inc. ..............................       16,912       0.1

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                               SHARES                                                                         PERCENT OF
          INDUSTRY              HELD                          COMMON STOCKS                        VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
OIL SERVICES                     7,700      +Grant Prideco, Inc. .............................  $   192,500       1.3%
(CONCLUDED)                     33,000      +Gulf Canada Resources Limited (Ordinary).........      158,812       1.0
                                 6,900      Helmerich & Payne, Inc. ..........................      257,887       1.7
                                 4,700      +Nabors Industries, Inc. .........................      195,344       1.3
                                 5,700      +National-Oilwell, Inc. ..........................      187,387       1.2
                                 9,700      +Precision Drilling Corporation...................      374,462       2.5
                                10,900      +R&B Falcon Corporation...........................      256,831       1.7
                                28,300      Saipem SpA........................................      168,196       1.1
                                 6,200      Santa Fe International Corporation................      216,612       1.4
                                 8,200      +Stolt Offshore, SA...............................      115,825       0.8
                                 3,800      +Stolt Offshore, SA (ADR)*........................       45,125       0.3
                                 7,500      +Weatherford International, Inc. .................      298,594       2.0
                                                                                                -----------     -----
                                                                                                  3,889,542      25.5
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS          7,700      Fort James Corporation............................      178,062       1.1
                                 6,500      International Paper Company.......................      193,781       1.3
                                                                                                -----------     -----
                                                                                                    371,843       2.4
------------------------------------------------------------------------------------------------------------------------
PIPELINES                        4,400      The Coastal Corporation...........................      267,850       1.8
                                 3,900      Equitable Resources, Inc. ........................      188,175       1.2
                                 1,800      The Williams Companies, Inc. .....................       75,038       0.5
                                                                                                -----------     -----
                                                                                                    531,063       3.5
------------------------------------------------------------------------------------------------------------------------
REFINING                         3,600      Sunoco, Inc. .....................................      105,975       0.7
------------------------------------------------------------------------------------------------------------------------
STEEL                           17,300      The LTV Corporation...............................       49,738       0.3
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS (COST--$11,461,991)              14,460,624      94.7
------------------------------------------------------------------------------------------------------------------------
                                FACE
                               AMOUNT                     SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**            $400,000      CSW Credit Inc., 6.70% due 7/13/2000..............      399,032       2.6
                               493,000      General Motors Acceptance Corp., 7.13% due
                                              7/03/2000.......................................      492,707       3.2
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES (COST--$891,739)            891,739       5.8
------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$12,353,730).............   15,352,363     100.5
                                            LIABILITIES IN EXCESS OF OTHER ASSETS.............      (84,015)     (0.5)
                                                                                                -----------     -----
                                            NET ASSETS........................................  $15,268,348     100.0%
                                                                                                ===========     =====
------------------------------------------------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$12,353,730)........             $15,352,363
Cash........................................................                   1,115
Foreign cash................................................                      72
Dividends receivable........................................                  11,470
Prepaid expenses and other assets...........................                   1,170
                                                                         -----------
Total assets................................................              15,366,190
                                                                         -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................  $73,266
  Capital shares redeemed...................................   10,593
  Investment adviser........................................    7,808         91,667
                                                              -------
Accrued expenses and other liabilities......................                   6,175
                                                                         -----------
Total liabilities...........................................                  97,842
                                                                         -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $15,268,348
                                                                         ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $   135,214
Paid-in capital in excess of par............................              15,603,409
Undistributed investment income--net........................                  40,985
Accumulated realized capital losses on investments and
  foreign currency transactions--net........................              (1,200,952)
Accumulated distributions in excess of realized gains on
  investments and foreign currency transactions--net........              (2,308,824)
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               2,998,516
                                                                         -----------
NET ASSETS..................................................             $15,268,348
                                                                         ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $15,268,348 and 1,352,139
  shares outstanding........................................             $     11.29
                                                                         ===========
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $3,190 foreign withholding tax)...........               $   94,304
Interest and discount earned................................                   10,851
                                                                           ----------
Total income................................................                  105,155
                                                                           ----------
-------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   47,993
Custodian fees..............................................       5,125
Accounting services.........................................       3,558
Professional fees...........................................       3,413
Transfer agent fees.........................................       2,589
Printing and shareholder reports............................         707
Directors' fees and expenses................................         157
Other.......................................................         628
                                                              ----------
Total expenses..............................................                   64,170
                                                                           ----------
Investment income--net......................................                   40,985
                                                                           ----------
-------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................     609,511
  Foreign currency transactions--net........................         151      609,662
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   1,939,043
  Foreign currency transactions--net........................        (152)   1,938,891
                                                              ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $2,589,538
                                                                           ==========
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  FOR THE SIX            FOR THE
                                                                  MONTHS ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                               JUNE 30, 2000      DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $    40,985          $   112,815
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................          609,662           (1,814,051)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........        1,938,891            5,295,902
                                                                  -----------          -----------
Net increase in net assets resulting from operations........        2,589,538            3,594,666
                                                                  -----------          -----------
-----------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................               --             (341,600)
                                                                  -----------          -----------
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................       (1,856,493)          (4,257,841)
                                                                  -----------          -----------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................          733,045           (1,004,775)
Beginning of period.........................................       14,535,303           15,540,078
                                                                  -----------          -----------
End of period*..............................................      $15,268,348          $14,535,303
                                                                  ===========          ===========
-----------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................      $    40,985          $        --
                                                                  ===========          ===========
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN                                 CLASS A
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL     --------------------------------------------------------------
STATEMENTS.
                                                        FOR THE SIX            FOR THE YEAR ENDED DECEMBER 31,
                                                        MONTHS ENDED    ---------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                JUNE 30, 2000+    1999+       1998+         1997        1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................     $  9.48       $  7.65     $  10.66     $  13.12     $ 11.95
                                                          -------       -------     --------     --------     -------
Investment income--net...............................         .03           .07          .12          .14         .18
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net.............        1.78          1.95        (1.50)       (1.68)       1.40
                                                          -------       -------     --------     --------     -------
Total from investment operations.....................        1.81          2.02        (1.38)       (1.54)       1.58
                                                          -------       -------     --------     --------     -------
Less dividends and distributions:
  Investment income--net.............................          --          (.19)        (.18)        (.06)       (.20)
  Realized gain on investments--net..................          --            --         (.55)        (.86)       (.21)
  In excess of realized gain on investments--net.....          --            --         (.90)          --          --
                                                          -------       -------     --------     --------     -------
Total dividends and distributions....................          --          (.19)       (1.63)        (.92)       (.41)
                                                          -------       -------     --------     --------     -------
Net asset value, end of period.......................     $ 11.29       $  9.48     $   7.65     $  10.66     $ 13.12
                                                          =======       =======     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................      19.09%++      26.77%      (15.30%)     (12.52%)     13.52%
                                                          =======       =======     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................        .87%*         .91%         .88%         .81%        .78%
                                                          =======       =======     ========     ========     =======
Investment income--net...............................        .55%*         .74%        1.36%         .99%       1.43%
                                                          =======       =======     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............     $15,268       $14,535     $ 15,540     $ 26,979     $45,197
                                                          =======       =======     ========     ========     =======
Portfolio turnover...................................      23.96%        60.83%       29.65%       20.93%      31.11%
                                                          =======       =======     ========     ========     =======
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--NATURAL RESOURCES FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Natural Resources Focus Fund (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term investments are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

--------------------------------------------------------------------------------

value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $2,134 in commissions on the execution of portfolio security transactions

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $3,428,024 and $4,875,866, respectively.

  Net realized gains for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

-------------------------------------------------------------------
                                          Realized     Unrealized
                                           Gains     Gains(Losses)
-------------------------------------------------------------------
Long-term investments...................  $609,511     $2,998,633
Foreign currency transactions...........       151           (117)
                                          --------     ----------
Total...................................  $609,662     $2,998,516
                                          ========     ==========
-------------------------------------------------------------------

--------------------------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $2,998,633, of which $3,669,468 related to appreciated securities and $670,835 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $12,353,730.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-----------------------------------------------------------------
Class A Shares for the Six Months Ended                 Dollar
June 30, 2000                              Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     4,600    $    46,637
Shares redeemed.........................  (186,177)    (1,903,130)
                                          --------    -----------
Net decrease............................  (181,577)   $(1,856,493)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    16,215    $   147,005
Shares issued to shareholders in
 reinvestment of dividends..............    42,468        341,600
                                          --------    -----------
Total issued............................    58,683       488,.605
Shares redeemed.........................  (555,904)    (4,746,446)
                                          --------    -----------
Net decrease............................  (497,221)   $(4,257,841)
                                          ========    ===========
-----------------------------------------------------------------

5. COMMITMENTS:

At June 30, 2000, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase foreign currency with an approximate value of $73,000.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $4,114,000, of which $1,939,000 expires in 2006 and $2,175,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

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MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six-month period ended June 30, 2000, fixed-income markets remained volatile as interest rates moved in a manner that produced an inversion of the yield curve. The front end of the Treasury yield curve suffered as price movement in that portion of the curve remained under pressure when investors demanded greater premiums to account for expected increases in the Federal Reserve Board's overnight rates. Throughout much of the period, the forward Federal funds market continually reflected 50 basis points--75 basis points (0.50%--0.75%) of expected tightening in the six-month rolling contract. (The forward Federal funds market provides an indication to buyers and sellers of Federal funds what the Federal funds rate is expected to be at some point in the future, while a six-month rolling contract is an indication of what investors expect the Federal funds level to be in six months.) On the other hand, long-term interest rates were favorably influenced by two separate sets of events. Inflationary fears, which greatly influence yields on the long end of the curve have, for the most part, been contained as a result of the Federal Reserve Board's restrictive monetary policy. Second, a supply imbalance, brought on by the combination of reduced new issuance and a Treasury buy-back program, produced a strong bid for securities in the 20-year--30-year sector.

  Federal Reserve Board monetary policy remained focused on the need to provide for a slowing in the US economy, which grew at an alarming 7.3% in the fourth quarter of 1999. Although first quarter growth slowed to 5.5%, the rate is still well above the Federal Reserve Board's comfort range of 3%--3.5%. Consumer spending continues to fuel the economic fires, although recent reports such as new housing sales and auto purchases could arguably point to the beginning of a higher interest rate-induced slowdown. Consumers have benefited from low unemployment rates and the wealth effect generated from a strong stock market, although if stock market trends mirror the uninspired results reported during the first half of 2000, consumers may slow spending. Additionally, consumer confidence was impacted by the dot.com sector sell-off, given the implications that high levels of leverage (for example, margin on their brokerage accounts and credit card debt) have on their balance sheets. If the Federal Reserve Board's monetary policy were to produce something greater than a soft landing, or should financial assets experience a sustained correction in value, this would probably translate into a weakening of the economic landscape.

  Although inflation has been well contained for the most part, the scope of the global recovery has led to fears of a rekindling of inflation. Commodity pressures, as measured by the Commodities Research Bureau Index, have been building since the beginning of the year. Of prime concern has been a surge in the price of oil, spurred on not only by the Organization of Petroleum Exporting Countries' production limitations but also on expectations of increased demand by recovering economies. With respect to wage inflation, whether one evaluates wage pressures via hourly earnings, real earnings or employment cost measures, the results have pointed to minimal inflation. The ability to export manufacturing capacity, combined with the high levels of productivity, has served to limit the impact of low unemployment. Furthermore, inflation as measured by both the producer price index and consumer price index remained well within acceptable levels and points to a lack of pricing pressures. Notwithstanding the inflation outlook, we expect the Federal Reserve Board to remain focused on the need to slow economic momentum. The Federal Reserve Board raised the Federal funds rate by a more aggressive 0.50% at its May Federal Open Market Committee (FOMC) meeting. This move now puts the overnight rate at 6.50%, up 175 basis points in the past year. Given this, and combined with a clear slowing of economic momentum, the Federal Reserve Board kept interest rates the same at its June FOMC meeting, although future hikes are still a possibility.

  On the corporate bond front, new issuance, which was minimal as the new year started, began to pick up during the second quarter, although aggregate levels are still below forecast expectations. Investor appetite for investment-grade corporate bonds was somewhat uninspired, given the intent of Federal Reserve Board policy and the lack of liquidity being provided by the market makers. As a result, yield spreads trended toward historical highs during this period, despite a strong business environment and record levels of corporate profitability. Toward the end of the six-month period, and led by the compression in swap spreads (that is, the difference in basis points at which an AA-rated bank could issue debt relative to a similar maturity Treasury security), corporate bond spreads narrowed as investors perceived the Federal Reserve Board may be

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT (CONTINUED)
--------------------------------------------------------------------------------

nearing the end of the push to raise short-term interest rates. This, combined with the very attractive absolute yields, has encouraged some new money to flow into this sector, a trend we believe may continue as we move into the second half of the year. As a result, yield spreads on corporate securities have narrowed.

PORTFOLIO MATTERS

  With respect to investment strategy, we remained committed to the bigger, more liquid issues and emphasized higher coupon bonds. As part of our liquidity strategy, we attempted to consolidate industry holdings into the benchmark issues. Although this came at modest yield concessions, this strategy seems to have worked as the smaller, less liquid transactions significantly underperformed global transactions. During the first quarter of 2000, our investment strategy shifted to incorporate a more barbelled approach rather than a bulleted approach, given prevailing Federal Reserve Board monetary policy and the technical factors influencing the longer end of the curve. We reduced the Fund's exposure in the two-year--five-year sector in favor of short-term floating rate securities and cash. Additionally, we increased the Fund's exposure at the longer end of the curve, although corporate exposure was focused in the ten-year sector, with 30-year exposure emphasizing Treasury securities and agency issues with a spread to US Treasury issues. With regard to our corporate strategy, we believed the 10-year sector offered greater relative value given the flatness of the 10-year--30-year corporate credit curve. However, by the middle of the second quarter, we shifted investment strategy to incorporate a more bulleted portfolio approach. Looking forward, we recommitted some assets out of cash and the 30-year sector and back into the two-year--10-year sector of the yield curve.

  With respect to security specific issues, the Fund held an overweighted position in airlines (equipment trust notes), electric utilities, auto manufacturers, electronic manufacturers, information and data processing companies and energy-related industries, primarily integrated oil and gas producers. During the later part of the period, we began to reduce the Fund's holdings in retailers, finance companies and airlines. We looked to add to positions in defense companies (spreads are at historical wide levels), life insurers, energy-related industries (high oil prices), money center banks and benchmark telecommunication and technology companies. We continue to underweight the Fund in finance companies (personal bankruptcies have been on the rise), paper and forest product producers (unfavorable outlook) and auto parts makers. With respect to auto parts makers, we are specifically concerned about the implications a consolidation of that industry could have on bond prices. Going forward, we intend to continue to look to reverse an overweighting we had in the overall finance sector, with reallocation back to the industrial sector. Spreads for industrial have become very attractive to us, and we want to be in a position to benefit from any cyclical upswing that may occur in that sector.

IN CONCLUSION

  We appreciate your investment in Prime Bond Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Christopher G. Ayoub
Christopher G. Ayoub
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                        +2.16%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                   +5.04
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                                                    +7.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +2.04%          +2.16%

--------------------------------------------------------------------------------
* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                AAA       Aaa      $ 3,000,000      Aames Mortgage Trust, 5.912% due 9/15/2028...  $  2,956,020
SECURITIES+--14.7%
                            AAA       Aaa        5,000,000      Bear Stearns Commercial Mortgage Securities,
                                                                  1999-WF2-A2, 7.08% due 6/15/2009...........     4,881,410
                            NR*       Baa2       6,000,000      Bistro Trust 1998-1000, 6.58% due
                                                                  3/26/2001(b)...............................     5,871,240
                            NR*       Aaa        5,500,000      Federal Home Loan Banks, 6.75% due
                                                                  5/01/2002..................................     5,480,255
                            AAA       Aaa        5,507,458      Federal Home Loan Mortgage Corporation, 6.30%
                                                                  due 5/15/2026..............................     5,254,556
                            AAA       Aaa        6,581,700      Federal National Mortgage Association, 7% due
                                                                  11/18/2027.................................     6,489,095
                            A         A3         6,000,000      First Dominion Funding I, 6.841% due
                                                                  7/10/2013(a)(b)............................     5,749,687
                            AAA       Aaa        5,000,000      First Union-Chase Commercial Mortgage,
                                                                  1999-C2 A2, 6.645% due 4/15/2009...........     4,732,715
                            AAA       Aaa        5,500,000      IMC Home Equity Loan Trust, 6.36% due
                                                                  8/20/2022..................................     5,398,360
                                                                Morgan Stanley Capital I:
                            NR*       NR*        6,000,000      Series 1998-HF2, Class A2, 6.48% due
                                                                  11/15/2030.................................     5,652,480
                            AAA       Aaa        7,000,000      Series 1999-WF1, 6.21% due 9/15/2008.........     6,491,450
                                                                Nationslink Funding Corporation:
                            AAA       Aaa        3,000,000      6.476% due 7/20/2008.........................     2,823,888
                            AAA       Aaa        7,000,000      6.316% due 11/20/2008........................     6,521,879
                            AAA       Aaa        5,000,000        Series 1999-2, Class A3, 7.181% due
                                                                  12/20/2006.................................     4,935,000
                            AAA       Aaa        4,000,000      Saxon Asset Securities Trust, Series 1999-3,
                                                                  Class AF-4, 7.55% due 10/25/2026...........     3,941,720
                                                                                                               ------------
                                                                                                                 77,179,755
---------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--7.3%       A+        Aa2        5,000,000      Bank of America Corp., 7.875% due
                                                                  5/16/2005..................................     5,078,350
                                                                The Bank of New York Company, Inc.:
                            A         A1         4,000,000      7.625% due 7/15/2002.........................     4,026,560
                            A         A1         2,000,000      7.875% due 11/15/2002........................     2,023,280
                            A         Aa3          500,000      Boatman's Bancshares, 9.25% due 11/01/2001...       512,095
                            A+        Aa3        2,000,000      First Interstate, 11.25% due 3/27/2001.......     2,051,780
                            A         A2         3,500,000      Firstar Bank NA, 7.125% due 12/01/2009.......     3,320,870
                            BBB+      a2         8,000,000      Fleet Capital Trust II, 7.92% due
                                                                  12/11/2026.................................     6,953,040
                            BBB+      A3         3,000,000      Great Western Bank, 9.875% due 6/15/2001.....     3,062,880
                            A-        a1         1,000,000      HSBC Americas Capital Trust, 7.808% due
                                                                  12/15/2026(b)..............................       851,755
                            A         A2         3,000,000      HSBC USA Inc., 7% due 11/01/2006.............     2,865,630
                            A-        a1         3,000,000      Mellon Capital II, 7.995% due 1/15/2027......     2,710,590
                            A         Aa3        5,000,000      NationsBank Corp., 6.50% due 8/15/2003.......     4,876,900
                                                                                                               ------------
                                                                                                                 38,333,730
---------------------------------------------------------------------------------------------------------------------------
FINANCE--6.2%               BBB+      Baa1       2,500,000      Comdisco Inc., 6% due 1/30/2002..............     2,389,700
                            AA-       Aa3        4,350,000      Commercial Credit Co., 10% due 5/15/2009.....     4,960,000
                                                                Ford Motor Credit Company:
                            A         A2         7,600,000      7.50% due 3/15/2005..........................     7,562,380
                            A         A2         8,500,000      7.875% due 6/15/2010.........................     8,498,470
                            A         A2         2,000,000      General Motors Acceptance Corp., 6.85% due
                                                                  6/17/2004..................................     1,951,980
                            A         A2         1,500,000      Household Finance Corp., 7.875% due
                                                                  3/01/2007..................................     1,494,180
                            A+        Aa2        6,000,000      Norwest Corp., 6.50% due 6/01/2005...........     5,719,080
                                                                                                               ------------
                                                                                                                 32,575,790
---------------------------------------------------------------------------------------------------------------------------
FINANCE--                                                       Bear Stearns Companies, Inc.:
OTHER--10.7%                A         A2         4,250,000      7.625% due 2/01/2005.........................     4,203,760
                            A         A2         3,000,000      7.625% due 12/07/2009........................     2,855,880
                            A         aa2        2,000,000      Citigroup Capital II, 7.75% due 12/01/2036...     1,761,400

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER              AA-       Aa2      $ 1,000,000      Citigroup Inc., 9.50% due 3/01/2002..........  $  1,032,960
(CONCLUDED)
                            A-        A3         4,500,000      Donaldson, Lufkin & Jenrette Inc., 6.875% due
                                                                  11/01/2005.................................     4,328,235
                            BBB+      A3         1,000,000      ERP Operating LP, 7.125% due 10/15/2017......       860,200
                                                                Goldman Sachs Group Inc.:
                            A+        A1           500,000      7.50% due 1/28/2005..........................       496,215
                            A+        A1         8,000,000      7.80% due 1/28/2010..........................     7,917,440
                                                                Lehman Brothers Holdings, Inc.:
                            A         A3         1,000,000      6.625% due 2/05/2006.........................       934,390
                            A         A3         8,800,000      8.25% due 6/15/2007..........................     8,793,928
                            AA-       Aa3        3,000,000      Morgan Stanley, Dean Witter Corp., 7.75% due
                                                                  6/15/2005..................................     3,020,730
                            AA-       Aa3        3,500,000      Morgan Stanley Group, 8.875% due
                                                                  10/15/2001.................................     3,562,545
                                                                Paine Webber Group Inc.:
                            BBB+      Baa1       3,000,000      9.25% due 12/15/2001.........................     3,051,150
                            BBB+      Baa1       2,000,000      8.875% due 3/15/2005.........................     2,058,160
                                                                Salomon Smith Barney Holdings, Inc.:
                            A         Aa3        2,000,000      5.875% due 2/01/2001.........................     1,985,160
                            A         Aa3        2,000,000      6.625% due 11/15/2003........................     1,946,160
                            BBB+      Baa1       4,000,000      Simon Debartolo, 6.75% due 6/15/2005.........     3,747,440
                            BBB       Baa2       3,200,000      Spieker Properties LP, 7.35% due
                                                                  12/01/2017.................................     2,789,632
                            BBB       Baa3       1,000,000      Susa Partnership LP, 7.45% due 7/01/2018.....       852,520
                                                                                                               ------------
                                                                                                                 56,197,905
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--CONSUMER        A+        A1         5,000,000      Anheuser-Busch Companies Inc., 7.375% due
GOODS--3.0%                                                       7/01/2023..................................     4,747,900
                            BBB-      Ba1        4,000,000      Flowers Industries Inc., 7.15% due
                                                                  4/15/2028..................................     2,827,920
                            A+        A1         3,500,000      Hershey Foods Co., 8.80% due 2/15/2021.......     3,823,120
                            A         A2         4,000,000      Phillip Morris Companies, Inc., 9% due
                                                                  1/01/2001..................................     4,010,440
                                                                                                               ------------
                                                                                                                 15,409,380
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                    Amerada Hess Corporation:
ENERGY--4.4%                BBB       Baa1       1,500,000      7.375% due 10/01/2009........................     1,457,835
                            BBB       Baa1       2,000,000      7.875% due 10/01/2029........................     1,955,620
                            AA+       Aa1        2,000,000      BP America Inc., 9.375% due 11/01/2000.......     2,014,620
                            A-        A3         5,000,000      Burlington Resources, 7.375% due 3/01/2029...     4,638,300
                            BBB       Baa2       2,500,000      Coastal Corp., 6.375% due 2/01/2009..........     2,264,225
                            A-        A3         2,000,000      Conoco Inc., 6.95% due 4/15/2029.............     1,818,080
                            BBB+      Baa1       2,000,000      Enron Corporation, 9.875% due 6/15/2003......     2,116,480
                            BBB-      Baa3       2,000,000      Occidental Petroleum Corp. (MOPPRS), 6.40%
                                                                  due 4/01/2013(a)...........................     1,931,560
                            BBB-      Baa2       5,000,000      Williams Companies, Inc., 7.625% due
                                                                  7/15/2019..................................     4,775,050
                                                                                                               ------------
                                                                                                                 22,971,770
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                A+        A1         2,000,000      DaimlerChrysler NA Holdings, 7.20% due
MANUFACTURING--6.7%                                               9/01/2009..................................     1,925,380
                            A         A2         2,000,000      Ford Motor Company, 8.90% due 1/15/2032......     2,187,120
                            A         A2         4,000,000      General Motors Corporation, 8.80% due
                                                                  3/01/2021..................................     4,317,120
                            AA-       Aa2        4,125,000      Hewlett-Packard Company, 7.15% due
                                                                  6/15/2005..................................     4,132,549
                            A         A2         4,500,000      Honeywell International, 7.50% due
                                                                  3/01/2010..................................     4,497,795
                            A+        A1         3,000,000      International Business Machines Corporation,
                                                                  6.50% due 1/15/2028........................     2,704,680
                            BBB-      Baa3       5,000,000      Lockheed Martin Corporation, 7.95% due
                                                                  12/01/2005.................................     5,028,500
                            BBB-      Baa3         500,000      Northrop-Grumman Corp., 8.625% due
                                                                  10/15/2004.................................       515,170
                                                                Raytheon Company:
                            BBB-      Baa2       2,500,000      7.90% due 3/01/2003(b).......................     2,511,890
                            BBB-      Baa2       4,000,000      6.75% due 3/15/2018..........................     3,458,720

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB+      Baa1     $ 2,000,000      Sun Microsystems Inc., 7.50% due 8/15/2006...  $  1,995,720
MANUFACTURING (CONCLUDED)

                            BBB       Baa2       2,000,000      Union Carbide Corp., 6.25% due 6/15/2003.....     1,942,980
                                                                                                               ------------
                                                                                                                 35,217,624
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                                                    Comcast Cable Communications:
SERVICES--10.3%
                            BBB       Baa2       3,000,000      6.20% due 11/15/2008.........................     2,708,190
                            BBB       Baa2       2,000,000      8.875% due 5/01/2017.........................     2,165,560
                            BBB+      Baa1       8,000,000      Computer Associates International, 6.25% due
                                                                  4/15/2003..................................     7,629,280
                            BBB       Baa1       1,500,000      Dillard's Inc., 7.85% due 10/01/2012.........     1,143,045
                            A         A2         1,546,081      +Disney Custom Repackaged Asset Vehicle-403,
                                                                  6.85% due 1/10/2007(b).....................     1,527,992
                            BBB-      Baa3       5,500,000      Fred Meyer Inc., 7.45% due 3/01/2008.........     5,245,625
                            AAA       Aaa        3,000,000      Johnson & Johnson, 8.72% due 11/01/2024......     3,227,670
                            A+        A1           615,000      May Department Stores Co., 8.30% due
                                                                  7/15/2026..................................       583,629
                            BBB-      Baa3       4,000,000      News America Holdings, Inc., 8.625% due
                                                                  2/01/2003..................................     4,102,240
                            A-        A3         7,000,000      Sears Roebuck Acceptance Corp., 6.82% due
                                                                  10/17/2002.................................     6,890,870
                            AA-       A2         2,500,000      TCI Communications Inc., 8.75% due
                                                                  8/01/2015..................................     2,673,150
                            AA-       A2         1,977,000      Tele-Communications Inc., 8.25% due
                                                                  1/15/2003..................................     2,032,336
                            BBB       Baa2       4,000,000      Time Warner Entertainment Co., 8.375% due
                                                                  3/15/2023..................................     4,049,320
                            BBB       Ba1        1,000,000      USA Waste Services, 6.50% due 12/15/2002.....       927,700
                            AA        Aa2        7,000,000      Wal-Mart Stores, Inc., 8.50% due 9/15/2024...     7,370,720
                            A         A2         1,875,000      Walt Disney Company, 7.30% due 2/08/2005.....     1,889,306
                                                                                                               ------------
                                                                                                                 54,166,633
---------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                BBB+      Baa2       2,750,000      Burlington Northern Santa Fe, 6.75% due
TRANSPORTATION--5.3%                                              3/15/2029..................................     2,329,690
                            BBB       Baa2       5,500,000      CSX Corp., 7.90% due 5/01/2017...............     5,224,230
                            AA+       Aa3        5,000,000      Continental Airlines, 7.056% due 3/15/2011...     4,688,350
                            BBB-      Baa3       3,500,000      Delta Airlines, 9.75% due 5/15/2021..........     3,488,345
                                                                Southwest Airlines Co.:
                            A-        A3         3,000,000      9.40% due 7/01/2001..........................     3,041,370
                            A-        A3         4,000,000      8% due 3/01/2005.............................     3,978,840
                            A-        A3         1,000,000      7.875% due 9/01/2007.........................     1,000,070
                            BBB-      Baa3       5,000,000      Union Pacific Corporation, 6.625% due
                                                                  2/01/2029..................................     4,132,245
                                                                                                               ------------
                                                                                                                 27,883,140
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 AA-       Aa3        2,450,000      Ameritech Capital Funding, 6.45% due
COMMUNICATIONS--7.5%                                              1/15/2018..................................     2,105,995
                            BB        Ba2        7,725,000      Frontier Corp., 6% due 10/15/2013(a).........     6,906,614
                            A+        Aa3        6,000,000      GTE California, Inc., 8.07% due 4/15/2024....     5,624,880
                                                                GTE Corp.:
                            A+        A2         1,500,000      9.375% due 12/01/2000........................     1,514,025
                            A+        A2         1,500,000      6.84% due 4/15/2018..........................     1,335,930
                            A-        A3         5,300,000      MCI WorldCom Inc., 6.125% due 4/15/2012(a)...     5,180,114
                                                                Southwestern Bell Telecommunications Corp.:
                            AA-       Aa2        1,000,000      6.625% due 4/01/2005.........................       964,650
                            AA-       Aa2        2,000,000      6.375% due 11/15/2007........................     1,849,680
                                                                Sprint Capital Corporation:
                            BBB+      Baa1       1,500,000      5.70% due 11/15/2003.........................     1,414,920
                            BBB+      Baa1       2,500,000      6.125% due 11/15/2008........................     2,228,425
                                                                Vodafone Airtouch PLC(b):
                            A-        A2         3,000,000      7.625% due 2/15/2005.........................     3,004,149
                            A-        A2         7,500,000      7.875% due 2/15/2030.........................     7,340,453
                                                                                                               ------------
                                                                                                                 39,469,835
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)
--------------------------------------------------------------------------------

                             S&P     MOODY'S      FACE
        INDUSTRY           RATINGS   RATINGS     AMOUNT                    CORPORATE BONDS & NOTES                VALUE
---------------------------------------------------------------------------------------------------------------------------
UTILITIES--                 AAA       Aaa      $ 8,000,000      Cleveland Electric/Toledo Edison, 7.13% due
ELECTRIC--8.2%                                                    7/01/2007..................................  $  7,686,080
                            BBB+      Baa1       2,000,000      Commonwealth Edison, Inc., 7% due
                                                                  7/01/2005..................................     1,926,080
                            BBB+      Baa1       2,000,000      Conectiv Inc., 6.73% due 6/01/2006...........     1,926,420
                            BBB+      Baa1       2,000,000      Dominion Resources Inc., 8.125% due
                                                                  6/15/2010..................................     2,013,520
                            A         A3         2,500,000      Duke Capital Corp., 7.50% due 10/01/2009.....     2,462,900
                            A-        A2         3,000,000      Edison International Inc., 6.875% due
                                                                  9/15/2004..................................     2,911,470
                            A         A1         3,000,000      Mississippi Power, 6.05% due 5/01/2003.......     2,897,730
                            AA-       A1         1,500,000      PG&E Corp., 6.25% due 8/01/2003..............     1,449,720
                            BBB-      Ba1        3,000,000      PSE&G Energy Holdings, 9.125% due
                                                                  2/10/2004..................................     3,034,935
                            A-        A3         2,000,000      Pennsylvania Power & Light Co., 6.125% due
                                                                  5/01/2006(a)...............................     1,979,280
                            A         A1         2,000,000      South Carolina Electric & Gas, 7.50% due
                                                                  6/15/2005..................................     2,005,480
                            A         A2         5,000,000      Southern California Edison, 7.625% due
                                                                  1/15/2010..................................     4,984,000
                            A         A2         7,500,000      Virginia Electric & Power Co., 8.625% due
                                                                  10/01/2024.................................     7,358,925
                                                                                                               ------------
                                                                                                                 42,636,540
---------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES**--6.4%   A+        A1         6,000,000      Australia & New Zealand Banking Group, NY,
                                                                  7.55% due 9/15/2006(1).....................     5,908,860
                            A-        A3         5,000,000      BHP Finance USA, 8.50% due 12/01/2012(1).....     5,174,050
                            BBB       Baa2       1,500,000      Canadian National Railway Co., 6.90% due
                                                                  7/15/2028(3)...............................     1,265,505
                            A         A2         2,000,000      Ford Capital BV, 9.50% due 6/01/2010(1)......     2,191,880
                            A-        A3         4,000,000      Israel Electric Corp. Ltd., 7.75% due
                                                                  3/01/2009(3)(b)............................     3,870,896
                                                                Merita Bank Ltd.(1):
                            A-        A1         1,500,000      6.50% due 1/15/2006..........................     1,416,135
                            A-        A1         2,500,000      6.50% due 4/01/2009..........................     2,270,725
                            A         A2         5,000,000      Norsk Hydro A/S, 6.70% due 1/15/2018(3)......     4,382,150
                            BBB       Baa3       5,000,000      Petro Geo-Services ASA, 7.125% due
                                                                  3/30/2028(3)...............................     4,170,250
                                                                Telecom de Puerto Rico(3):
                            BBB       Baa2       1,000,000      6.15% due 5/15/2002..........................       971,692
                            BBB       Baa2       1,000,000      6.65% due 5/15/2006..........................       946,294
                            A-        A2         1,000,000      Trans-Canada Pipelines, 6.43% due
                                                                  3/15/2029(3)...............................       950,720
                                                                                                               ------------
                                                                                                                 33,519,157
---------------------------------------------------------------------------------------------------------------------------
YANKEE                                                          Korea Development Bank(1):
SOVEREIGN**--2.4%           BBB       Baa2       3,000,000      7.125% due 4/22/2004.........................     2,902,170
                            BBB       Baa2       2,500,000      7.375% due 9/17/2004.........................     2,429,350
                            BBB       Baa2       5,000,000      Republic of Korea, 8.875% due 4/15/2008(2)...     5,168,750
                            BB+       Baa3       2,000,000      United Mexican States, 9.875% due
                                                                  2/01/2010(2)...............................     2,070,000
                                                                                                               ------------
                                                                                                                 12,570,270
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL CORPORATE BONDS & NOTES
                                                                (COST--$508,375,884)--93.1%                     488,131,529
---------------------------------------------------------------------------------------------------------------------------
                                                                          US GOVERNMENT OBLIGATIONS
---------------------------------------------------------------------------------------------------------------------------

US GOVERNMENT                                                   US Treasury Bonds & Notes:
OBLIGATIONS--2.8%                                7,875,000      6.50% due 2/15/2010..........................     8,144,483
                                                 1,500,000      5.25% due 2/15/2029..........................     1,331,250
                                                 5,200,000      6.125% due 8/15/2029.........................     5,252,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL US GOVERNMENT OBLIGATIONS
                                                                (COST--$14,503,040)--2.8%                        14,727,733
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                                  FACE
                                                 AMOUNT                     SHORT-TERM SECURITIES                 VALUE
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                     $12,826,000      Warburg Dillon Read LLC, purchased on
AGREEMENTS***--2.5%                                               6/30/2000 to yield 6.55% to 7/03/2000......  $ 12,826,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$12,826,000)--2.5%....................    12,826,000
---------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$535,704,924)--98.4%..................   515,685,262
                                                                OTHER ASSETS LESS LIABILITIES--1.6%..........     8,620,480
                                                                                                               ------------
                                                                NET ASSETS--100.0%...........................  $524,305,742
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

* Not Rated.
** Corresponding industry groups for foreign securities:
   (1) Financial Institution
 (2) Government Entity
 (3) Industrial

*** Repurchase Agreements are fully collateralized by US Government & Agency
    Obligations.

+ Subject to principal paydowns.

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$535,704,924).......               $515,685,262
Cash........................................................                      1,784
Receivables:
  Interest..................................................  $9,003,123
  Loaned securities.........................................       2,660      9,005,783
                                                              ----------
Prepaid expenses............................................                     42,029
                                                                           ------------
Total assets................................................                524,734,858
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Investment adviser........................................     170,817
  Capital shares redeemed...................................     162,482        333,299
                                                              ----------
Accrued expenses............................................                     95,817
                                                                           ------------
Total liabilities...........................................                    429,116
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $524,305,742
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized+........................................               $  4,749,293
Paid-in capital in excess of par............................                572,988,232
Undistributed investment income--net........................                  3,033,985
Accumulated realized capital losses on investments--net.....                (36,446,106)
Unrealized depreciation on investments--net.................                (20,019,662)
                                                                           ------------
NET ASSETS..................................................               $524,305,742
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $524,305,742 and 47,492,930
  shares outstanding........................................               $      11.04
                                                                           ============
---------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................               $ 19,746,832
Other.......................................................                     38,054
                                                                           ------------
Total income................................................                 19,784,886
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,125,415
Accounting services.........................................      51,535
Professional fees...........................................      25,564
Custodian fees..............................................      25,055
Printing and shareholder reports............................      23,811
Pricing services............................................       6,891
Directors' fees and expenses................................       5,592
Transfer agent fees.........................................       2,604
Registration fees...........................................         435
Other.......................................................       4,158
                                                              ----------
Total expenses..............................................                  1,271,060
                                                                           ------------
Investment income--net......................................                 18,513,826
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized loss on investments--net...........................                (11,969,017)
Change in unrealized depreciation on investments--net.......                  4,249,290
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 10,794,099
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 2000    DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................    $ 18,513,826       $ 37,462,306
Realized loss on investments--net...........................     (11,969,017)       (15,646,836)
Change in unrealized appreciation/depreciation on
  investments--net..........................................       4,249,290        (35,545,222)
                                                                ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................      10,794,099        (13,729,752)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Dividends to Class A shareholders from investment
  income--net...............................................     (15,479,873)       (40,541,994)
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................     (14,585,990)         3,548,694
                                                                ------------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................     (19,271,764)       (50,723,052)
Beginning of period.........................................     543,577,506        594,300,558
                                                                ------------       ------------
End of period*..............................................    $524,305,742       $543,577,506
                                                                ============       ============
--------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................    $  3,033,985       $         32
                                                                ============       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                    CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE      ------------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                    FOR THE SIX             FOR THE YEAR ENDED DECEMBER 31,
                                                   MONTHS ENDED    --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:            JUNE 30, 2000     1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............    $  11.14      $  12.25      $  12.11      $  11.91      $  12.45
                                                     --------      --------      --------      --------      --------
Investment income--net...........................         .38           .77           .77           .78           .80
Realized and unrealized gain (loss) on
  investments--net...............................        (.16)        (1.05)          .15           .20          (.55)
                                                     --------      --------      --------      --------      --------
Total from investment operations.................         .22          (.28)          .92           .98           .25
                                                     --------      --------      --------      --------      --------
Less dividends from investment income--net.......        (.32)         (.83)         (.78)         (.78)         (.79)
                                                     --------      --------      --------      --------      --------
Net asset value, end of period...................    $  11.04      $  11.14      $  12.25      $  12.11      $  11.91
                                                     ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...............       2.04%+       (2.35%)        7.85%         8.64%         2.21%
                                                     ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................        .48%*         .47%          .48%          .47%          .49%
                                                     ========      ========      ========      ========      ========
Investment income--net...........................       6.97%*        6.53%         6.35%         6.62%         6.67%
                                                     ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).........    $524,306      $543,578      $594,301      $527,770      $538,394
                                                     ========      ========      ========      ========      ========
Portfolio turnover...............................      63.69%        97.14%       103.24%        89.22%        91.88%
                                                     ========      ========      ========      ========      ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--PRIME BOND FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A Shares and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Prime Bond Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's High Current Income Fund at the following annual rates:
 .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the six months

--------------------------------------------------------------------------------

ended June 30, 2000, the aggregate average daily net assets of the Fund and the Company's High Current Income Fund was approximately $1,004,392,000.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.
  For the six months ended June 30, 2000, the Fund paid Merrill Lynch Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, $5,985 for providing security price quotations to compute the net asset value of the Fund.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $319,271,767 and $326,059,764, respectively.

  Net realized losses for the six months ended June 30, 2000 and net unrealized losses as of June 30, 2000 were as follows:

------------------------------------------------------------------
                                         Realized      Unrealized
                                          Losses         Losses
------------------------------------------------------------------
Long-term investments................  $(11,969,017)  $(20,019,662)
                                       ------------   ------------
Total................................  $(11,969,017)  $(20,019,662)
                                       ============   ============
------------------------------------------------------------------

  At June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $20,019,662, of which $2,308,783 related to appreciated securities and $22,328,445 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $535,704,924.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2000                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................    1,837,283    $ 20,242,004
Shares issued to shareholders in
 reinvestment of dividends............    1,407,243      15,479,873
                                         ----------    ------------
Total issued..........................    3,244,526      35,721,877
Shares redeemed.......................   (4,556,496)    (50,307,867)
                                         ----------    ------------
Net decrease..........................   (1,311,970)   $(14,585,990)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,013,890    $ 23,706,106
Shares issued to shareholders in
 reinvestment of dividends...........   3,502,823      40,541,994
                                       ----------    ------------
Total issued.........................   5,516,713      64,248,100
Shares redeemed......................  (5,243,367)    (60,699,406)
                                       ----------    ------------
Net increase.........................     273,346    $  3,548,694
                                       ==========    ============
-----------------------------------------------------------------

5. LOANED SECURITIES:

At June 30, 2000, the Fund held US Treasury Bonds having an aggregate value of approximately $8,585,000 as collateral for portfolio securities loaned having a market value of approximately $8,144,000.

6. CAPITAL LOSS CARRYFORWARD:

At December 31, 1999, the Fund had a net capital loss carryforward of approximately $21,021,000, of which $7,112,000 expires in 2002, $855,000 expires in 2003, $681,000 expires in 2005 and $12,373,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. SUBSEQUENT EVENT:

On July 3, 2000, the Company's Board of Directors declared an ordinary income dividend in the amount of $.063882 per Class A share payable on July 3, 2000 to shareholders of record as of July 3, 2000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Economic slowing has finally arrived in the United States. As a result, significant increases in inflation and interest rates appear less likely, which is usually good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

  Investor sentiment changed significantly during the first half of 2000. In general, concerns centered on economic growth being too strong. A recent inflection could indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

  During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999. This transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

  In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

  Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are continued heavy investments in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.

PORTFOLIO MATTERS

  As of June 30, 2000, the Fund's asset allocation was: US equities, 80% of net assets; foreign equities, 14%; and cash reserves, 6%.

  We reduced the Fund's position in foreign equities from 21% of net assets to 14% during the first half of 2000. We utilized the proceeds to expand the Fund's US equity representation from 74% of net assets to 80%. This shift reflected our perception of increased near-term risk in equity markets in an environment of extreme volatility. However, this reduction does not change our positive longer-term view toward US and foreign equities.

  In our opinion, the most likely economic scenario is a slowdown in the United States that would reduce inflationary pressures but that would not be sufficiently intense to adversely impact the rest of the world's economies. The modest reduction in US and foreign equities has not altered the allocation of significant assets to "new economy" equities in the United States and the majority of assets in foreign markets to technology-related sectors. Companies in technology-oriented areas such as telecommunications equipment, computers, and software and services could be relatively immune to an economic slowdown of modest proportions, in our view. Representation in old economy sectors was maintained on a selective basis in order to maintain diversification consistent with the Fund's objectives. Areas with significant representation included financial services, consumer staples and health care.

IN CONCLUSION

  We appreciate your investment in Quality Equity Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Thomas R. Robinson
Thomas R. Robinson
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +20.25%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                  +20.51
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                                                   +14.94
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +3.57%          +20.25%
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                  PERCENT OF
COUNTRY               INDUSTRY        HELD                         STOCKS                        VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AUSTRALIA        BROADCASTING--MEDIA 286,400    The News Corporation Limited (Convertible
                                                  Preferred) (ADR)*.........................  $ 13,604,000       1.5%
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN AUSTRALIA                       13,604,000       1.5
-----------------------------------------------------------------------------------------------------------------------
CANADA           COMMUNICATIONS      426,266    Nortel Networks Corporation.................    29,092,655       3.1
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 MACHINERY           148,300    +ATS Automation Tooling Systems, Inc. ......     3,227,830       0.3
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS   59,900    BCE Inc. ...................................     1,426,369       0.2
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN CANADA                          33,746,854       3.6
-----------------------------------------------------------------------------------------------------------------------
FINLAND          COMMUNICATIONS      270,600    Nokia Oyj...................................    13,864,778       1.5
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN FINLAND                         13,864,778       1.5
-----------------------------------------------------------------------------------------------------------------------
FRANCE           SEMICONDUCTORS      202,800    STMicroelectronics NV (NY Registered
                                                  Shares)...................................    13,017,225       1.4
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN FRANCE                          13,017,225       1.4
-----------------------------------------------------------------------------------------------------------------------
HONG KONG        ELECTRONICS          36,500    +Gemstar International Group Limited........     2,242,469       0.2
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN HONG KONG                        2,242,469       0.2
-----------------------------------------------------------------------------------------------------------------------
JAPAN            APPLIANCES           89,000    Sony Corporation (ADR)*.....................     8,393,813       0.9
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS            40,000    NEC Corporation.............................     1,258,920       0.2
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS          68,000    Hitachi Ltd. ...............................       983,318       0.1
                 COMPONENTS           21,000    Kyocera Corporation.........................     3,570,625       0.4
                                                                                              ------------     -----
                                                                                                 4,553,943       0.5
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS      75,000    Yamanouchi Pharmaceutical Co., Ltd. ........     4,104,248       0.4
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN JAPAN                           18,310,924       2.0
-----------------------------------------------------------------------------------------------------------------------
NETHERLANDS      ELECTRONIC          157,800    +ASM Lithography Holdings NV................     6,810,044       0.7
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN THE NETHERLANDS                  6,810,044       0.7
-----------------------------------------------------------------------------------------------------------------------
SINGAPORE        ELECTRONIC           32,200    +Flextronics International Ltd. ............     2,211,738       0.2
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN SINGAPORE                        2,211,738       0.2
-----------------------------------------------------------------------------------------------------------------------
SWEDEN           COMMUNICATIONS      436,400    Telefonaktiebolaget LM Ericsson AB 'B'......     8,682,226       0.9
                 EQUIPMENT
                                      37,000    +Telia AB...................................       350,131       0.1
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN SWEDEN                           9,032,357       1.0
-----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   BUILDING &          332,000    Hanson PLC..................................     2,347,211       0.3
                 CONSTRUCTION
                 ------------------------------------------------------------------------------------------------------
                 DRUGS               320,000    SmithKline Beecham PLC......................     4,190,475       0.4
                 ------------------------------------------------------------------------------------------------------
                 MANUFACTURING       505,000    Invensys PLC................................     1,896,008       0.2
                 ------------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED     146,200    Shell Transport & Trading Company (ADR)*....     7,300,863       0.8
                 ------------------------------------------------------------------------------------------------------
                 OIL--RELATED        236,000    BP Amoco PLC................................     2,265,158       0.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS  414,000    Vodafone AirTouch PLC.......................     1,673,435       0.2
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN THE UNITED KINGDOM              19,673,150       2.1
-----------------------------------------------------------------------------------------------------------------------
UNITED STATES    AEROSPACE &          76,000    The Boeing Company..........................     3,177,750       0.3
                 DEFENSE
                                     110,525    United Technologies Corporation.............     6,507,159       0.7
                                                                                              ------------     -----
                                                                                                 9,684,909       1.0
                 ------------------------------------------------------------------------------------------------------
                 APPAREL              54,800    The Gap, Inc. ..............................     1,712,500       0.2
                 ------------------------------------------------------------------------------------------------------
                 APPLICATION          36,000    +Siebel Systems, Inc. ......................     5,888,250       0.6
                 DEVELOPMENT
                 SOFTWARE
                 ------------------------------------------------------------------------------------------------------
                 AUTOMOTIVE           15,700    +General Motors Corporation (Class H).......     1,377,675       0.1
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 BANKING             141,736    Bank of America Corporation.................     6,094,648       0.7
                                     209,700    The Bank of New York Company, Inc. .........     9,751,050       1.0
                                      98,450    The Chase Manhattan Corporation.............     4,534,853       0.5
                                                                                              ------------     -----
                                                                                                20,380,551       2.2
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                  PERCENT OF
COUNTRY               INDUSTRY        HELD                         STOCKS                        VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
UNITED STATES    BEVERAGES           234,000    The Coca-Cola Company.......................  $ 13,440,375       1.4%
(CONTINUED)
                                     251,500    PepsiCo, Inc. ..............................    11,176,031       1.2
                                                                                              ------------     -----
                                                                                                24,616,406       2.6
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING &      106,200    +TV Guide, Inc. (Class A)...................     3,637,350       0.4
                 PUBLISHING
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING--      501,200    +AT&T Corp.-Liberty Media Group (Class A)...    12,154,100       1.3
                 CABLE
                                     224,900    +Charter Communications, Inc. (Class A).....     3,696,794       0.4
                                                                                              ------------     -----
                                                                                                15,850,894       1.7
                 ------------------------------------------------------------------------------------------------------
                 BROADCASTING--MEDIA  19,000    +Univision Communications Inc. (Class A)....     1,966,500       0.2
                 ------------------------------------------------------------------------------------------------------
                 BUSINESS SERVICES   117,050    +Oracle Corporation.........................     9,832,200       1.0
                 ------------------------------------------------------------------------------------------------------
                 CAPITAL EQUIPMENT    42,068    +Agilent Technologies, Inc. ................     3,102,515       0.3
                                     110,300    Hewlett-Packard Company.....................    13,773,712       1.5
                                                                                              ------------     -----
                                                                                                16,876,227       1.8
                 ------------------------------------------------------------------------------------------------------
                 CAPITAL GOODS        24,800    Minnesota Mining and Manufacturing Company
                                                  (3M)......................................     2,046,000       0.2
                 ------------------------------------------------------------------------------------------------------
                 CELLULAR             58,400    +Dobson Communications Corporation (Class
                 TELEPHONES                       A)........................................     1,124,200       0.1
                 ------------------------------------------------------------------------------------------------------
                 CHEMICALS           210,700    Rohm and Haas Company.......................     7,269,150       0.8
                 ------------------------------------------------------------------------------------------------------
                 COMMERCIAL          136,600    +Convergys Corporation......................     7,086,125       0.8
                 SERVICES
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS       82,000    +Network Associates, Inc. ..................     1,670,750       0.2
                                      66,600    +Pegasus Communications Corporation.........     3,259,238       0.3
                                                                                              ------------     -----
                                                                                                 4,929,988       0.5
                 ------------------------------------------------------------------------------------------------------
                 COMMUNICATIONS        7,800    +CIENA Corporation..........................     1,299,675       0.1
                 EQUIPMENT
                                     311,200    Lucent Technologies Inc. ...................    18,438,600       2.0
                                     124,050    +WorldCom, Inc. ............................     5,690,794       0.6
                                                                                              ------------     -----
                                                                                                25,429,069       2.7
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER RELATED     35,200    +VERITAS Software Corporation...............     3,977,600       0.4
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 COMPUTER SERVICES   165,200    +America Online, Inc. ......................     8,714,300       0.9
                                      19,200    +Ariba, Inc. ...............................     1,881,600       0.2
                                     508,295    +Cisco Systems, Inc. .......................    32,308,493       3.4
                                     104,000    Electronic Data Systems Corporation.........     4,290,000       0.5
                                       6,600    +StorageNetworks, Inc. .....................       595,650       0.1
                                      28,000    Symbol Technologies, Inc. ..................     1,512,000       0.2
                                                                                              ------------     -----
                                                                                                49,302,043       5.3
                 ------------------------------------------------------------------------------------------------------
                 COMPUTERS           103,800    Compaq Computer Corporation.................     2,653,387       0.3
                                     177,000    +Dell Computer Corporation..................     8,728,312       0.9
                                     149,200    +EMC Corporation............................    11,479,075       1.2
                                     101,165    International Business Machines
                                                  Corporation...............................    11,083,890       1.2
                                      74,100    RadioShack Corporation......................     3,510,488       0.4
                                     147,400    +Sun Microsystems, Inc. ....................    13,404,188       1.4
                                                                                              ------------     -----
                                                                                                50,859,340       5.4
                 ------------------------------------------------------------------------------------------------------
                 CONGLOMERATES       105,300    Honeywell International Inc. ...............     3,547,294       0.4
                 ------------------------------------------------------------------------------------------------------
                 DIVERSIFIED          40,600    +Conexant Systems, Inc. ....................     1,971,637       0.2
                 COMPANIES            32,300    Corning Incorporated........................     8,716,962       0.9
                                                                                              ------------     -----
                                                                                                10,688,599       1.1
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL &         59,000    +The AES Corporation........................     2,691,875       0.3
                 ELECTRONICS           4,900    +Capstone Turbine Corporation...............       221,419       0.0
                                                                                              ------------     -----
                                                                                                 2,913,294       0.3
                 ------------------------------------------------------------------------------------------------------
                 ELECTRICAL          487,700    General Electric Company....................    25,848,100       2.8
                 EQUIPMENT
                 ------------------------------------------------------------------------------------------------------
                 ELECTRONICS          11,500    +Analog Devices, Inc. ......................       874,000       0.1
                                      30,800    +Broadcom Corporation (Class A).............     6,743,275       0.7
                                     295,000    Intel Corporation...........................    39,419,375       4.2
                                     117,200    Texas Instruments Incorporated..............     8,050,175       0.9
                                                                                              ------------     -----
                                                                                                55,086,825       5.9
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                  PERCENT OF
COUNTRY               INDUSTRY        HELD                         STOCKS                        VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
UNITED STATES    ELECTRONIC          112,100    DPL Inc. ...................................  $  2,459,194       0.3%
(CONTINUED)
                 COMPONENTS           37,900    +LSI Logic Corporation......................     2,051,338       0.2
                                     110,500    +Solectron Corporation......................     4,627,188       0.5
                                                                                              ------------     -----
                                                                                                 9,137,720       1.0
                 ------------------------------------------------------------------------------------------------------
                 ENTERTAINMENT        34,700    Time Warner Inc. ...........................     2,637,200       0.3
                 ------------------------------------------------------------------------------------------------------
                 FIBER OPTICS          2,700    +Exfo Electro-Optical Engineering Inc. .....       118,462       0.0
                 ------------------------------------------------------------------------------------------------------
                 FINANCIAL SERVICES   88,350    Associates First Capital Corporation (Class
                                                  A)........................................     1,971,309       0.2
                                      87,000    The Charles Schwab Corporation..............     2,925,375       0.3
                                     245,800    Citigroup Inc. .............................    14,809,450       1.6
                                      78,100    Federal Home Loan Mortgage Association......     3,163,050       0.3
                                     206,200    Wells Fargo Company.........................     7,990,250       0.9
                                                                                              ------------     -----
                                                                                                30,859,434       3.3
                 ------------------------------------------------------------------------------------------------------
                 HEALTHCARE--        114,900    HCA-The Healthcare Corporation..............     3,490,087       0.4
                 PRODUCTS &
                 SERVICES
                 ------------------------------------------------------------------------------------------------------
                 HOUSEHOLD PRODUCTS  207,850    Colgate-Palmolive Company...................    12,445,019       1.3
                                      28,300    The Procter & Gamble Company................     1,620,175       0.2
                                                                                              ------------     -----
                                                                                                14,065,194       1.5
                 ------------------------------------------------------------------------------------------------------
                 INSTRUMENTS--        48,700    Millipore Corporation.......................     3,670,763       0.4
                 SCIENTIFIC
                 ------------------------------------------------------------------------------------------------------
                 INSURANCE           111,600    AXA Financial, Inc. ........................     3,794,400       0.4
                                     115,875    American International Group, Inc. .........    13,615,312       1.5
                                      33,900    ITT Industries, Inc. .......................     1,029,713       0.1
                                                                                              ------------     -----
                                                                                                18,439,425       2.0
                 ------------------------------------------------------------------------------------------------------
                 INTERNET SOFTWARE    34,800    +IntraNet Solutions, Inc. ..................     1,335,450       0.1
                                      19,506    +VeriSign, Inc. ............................     3,439,152       0.4
                                                                                              ------------     -----
                                                                                                 4,774,602       0.5
                 ------------------------------------------------------------------------------------------------------
                 INTERNETWORKING       2,500    +Alamosa PCS Holdings, Inc. ................        52,187       0.0
                                      23,800    +InfoSpace.com, Inc. .......................     1,314,950       0.1
                                      21,600    +Inktomi Corporation........................     2,554,200       0.3
                                                                                              ------------     -----
                                                                                                 3,921,337       0.4
                 ------------------------------------------------------------------------------------------------------
                 LASER SYSTEMS &     141,400    +JDS Uniphase Corporation...................    16,941,488       1.8
                 COMPONENTS
                 ------------------------------------------------------------------------------------------------------
                 MANUFACTURING        29,300    Textron, Inc. ..............................     1,591,356       0.2
                                     198,150    Tyco International Ltd. ....................     9,387,356       1.0
                                                                                              ------------     -----
                                                                                                10,978,712       1.2
                 ------------------------------------------------------------------------------------------------------
                 MEDICAL TECHNOLOGY   44,000    +Boston Scientific Corporation..............       965,250       0.1
                                      61,450    Johnson & Johnson...........................     6,260,219       0.7
                                                                                              ------------     -----
                                                                                                 7,225,469       0.8
                 ------------------------------------------------------------------------------------------------------
                 METALS              138,000    Alcoa Inc. .................................     4,002,000       0.4
                 ------------------------------------------------------------------------------------------------------
                 NATURAL RESOURCES   209,300    Burlington Resources Inc. ..................     8,005,725       0.9
                 ------------------------------------------------------------------------------------------------------
                 NETWORKING           16,400    +ONI Systems Corp. .........................     1,921,875       0.2
                 PRODUCTS
                 ------------------------------------------------------------------------------------------------------
                 OIL & GAS           261,450    Enron Corp. ................................    16,863,525       1.8
                 PRODUCERS
                                      40,000    +Nabors Industries, Inc. ...................     1,662,500       0.2
                                                                                              ------------     -----
                                                                                                18,526,025       2.0
                 ------------------------------------------------------------------------------------------------------
                 OIL--INTEGRATED     232,393    Exxon Mobil Corporation.....................    18,242,850       1.9
                 ------------------------------------------------------------------------------------------------------
                 OIL SERVICES         62,200    Schlumberger Limited........................     4,641,675       0.5
                 ------------------------------------------------------------------------------------------------------
                 PETROLEUM            63,800    Unocal Corporation..........................     2,113,375       0.2
                 ------------------------------------------------------------------------------------------------------
                 PHARMACEUTICALS     140,050    American Home Products Corporation..........     8,227,937       0.9
                                     119,750    Cardinal Health, Inc. ......................     8,861,500       0.9
                                      45,600    Eli Lilly and Company.......................     4,554,300       0.5
                                     181,310    Merck & Co., Inc. ..........................    13,892,879       1.5
                                     311,300    Pfizer Inc. ................................    14,942,400       1.6
                                      53,400    Schering-Plough Corporation.................     2,696,700       0.3
                                                                                              ------------     -----
                                                                                                53,175,716       5.7
                 ------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                     SHARES                                                                  PERCENT OF
COUNTRY               INDUSTRY        HELD                         STOCKS                        VALUE       NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
UNITED STATES    RADIO & TELEVISION  192,400    +AMFM Inc. .................................  $ 13,275,600       1.4%
(CONCLUDED)
                 ------------------------------------------------------------------------------------------------------
                 RETAIL              111,600    +Safeway Inc. ..............................     5,035,950       0.5
                                     146,450    Wal-Mart Stores, Inc. ......................     8,439,181       0.9
                                                                                              ------------     -----
                                                                                                13,475,131       1.4
                 ------------------------------------------------------------------------------------------------------
                 RETAIL SPECIALTY    137,300    Lowe's Companies, Inc. .....................     5,637,881       0.6
                 ------------------------------------------------------------------------------------------------------
                 SEMICONDUCTORS      222,600    Motorola, Inc. .............................     6,469,313       0.7
                 ------------------------------------------------------------------------------------------------------
                 SOFTWARE            102,000    +Amdocs Limited.............................     7,828,500       0.8
                                       7,200    +Macromedia, Inc. ..........................       695,700       0.1
                                     186,500    +Microsoft Corporation......................    14,908,344       1.6
                                      30,000    +RSA Security Inc. .........................     2,085,000       0.2
                                      29,500    +Wind River Systems, Inc. ..................     1,117,313       0.1
                                      33,200    +Yahoo! Inc. ...............................     4,112,650       0.4
                                                                                              ------------     -----
                                                                                                30,747,507       3.2
                 ------------------------------------------------------------------------------------------------------
                 TELECOMMUNICATIONS  143,700    +AT&T Wireless Group........................     4,005,637       0.4
                                      80,100    +Adelphia Business Solutions, Inc. .........     1,852,312       0.2
                                      40,300    +American Tower Corporation (Class A).......     1,680,006       0.2
                                     232,400    GTE Corporation.............................    14,466,900       1.5
                                      24,300    +Level 3 Communications, Inc. ..............     2,136,881       0.3
                                     190,000    +McLeodUSA Incorporated (Class A)...........     3,930,625       0.4
                                      40,100    +Qwest Communications International Inc. ...     1,992,469       0.2
                                     237,700    SBC Communications Inc. ....................    10,280,525       1.1
                                                                                              ------------     -----
                                                                                                40,345,355       4.3
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC 249,200    +Calpine Corporation........................    16,384,900       1.7
                 & GAS
                                      75,300    Constellation Energy Group..................     2,451,956       0.3
                                      52,500    Dynegy Inc. (Class A).......................     3,586,406       0.4
                                                                                              ------------     -----
                                                                                                22,423,262       2.4
                 ------------------------------------------------------------------------------------------------------
                 WIRELESS            130,400    +Nextel Communications, Inc. (Class A)......     7,978,850       0.9
                 COMMUNICATIONS--
                 DOMESTIC PAGING &
                 CELLULAR

                                      34,500    Sprint Corp. (FON Group)....................     1,759,500       0.2
                                     108,600    Sprint Corp. (PCS Group)....................     6,461,700       0.7
                                       5,600    +Telaxis Communications Corporation.........       174,650       0.0
                                                                                              ------------     -----
                                                                                                16,374,700       1.8
                 ------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS IN THE UNITED STATES              747,568,972      79.7
-----------------------------------------------------------------------------------------------------------------------
                                                TOTAL STOCKS (COST--$668,779,152)              880,082,511      93.9
-----------------------------------------------------------------------------------------------------------------------

                                         FACE
                                        AMOUNT                SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                            $18,112,000    General Motors Acceptance Corp., 7.13%
PAPER**                                                due 7/03/2000.........................    18,101,238       1.9
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                        Federal Home Loan Mortgage Corporation:
AGENCY
OBLIGATIONS**
                                       10,000,000    6.37% due 7/05/2000.....................     9,991,153       1.1
                                       20,000,000    6.41% due 7/11/2000.....................    19,960,828       2.1
                                                                                               ------------     -----
                                                                                                 29,951,981       3.2
------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL SHORT-TERM SECURITIES
                                                     (COST--$48,053,219).....................    48,053,219       5.1
------------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INVESTMENTS
                                                     (COST--$716,832,371)....................   928,135,730      99.0
                                                     UNREALIZED DEPRECIATION ON FORWARD
                                                     FOREIGN EXCHANGE CONTRACTS--NET***......        (7,918)      0.0
                                                     OTHER ASSETS LESS LIABILITIES...........     9,419,572       1.0
                                                                                               ------------     -----
                                                     NET ASSETS..............................  $937,547,384     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

*** Forward foreign exchange contracts as of June 30, 2000 were as follows:

-------------------------------------------------
                                     UNREALIZED
FOREIGN                             APPRECIATION
CURRENCY SOLD     EXPIRATION DATE  (DEPRECIATION)
-------------------------------------------------
A$   20,300,000      July 2000        $ 25,172
E     8,400,000     August 2000        (22,302)
L     2,000,000     August 2000             90
Y 2,075,000,000      July 2000         (10,878)
-------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD
FOREIGN EXCHANGE CONTRACTS--NET
(US$ COMMITMENT--$42,921,399)         $ (7,918)
                                      ========
-------------------------------------------------

+ Non-income producing security.
E = euro
L = pound sterling
Y = yen
See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$716,832,371).......                $928,135,730
Foreign cash................................................                      11,400
Cash........................................................                      65,794
Receivables:
  Securities sold...........................................  $13,630,458
  Dividends.................................................      369,984
  Forward foreign exchange contracts........................       50,814
  Capital shares sold.......................................          558     14,051,814
                                                              -----------
Prepaid expenses and other assets...........................                      55,038
                                                                            ------------
Total assets................................................                 942,319,776
                                                                            ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts.................................................                       7,918
Payables:
  Securities purchased......................................    2,992,574
  Capital shares redeemed...................................    1,008,809
  Investment adviser........................................      310,437
  Forward foreign exchange contracts........................      307,600      4,619,420
                                                              -----------
Accrued expenses and other liabilities......................                     145,054
                                                                            ------------
Total liabilities...........................................                   4,772,392
                                                                            ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................                $937,547,384
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................                $  2,313,963
Paid-in capital in excess of par............................                 601,929,157
Undistributed investment income--net........................                   7,709,297
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................                 114,365,505
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................                 211,229,462
                                                                            ------------
NET ASSETS..................................................                $937,547,384
                                                                            ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $937,547,384 and 23,139,633
  shares outstanding........................................                $      40.52
                                                                            ============
----------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $91,419 foreign withholding tax)..........                 $  8,573,698
Interest and discount earned................................                    1,304,977
Other.......................................................                      104,284
                                                                             ------------
Total income................................................                    9,982,959
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  2,029,663
Accounting services.........................................        88,405
Custodian fees..............................................        59,156
Printing and shareholder reports............................        40,181
Professional fees...........................................        34,315
Directors' fees and expenses................................         8,832
Pricing services............................................         4,422
Transfer agent fees.........................................         2,468
Other.......................................................         6,224
                                                              ------------
Total expenses..............................................                    2,273,666
                                                                             ------------
Investment income--net......................................                    7,709,293
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................   113,483,917
  Foreign currency transactions--net........................     1,049,850    114,533,767
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (89,154,630)
  Foreign currency transactions--net........................       (73,588)   (89,228,218)
                                                              ------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 33,014,842
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX         FOR THE
                                                              MONTHS ENDED       YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000   DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  7,709,293      $   4,460,386
Realized gain on investments and foreign currency
  transactions--net.........................................   114,533,767        121,021,290
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (89,228,218)       114,882,961
                                                              ------------      -------------
Net increase in net assets resulting from operations........    33,014,842        240,364,637
                                                              ------------      -------------
-----------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................       (23,990)       (12,176,029)
In excess of investment income--net:
  Class A...................................................            --           (546,276)
Realized gain on investments--net:
  Class A...................................................   (19,613,138)      (181,024,012)
                                                              ------------      -------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (19,637,128)      (193,746,317)
                                                              ------------      -------------
-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................   (34,143,441)        48,797,714
                                                              ------------      -------------
-----------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (20,765,727)        95,416,034
Beginning of period.........................................   958,313,111        862,897,077
                                                              ------------      -------------
End of period*..............................................  $937,547,384      $ 958,313,111
                                                              ============      =============
-----------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  7,709,297      $      23,994
                                                              ============      =============
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                     CLASS A++
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           ------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                         FOR THE SIX          FOR THE YEAR ENDED DECEMBER 31,
                                                        MONTHS ENDED    --------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 2000     1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $  39.93      $  38.12    $  38.42    $  32.83    $  32.76
                                                          --------      --------    --------    --------    --------
Investment income--net................................         .33           .19         .34         .41         .58
Realized and unrealized gain on investments and
  foreign currency transactions--net..................        1.10         10.46        4.80        6.94        4.44
                                                          --------      --------    --------    --------    --------
Total from investment operations......................        1.43         10.65        5.14        7.35        5.02
                                                          --------      --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..............................          --+         (.56)       (.35)       (.22)       (.66)
  In excess of investment income--net.................          --          (.02)         --          --          --
  Realized gain on investments--net...................        (.84)        (8.26)      (5.09)      (1.54)      (4.29)
                                                          --------      --------    --------    --------    --------
Total dividends and distributions.....................        (.84)        (8.84)      (5.44)      (1.76)      (4.95)
                                                          --------      --------    --------    --------    --------
Net asset value, end of period........................    $  40.52      $  39.93    $  38.12    $  38.42    $  32.83
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       3.57%++      31.43%      15.58%      23.70%      17.90%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .48%*         .49%        .49%        .48%        .49%
                                                          ========      ========    ========    ========    ========
Investment income--net................................       1.64%*         .52%        .95%       1.16%       1.89%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $937,547      $958,313    $862,897    $875,064    $794,275
                                                          ========      ========    ========    ========    ========
Portfolio turnover....................................      43.49%        77.73%     100.29%     100.08%      88.30%
                                                          ========      ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

   * Annualized.

  ** Total investment returns exclude insurance-related fees and expenses.

   + Amount is less than $.01 per share.

  ++ Based on average shares outstanding.

   ++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--QUALITY EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Quality Equity Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions-- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a

--------------------------------------------------------------------------------

withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds.

  For such services, the Fund pays a monthly fee at the following annual rates:
 .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million.
  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.
  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $48,865 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $387,708,845 and $447,269,372, respectively.

  Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                      Gains (Losses)   Gains (Losses)
---------------------------------------------------------------------
Long-term investments...............   $113,483,917     $211,303,359
Forward foreign exchange
 contracts..........................      1,307,993           (7,918)
Foreign currency transactions.......       (258,143)         (65,979)
                                       ------------     ------------
Total...............................   $114,533,767     $211,229,462
                                       ============     ============
---------------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $211,303,359, of which $248,761,941 related to appreciated securities and $37,458,582 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $716,832,371.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:
---------------------------------------------------------

Class A Shares for the Six Months Ended                  Dollar
June 30, 2000                              Shares        Amount
------------------------------------------------------------------
Shares sold...........................       83,805   $  3,330,709
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................      484,150     19,637,128
                                         ----------   ------------
Total issued..........................      567,955     22,967,837
Shares redeemed.......................   (1,426,624)   (57,111,278)
                                         ----------   ------------
Net decrease..........................     (858,669)  $(34,143,441)
                                         ==========   ============
------------------------------------------------------------------

---------------------------------------------------------

Class A Shares for the Year Ended                      Dollar
December 31, 1999                        Shares        Amount
-----------------------------------------------------------------
Shares sold..........................     189,776   $   6,857,700
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   5,277,783     193,746,317
                                       ----------   -------------
Total issued.........................   5,467,559     200,604,017
Shares redeemed......................  (4,103,233)   (151,806,303)
                                       ----------   -------------
Net increase.........................   1,364,326   $  48,797,714
                                       ==========   =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

5. COMMITMENTS:

  At June 30, 2000, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell foreign currency with an approximate value of $13,879,000.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  For the six-month period ended June 30, 2000, Reserve Assets Fund's net annualized yield for Class A Shares was 5.58%. The Fund's Class A Shares' 7-day yield as of June 30, 2000 was 5.95%. The average portfolio maturity was 59 days at June 30, 2000, compared to 55 days at December 31, 1999.

THE ENVIRONMENT

  During the first quarter of 2000, economic growth remained strong, resulting in two additional 25 basis point (0.25%) interest rate increases that were implemented in February and March. At that time, the Treasury also announced anticipated changes to the auction schedule. The Federal budget surplus has made it necessary to reduce the number of securities sold by the Treasury, therefore the changes will include reduced auctions, reduced auction sizes and a buy-back program (the Treasury intends to buy back old off-the-run less liquid issues in order to keep current issues liquid). The announcement caused unintended results as the yield curve inverted dramatically as investors rushed to buy longer-term issues.
  At this time, it is unclear when this technical inversion will be unwound, as it seems likely that further short-term interest rate increases could be forthcoming as long as the current economic momentum continues. Although Treasury yields moved sharply lower as a result of this reduction of supply, other fixed-income asset classes did not participate to the fullest extent. In addition, the business practices of Government-sponsored agencies were placed under scrutiny by Congress, which pressured quality spreads across the yield curve.

  In early May, investors began to price in an additional 50 basis point move and a greater probability of more increases later in the summer. New home sales grew by an alarming 966,000 pace and the unemployment rate fell to 3.9%. Citing the risk of accelerating inflation, the Federal Reserve Board tightened interest rates by 50 basis points at its May meeting. As the Federal Reserve Board's bias toward tightening continued, the US markets remained fixated on the next Federal Open Market Committee meeting on June 28, 2000. At that meeting, the Federal Reserve Board moved to keep monetary policy on hold, as was widely expected by investors. However, the Federal Reserve Board's accompanying statement suggested that while there were tentative signs of economic cooling, the underlying price pressures were accelerating. Therefore, the Federal Reserve Board believed that the risks remained tilted toward conditions that could foster higher inflation.

PORTFOLIO MATTERS

  During the six-month period ended June 30, 2000, we maintained a conservative approach because of the rising interest rate environment. We adopted a barbell strategy incorporating one-month and two-month commercial paper with one-year bank certificates of deposit. While domestic securities in the one-year area were attractively priced, they were trading at a premium to foreign issues. We also looked to replace maturing floating rate notes since we believe that they will continue to provide protection for the Fund against rising interest rates.

  The Fund's composition at the end of June and as of our last report to shareholders is detailed below:

------------------------------------------------------
                                   6/30/00    12/31/99
------------------------------------------------------
Bank Notes.......................      --       10.0%
Certificates of Deposit..........     1.2%       1.2
Certificates of
  Deposit--Yankee................     3.5        2.9
Commercial Paper.................    50.0       40.4
Corporate Notes..................    29.1       33.4
Funding Agreements...............     4.9        4.8
Repurchase Agreements............      --        1.0
US Government, Agency &
  Instrumentality Obligations--
  Non-Discount...................    10.7        5.6
Other Assets Less Liabilities....     0.6        0.7
                                    -----      -----
Total............................   100.0%     100.0%
                                    =====      =====
------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Jacqueline Rogers
Jacqueline Rogers
Vice President and Portfolio Manager

July 26, 2000
--------------------------------------------------------
  We are pleased to announce that Jacqueline Rogers is responsible for the day-to-day management of Reserve Assets Fund of Merrill Lynch Variable Series Funds, Inc. Ms. Rogers has been employed by Merrill Lynch Investment Managers, L.P. since 1985 as Vice President.
--------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                 FACE                                                 INTEREST    MATURITY
                                AMOUNT                        ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF               $  250,000      SouthTrust Bank, N.A.+................   6.86 %    12/19/2000  $   249,902
DEPOSIT--1.2%
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CERTIFICATES OF DEPOSIT (COST--$250,011)                     249,902
------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF                  200,000      Bayerische Landesbank Girozentrale,
DEPOSIT--YANKEE--3.5%                           NY..................................   6.61       3/07/2001      199,268
                                 250,000      Commerzbank AG, NY....................   6.76       3/27/2001      249,299
                                 250,000      Unibank A/S, NY.......................   6.81       4/17/2001      249,357
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CERTIFICATES OF DEPOSIT--YANKEE (COST--$699,732)             697,924
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--50.0%          250,000      Amsterdam Funding Corp. ..............   6.60       7/21/2000      249,175
                                 454,000      Apreco, Inc. .........................   6.59       7/27/2000      452,005
                                 250,000      Bell South Capital Funding Corp. .....   6.60       9/20/2000      246,249
                                 436,000      CIT Group Holdings, Inc. (The)........   6.60       7/25/2000      434,241
                                 200,000      CSW Credit, Inc. .....................   6.55       7/05/2000      199,927
                                 300,000      Caterpillar Financial Services
                                                Corp. ..............................   6.10       8/17/2000      297,547
                                 500,000      Centric Capital Corp. ................   6.65       7/24/2000      498,060
                                 250,000      Centric Capital Corp. ................   6.60       9/08/2000      246,800
                                 500,000      Credit Suisse First Boston, Inc. .....   6.65      12/15/2000      484,565
                                 650,000      Den Danske Corp. .....................   6.60       7/18/2000      648,213
                                 250,000      Formosa Plastics Corporation, USA.....   6.63       9/07/2000      246,846
                                 265,000      General Electric Capital Corp. .......   6.60       7/18/2000      264,268
                                 200,000      General Electric Capital Corp. .......   6.60       9/01/2000      197,697
                                 250,000      General Electric Capital Corp.........   6.221     10/04/2000      249,900
                                 400,000      General Motors Acceptance Corp. ......   6.65       7/12/2000      399,335
                                 500,000      Goldman Sachs Group, Inc. ............   6.61       9/11/2000      493,324
                                 300,000      Kitty Hawk Funding Corp. .............   6.63       7/17/2000      299,226
                                 637,000      Kitty Hawk Funding Corp. .............   6.62       7/18/2000      635,243
                                 800,000      Monte Rosa Capital Corp...............   6.63       7/10/2000      798,969
                               1,000,000      New Center Asset Trust................   6.60       7/17/2000      997,433
                                 100,000      Prudential Funding Corp. .............   6.60       7/12/2000       99,835
                                 500,000      Salomon, Smith Barney Holdings,
                                                Inc. ...............................   6.60       9/21/2000      492,407
                                 224,000      UBS Finance (Delaware), Inc. .........   6.96       7/03/2000      224,000
                               1,000,000      Variable Funding Capital Corp. .......   6.61       9/07/2000      987,383
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL COMMERCIAL PAPER (COST--$10,144,600)                      10,142,648
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--29.1%           240,000      AT&T Capital Corp.....................   7.50      11/15/2000      240,371
                                 250,000      American Honda Finance Corp.+ ........   6.641      8/01/2000      249,994
                                 250,000      American Honda Finance Corp.+ ........   6.693     11/07/2000      249,988
                                 575,000      Associates Corp. of North America+....   5.60       1/15/2001      570,508
                                 200,000      Associates Corp. of North America.....   6.55       3/16/2001      199,858
                                 250,000      Bank of America, N.A..................   7.10       6/21/2001      249,208
                                 300,000      Beneficial Corp. .....................   5.95       7/20/2000      299,964
                                 250,000      CIT Group Holdings, Inc. (The)+.......   6.80       9/15/2000      249,951
                                 250,000      CIT Group Holdings, Inc. (The)+.......   6.605      4/24/2001      249,862
                                 250,000      Chase Manhattan Corp.+................   7.04      12/08/2000      250,332
                                 500,000      Citigroup+............................   6.605      6/06/2001      500,011
                                 250,000      Deutshe Pfandbriefbank, London........   7.00       7/10/2000      249,996
                                 250,000      Finova Capital Corp. .................   6.84       8/08/2000      248,082
                                 150,000      Ford Motor Credit Company.............   6.85       8/15/2000      149,972
                                 150,000      General Motors Acceptance Corp.+......   6.253      7/20/2000      149,998
                                 100,000      General Motors Acceptance Corp.+......   6.99      12/01/2000      100,051
                                 100,000      General Motors Acceptance Corp.+......   6.858      2/27/2001       99,978
                                 250,000      Goldman Sachs Group, Inc. ............   6.55      12/22/2000      250,000
                                 100,000      Goldman Sachs Group, Inc.+............   6.40       7/13/2001       99,972
                                 500,000      Household Finance Corp.+..............   6.715      7/20/2001      499,760

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                                 FACE                                                 INTEREST    MATURITY
                                AMOUNT                        ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES (CONCLUDED)   $  500,000      Morgan Stanley, Dean Witter & Co.+....   6.43 %     1/22/2001  $   500,272
                                 250,000      New Court Credit Group Inc.+..........   6.971     12/01/2000      250,620
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE NOTES (COST--$5,913,573)                         5,908,748
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--4.9%       1,000,000      Jackson National Life Insurance
                                                Co.+................................   6.691      5/01/2001    1,000,000
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL FUNDING AGREEMENTS (COST--$1,000,000)                      1,000,000
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT, AGENCY &          100,000      Federal Home Loan Mortgage
INSTRUMENTALITY                               Corporation...........................   5.25       1/19/2001       99,179
  OBLIGATIONS--
NON-DISCOUNT--10.7%              200,000      Federal National Mortgage
                                                Association.........................   5.07      12/14/2000      198,517
                                  75,000      Federal National Mortgage
                                                Association.........................   5.21       1/26/2001       74,342
                                 500,000      Federal National Mortgage
                                                Association+........................   6.144      9/17/2001      499,538
                                 250,000      Federal National Mortgage
                                                Association+........................   6.354      4/19/2002      250,000
                                 250,000      Student Loan Marketing Association+...   6.494      9/29/2000      249,989
                                 500,000      Student Loan Marketing Association+...   6.364      8/23/2001      499,782
                                 100,000      US Treasury Notes.....................   4.625     11/30/2000       99,281
                                 100,000      US Treasury Notes.....................   4.625     12/31/2000       99,094
                                 100,000      US Treasury Notes.....................   4.50       1/31/2001       98,875
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                              OBLIGATIONS--NON-DISCOUNT (COST--$2,174,309)                     2,168,597
------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS
                                              (COST--$20,182,225)--99.4%............                          20,167,819
                                              OTHER ASSETS LESS LIABILITIES--0.6%...                             122,866
                                                                                                             -----------
                                              NET ASSETS--100.0%....................                         $20,290,685
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at June 30, 2000.

+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$20,182,225*).......              $20,167,819
Cash........................................................                      390
Receivables:
  Interest..................................................  $120,130
  Capital shares sold.......................................    25,302        145,432
                                                              --------
Prepaid expenses and other assets...........................                    1,606
                                                                          -----------
Total assets................................................               20,315,247
                                                                          -----------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................    12,809
  Investment adviser........................................     7,734         20,543
                                                              --------
Accrued expenses and other liabilities......................                    4,019
                                                                          -----------
Total liabilities...........................................                   24,562
                                                                          -----------
-------------------------------------------------------------------------------------
NET ASSETS..................................................              $20,290,685
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 500,000,000
  shares authorized+........................................              $ 2,030,509
Paid-in capital in excess of par............................               18,274,582
Unrealized depreciation on investments--net.................                  (14,406)
                                                                          -----------
NET ASSETS..................................................              $20,290,685
                                                                          ===========
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $20,290,685 and 20,305,091
  shares outstanding........................................              $      1.00
                                                                          ===========
-------------------------------------------------------------------------------------

* Cost for Federal income tax purposes. At June 30, 2000, net unrealized depreciation for Federal income tax purposes amounted to $14,406, of which $470 related to appreciated securities and $14,876 related to depreciated securities.

+ The Fund is also authorized to issue 500,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................             $636,723
---------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $51,385
Custodian fees..............................................    4,983
Professional fees...........................................    4,288
Accounting services.........................................    3,426
Transfer agent fees.........................................    2,452
Printing and shareholder reports............................      898
Directors' fees and expenses................................      210
Pricing services............................................      163
Other.......................................................      535
                                                              -------
Total expenses..............................................               68,340
                                                                         --------
Investment income--net......................................              568,383
                                                                         --------
---------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN ON INVESTMENTS--NET:
Realized gain on investments--net...........................                   88
Change in unrealized depreciation on investments--net.......                  661
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $569,132
                                                                         ========
---------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 2000    DECEMBER 31, 1999
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................     $   568,383       $    972,401
Realized gain on investments--net...........................              88              1,061
Change in unrealized appreciation/depreciation on
  investments--net..........................................             661            (15,102)
                                                                 -----------       ------------
Net increase in net assets resulting from operations........         569,132            958,360
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................        (568,383)          (972,401)
Realized gain on investments--net:
  Class A...................................................             (88)            (1,061)
                                                                 -----------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................        (568,471)          (973,462)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
CLASS A CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares............................       5,101,181          9,779,215
Net asset value of shares issued to shareholders in
  reinvestment of dividends and distributions...............         568,308            973,472
                                                                 -----------       ------------
                                                                   5,669,489         10,752,687
Cost of shares redeemed.....................................      (6,312,313)       (11,142,863)
                                                                 -----------       ------------
Net decrease in net assets derived from capital share
  transactions..............................................        (642,824)          (390,176)
                                                                 -----------       ------------
--------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................        (642,163)          (405,278)
Beginning of period.........................................      20,932,848         21,338,126
                                                                 -----------       ------------
End of period...............................................     $20,290,685       $ 20,932,848
                                                                 ===========       ============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED                            CLASS A
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.       --------------------------------------------------------
                                                              FOR THE SIX        FOR THE YEAR ENDED DECEMBER 31,
                                                             MONTHS ENDED    ----------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      JUNE 30, 2000    1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $  1.00      $  1.00    $  1.00    $  1.00    $  1.00
                                                                -------      -------    -------    -------    -------
Investment income--net.....................................       .0275        .0464      .0496      .0506      .0501
Realized and unrealized gain (loss) on investments--net....          --+      (.0006)     .0003      .0001     (.0005)
                                                                -------      -------    -------    -------    -------
Total from investment operations...........................       .0275        .0458      .0499      .0507      .0496
                                                                -------      -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net...................................      (.0275)      (.0464)    (.0496)    (.0506)    (.0501)
  Realized gain on investments--net........................          --+      (.0001)    (.0003)    (.0001)    (.0001)
                                                                -------      -------    -------    -------    -------
Total dividends and distributions..........................      (.0275)      (.0465)    (.0499)    (.0507)    (.0502)
                                                                -------      -------    -------    -------    -------
Net asset value, end of period.............................     $  1.00      $  1.00    $  1.00    $  1.00    $  1.00
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................       5.58%*       4.76%      5.10%      5.19%      5.13%
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................        .66%*        .65%       .68%       .62%       .61%
                                                                =======      =======    =======    =======    =======
Investment income and realized gain on investments--net....       5.52%*       4.66%      4.96%      5.06%      4.96%
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $20,291      $20,933    $21,338    $21,102    $22,885
                                                                =======      =======    =======    =======    =======
---------------------------------------------------------------------------------------------------------------------

+Amount is less than $.0001 per share.

* Annualized.

**Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--RESERVE ASSETS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Reserve Assets Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional shares of beneficial interest at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $500 million; .425% of average daily net assets in excess of $500 million but not exceeding $750 million; .375% of average daily net assets in excess of $750 million but not exceeding $1 billion; .350% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; .325% of average daily net assets in excess of $1.5 billion but not exceeding $2 bil-

--------------------------------------------------------------------------------

lion; .300% of average daily net assets in excess of $2 billion but not exceeding $2.5 billion and .275% of average daily net assets in excess of $2.5 billion.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement which limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. CAPITAL SHARE TRANSACTIONS:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  Effective May 1, 2000, Special Value Focus Fund was renamed Small Cap Value Focus Fund. The Fund's investment objective remains the same: to seek long-term growth of capital through investing primarily in common stock of small companies and emerging growth companies that we believe have special investment value.

THE ENVIRONMENT

  Economic slowing has finally arrived in the United States. As a result, significant increases in inflation and interest rates appear less likely, which usually is good news for financial assets. On the other hand, profit growth is likely to decelerate from unsustainably high levels.

  Investor sentiment changed significantly during the first half of 2000. In general, concerns centered around economic growth being too strong. A recent inflection may indicate healthy, but slower economic and profit growth in the second half of the year. Following potential uncertainty during the adjustment period, the sustainability of the economic expansion could buoy investor expectations.

  During the first half of the year, equity investors switched gears from an excessive focus on momentum, which was prevalent during most of 1999. This transition to a more balanced focus on both valuation and earnings growth, which began in March, can provide a healthier investment backdrop. However, this change has caused deterioration in many extremely highly valued securities with speculative fundamentals and improvement in previously neglected, solidly performing companies.

  In the coming months, we believe investors are likely to focus on continuing cyclical economic developments as well as the presidential election campaign. Cyclical concerns remain increasing labor costs as well as volatile, but rising, commodity prices. Federal budget policy, social security funding options and trade policy are likely to shape investor interest in the outcome of the election. Generally, financial markets have tended to do better under divided governments, preferring legislative gridlock. In part, US markets historically have done well as a result of fiscal policy restraint and could react poorly to any significant reversal of that trend.

  Despite near-term uncertainties surrounding economic slowdown, earnings growth and valuation levels, long-term forces supporting US economic and financial market leadership seem to remain in place. Chief among these are continued heavy investments in technology, telecommunications and other efficiency-enhancing projects, thus potentially enabling productivity-led growth.

PORTFOLIO MATTERS

  For the six-month period ended June 30, 2000, Small Cap Value Focus Fund significantly outperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A and Class B Shares were +11.07% and +10.98%, respectively, compared to the total return of +3.04% for the Russell 2000 Index.

  The first half of the year 2000 was a very volatile period for the equity markets and small cap stocks. Strength in small cap growth stocks and technology and health-care issues carried over into 2000 from late 1999, driving the major stock market indexes to record highs in the middle of the first quarter. However, late in March, the prominent growth stocks faltered while many previously underperforming value stocks staged a sharp recovery. A strong economic backdrop and an exceptionally large valuation gap between growth and value kept the value segment in favor for a two-month period. However, by late May concern began to build over the impact of rising interest rates and the determination of the Federal Reserve Board to slow economic growth. Consequently, in the last five weeks of the first half of the year, "old economy" value stocks lost ground to the "new economy" growth stocks, which finished the period with a strong performance run. Small cap stocks overall were the best-performing segment of the market in the first quarter of the year, and managed to hold onto most of their lead over large cap stocks despite a modestly greater decline in the second quarter compared to large caps.

  Only four of 11 Russell 2000 economic sectors posted positive returns in the first half of 2000, though those four accounted for about half of the Russell 2000 Index's total weight by market capitalization. Energy and health-care stocks produced strong double-digit returns, followed by the producer durables and technology sectors. The consumer discretionary and utility sectors provided the weakest results for the Russell 2000 Index, with negative returns of -17% and -10%, respectively. Small Cap Value Focus Fund benefited modestly from its sector weightings, and had a somewhat more balanced contribution across economic sectors; the Fund provided positive returns in eight of 11

--------------------------------------------------------------------------------

economic sectors during the period. As has been typical in previous periods, most of the Fund's performance in excess of the Russell 2000 Index was generated from specific stock selection, as individual stocks sharply outperformed their respective sectors in the benchmark index.

  Individual stocks that most benefited the Fund's investment results included one broadline food products distribution company and one medical device company. The stock price of U.S. Foodservice, a large broadline foodservice distributor, climbed sharply after the Fund's initial purchase in February 2000 on the announcement of an agreement for the company to be acquired by the Dutch firm Royal Ahold. The stock price of Novoste Corp., a manufacturer of radiation treatment catheters for cardiovascular therapy, rose dramatically after the company published favorable clinical trial research findings for an important new product under development. Fund performance in the period was hindered by weakness in two significant holdings, Danka Business Systems PLC and Midway Games, Inc. Danka Business Systems PLC, a distributor of office copiers and business equipment, suffered a decline in its stock price in response to negative industry conditions that included a difficult transition to the next generation of technology as well as severe price competition. We view these conditions as temporary and believe that Danka Business System's stock is overly depressed at the current level. The stock price of Midway Games, a developer and distributor of video games, dropped sharply after disappointing earnings resulting from the transition to next generation game platforms were announced. Although the platform cycle is likely to extend into the 2001 calendar year, anticipation of the recovery of sales in the video game industry from the cyclical low point may drive investor interest in Midway Games within the next 12 months. Consequently, we have retained our position in Midway Games and added to the position on the price decline.

  The investment philosophy of Small Cap Value Fund is to invest in the stocks of small companies that are currently out of favor with investors as a result of a temporary interruption in an above-average long-term growth trend. This approach led the Fund to be overweighted in technology stocks in early 1999. Exceptionally positive performance in the Fund's technology holdings benefited Fund shareholders significantly over the following 12 months. However, since many of the Fund's technology holdings rose to levels where their valuation statistics exceeded prior highs by a significant amount, we sold a number of positions and lowered its overall technology sector exposure to an underweighted level compared to the Russell 2000 Index in early 2000. Consumer discretionary, consumer staples and financial services stocks in the Russell 2000 Index performed poorly in late 1999 and early 2000. Consequently, we took advantage of the depressed stock prices of several companies to increase the Fund's weight in those out-of-favor sectors. At June 30, 2000, the Fund was most heavily weighted in the consumer discretionary sector, followed by the technology sector and then by the financial services sector. By contrast, the Russell 2000 Index was most heavily weighted in technology, followed by financial services and then by health care at June 30, 2000.

IN CONCLUSION

  Despite the turbulent market environment during the first half of 2000, Small Cap Value Focus Fund produced double-digit positive returns for shareholders. This strong performance follows the Fund's excellent returns in 1999, achieved during what seemed to be a difficult environment for value-oriented small cap funds. Combined, we believe the two periods have validated the Fund's strategy of searching for value in out-of-favor small cap stocks with a bottom up, research intensive investment process. We thank you for your continued investment in Small Cap Value Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Daniel V. Szemis
Daniel V. Szemis
Senior Vice President and Co-Portfolio Manager

/s/ R. Elise Baum
R. Elise Baum
Senior Vice President and Co-Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +24.59%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                  +14.73
--------------------------------------------------------------------------------
Ten Years Ended 6/30/00                                                   +12.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS B SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       +24.46%
--------------------------------------------------------------------------------
Inception (10/23/97) through 6/30/00                                      + 8.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                   +11.07%         +24.59%
------------------------------------------------------------------------------------------
Class B Shares                                                   +10.98          +24.46
------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                             SHARES                                                                           PERCENT OF
SECTOR*                       HELD                          COMMON STOCKS                         VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AUTO & TRANSPORTATION
------------------------------------------------------------------------------------------------------------------------
                               188,000   CNF Transportation Inc. ............................  $  4,277,000       0.7%
                               413,900   Circle International Group, Inc. ...................    10,373,369       1.7
                               487,900   +Fritz Companies, Inc. .............................     5,000,975       0.8
                                89,100   +Gentex Corporation.................................     2,227,500       0.4
                               502,500   +Keystone Automotive Industries, Inc. ..............     3,486,094       0.6
                               135,400   Meritor Automotive, Inc. ...........................     1,489,400       0.3
                               765,000   +Miller Industries, Inc. ...........................     1,386,563       0.2
                                90,500   +Tower Automotive, Inc. ............................     1,131,250       0.2
                                                                                               ------------     -----
                                                                                                 29,372,151       4.9
------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY
------------------------------------------------------------------------------------------------------------------------
                             1,299,200   +APAC Customer Services Inc. .......................    14,372,400       2.4
                               271,400   +Ambassadors International, Inc. ...................     4,206,700       0.7
                               116,000   +BI Incorporated....................................       623,500       0.1
                               265,000   +Boron, LePore & Associates, Inc. ..................     2,418,125       0.4
                               917,100   +Buffets, Inc. .....................................    11,635,706       2.0
                               138,750   +The Cheesecake Factory Incorporated................     3,798,281       0.6
                               244,200   Dover Downs Entertainment, Inc. ....................     3,418,800       0.6
                               103,000   Ethan Allen Interiors Inc. .........................     2,472,000       0.4
                                67,900   G & K Services, Inc. (Class A)......................     1,697,500       0.3
                               876,550   +HA-LO Industries, Inc. ............................     4,930,594       0.8
                                34,000   Harte-Hanks, Inc. ..................................       850,000       0.1
                             1,005,100   Heilig-Meyers Company...............................     1,193,556       0.2
                               208,800   IKON Office Solutions, Inc. ........................       809,100       0.1
                                55,680   +Interlogix Inc. ...................................       744,720       0.1
                                83,300   +Jack in the Box Inc. ..............................     2,051,263       0.4
                               107,000   +Linens N Things Co. ...............................     2,902,375       0.5
                               388,600   +The Men's Warehouse, Inc. .........................     8,646,350       1.5
                               703,200   +Metromedia International Group, Inc. ..............     3,340,200       0.6
                               449,367   +Midway Games Inc. .................................     3,623,021       0.6
                               139,000   +Mohawk Industries, Inc. ...........................     3,023,250       0.5
                               554,000   +PETsMART, Inc. ....................................     1,835,125       0.3
                               677,200   +Paxson Communications Corporation..................     5,417,600       0.9
                               497,900   Pier 1 Imports, Inc. ...............................     4,854,525       0.8
                                20,800   +Rainforest Cafe, Inc. .............................        61,750       0.0
                               328,600   +SITEL Corporation..................................     1,622,463       0.3
                               210,800   Shaw Industries, Inc. ..............................     2,635,000       0.4
                               136,000   +Sinclair Broadcast Group, Inc. (Class A)...........     1,487,500       0.3
                                84,300   +Snyder Communications, Inc. .......................     2,002,125       0.3
                               129,200   +Stein Mart, Inc. ..................................     1,283,925       0.2
                               249,500   Strayer Education, Inc. ............................     5,941,219       1.0
                               334,900   +THQ Inc. ..........................................     4,018,800       0.7
                               347,000   +Tech Data Corporation..............................    15,094,500       2.5
                               456,800   +TeleSpectrum Worldwide Inc. .......................     2,069,875       0.3
                               549,000   +Veterinary Centers of America, Inc. ...............     7,514,438       1.3
                             1,045,400   +WMS Industries Inc. ...............................    16,138,363       2.7
                                68,800   +West TeleServices Corporation......................     1,741,500       0.3
                                                                                               ------------     -----
                                                                                                150,476,149      25.2
------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES
------------------------------------------------------------------------------------------------------------------------
                               124,000   Dean Foods Company..................................     3,929,250       0.7
                                91,600   Longs Drug Stores Corporation.......................     1,992,300       0.3
                               182,000   +Suiza Foods Corporation............................     8,895,250       1.5
                                                                                               ------------     -----
                                                                                                 14,816,800       2.5
------------------------------------------------------------------------------------------------------------------------
ENERGY
------------------------------------------------------------------------------------------------------------------------
                                57,500   +Barrett Resources Corporation......................     1,750,156       0.3
                               309,100   +Basin Exploration, Inc. ...........................     5,505,844       0.9
                                95,700   Diamond Offshore Drilling, Inc. ....................     3,361,462       0.6
                                65,800   +Evergreen Resources, Inc. .........................     1,936,987       0.3

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000(CONTINUED)
--------------------------------------------------------------------------------

                             SHARES                                                                           PERCENT OF
SECTOR*                       HELD                          COMMON STOCKS                         VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ENERGY (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------
                               150,700   +Louis Dreyfus Natural Gas Corp. ...................  $  4,718,794       0.8%
                                73,600   +Nuevo Energy Company...............................     1,389,200       0.2
                                50,000   +Plains Resources Inc. .............................       800,000       0.1
                               249,900   +Tom Brown, Inc. ...................................     5,763,319       1.0
                                                                                               ------------     -----
                                                                                                 25,225,762       4.2
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES
------------------------------------------------------------------------------------------------------------------------
                                45,750   American National Insurance Company.................     2,333,250       0.4
                               554,000   Banknorth Group, Inc. ..............................     8,448,500       1.4
                               658,400   +Billing Concepts Corp. ............................     2,839,350       0.5
                               196,200   Brandywine Reality Trust............................     3,752,325       0.6
                               105,800   Camden Property Trust...............................     3,107,875       0.5
                               380,000   Capitol Federal Financial...........................     4,203,750       0.7
                               478,136   Charter One Financial, Inc. ........................    10,997,128       1.8
                                53,025   Commerce Bancorp, Inc. .............................     2,439,150       0.4
                               122,100   FelCor Lodging Trust Inc. ..........................     2,258,850       0.4
                                77,600   First Industrial Reality Trust, Inc. ...............     2,289,200       0.4
                               166,000   Frontier Insurance Group, Inc. .....................       124,500       0.0
                                95,800   +Investment Technology Group, Inc. .................     4,077,487       0.7
                                66,800   Kimco Realty Corporation............................     2,738,800       0.5
                               723,600   Meditrust Companies.................................     2,713,500       0.5
                               203,800   National Data Corporation...........................     4,687,400       0.8
                               187,100   PXRE Group Limited..................................     2,525,850       0.4
                               143,000   +Pegasystems Inc. ..................................       732,875       0.1
                               221,400   +Primark Corporation................................     8,247,150       1.4
                               168,000   +The Profit Recovery Group International, Inc. .....     2,782,500       0.5
                               153,000   Roslyn Bancorp, Inc. ...............................     2,543,625       0.4
                               251,300   Scottish Annuity & Life Holdings, Ltd. .............     2,104,637       0.4
                               598,100   +United Rentals (North America), Inc. ..............    10,242,463       1.7
                                                                                               ------------     -----
                                                                                                 86,190,165      14.5
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE
------------------------------------------------------------------------------------------------------------------------
                               909,400   +Caremark Rx, Inc. .................................     6,195,287       1.0
                               110,000   +Closure Medical Corporation........................     2,502,500       0.4
                               276,000   +Covance Inc. ......................................     2,432,250       0.4
                               392,600   +EndoSonics Corporation.............................     2,208,375       0.4
                                64,000   +Isis Pharmaceuticals...............................       940,000       0.2
                               147,600   Mentor Corporation..................................     4,003,650       0.7
                               291,000   +Nabi...............................................     2,118,844       0.4
                               106,700   +Novoste Corporation................................     6,508,700       1.1
                               635,200   +Orthodontic Centers of America, Inc. ..............    14,371,400       2.4
                                77,500   +Pharmaceutical Product Development, Inc. ..........     1,622,656       0.3
                                96,500   +Quintiles Transnational Corp. .....................     1,357,031       0.2
                               175,000   +Scios Inc. ........................................       984,375       0.2
                                85,500   +Sierra Health Services, Inc. ......................       272,531       0.0
                                79,000   +Vical Incorporated.................................     1,510,875       0.2
                                                                                               ------------     -----
                                                                                                 47,028,474       7.9
------------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING
------------------------------------------------------------------------------------------------------------------------
                               278,800   A.M. Castle & Company...............................     2,317,525       0.4
                               523,200   AK Steel Holding Corporation........................     4,185,600       0.7
                               133,500   +Airgas, Inc. ......................................       759,281       0.1
                                52,300   Boise Cascade Corporation...........................     1,353,262       0.2
                                59,700   Carpenter Technology Corporation....................     1,261,162       0.2
                               238,600   Commonwealth Industries, Inc. ......................     1,371,950       0.2
                               179,800   Corn Products International, Inc. ..................     4,764,700       0.8
                               274,100   Gibraltar Steel Corporation.........................     3,837,400       0.6
                               146,100   +Insituform Technologies, Inc. (Class A)............     3,990,356       0.7
                               509,000   Intermet Corporation................................     3,499,375       0.6
                                58,100   Kaydon Corp. .......................................     1,220,100       0.2

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000(CONTINUED)
--------------------------------------------------------------------------------

                             SHARES                                                                           PERCENT OF
SECTOR*                       HELD                          COMMON STOCKS                         VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
MATERIALS & PROCESSING
(CONCLUDED)
------------------------------------------------------------------------------------------------------------------------
                               124,800   +Novamerican Steel, Inc. ...........................  $  1,107,600       0.2%
                               306,100   +Paxar Corporation..................................     3,654,069       0.6
                               224,000   Quanex Corporation..................................     3,332,000       0.6
                               252,400   Rock-Tenn Company (Class A).........................     2,161,175       0.4
                               848,576   Ryerson Tull, Inc. .................................     8,803,976       1.5
                               483,800   +Shiloh Industries, Inc. ...........................     4,626,338       0.8
                               114,500   +Unifi, Inc. .......................................     1,416,938       0.2
                             1,184,300   Watsco, Inc. .......................................    14,803,750       2.5
                               310,400   +Wolverine Tube, Inc. ..............................     5,276,800       0.9
                                                                                               ------------     -----
                                                                                                 73,743,357      12.4
------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS
------------------------------------------------------------------------------------------------------------------------
                                 3,500   +Exfo Electro-Optical Engineering Inc. .............       153,562       0.0
                                 7,500   +StorageNetworks, Inc. .............................       676,875       0.1
                                                                                               ------------     -----
                                                                                                    830,437       0.1
------------------------------------------------------------------------------------------------------------------------
PRODUCER DURABLES
------------------------------------------------------------------------------------------------------------------------
                                53,000   +ANTEC Corporation..................................     2,199,500       0.3
                               321,650   Applied Industrial Technologies, Inc. ..............     5,267,019       0.9
                               251,500   +BE Aerospace, Inc. ................................     1,666,187       0.3
                               400,600   +Brown & Sharpe Manufacturing Company (Class A).....     1,126,687       0.2
                               233,800   +DONCASTERS PLC (ADR)**.............................     2,542,575       0.4
                             1,134,300   +Danka Business Systems PLC (ADR)**.................     4,289,072       0.7
                               329,300   +ESCO Electronics Corporation.......................     5,598,100       0.9
                               251,700   Oakwood Homes Corporation...........................       456,206       0.1
                               101,000   The Ryland Group, Inc. .............................     2,234,625       0.4
                                84,300   +Toll Brothers, Inc. ...............................     1,728,150       0.3
                               104,000   +Triumph Group, Inc. ...............................     2,899,000       0.5
                                                                                               ------------     -----
                                                                                                 30,007,121       5.0
------------------------------------------------------------------------------------------------------------------------
SERVICES
------------------------------------------------------------------------------------------------------------------------
                               274,500   +ACNielsen Corporation..............................     6,039,000       1.0
------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
                                25,671   +ADC Telecommunications, Inc. ......................     2,151,551       0.4
                               356,500   +Anixter International Inc. ........................     9,447,250       1.6
                                68,200   +C.P. Clare Corporation.............................       477,400       0.1
                               128,300   +Cognos, Inc. ......................................     5,292,375       0.9
                               258,000   +Electronics for Imaging, Inc. .....................     6,514,500       1.1
                               301,500   +FileNET Corporation................................     5,521,219       0.9
                                85,200   +II-VI Incorporated.................................     4,121,550       0.7
                               238,044   +InterVoice, Inc. ..................................     1,562,164       0.3
                               239,600   +JDA Software Group, Inc. ..........................     4,582,350       0.8
                               313,800   +Mentor Graphics Corporation........................     6,197,550       1.0
                               580,000   +NetManage, Inc. ...................................     2,591,875       0.4
                               447,702   +PeopleSoft, Inc. ..................................     7,443,046       1.2
                               304,000   +Planar Systems Inc. ...............................     3,876,000       0.7
                               470,700   +Sensormatic Electronics Corporation................     7,442,944       1.2
                               922,251   +Structural Dynamics Research Corporation...........    13,891,406       2.3
                               287,400   +Sybase, Inc. ......................................     6,610,200       1.1
                               425,700   +Sykes Enterprises, Incorporated....................     5,480,888       0.9
                               195,300   +Transaction Systems Architects, Inc. (Class A).....     3,332,306       0.6
                                                                                               ------------     -----
                                                                                                 96,536,574      16.2
------------------------------------------------------------------------------------------------------------------------
UTILITIES
------------------------------------------------------------------------------------------------------------------------
                                82,500   +Boston Communications Group, Inc. .................     1,139,531       0.2
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS (COST--$564,448,446)               561,405,521      94.1
------------------------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

                              FACE                                                                            PERCENT OF
                             AMOUNT                     SHORT-TERM SECURITIES                     VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***        $22,451,000   General Motors Acceptance Corp., 7.13% due
                                           7/03/2000.........................................  $ 22,437,660       3.8%
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY         5,000,000   Federal Home Loan Mortgage Corporation, 6.38% due
OBLIGATIONS***                             7/05/2000.........................................     4,995,570       0.8
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL SHORT-TERM SECURITIES (COST--$27,433,230)         27,433,230       4.6
------------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS (COST--$591,881,676)..............   588,838,751      98.7
                                         OTHER ASSETS LESS LIABILITIES.......................     7,465,425       1.3
                                                                                               ------------     -----
                                         NET ASSETS..........................................  $596,304,176     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

* Holdings are classified into the economic sectors found in the Russell 2000 Index.

** American Depositary Receipts (ADR).

*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rate paid at the time of purchase by the Fund.

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$591,881,676).......               $588,838,751
Cash........................................................                    278,543
Receivables:
  Securities sold...........................................  $8,905,783
  Capital shares sold.......................................     389,248
  Dividends.................................................     156,354      9,451,385
                                                              ----------
Prepaid expenses and other assets...........................                     32,936
                                                                           ------------
Total assets................................................                598,601,615
                                                                           ------------
---------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   1,707,742
  Investment adviser........................................     334,693
  Capital shares redeemed...................................     168,632
  Distributor...............................................         837      2,211,904
                                                              ----------
Accrued expenses and other liabilities......................                     85,535
                                                                           ------------
Total liabilities...........................................                  2,297,439
                                                                           ------------
---------------------------------------------------------------------------------------
NET ASSETS..................................................               $596,304,176
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................               $  2,390,701
Class B Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                     28,970
Paid-in capital in excess of par............................                521,243,299
Undistributed investment income--net........................                    380,958
Undistributed realized capital gains on investments--net....                 75,303,173
Unrealized depreciation on investments--net.................                 (3,042,925)
                                                                           ------------
NET ASSETS..................................................               $596,304,176
                                                                           ============
---------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $589,171,123 and 23,907,007
  shares outstanding........................................               $      24.64
                                                                           ============
Class B--Based on net assets of $7,133,053 and 289,697
  shares outstanding........................................               $      24.62
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................               $  1,825,998
Interest and discount earned................................                    896,534
                                                                           ------------
Total income................................................                  2,722,532
                                                                           ------------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,088,332
Accounting services.........................................      51,861
Custodian fees..............................................      36,024
Printing and shareholder reports............................      22,935
Professional fees...........................................      19,589
Directors' fees and expenses................................       4,740
Registration fees...........................................       4,417
Distribution fees--Class B..................................       4,388
Transfer agent fees.........................................       2,391
Pricing services............................................       1,078
Other.......................................................       3,342
                                                              ----------
Total expenses..............................................                  2,239,097
                                                                           ------------
Investment income--net......................................                    483,435
                                                                           ------------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS--NET:
Realized gain on investments--net...........................                 76,043,142
Change in unrealized appreciation/depreciation on
  investments--net..........................................                (17,567,405)
                                                                           ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........               $ 58,959,172
                                                                           ============
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    483,435       $  1,411,984
Realized gain on investments--net...........................    76,043,142         41,465,516
Change in unrealized appreciation/depreciation on
  investments--net..........................................   (17,567,405)        93,096,217
                                                              ------------       ------------
Net increase in net assets resulting from operations........    58,959,172        135,973,717
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................            --         (2,027,342)
  Class B...................................................            --            (10,062)
In excess of investment income--net:
  Class A...................................................            --           (101,971)
  Class B...................................................            --               (506)
Realized gain on investments--net:
  Class A...................................................   (27,900,002)       (57,708,553)
  Class B...................................................      (294,280)          (239,993)
                                                              ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (28,194,282)       (60,088,427)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    32,350,451          9,518,990
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    63,115,341         85,404,280
Beginning of period.........................................   533,188,835        447,784,555
                                                              ------------       ------------
End of period*..............................................  $596,304,176       $533,188,835
                                                              ============       ============
------------------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    380,958       $   (102,477)
                                                              ============       ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                    CLASS A+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE      -------------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                    FOR THE SIX              FOR THE YEAR ENDED DECEMBER 31,
                                                   MONTHS ENDED     --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:            JUNE 30, 2000      1999          1998          1997          1996
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........         $  23.35       $  19.95      $  27.75      $  26.22      $  27.98
                                                     --------       --------      --------      --------      --------
Investment income--net......................              .02            .06           .03           .09           .13
Realized and unrealized gain (loss) on
  investments--net..........................             2.51           6.03         (1.41)         2.80          1.84
                                                     --------       --------      --------      --------      --------
Total from investment operations............             2.53           6.09         (1.38)         2.89          1.97
                                                     --------       --------      --------      --------      --------
Less dividends and distributions:
  Investment income--net....................               --           (.09)         (.09)         (.08)         (.14)
  In excess of investment income--net.......               --           (.01)           --            --            --
  Realized gain on investments--net.........            (1.24)         (2.59)        (6.33)        (1.28)        (3.59)
                                                     --------       --------      --------      --------      --------
Total dividends and distributions...........            (1.24)         (2.69)        (6.42)        (1.36)        (3.73)
                                                     --------       --------      --------      --------      --------
Net asset value, end of period..............         $  24.64       $  23.35      $  19.95      $  27.75      $  26.22
                                                     ========       ========      ========      ========      ========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........           11.07%++       34.15%        (6.50%)       11.72%         8.11%
                                                     ========       ========      ========      ========      ========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................             .80%*          .81%          .81%          .80%          .81%
                                                     ========       ========      ========      ========      ========
Investment income--net......................             .17%*          .32%          .13%          .32%          .50%
                                                     ========       ========      ========      ========      ========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....         $589,171       $528,571      $446,510      $481,614      $453,029
                                                     ========       ========      ========      ========      ========
Portfolio turnover..........................           43.19%         89.90%        56.29%       147.06%        80.84%
                                                     ========       ========      ========      ========      ========
----------------------------------------------------------------------------------------------------------------------

* Annualized.
**Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                                                CLASS B++
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            ----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                   FOR THE
FINANCIAL STATEMENTS.                                                         YEAR ENDED
                                                         FOR THE SIX         DECEMBER 31,          FOR THE PERIOD
                                                        MONTHS ENDED     ---------------------     OCT. 23, 1997+
INCREASE (DECREASE) IN NET ASSET VALUE:                 JUNE 30, 2000     1999          1998      TO DEC. 31, 1997
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................      $ 23.35       $ 19.94       $ 27.74        $  31.23
                                                           -------       -------       -------        --------
Investment income (loss)--net........................           --+++        .03            --+++         (.01)
Realized and unrealized gain (loss) on
  investments--net...................................         2.51          6.03         (1.39)          (3.48)
                                                           -------       -------       -------        --------
Total from investment operations.....................         2.51          6.06         (1.39)          (3.49)
                                                           -------       -------       -------        --------
Less dividends and distributions:
  Investment income--net.............................           --          (.06)         (.08)             --
  In excess of investment income--net................           --            --+++         --              --
  Realized gain on investments--net..................        (1.24)        (2.59)        (6.33)             --
                                                           -------       -------       -------        --------
Total dividends and distributions....................        (1.24)        (2.65)        (6.41)             --
                                                           -------       -------       -------        --------
Net asset value, end of period.......................      $ 24.62       $ 23.35       $ 19.94        $  27.74
                                                           =======       =======       =======        ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................       10.98%++      33.99%        (6.52%)        (11.18%)++
                                                           =======       =======       =======        ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses.............................................         .95%*         .96%          .97%            .96%*
                                                           =======       =======       =======        ========
Investment income (loss)--net........................         .03%*         .17%          .02%           (.24%)*
                                                           =======       =======       =======        ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............      $ 7,133       $ 4,618       $ 1,275        $    248
                                                           =======       =======       =======        ========
Portfolio turnover...................................       43.19%        89.90%        56.29%         147.06%
                                                           =======       =======       =======        ========
------------------------------------------------------------------------------------------------------------------

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. + Commencement of operations.
++ Based on average shares outstanding.
+++ Amount is less than $.01 per share.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--SMALL CAP VALUE FOCUS FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Small Cap Value Focus Fund (the "Fund") (formerly Special Value Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess are due primarily to differing tax treatments for post-October losses.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class B net assets.
  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.
  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $51,596 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Accounting services are provided to the Fund by MLIM at cost.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $231,436,786 and $229,066,450, respectively.

  Net realized gains for the six months ended June 30, 2000 and net unrealized losses as of June 30, 2000 were as follows:

------------------------------------------------------------------
                                          Realized     Unrealized
                                            Gains        Losses
------------------------------------------------------------------
Long-term investments..................  $76,043,142   $(3,042,925)
                                         -----------   -----------
Total..................................  $76,043,142   $(3,042,925)
                                         ===========   ===========
------------------------------------------------------------------

  At June 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $3,042,925, of which $104,159,179 related to appreciated securities and $107,202,104 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $591,881,676.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $32,350,451 and $9,518,990 for the six months ended June 30, 2000 and for the year ended December 31, 1999, respectively.

  Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                  Dollar
June 30, 2000                              Shares        Amount
-------------------------------------------------------------------
Shares sold.............................    900,293   $ 21,497,693
Shares issued to shareholders in
 reinvestment of distributions..........  1,181,703     27,900,002
                                          ---------   ------------
Total issued............................  2,081,996     49,397,695
Shares redeemed.........................   (810,289)   (19,229,170)
                                          ---------   ------------
Net increase............................  1,271,707   $ 30,168,525
                                          =========   ============
-------------------------------------------------------------------

--------------------------------------------------------------------
Class A Shares for the Year Ended                         Dollar
December 31, 1999                          Shares         Amount
--------------------------------------------------------------------
Shares sold............................   1,944,306    $ 39,665,650
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................   3,187,384      59,837,866
                                         ----------    ------------
Total issued...........................   5,131,690      99,503,516
Shares redeemed........................  (4,877,558)    (92,692,960)
                                         ----------    ------------
Net increase...........................     254,132    $  6,810,556
                                         ==========    ============
--------------------------------------------------------------------

--------------------------------------------------------------------
Class B Shares for the Six Months Ended                    Dollar
June 30, 2000                                  Shares      Amount
--------------------------------------------------------------------
Shares sold.................................   93,056    $2,210,657
Shares issued to shareholders in
 reinvestment of distributions..............   12,470       294,280
                                              -------    ----------
Total issued................................  105,526     2,504,937
Shares redeemed.............................  (13,593)     (323,011)
                                              -------    ----------
Net increase................................   91,933    $2,181,926
                                              =======    ==========
--------------------------------------------------------------------

--------------------------------------------------------------------
Class B Shares for the Year Ended                          Dollar
December 31, 1999                              Shares      Amount
--------------------------------------------------------------------
Shares sold.................................  155,450    $3,156,822
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..............................   12,596       250,561
                                              -------    ----------
Total issued................................  168,046     3,407,383
Shares redeemed.............................  (34,175)     (698,949)
                                              -------    ----------
Net increase................................  133,871    $2,708,434
                                              =======    ==========
--------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
JUNE 30, 2000--SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  During the six-month period ended June 30, 2000, the Fund changed its name from Global Utility Focus Fund to Utilities & Telecommunications Focus Fund. The Fund's investment objective has remained the same.

PORTFOLIO MATTERS

  During the same six-month period, we also changed the Fund's composition. For example, at December 31, 1999, 54% of the Fund's net assets was invested in foreign utility stocks and nearly 25% in domestic utility stocks. As of June 30, 2000, approximately 29% of the Fund's net assets was invested in foreign utilities and over 60% in domestic utility stocks. The biggest change in terms of sector weighting has been a reduction in foreign telecommunications and an increase in domestic electric holdings.

  This shift in allocation between foreign and domestic utilities was the result of several factors. The domestic electric sector appeared to be attractive on a valuation basis. The foreign telecommunications sector, Europe in particular, became expensive relative to the US telecommunications sector. Moreover, the prospect for significant share issuance from the European telecommunications sector, and high prices paid for the initial auctions of spectrum to be used for the next generation of wireless telecommunications, are potential negative events for the sector.

  In addition to some of these specific factors, currency movements and investor sentiment also played a role in the performance of the utility sector in the first half of 2000. For example, the euro relative to the US dollar began the new year trading at 1.0243 and finished on June 30, 2000, at a value of 0.9525, a decline of 7%. Overall investor sentiment turned cautious as investors sold-off some of the higher risk NASDAQ stocks in favor of more defensive sectors such as the domestic electrics. Furthermore, investors tended to move away from the European technology/media/ telecommunications group during the first half of 2000.

  The Fund's performance in the early part of the six-month period was negatively impacted by our ownership in several European utilities and the accompanying weakness in the euro versus the US dollar. Although most of the stocks held in this group had positive price activity for the six-month period on a local currency basis, when translated back into US dollars, the values were diminished. The extremely strong stock price activity of the domestic natural gas and electric utility sectors over a short period of time was unexpected. The fundamental outlook for the natural gas sector was thought to be favorable going into the year, and we maintained a weighting that was above that of utility indexes such as the unmanaged Standard & Poor's Utility Index. The weighting in domestic electrics in the Fund at the start of 2000 was nearly 16%. As of June 30, 2000, nearly 31% of the Fund's net assets invested in this sector. Thus, the Fund has participated in two of the strongest performing utility sectors.

PORTFOLIO ACTIVITY

  We added several new names to the Fund's portfolio over the six-month period. We purchased shares of two telecommunications equipment companies, Lucent Technologies Inc. and Nokia Oyj 'A'. As a result of a purchase of the Canadian telecom company BCE Inc., we received shares in telecommunication equipment manufacturer Nortel Networks Corporation. The telecommunication equipment group appears to be attractive as capital expenditures in the telecommunications arena continue to grow. Moreover, we bought three new domestic telecommunication companies that we believe will participate in the continuing demand for new and faster services. We added Dynergy Inc., a play on the natural gas investment theme as well as a beneficiary of electricity shortages here in the United States. Finally, we started positions in seven holdings in the domestic electric utility sector, which we believe offer good value and above average potential growth.

--------------------------------------------------------------------------------

IN CONCLUSION

  We appreciate your investment in Utilities & Telecommunications Focus Fund of Merrill Lynch Variable Series Funds, Inc., and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

/s/ Walter D. Rogers
Walter D. Rogers
Senior Vice President and Portfolio Manager

July 26, 2000

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
AVERAGE ANNUAL TOTAL RETURN--CLASS A SHARES
--------------------------------------------------------------------------------
PERIOD COVERED                                                          % RETURN
--------------------------------------------------------------------------------
Year Ended 6/30/00                                                       + 6.39%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                                                  +16.52
--------------------------------------------------------------------------------
Inception (7/01/93) through 6/30/00                                       +12.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                                6 MONTH         12 MONTH
                                                              TOTAL RETURN    TOTAL RETURN
------------------------------------------------------------------------------------------
Class A Shares                                                    -4.74%          +6.39%

--------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000                      (IN US DOLLARS)
--------------------------------------------------------------------------------

                                      SHARES                                                                  PERCENT OF
    COUNTRY           INDUSTRY         HELD                      COMMON STOCKS                    VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA        TELECOMMUNICATIONS    257,600    +Cable & Wireless Optus Limited............  $    770,222       0.7%
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS        303,329    Australian Gas Light Company Limited.......     1,812,081       1.5
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN AUSTRALIA                2,582,303       2.2
------------------------------------------------------------------------------------------------------------------------
BERMUDA          TELECOMMUNICATIONS     86,100    +Global Crossing Ltd. .....................     2,265,506       1.9
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN BERMUDA                  2,265,506       1.9
------------------------------------------------------------------------------------------------------------------------
BRAZIL           TELECOMMUNICATIONS     10,300    Embratel Participacoes SA (ADR)*...........       243,337       0.2
                                         1,030    Tele Celular Sul Participacoes SA (ADR)*...        46,608       0.1
                                         3,433    Tele Centro Oeste Celular Participacoes SA
                                                    (ADR)*...................................        41,196       0.1
                                         2,060    +Tele Centro Sul Participacoes SA (ADR)*...       150,509       0.1
                                           206    Tele Leste Celular Participacoes SA
                                                    (ADR)*...................................         9,116       0.0
                                           515    Tele Nordeste Celular Participacoes SA
                                                    (ADR)*...................................        35,664       0.0
                                           206    Tele Norte Celular Participacoes SA
                                                    (ADR)*...................................        10,455       0.0
                                        11,506    Tele Norte Leste Participacoes SA (ADR)*...       271,829       0.2
                                        10,300    +Telecomunicacoes Brasileiras
                                                    SA-Telebras (ADR)*.......................           161       0.0
                                           515    Telemig Celular Participacoes SA (ADR)*....        36,823       0.0
                                         4,120    Telesp Celular Participacoes SA (ADR)*.....       184,885       0.2
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN BRAZIL                   1,030,583       0.9
------------------------------------------------------------------------------------------------------------------------
CANADA           TELECOMMUNICATIONS     11,000    BCE Inc. ..................................       261,937       0.2
                                        17,274    Nortel Networks Corporation................     1,178,951       1.0
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN CANADA                   1,440,888       1.2
------------------------------------------------------------------------------------------------------------------------
DENMARK          TELECOMMUNICATIONS     46,300    Tele Danmark A/S (ADR)*....................     1,574,200       1.4
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN DENMARK                  1,574,200       1.4
------------------------------------------------------------------------------------------------------------------------
FINLAND          TELECOMMUNICATIONS     12,000    Nokia Oyj 'A' (ADR)*.......................       599,250       0.5
                                        41,236    Sonera Oyj.................................     1,887,502       1.6
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN FINLAND                  2,486,752       2.1
------------------------------------------------------------------------------------------------------------------------
GERMANY          TELECOMMUNICATIONS      6,000    Mannesmann AG..............................     1,466,658       1.2
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC     15,600   E.ON AG....................................       768,644       0.7
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN GERMANY                  2,235,302       1.9
------------------------------------------------------------------------------------------------------------------------
HONG KONG        TELECOMMUNICATIONS      7,300    +China Telecom (Hong Kong) Limited
                                                    (ADR)*...................................     1,298,031       1.1
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC     70,000   CLP Holdings Limited.......................       325,966       0.3
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN HONG KONG                1,623,997       1.4
------------------------------------------------------------------------------------------------------------------------
ITALY            TELECOMMUNICATIONS     86,000    Telecom Italia SpA.........................     1,187,130       1.0
                                       361,900    Telecom Italia SpA (Registered Non-
                                                    Convertible).............................     2,411,076       2.1
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN ITALY                    3,598,206       3.1
------------------------------------------------------------------------------------------------------------------------
JAPAN            TELECOMMUNICATIONS        110    Nippon Telegraph & Telephone
                                                    Corporation(NTT).........................     1,465,904       1.3
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN JAPAN                    1,465,904       1.3
------------------------------------------------------------------------------------------------------------------------
MEXICO           TELECOMMUNICATIONS     24,000    Telefonos de Mexico SA (ADR)*..............     1,371,000       1.2
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN MEXICO                   1,371,000       1.2
------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND      TELECOMMUNICATIONS     20,100    Telecom Corporation of New Zealand Limited
                                                    (ADR)*...................................       565,313       0.5
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN NEW ZEALAND                565,313       0.5
------------------------------------------------------------------------------------------------------------------------
PORTUGAL         TELECOMMUNICATIONS    123,000    Portugal Telecom SA (ADR)*.................     1,383,750       1.2
                 ------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONTINUED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                      SHARES                                                                  PERCENT OF
    COUNTRY           INDUSTRY         HELD                      COMMON STOCKS                    VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
PORTUGAL         UTILITIES--ELECTRIC     29,940   EDP-Electricidade de Portugal, SA (ADR)*...  $  1,032,930       0.9%
(CONCLUDED)

                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN PORTUGAL                 2,416,680       2.1
------------------------------------------------------------------------------------------------------------------------
SPAIN            TELECOMMUNICATIONS      5,952    +Telefonica SA (ADR)*......................       381,316       0.3
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC     79,900   Endesa SA (ADR)*...........................     1,558,050       1.3
                                       131,000    Iberdrola SA...............................     1,695,284       1.5
                                                                                               ------------     -----
                                                                                                  3,253,334       2.8
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN SPAIN                    3,634,650       3.1
------------------------------------------------------------------------------------------------------------------------
UNITED           TELECOMMUNICATIONS     58,216    British Telecommunications PLC.............       752,658       0.7
KINGDOM                                 10,000    British Telecommunications PLC (ADR)*......     1,322,500       1.1
                                        53,000    Vodafone AirTouch PLC (ADR)*...............     2,196,188       1.9
                                                                                               ------------     -----
                                                                                                  4,271,346       3.7
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC     95,139   PowerGen PLC...............................       813,775       0.7
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN THE UNITED KINGDOM       5,085,121       4.4
------------------------------------------------------------------------------------------------------------------------
UNITED           TELECOMMUNICATIONS     55,500    AT&T Corp..................................     1,755,187       1.5
STATES                                   9,000    +Allegiance Telecom, Inc. .................       576,000       0.5
                                        47,616    +Bell Atlantic Corporation.................     2,419,488       2.1
                                        58,000    BellSouth Corporation......................     2,472,250       2.1
                                        45,000    Broadwing Inc. ............................     1,167,187       1.0
                                        11,000    Lucent Technologies Inc. ..................       651,750       0.6
                                        73,662    SBC Communications Inc. ...................     3,185,882       2.7
                                        42,000    Sprint Corp. (FON Group)...................     2,142,000       1.8
                                        21,000    Sprint Corp. (PCS Group)...................     1,249,500       1.1
                                        14,000    +WinStar Communications, Inc. .............       474,250       0.4
                                        60,000    +WorldCom Inc. ............................     2,752,500       2.4
                                                                                               ------------     -----
                                                                                                 18,845,994      16.2
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC     65,600   Allegheny Energy, Inc. ....................     1,795,800       1.5
                                        38,192    Cinergy Corp. .............................       971,509       0.8
                                        49,300    Consolidated Edison, Inc. .................     1,460,512       1.3
                                        37,000    Constellation Energy Group.................     1,204,812       1.0
                                        31,500    DTE Energy Company.........................       962,719       0.8
                                        32,000    DQE, Inc. .................................     1,264,000       1.1
                                        31,000    Duke Energy Corporation....................     1,747,625       1.5
                                        31,000    Edison International.......................       635,500       0.5
                                        67,600    Energy East Corporation....................     1,288,625       1.1
                                        54,300    Entergy Corporation........................     1,476,281       1.3
                                        94,000    FPL Group, Inc. ...........................     4,653,000       4.0
                                        89,000    GPU, Inc. .................................     2,408,562       2.1
                                        55,000    The Montana Power Company..................     1,942,187       1.7
                                        55,500    NSTAR......................................     2,258,156       1.9
                                        89,100    NiSource Inc. .............................     1,659,488       1.4
                                        38,000    Pinnacle West Capital Corporation..........     1,287,250       1.1
                                        49,200    Reliant Energy, Inc. ......................     1,454,475       1.3
                                        92,100    The Southern Company.......................     2,147,081       1.9
                                                                                               ------------     -----
                                                                                                 30,617,582      26.3
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--ELECTRIC     36,000   +Calpine Corporation.......................     2,367,000       2.1
                 &
                 GAS                     2,300    +Capstone Turbine Corporation..............       103,931       0.1
                                        54,000    DPL Inc. ..................................     1,184,625       1.0
                                        49,000    SCANA Corporation..........................     1,182,125       1.0
                                                                                               ------------     -----
                                                                                                  4,837,681       4.2
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--GAS         28,800    The Coastal Corporation....................     1,753,200       1.5
                                        19,000    Dynergy Inc. (Class A).....................     1,297,937       1.1
                                        53,400    El Paso Energy Corporation.................     2,720,062       2.3
                                        30,000    Enron Corp. ...............................     1,935,000       1.7
                                        33,000    KeySpan Corporation........................     1,014,750       0.9
                 UTILITIES--GAS         37,100    National Fuel Gas Company..................     1,808,625       1.6

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2000 (CONCLUDED)          (IN US DOLLARS)
--------------------------------------------------------------------------------

                                      SHARES                                                                  PERCENT OF
    COUNTRY           INDUSTRY         HELD                      COMMON STOCKS                    VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------
UNITED                                  25,000    New Jersey Resources Corporation...........  $    951,562       0.8%
STATES
(CONCLUDED)

                                        42,000    Washington Gas Light Company...............     1,010,625       0.9
                                        64,000    The Williams Companies, Inc. ..............     2,668,000       2.3
                                                                                               ------------     -----
                                                                                                 15,159,761      13.1
                 ------------------------------------------------------------------------------------------------------
                 UTILITIES--WATER       33,300    Philadelphia Suburban Corporation..........       682,650       0.6
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS IN THE UNITED STATES       70,143,668      60.4
                 ------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN COMMON STOCKS
                                                  (COST--$73,197,001)                           103,520,073      89.1
------------------------------------------------------------------------------------------------------------------------

                                       FACE
                                      AMOUNT                 SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                          $4,000,000    CSW Credit Inc., 6.70% due 7/13/2000.......     3,990,322       3.4
PAPER**                              2,187,000    General Motors Acceptance Corp., 7.13% due
                                                    7/03/2000................................     2,185,701       1.9
                                     1,500,000    Goldman Sachs Group, Inc., 6.58% due
                                                    7/28/2000................................     1,492,323       1.3
                                                                                               ------------     -----
                                                                                                  7,668,346       6.6
------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                                     Federal Home Loan Banks:
AGENCY                               1,500,000    6.45% due 7/05/2000........................     1,498,656       1.3
OBLIGATIONS**                        3,500,000    6.42% due 8/02/2000........................     3,479,403       3.0
                                                                                               ------------     -----
                                                                                                  4,978,059       4.3
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS IN SHORT-TERM
                                                  SECURITIES (COST--$12,646,405)                 12,646,405      10.9
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS (COST--$85,843,406)......   116,166,478     100.0
                                                  OTHER ASSETS LESS LIABILITIES..............        30,984       0.0
                                                                                               ------------     -----
                                                  NET ASSETS.................................  $116,197,462     100.0%
                                                                                               ============     =====
------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

* American Depositary Receipts (ADR).

** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost--$85,843,406)........             $116,166,478
Cash........................................................                    5,567
Receivables:
  Securities sold...........................................  $376,107
  Dividends.................................................   191,587
  Capital shares sold.......................................    10,080        577,774
                                                              --------
Prepaid expenses and other assets...........................                    9,254
                                                                         ------------
Total assets................................................              116,759,073
                                                                         ------------
-------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Securities purchased......................................   412,907
  Capital shares redeemed...................................    63,322
  Investment adviser........................................    55,312        531,541
                                                              --------
Accrued expenses and other liabilities......................                   30,070
                                                                         ------------
Total liabilities...........................................                  561,611
                                                                         ------------
-------------------------------------------------------------------------------------
NET ASSETS..................................................             $116,197,462
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized+........................................             $    734,461
Paid-in capital in excess of par............................               56,035,007
Undistributed investment income--net........................                1,716,107
Undistributed realized capital gains on investments and
  foreign currency transactions--net........................               27,387,946
Unrealized appreciation on investments and foreign currency
  transactions--net.........................................               30,323,941
                                                                         ------------
NET ASSETS..................................................             $116,197,462
                                                                         ============
-------------------------------------------------------------------------------------
NET ASSET VALUE:
Class A--Based on net assets of $116,197,462 and 7,344,612
  shares outstanding........................................             $      15.82
                                                                         ============
-------------------------------------------------------------------------------------

+ The Fund is also authorized to issue 100,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $52,153 foreign withholding tax)..........                 $  2,350,938
Interest and discount earned................................                      191,522
                                                                             ------------
Total income................................................                    2,542,460
                                                                             ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $    380,869
Custodian fees..............................................        20,368
Accounting services.........................................        12,120
Professional fees...........................................         8,128
Printing and shareholder reports............................         5,503
Transfer agent fees.........................................         2,522
Directors' fees and expenses................................         1,267
Pricing services............................................           908
Other.......................................................         1,666
                                                              ------------
Total expenses..............................................                      433,351
                                                                             ------------
Investment income--net......................................                    2,109,109
                                                                             ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS--NET:
Realized gain from:
  Investments--net..........................................    27,364,505
  Foreign currency transactions--net........................        23,446     27,387,951
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (35,199,292)
  Foreign currency transactions--net........................         2,694    (35,196,598)
                                                              ------------   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ (5,699,538)
                                                                             ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE SIX          FOR THE
                                                              MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                            JUNE 30, 2000    DECEMBER 31, 1999
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  2,109,109       $  2,416,512
Realized gain on investments and foreign currency
  transactions--net.........................................    27,387,951         11,333,702
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net........   (35,196,598)         1,214,380
                                                              ------------       ------------
Net increase (decrease) in net assets resulting from
  operations................................................    (5,699,538)        14,964,594
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class A...................................................      (396,247)        (2,956,986)
Realized gain on investments--net:
  Class A...................................................    (1,417,240)       (14,676,812)
                                                              ------------       ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (1,813,487)       (17,633,798)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (9,376,877)        (9,221,584)
                                                              ------------       ------------
------------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (16,889,902)       (11,890,788)
Beginning of period.........................................   133,087,364        144,978,152
                                                              ------------       ------------
End of period*..............................................  $116,197,462       $133,087,364
                                                              ============       ============
------------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $  1,716,107       $      3,245
                                                              ============       ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                     CLASS A
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        ----------------------------------------------------------------
FINANCIAL STATEMENTS.
                                                      FOR THE SIX             FOR THE YEAR ENDED DECEMBER 31,
                                                      MONTHS ENDED    -----------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:              JUNE 30, 2000+    1999+        1998+         1997         1996
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............     $  16.85      $  17.08     $  14.84     $  12.19     $  11.30
                                                        --------      --------     --------     --------     --------
Investment income--net.............................          .28           .30          .36          .43          .46
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net...........        (1.07)         1.75         2.99         2.66          .95
                                                        --------      --------     --------     --------     --------
Total from investment operations...................         (.79)         2.05         3.35         3.09         1.41
                                                        --------      --------     --------     --------     --------
Less dividends and distributions:
  Investment income--net...........................         (.05)         (.37)        (.40)        (.44)        (.52)
  Realized gain on investments--net................         (.19)        (1.91)        (.71)          --           --
                                                        --------      --------     --------     --------     --------
Total dividends and distributions..................         (.24)        (2.28)       (1.11)        (.44)        (.52)
                                                        --------      --------     --------     --------     --------
Net asset value, end of period.....................     $  15.82      $  16.85     $  17.08     $  14.84     $  12.19
                                                        ========      ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.................       (4.74%)++     12.63%       24.06%       25.90%       12.96%
                                                        ========      ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................         .68%*         .69%         .68%         .67%         .66%
                                                        ========      ========     ========     ========     ========
Investment income--net.............................        3.31%*        1.83%        2.39%        3.21%        3.90%
                                                        ========      ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........     $116,197      $133,087     $144,978     $138,206     $142,438
                                                        ========      ========     ========     ========     ========
Portfolio turnover.................................       23.41%         4.20%        5.20%        7.70%       11.39%
                                                        ========      ========     ========     ========     ========
---------------------------------------------------------------------------------------------------------------------

* Annualized.

** Total investment returns exclude insurance-related fees and expenses.

+ Based on average shares outstanding.

++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.--UTILITIES & TELECOMMUNICATIONS FOCUS FUND

NOTES TO FINANCIALS STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Variable Series Funds, Inc. (the "Company") is an open-end management investment company that as of June 30, 2000 was comprised of 19 separate funds. Each fund offers two classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. Utilities & Telecommunications Focus Fund (the "Fund") (formerly Global Utility Focus Fund) is classified as "diversified," as defined in the Investment Company Act of 1940. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at the settlement price at the close of the applicable exchange. Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in

--------------------------------------------------------------------------------

value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  MLIM and Merrill Lynch Life Agency, Inc. ("MLLA") have entered into an agreement that limits the operating expenses paid by the Fund, exclusive of any distribution fees imposed on Class B Shares, to 1.25% of its average daily net assets. Any such expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLIM which, in turn, will be reimbursed by MLLA.

  For the six months ended June 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., earned $5,632 in commissions on the execution of portfolio security transactions for the Fund.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  FAM Distributors, Inc. ("FAMD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., is the Fund's distributor.

  Accounting services are provided to the Fund by MLIM at cost.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $28,044,838 and $46,643,856, respectively.

  Net realized gains for the six months ended June 30, 2000 and net unrealized gains as of June 30, 2000 were as follows:

---------------------------------------------------------------------
                                         Realized        Unrealized
                                          Gains            Gains
---------------------------------------------------------------------
Long-term investments...............   $27,364,505      $30,323,072
Foreign currency transactions.......        23,446              869
                                       -----------      -----------
Total...............................   $27,387,951      $30,323,941
                                       ===========      ===========
---------------------------------------------------------------------

--------------------------------------------------------------------------------

  At June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $30,323,072, of which $34,091,715 related to appreciated securities and $3,768,643 related to depreciated securities. At June 30, 2000, the aggregate cost of investments for Federal income tax purposes was $85,843,406.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

-------------------------------------------------------------------
Class A Shares for the Six Months Ended                   Dollar
June 30, 2000                              Shares         Amount
-------------------------------------------------------------------
Shares sold...........................      171,027    $  2,928,726
Shares issued to shareholders in
 reinvestment of dividends and
 distributions........................      109,576       1,813,487
                                         ----------    ------------
Total issued..........................      280,603       4,742,213
Shares redeemed.......................     (834,646)    (14,119,090)
                                         ----------    ------------
Net decrease..........................     (554,043)   $ (9,376,877)
                                         ==========    ============
-------------------------------------------------------------------

-----------------------------------------------------------------
Class A Shares for the Year Ended                       Dollar
December 31, 1999                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     339,237    $  5,557,571
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,054,101      17,633,798
                                       ----------    ------------
Total issued.........................   1,393,338      23,191,369
Shares redeemed......................  (1,982,708)    (32,412,953)
                                       ----------    ------------
Net decrease.........................    (589,370)   $ (9,221,584)
                                       ==========    ============
-----------------------------------------------------------------

5. SUBSEQUENT EVENT:

On July 6, 2000, the Company's Board of Directors declared an ordinary income dividend in the amount of $.233919 per Class A Share payable on July 11, 2000 to shareholders of record as of July 5, 2000.

---------------------------------------------------------
MERRILL LYNCH
VARIABLE SERIES FUNDS, INC.
---------------------------------------------------------
PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011
CUSTODIAN
For all Funds except Developing Capital
Markets Focus Fund:
The Bank of New York
110 Washington Street
New York, NY 10286
For Developing Capital Markets Focus Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

DIRECTORS AND OFFICERS

Terry K. Glenn
President

Kevin M. Rendino
Senior Vice President

Joe Grills
Director

Thomas R. Robinson
Senior Vice President

Walter Mintz
Director

Walter D. Rogers
Senior Vice President

Robert S. Salomon Jr.
Director

Kurt Schansinger
Senior Vice President

Melvin R. Seiden
Director

Robert M. Shearer
Senior Vice President

Stephen B. Swensrud
Director

Daniel V. Szemis
Senior Vice President

Arthur Zeikel
Director

Harry Escobar
Vice President

Christopher G. Ayoub
Senior Vice President

Clive D. Lang
Vice President

R. Elise Baum
Senior Vice President

Robert F. Murray
Vice President

Robert C. Doll, Jr.
Senior Vice President

Jacqueline L. Rogers
Vice President

Lawrence R. Fuller
Senior Vice President

Donald C. Burke
Vice President and
Treasurer

Vincent T. Lathbury III
Senior Vice President

Allan J. Oster
Secretary

Kevin J. McKenna
Senior Vice President

Eric S. Mitofsky
Senior Vice President

Joseph T. Monagle Jr.
Senior Vice President

Grace Pineda
Senior Vice President

--------------------------------------------------------------------------------

  This report is only for distribution to shareholders of one of the Funds of Merrill Lynch Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Domestic Money Market Fund or Reserve Assets Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the money market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Variable Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011
                                                                     #16897-6/00